UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07874

JPMorgan Insurance Trust

(Exact name of registrant as specified in charter)

1111 Polaris Parkway

Columbus, Ohio 43240

(Address of principal executive offices) (Zip code)

Frank J. Nasta

245 Park Avenue

New York, NY 10167

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: December 31

Date of reporting period: January 1, 2009 through December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

JPMorgan Insurance Trust

December 31, 2009

JPMorgan Insurance Trust Balanced Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	5
Financial Statements	12
Financial Highlights	16
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	25
Trustees	26
Officers	28
Schedule of Shareholder Expenses	29
Board Approval of Investment Advisory Agreement	30
Tax Letter	33

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JANUARY 15, 2010 (Unaudited)

Dear Shareholder:

It is hard to imagine a more negative and confusing environment than the one we faced one year ago. At the time, the global financial system was in the midst of an unprecedented crisis, stock markets were crashing around the world and the U.S. economy was in the midst of its worst recession since World War II. Today, things look better in many ways; the financial crisis has abated, stock markets are up substantially from their lows, and the economy appears to have embarked on a recovery.

“Today, things look better in many ways; the financial crisis has abated, stock markets are up substantially from their lows, and the economy appears to have embarked on a recovery”

While this is welcomed, we, like you, are aware of how far we still have to go to return to “normal” in terms of the economy and markets. Pent-up demand — combined with monetary and fiscal stimulus — may have ignited the recovery, but the recovery will need job growth to sustain itself. While we do expect job growth to eventually materialize, the economy remains vulnerable to a relapse on the road to recovery. Therefore, it makes sense to maintain a diversified portfolio — one that can benefit from a recovery maturing into a full-fledged expansion, while still providing some protection from any potential retreat from that path.

Equity markets move sharply higher

After a dismal 2008, equities continued to sink in early 2009, with the Standard & Poor’s 500 Index (“S&P 500 Index”) dropping to a 14-year low on March 9. From that point on, however, equity markets rebounded strongly and by the end of December the S&P 500 Index had risen by 26.5% for the year to a level of 1,115.

From an equity style perspective, mid cap companies surged ahead of their small and large cap counterparts over the past 12 months (40.5%, according to the Russell Midcap Index, compared to 28.4% and 27.2%, as measured by the Russell 1000 and the Russell 2000 Indexes, respectively). Overall, growth stocks fared better than value in the large cap space, reflecting the heavy weighting of financial companies among the latter. The Russell 1000 Growth Index returned 37.2% for the 12-month period, compared to 19.7% for the Russell 1000 Value Index. Moving down the capitalization spectrum, the Russell Midcap Growth and the Midcap Value Indices returned 46.3% and 34.2%, respectively. In the small cap segment, the Russell 2000 Growth Index returned 34.5%, while the Russell 2000 Value Index provided a 20.6% return.

After turning in a dismal performance at the end of 2008, overseas stocks also posted strong gains, particularly in the emerging markets countries of Brazil, Russia, India, and China. The MSCI Emerging Markets Index returned an impressive 79.0% gross return for the 12-month reporting period, while the MSCI EAFE Index returned 32.5% (gross) for the same period.

Treasury markets decline as investors seek higher yields

Credit-related areas of the fixed income markets staged their own rebound in 2009 as investors fled to the mortgage, investment-grade corporate and high yield areas of the market, all of which posted strong gains. Treasury markets, however, declined as investors retreated from the “flight to safety” that they took in 2008. Within this environment, the Barclays Capital U.S. Aggregate Index returned a modest 5.9% for the 12-month period. The Barclays Capital High Yield Index returned a spectacular 58.2%, while the Barclays Capital Emerging Markets Index returned 34.2%. Yields on the benchmark 10-year Treasury climbed from 2.3% 12 months ago to 3.9% as of the end of the reporting period. Yields on the 30-year benchmark were 4.6%, compared to 2.7% 12 months ago, while yields on the two-year note also rose, from 0.8% to 1.11%.

Manage risks on the road to recovery

Both the Federal Reserve and the Federal Government have taken unprecedented steps to aid the economy. Although the effectiveness of these measures will be debated for years to come, the economy appears to be improving whether due to government stimulus or not. Less controversial, however, are the eventual negative side effects of these actions. In the long run, the debt incurred by the Federal Government to stimulate the economy should result in both higher taxes and higher long-term interest rates. While the New Year may bring investors some new investing opportunities, it’s also important to safeguard portfolios against potential risks by maintaining a balanced approach including a diverse array of fixed income and alternative asset classes.

On behalf of everyone at J.P. Morgan Asset Management, I would like to wish you a very happy and prosperous new year. We look forward to continuing to support your investment goals in 2010 and beyond. Should you have any questions, please visit our website at www.jpmorganfunds.com, or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Balanced Portfolio

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	August 1, 1994
Fiscal Year End	December 31
Net Assets as of 12/31/2009	$38,580,183
Primary Benchmarks	S&P 500 Index, Barclays Capital U.S. Aggregate Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust Balanced Portfolio, which seeks to provide total return while preserving capital,* returned 24.45%** (Class 1 Shares) for the 12 months ended December 31, 2009. Because the Portfolio invests in both equity and fixed income securities, the Portfolio’s performance is compared to both broad-based equity and fixed income benchmarks. The Portfolio’s equity benchmark, the S&P 500 Index, returned 26.46%, while the Portfolio’s fixed income benchmark, the Barclays Capital U.S. Aggregate Index returned 5.93%. The Portfolio’s customized benchmark returned 18.40%. The customized benchmark is a blend of equity and fixed income benchmarks that correspond to the Portfolio’s model allocation, consisting of 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Index.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The global stock market rally that began in March 2009 spanned the entire equity spectrum and continued for the remainder of the year, enabling stocks to recoup significant portions of their losses from the bear market that began in the fall of 2007. The equity market’s turnaround in 2009 was attributed to a number of factors, including optimism regarding central banks’ actions to revitalize their economies and positive earnings surprises. In addition, investor risk aversion seemed to abate, as there were increasing signs that the global economy was on the road to recovery.

Against this backdrop, there was also a sharp rally for non-U.S. Treasuries, such as corporate bonds, mortgage-backed securities and agency securities, as their spreads narrowed. Generally, when credit spreads of a particular group of securities narrow, prices rise, yields fall and total returns increase relative to comparable-duration U.S. Treasuries. In particular, lower quality high yield bonds (junk bonds) performed well in 2009, as did emerging market debt.

The Portfolio underperformed the S&P 500 Index for the period. As discussed, stock prices rallied sharply in 2009 and posted positive returns during nine of the last ten months of the year. The Portfolio’s fixed income exposure, which significantly lagged U.S. equities during the period, was largely responsible for this underperformance relative to the S&P 500 Index. In contrast, the Portfolio outperformed its fixed income benchmark, in part due to its exposure to equities.

The Portfolio outperformed its customized benchmark during the reporting period. To a great extent, the Portfolio’s outperformance was due to its overweight in equities and underweight in fixed income securities versus the customized benchmark.

A number of strategic allocations within the equity and fixed income markets also impacted Portfolio performance during the fiscal year. For example, within the U.S. equity market, the Portfolio utilized two strategies that emphasized U.S. large-cap stocks; both of these processes added significant value compared to the S&P 500 Index during the fiscal year. Both approaches to stock selection involved relative value methodologies; that is, identifying stocks that we believe are attractively valued compared with other stocks in the same sector or industry.

In addition, the Portfolio’s equity component included allocations to developed international and emerging market equities. These exposures were a positive contributor to the Portfolio’s performance.

The Portfolio’s fixed income component outperformed its fixed income benchmark, due to an underweight position in U.S. Treasuries, which trailed all spread sectors (non-U.S. Treasuries) during the fiscal year. The Portfolio’s substantial spread sector overweight versus the Barclays Capital U.S Aggregate Index was also rewarded. In particular, the Portfolio’s exposure to residential mortgage securities positively contributed to results, as these securities’ spreads narrowed from 2008’s elevated levels. On the downside, the Portfolio’s underweight to commercial mortgage-backed securities (CMBS) detracted from performance, as they performed well. The Portfolio’s overall higher credit quality versus the fixed income benchmark also detracted from performance, as lower quality securities outperformed their higher quality counterparts during the fiscal year.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	The Portfolio invested in a combination of equity, fixed income and money market instruments. Over the 12 month reporting period, the Portfolio increased its allocation in emerging markets and added to its U.S. equity exposure. In contrast, we pared the Portfolio’s exposure to fixed income securities. The decision to take a less cautious stance with the Portfolio was based on signs that global economic conditions were improving and our expectations for rising corporate profits.

2   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

Information About Your Portfolio

On November 18, 2009, the Board of Trustees of the Portfolio approved the liquidation of the Portfolio which will occur on or about April 23, 2010.

Insurance companies offering Portfolio Shares as an investment option under either variable annuity contracts or variable life insurance policies will provide contract holders with additional information regarding the liquidation including available options for the assets held in the Portfolio.

TOP TEN HOLDINGS OF THE PORTFOLIO***

1.	JPMorgan Small Cap Equity Fund, Select Class Shares	5.1%
2.	JPMorgan International Equity Fund, Select Class Shares	4.9
3.	JPMorgan International Opportunities Fund, Institutional Class Shares	4.8
4.	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.170%	4.8
5.	U.S. Treasury Bond, 7.125%, 02/15/23	3.9
6.	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	2.9
7.	U.S. Treasury Note, 4.125%, 08/31/12	2.5
8.	Exxon Mobil Corp.	1.9
9.	Microsoft Corp.	1.7
10.	U.S. Treasury Bond, 6.250%, 08/15/23	1.6

PORTFOLIO COMPOSITION BY SECTOR***

Investment Companies	17.7%
Financials	11.4
Information Technology	10.4
U.S. Treasury Obligations	8.8
Collateralized Mortgage Obligations	8.2
Health Care	6.6
Consumer Staples	6.0
Energy	5.9
Industrials	5.6
Consumer Discretionary	5.2
Utilities	2.7
Materials	2.3
Telecommunication Services	1.8
Mortgage Pass-Through Securities	1.4
Others (each less than 1.0%)	1.2
Short-Term Investment	4.8

*	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of December 31, 2009. The Portfolio’s composition is subject to change.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Balanced Portfolio

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2009

	INCEPTION DATE	1 YEAR	5 YEAR	10 YEAR
BALANCED PORTFOLIO	8/01/94	24.45%	2.61%	2.01%

TEN YEAR PERFORMANCE (12/31/99 TO 12/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Balanced Portfolio, S&P 500 Index, Barclays Capital U.S. Aggregate Index, Portfolio Benchmark, the Lipper Variable Underlying Funds Balanced Funds Index and the Lipper Variable Underlying Funds Mixed-Asset Target Allocation Growth Funds Index from December 31, 1999 to December 31, 2009. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the S&P 500 Index, Barclays Capital U.S. Aggregate Index and the Portfolio Benchmark does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Balanced Funds Index and the Lipper Variable Underlying Funds Mixed-Asset Target Allocation Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Portfolio Benchmark is a composite benchmark of unmanaged indices that is similar to the Portfolio’s allocation and consists of the S&P 500 Index (60%) and Barclays Capital U.S. Aggregate Index (40%). The Lipper Variable Underlying Funds Balanced Funds Index and the Lipper Variable Underlying Funds Mixed-Asset Target Allocation Growth Funds Index are indices based on the total returns of certain groups of mutual funds as determined by Lipper, Inc. Lipper has independently redesignated the Portfolio’s peer group, and as a result, its Lipper benchmark has changed from Lipper Variable Underlying Funds Balanced Funds Index to Lipper Variable Underlying Funds Mixed-Asset Target Allocation Growth Funds Index. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

JPMorgan Insurance Trust Balanced Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 51.2%
	Consumer Discretionary — 4.3%
	Auto Components — 0.5%
490	Goodyear Tire & Rubber Co. (The) (a)	6,909
6,841	Johnson Controls, Inc.	186,349
		193,258
	Diversified Consumer Services — 0.0% (g)
515	H&R Block, Inc.	11,649
	Hotels, Restaurants & Leisure — 0.8%
450	Carnival Corp. (a)	14,261
2,650	Darden Restaurants, Inc.	92,935
2,672	International Game Technology	50,153
350	McDonald’s Corp.	21,854
2,930	Royal Caribbean Cruises Ltd. (a)	74,070
1,405	Starwood Hotels & Resorts Worldwide, Inc.	51,381
50	Wyndham Worldwide Corp.	1,009
		305,663
	Household Durables — 0.2%
1,165	KB Home	15,937
5,825	Lennar Corp., Class A	74,385
		90,322
	Internet & Catalog Retail — 0.1%
390	Amazon.com, Inc. (a)	52,463
	Media — 1.1%
370	Comcast Corp., Class A	5,924
1,115	Gannett Co., Inc.	16,558
15	New York Times Co. (The), Class A (a)	185
983	Time Warner Cable, Inc.	40,686
1,165	Time Warner, Inc.	33,948
10,005	Walt Disney Co. (The)	322,662
		419,963
	Multiline Retail — 0.5%
470	Family Dollar Stores, Inc.	13,080
930	J.C. Penney Co., Inc.	24,747
2,305	Kohl’s Corp. (a)	124,309
690	Target Corp.	33,375
		195,511
	Specialty Retail — 0.5%
410	Advance Auto Parts, Inc.	16,597
2,045	Gap, Inc. (The)	42,843
220	Home Depot, Inc.	6,365
310	Lowe’s Cos., Inc.	7,251
220	Ross Stores, Inc.	9,396
5,196	Staples, Inc.	127,769
		210,221
	Textiles, Apparel & Luxury Goods — 0.6%
2,985	Coach, Inc.	109,043
930	Nike, Inc., Class B	61,445
1,060	V.F. Corp.	77,634
		248,122
	Total Consumer Discretionary	1,727,172
	Consumer Staples — 5.7%
	Beverages — 1.2%
7,763	Coca-Cola Co. (The)	442,491
320	Coca-Cola Enterprises, Inc.	6,784
380	PepsiCo, Inc.	23,104
		472,379
	Food & Staples Retailing — 1.6%
4,727	CVS/Caremark Corp.	152,257
4,985	Kroger Co. (The)	102,342
3,121	SYSCO Corp.	87,201
420	Walgreen Co.	15,422
5,081	Wal-Mart Stores, Inc.	271,579
		628,801
	Food Products — 0.8%
70	ConAgra Foods, Inc.	1,614
5	Dean Foods Co. (a)	90
3,200	General Mills, Inc.	226,592
2,675	Kraft Foods, Inc., Class A	72,707
5	Tyson Foods, Inc., Class A	61
		301,064
	Household Products — 1.3%
595	Clorox Co.	36,295
530	Kimberly-Clark Corp.	33,766
7,321	Procter & Gamble Co.	443,873
		513,934
	Tobacco — 0.8%
4,495	Altria Group, Inc.	88,237
4,545	Philip Morris International, Inc.	219,023
		307,260
	Total Consumer Staples	2,223,438

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Balanced Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Energy — 5.8%
	Energy Equipment & Services — 0.7%
1,330	Baker Hughes, Inc.	53,838
220	Ensco International plc, (United Kingdom), ADR	8,787
70	National Oilwell Varco, Inc.	3,086
2,683	Schlumberger Ltd.	174,637
580	Transocean Ltd., (Switzerland) (a)	48,024
		288,372
	Oil, Gas & Consumable Fuels — 5.1%
770	Anadarko Petroleum Corp.	48,063
1,640	Apache Corp.	169,199
2,150	Chevron Corp.	165,529
4,640	ConocoPhillips	236,965
2,280	Devon Energy Corp.	167,580
650	EOG Resources, Inc.	63,245
10,375	Exxon Mobil Corp.	707,470
280	Noble Energy, Inc.	19,942
3,850	Occidental Petroleum Corp.	313,197
440	Southern Union Co.	9,988
630	Southwestern Energy Co. (a)	30,366
335	Spectra Energy Corp.	6,871
		1,938,415
	Total Energy	2,226,787
	Financials — 7.8%
	Capital Markets — 2.1%
2,090	Bank of New York Mellon Corp. (The)	58,457
3,500	Charles Schwab Corp. (The)	65,870
1,865	Goldman Sachs Group, Inc. (The)	314,887
460	Legg Mason, Inc.	13,874
6,461	Morgan Stanley	191,246
3,723	State Street Corp.	162,099
		806,433
	Commercial Banks — 1.6%
2,555	BB&T Corp.	64,820
180	Comerica, Inc.	5,323
1,920	Fifth Third Bancorp	18,720
5	Regions Financial Corp.	26
1,575	SunTrust Banks, Inc.	31,957
1,010	SVB Financial Group (a)	42,107
1,355	TCF Financial Corp.	18,455
2,905	U.S. Bancorp	65,392
13,069	Wells Fargo & Co.	352,732
		599,532
	Consumer Finance — 0.4%
5	American Express Co.	203
3,870	Capital One Financial Corp.	148,375
		148,578
	Diversified Financial Services — 1.8%
29,794	Bank of America Corp.	448,698
54,175	Citigroup, Inc.	179,319
60	CME Group, Inc.	20,157
2,760	NASDAQ OMX Group, Inc. (The) (a)	54,703
		702,877
	Insurance — 1.3%
1,400	ACE Ltd., (Switzerland) (a)	70,560
2,800	Aflac, Inc. (m)	129,499
340	Allstate Corp. (The)	10,214
35	AON Corp.	1,342
1,500	Lincoln National Corp.	37,320
1,280	Principal Financial Group, Inc.	30,771
2,530	Prudential Financial, Inc.	125,893
1,377	RenaissanceRe Holdings Ltd., (Bermuda)	73,188
450	XL Capital Ltd., (Bermuda), Class A	8,249
		487,036
	Real Estate Investment Trusts (REITs) — 0.6%
861	Alexandria Real Estate Equities, Inc.	55,353
700	AMB Property Corp.	17,885
830	Apartment Investment & Management Co., Class A	13,214
955	CBL & Associates Properties, Inc.	9,235
95	Digital Realty Trust, Inc.	4,777
540	FelCor Lodging Trust, Inc. (a)	1,944
700	Health Care REIT, Inc.	31,024
200	Hospitality Properties Trust	4,742
1,864	Host Hotels & Resorts, Inc. (a)	21,753
380	Kimco Realty Corp.	5,141
10	Macerich Co. (The)	360
470	Public Storage	38,281
186	Simon Property Group, Inc.	14,843
60	SL Green Realty Corp.	3,014
		221,566
	Total Financials	2,966,022
	Health Care — 6.5%
	Biotechnology — 1.1%
745	Alexion Pharmaceuticals, Inc. (a)	36,371
550	Biogen Idec, Inc. (a)	29,425
3,964	Celgene Corp. (a)	220,715

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Biotechnology — Continued
3,117	Gilead Sciences, Inc. (a)	134,904
		421,415
	Health Care Equipment & Supplies — 0.9%
2,060	Baxter International, Inc.	120,881
1,825	Covidien plc, (Ireland)	87,399
2,640	Medtronic, Inc.	116,107
200	Stryker Corp.	10,074
		334,461
	Health Care Providers & Services — 1.1%
3,721	Aetna, Inc.	117,955
380	AmerisourceBergen Corp.	9,907
2,150	Cardinal Health, Inc.	69,316
2,135	CIGNA Corp.	75,301
260	McKesson Corp.	16,250
1,535	Medco Health Solutions, Inc. (a)	98,102
160	UnitedHealth Group, Inc.	4,877
840	WellPoint, Inc. (a)	48,964
		440,672
	Life Sciences Tools & Services — 0.2%
230	Life Technologies Corp. (a)	12,013
1,270	Thermo Fisher Scientific, Inc. (a)	60,566
		72,579
	Pharmaceuticals — 3.2%
7,113	Abbott Laboratories	384,031
6,810	Bristol-Myers Squibb Co.	171,953
1,200	Johnson & Johnson	77,292
12,418	Merck & Co., Inc.	453,753
7,715	Pfizer, Inc.	140,336
		1,227,365
	Total Health Care	2,496,492
	Industrials — 4.9%
	Aerospace & Defense — 1.2%
2,775	Honeywell International, Inc.	108,780
130	L-3 Communications Holdings, Inc.	11,304
480	Northrop Grumman Corp.	26,808
20	Rockwell Collins, Inc.	1,107
4,621	United Technologies Corp.	320,743
		468,742
	Air Freight & Logistics — 0.0% (g)
5	C.H. Robinson Worldwide, Inc.	294
170	FedEx Corp.	14,186
		14,480
	Airlines — 0.0% (g)
280	Continental Airlines, Inc., Class B (a)	5,018
515	Southwest Airlines Co.	5,886
		10,904
	Construction & Engineering — 0.0% (g)
20	Jacobs Engineering Group, Inc. (a)	752
	Electrical Equipment — 0.4%
1,520	Cooper Industries plc	64,813
2,085	Emerson Electric Co.	88,821
		153,634
	Industrial Conglomerates — 0.5%
10,615	General Electric Co.	160,605
765	Textron, Inc.	14,390
		174,995
	Machinery — 1.6%
3,440	Deere & Co.	186,070
585	Eaton Corp.	37,218
7,215	PACCAR, Inc.	261,687
2,135	Parker Hannifin Corp.	115,034
200	Stanley Works (The)	10,302
		610,311
	Road & Rail — 1.1%
3,060	CSX Corp.	148,379
1,125	Norfolk Southern Corp.	58,973
3,430	Union Pacific Corp.	219,177
		426,529
	Trading Companies & Distributors — 0.1%
1,030	GATX Corp.	29,613
	Total Industrials	1,889,960
	Information Technology — 10.2%
	Communications Equipment — 1.3%
13,205	Cisco Systems, Inc. (a)	316,128
2,685	Juniper Networks, Inc. (a)	71,609
2,665	QUALCOMM, Inc.	123,283
		511,020
	Computers & Peripherals — 2.8%
2,073	Apple, Inc. (a)	437,113
560	EMC Corp. (a)	9,783
7,234	Hewlett-Packard Co.	372,623
1,265	International Business Machines Corp.	165,589
3,410	SanDisk Corp. (a)	98,856
		1,083,964

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   7

JPMorgan Insurance Trust Balanced Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Electronic Equipment, Instruments & Components — 0.4%
8,459	Corning, Inc.	163,343
	Internet Software & Services — 1.3%
— (h)	AOL, Inc. (a)	11
812	Google, Inc., Class A (a)	503,423
		503,434
	IT Services — 0.8%
3,185	Cognizant Technology Solutions Corp., Class A (a)	144,280
4,325	Genpact Ltd., (Bermuda) (a)	64,443
3,470	Paychex, Inc.	106,321
5	Western Union Co. (The)	94
		315,138
	Office Electronics — 0.1%
2,840	Xerox Corp.	24,026
	Semiconductors & Semiconductor Equipment — 1.3%
14,915	Applied Materials, Inc.	207,915
2,415	Atmel Corp. (a)	11,133
2,040	Broadcom Corp., Class A (a)	64,158
510	Intel Corp.	10,404
5,615	Intersil Corp., Class A	86,134
270	Marvell Technology Group Ltd., (Bermuda) (a)	5,603
6,375	National Semiconductor Corp.	97,920
170	Novellus Systems, Inc. (a)	3,968
		487,235
	Software — 2.2%
2,670	Intuit, Inc. (a)	81,996
21,741	Microsoft Corp.	662,882
3,875	Oracle Corp.	95,093
540	Symantec Corp. (a)	9,661
		849,632
	Total Information Technology	3,937,792
	Materials — 2.0%
	Chemicals — 1.1%
680	Air Products & Chemicals, Inc.	55,121
6,565	Dow Chemical Co. (The)	181,391
3,770	E.l. du Pont de Nemours & Co.	126,936
765	PPG Industries, Inc.	44,783
		408,231
	Metals & Mining — 0.9%
4,020	Alcoa, Inc.	64,802
550	Cliffs Natural Resources, Inc.	25,350
2,300	Freeport-McMoRan Copper & Gold, Inc. (a)	184,667
210	Newmont Mining Corp.	9,935
1,325	United States Steel Corp.	73,034
		357,788
	Paper & Forest Products — 0.0% (g)
30	Weyerhaeuser Co.	1,294
	Total Materials	767,313
	Telecommunication Services — 1.8%
	Diversified Telecommunication Services — 1.4%
3,560	AT&T, Inc.	99,787
290	CenturyTel, Inc.	10,501
2,660	Qwest Communications International, Inc.	11,199
13,103	Verizon Communications, Inc.	434,102
		555,589
	Wireless Telecommunication Services — 0.4%
675	American Tower Corp., Class A (a)	29,167
285	Crown Castle International Corp. (a)	11,126
27,700	Sprint Nextel Corp. (a)	101,382
		141,675
	Total Telecommunication Services	697,264
	Utilities — 2.2%
	Electric Utilities — 0.9%
2,941	Edison International	102,288
460	Entergy Corp.	37,646
160	Exelon Corp.	7,819
2,560	FPL Group, Inc.	135,220
200	Northeast Utilities	5,158
6,085	NV Energy, Inc.	75,332
		363,463
	Independent Power Producers & Energy Traders — 0.0% (g)
415	AES Corp. (The) (a)	5,524
	Multi-Utilities — 1.1%
1,200	CMS Energy Corp.	18,792
340	NiSource, Inc.	5,229
2,590	PG&E Corp.	115,644
2,610	Public Service Enterprise Group, Inc.	86,783
1,190	SCANA Corp.	44,839
6,430	Xcel Energy, Inc.	136,444
		407,731

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Water Utilities — 0.2%
	2,930	American Water Works Co., Inc.	65,661
		Total Utilities	842,379
		Total Common Stocks (Cost $17,553,696)	19,774,619

PRINCIPAL AMOUNT($)
Asset-Backed Securities — 0.7%
	25,000	Capital One Multi-Asset Execution Trust, Series 2003-B5, Class B5, 4.790%, 08/15/13	25,379
	36,845	CS First Boston Mortgage Securities Corp., Series 2002-HE4, Class AF, 5.510%, 08/25/32 (i)	27,711
	190,146	Ford Credit Auto Owner Trust, Series 2006-B, Class A4, 5.250%, 09/15/11	193,809
	10,000	John Deere Owner Trust, Series 2009-B, Class A3, 1.570%, 10/15/13	9,989
		Total Asset-Backed Securities (Cost $261,805)	256,888
Collateralized Mortgage Obligations — 8.1%
		Agency CMO — 7.3%
		Federal Home Loan Mortgage Corp. — Government National Mortgage Association,
	98,000	Series 13, Class LL, 6.850%, 06/25/23	105,291
	180,057	Series 31, Class Z, 8.000%, 04/25/24	196,600
		Federal Home Loan Mortgage Corp. REMICS,
	13,589	Series 85, Class C, 8.600%, 01/15/21	14,890
	67,627	Series 168, Class G, 6.500%, 07/15/21	67,706
	6,606	Series 189, Class D, 6.500%, 10/15/21	7,070
	12,399	Series 1047, Class H, 6.000%, 02/15/21	12,396
	7,537	Series 1062, Class H, 6.500%, 04/15/21	8,096
	7,050	Series 1116, Class I, 5.500%, 08/15/21	7,559
	16,961	Series 1120, Class L, 8.000%, 07/15/21	18,689
	16,316	Series 1254, Class N, 8.000%, 04/15/22	16,308
	147,648	Series 1617, Class PM, 6.500%, 11/15/23	159,446
	13,959	Series 1668, Class D, 6.500%, 02/15/14	14,519
	68,097	Series 1710, Class GH, 8.000%, 04/15/24	75,034
	103,895	Series 1714, Class K, 7.000%, 04/15/24	111,507
	15,080	Series 1753, Class D, 8.500%, 09/15/24	16,709
	28	Series 1819, Class E, 6.000%, 02/15/11	28
	102,476	Series 1843, Class Z, 7.000%, 04/15/26	110,399
	56,891	Series 2178, Class PB, 7.000%, 08/15/29	61,774
	260,195	Series 2636, Class Z, 4.500%, 06/15/18	272,121
	333,509	Series 2651, Class VZ, 4.500%, 07/15/18	348,837
	110,159	Series 2986, Class PL, 5.500%, 06/15/35	116,908

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
132,820	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities, Series T-54, Class 2A, 6.500%, 02/25/43	143,636
	Federal National Mortgage Association REMICS,
38,044	Series 1988-4, Class Z, 9.250%, 03/25/18	42,607
6,756	Series 1989-21, Class G, 10.450%, 04/25/19	7,612
36,176	Series 1989-37, Class G, 8.000%, 07/25/19	40,110
7,806	Series 1989-86, Class E, 8.750%, 11/25/19	8,805
10,789	Series 1990-30, Class E, 6.500%, 03/25/20	11,581
16,606	Series 1990-105, Class J, 6.500%, 09/25/20	18,309
8,975	Series 1991-129, Class G, 8.750%, 09/25/21	10,143
33,824	Series 1993-119, Class H, 6.500%, 07/25/23	36,224
89,126	Series 1993-225, Class UB, 6.500%, 12/25/23	93,912
145,000	Series 1994-81, Class LL, 7.500%, 02/25/24	160,965
3,628	Series 1997-49, Class B, 10.000%, 06/17/27	3,999
86,470	Series 1998-37, Class VZ, 6.000%, 06/17/28	93,137
59,519	Series 1998-66, Class B, 6.500%, 12/25/28	63,890
300,000	Series 2002-24, Class AJ, 6.000%, 04/25/17	324,595
9,231	Series G-29, Class O, 8.500%, 09/25/21	10,102
6,402	Government National Mortgage Association, Series 1995-4, Class CQ, 8.000%, 06/20/25	7,032
		2,818,546
	Non-Agency CMO — 0.8%
67,741	Cendant Mortgage Corp., Series 2003-8, Class 1A8, 5.250%, 10/25/33	61,120
76,753	Countrywide Alternative Loan Trust, Series 2004-16CB, Class 2A2, 5.000%, 08/25/19	71,773
15,422	First Horizon Asset Securities, Inc., Series 2004-AR7, Class 2A1, VAR, 4.046%, 02/25/35	14,674
5,501	MASTR Asset Securitization Trust, Series 2003-4, Class 2A2, 5.000%, 05/25/18	5,495
66,281	Residential Accredit Loans, Inc., Series 2004-QS8, Class A12, 5.000%, 06/25/34	57,233
	Wells Fargo Mortgage Backed Securities Trust,
65,272	Series 2004-7, Class 2A2, 5.000%, 07/25/19	66,478
29,490	Series 2004-EE, Class 3A1, VAR, 3.959%, 12/25/34	28,748
		305,521
	Total Collateralized Mortgage Obligations (Cost $2,982,484)	3,124,067

Commercial Mortgage-Backed Securities — 0.6%
180,000	Banc of America Commercial Mortgage, Inc., Series 2005-6, Class ASB, VAR, 5.179%, 09/10/47	182,578

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   9

JPMorgan Insurance Trust Balanced Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Mortgage-Backed Securities — Continued
30,000	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3, VAR, 6.072%, 08/15/39	31,106
	Total Commercial Mortgage-Backed Securities (Cost $210,454)	213,684
Corporate Bonds — 5.6%
	Consumer Discretionary — 0.7%
	Media — 0.7%
19,000	Comcast Cable Communications Holdings, Inc., 8.375%, 03/15/13	21,901
20,000	Cox Communications, Inc., 7.750%, 11/01/10	20,937
100,000	Historic TW, Inc., 9.125%, 01/15/13	116,034
100,000	News America, Inc., 6.750%, 01/09/38	103,732
	Total Consumer Discretionary	262,604
	Consumer Staples — 0.1%
	Food & Staples Retailing — 0.1%
50,000	Kroger Co. (The), 8.050%, 02/01/10	50,273
	Financials — 3.5%
	Capital Markets — 1.2%
75,000	Bear Stearns Cos., LLC (The), 5.700%, 11/15/14 (y)	82,525
120,000	Credit Suisse USA, Inc., 6.500%, 01/15/12	130,583
100,000	Goldman Sachs Group, Inc. (The), 4.750%, 07/15/13	104,624
100,000	Lehman Brothers Holdings, Inc., 6.625%, 01/18/12 (d)	19,500
100,000	Morgan Stanley, 5.750%, 10/18/16	103,756
		440,988
	Commercial Banks — 1.1%
100,000	Branch Banking & Trust Co., 4.875%, 01/15/13	105,097
110,000	National City Corp., 4.900%, 01/15/15	112,374
25,000	UnionBanCal Corp., 5.250%, 12/16/13	25,683
200,000	Wachovia Corp., 6.605%, 10/01/25	195,194
		438,348
	Consumer Finance — 0.3%
60,000	American General Finance Corp., 4.000%, 03/15/11	54,247
50,000	HSBC Finance Corp., 8.000%, 07/15/10	51,816
		106,063
	Diversified Financial Services — 0.8%
100,000	Bank of America Corp., 7.125%, 10/15/11	107,427
190,000	Citigroup, Inc., 5.000%, 09/15/14	183,164
		290,591
	Insurance — 0.1%
50,000	ACE INA Holdings, Inc., 5.875%, 06/15/14	54,229
	Real Estate Investment Trusts (REITs) — 0.0% (g)
20,000	HRPT Properties Trust, 6.650%, 01/15/18	18,341
	Total Financials	1,348,560
	Industrials — 0.6%
	Commercial Services & Supplies — 0.1%
50,000	Pitney Bowes, Inc., 3.875%, 06/15/13	51,601
	Road & Rail — 0.5%
150,000	Norfolk Southern Corp., 7.050%, 05/01/37	176,898
	Total Industrials	228,499
	Materials — 0.3%
	Chemicals — 0.3%
120,000	Dow Capital BV, (Netherlands), 8.500%, 06/08/10	122,009
	Utilities — 0.4%
	Electric Utilities — 0.3%
40,000	CenterPoint Energy Houston Electric LLC, 5.750%, 01/15/14	43,051
75,000	Duke Energy Carolinas LLC, 6.250%, 01/15/12	81,084
		124,135
	Multi-Utilities — 0.1%
40,000	Dominion Resources, Inc., 6.250%, 06/30/12	43,203
	Total Utilities	167,338
	Total Corporate Bonds (Cost $2,194,446)	2,179,283
Mortgage Pass-Through Securities — 1.4%
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
6,554	6.000%, 03/01/13	7,004
10,711	6.500%, 03/01/13 – 06/01/13	11,371
9,000	7.000%, 06/01/13	9,571
182	8.000%, 10/01/10	186
133,616	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family, 6.500%, 11/01/22 – 03/01/26	145,367
11,685	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family, 8.000%, 09/01/26	13,412
27,122	Federal Home Loan Mortgage Corp. Gold Pools, Other, 7.000%, 12/01/14 – 03/01/16	28,919
5,499	Federal Home Loan Mortgage Corp., 30 Year, Single Family, 8.000%, 04/01/17	6,076

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — Continued
	Federal National Mortgage Association, 15 Year, Single Family,
23,890	6.000%, 08/01/13 – 12/01/13	25,633
22,967	6.500%, 04/01/13	24,646
16,782	7.000%, 06/01/13	17,938
	Federal National Mortgage Association, 30 Year, Single Family,
46,308	8.000%, 05/01/17	51,244
18,714	8.500%, 11/01/18	20,553
7,302	9.000%, 12/01/17	8,044
780	Government National Mortgage Association II, 15 Year, Single Family, 8.000%, 12/20/10	796
	Government National Mortgage Association II, 30 Year, Single Family,
5,944	7.500%, 01/20/27	6,663
14,218	8.000%, 06/20/26 – 05/20/27	16,261
	Government National Mortgage Association, 15 Year, Single Family,
20,408	6.500%, 09/15/13	21,939
661	7.000%, 02/15/11	692
10,921	8.500%, 10/15/11	11,572
	Government National Mortgage Association, 30 Year, Single Family,
19,338	7.000%, 04/15/28 – 06/15/28	21,516
1,982	7.500%, 05/15/26	2,228
53,121	8.000%, 11/15/16 – 09/15/27	59,801
29,947	8.500%, 12/15/22	34,031
	Total Mortgage Pass-Through Securities (Cost $504,357)	545,463
U.S. Treasury Obligations — 8.7%
	U.S. Treasury Bonds,
500,000	6.250%, 08/15/23	597,188
1,150,000	7.125%, 02/15/23	1,474,874
200,000	7.875%, 02/15/21	268,812
30,000	U.S. Treasury Inflation Indexed Note, 2.000%, 01/15/16	34,506
900,000	U.S. Treasury Note, 4.125%, 08/31/12	962,156
	Total U.S. Treasury Obligations (Cost $3,232,792)	3,337,536

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 17.4%
52,425	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares (b)	1,098,838
140,312	JPMorgan International Equity Fund, Select Class Shares (b)	1,849,313
144,431	JPMorgan International Opportunities Fund, Institutional Class Shares (b)	1,834,278
63,893	JPMorgan Small Cap Equity Fund, Select Class Shares (b)	1,918,064
	Total Investment Companies (Cost $6,695,366)	6,700,493
Short-Term Investment — 4.7%
	Investment Company — 4.7%
1,811,995	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (m) (Cost $1,811,995)	1,811,995
	Total Investments — 98.4% (Cost $35,447,395)	37,944,028
	Other Assets in Excess of Liabilities — 1.6%	636,155
	NET ASSETS — 100.0%	$38,580,183

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR—	American Depositary Receipt

CMO—	Collateralized Mortgage Obligation

REMICS—	Real Estate Mortgage Investment Conduits

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of December 31, 2009.

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(d)—	Defaulted Security.

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than one (shares or dollars).

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(l)—	The rate shown is the current yield as of December 31, 2009.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(y)—	Affiliated issuer. Security was purchased prior to its affiliation with JPMorgan Chase & Co.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   11

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2009

Balanced Portfolio
ASSETS:
Investments in non-affiliates, at value	$29,349,015
Investments in affiliates, at value	8,595,013
Total investment securities, at value	37,944,028
Receivables:
Investment securities sold	593,715
Portfolio shares sold	61
Interest and dividends	157,968
Total Assets	38,695,772

LIABILITIES:
Payables:
Investment securities purchased	43,515
Portfolio shares redeemed	7,652
Accrued liabilities:
Investment advisory fees	2,901
Administration fees	2,028
Custodian and accounting fees	21,556
Trustees’ and Chief Compliance Officer’s fees	157
Other	37,780
Total Liabilities	115,589
Net Assets	$38,580,183

NET ASSETS:
Paid in capital	$45,943,877
Accumulated undistributed (distributions in excess of) net investment income	817,206
Accumulated net realized gains (losses)	(10,677,533)
Net unrealized appreciation (depreciation)	2,496,633
Total Net Assets	$38,580,183

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value):	3,142,209
Net asset value, offering and redemption price per share	$12.28

Cost of investments in non-affiliates	$26,862,564
Cost of investments in affiliates	8,584,831

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009

Balanced Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$512,108
Dividend income from non-affiliates	468,546
Interest income from affiliates	3,836
Dividend income from affiliates	113,008
Income from securities lending (net)	4,330
Total investment income	1,101,828

EXPENSES:
Investment advisory fees	201,269
Administration fees	37,938
Custodian and accounting fees	107,414
Interest expense to affiliates	7
Professional fees	47,176
Trustees’ and Chief Compliance Officer’s fees	366
Printing and mailing costs	51,344
Transfer agent fees	6,713
Other	8,947
Total expenses	461,174
Less amounts waived	(178,595)
Less earnings credits	(8)
Net expenses	282,571
Net investment income (loss)	819,257

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(2,887,018)
Investments in affiliates	(2,897,616)
Net realized gain (loss)	(5,784,634)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	8,017,784
Investments in affiliates	4,773,289
Change in net unrealized appreciation (depreciation)	12,791,073
Net realized/unrealized gains (losses)	7,006,439
Change in net assets resulting from operations	$7,825,696

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   13

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Balanced Portfolio
	Year Ended 12/31/2009	Year Ended 12/31/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$819,257	$1,379,465
Net realized gain (loss)	(5,784,634)	(4,635,502)
Distributions of realized gains by investment company affiliates	—	694,883
Change in net unrealized appreciation (depreciation)	12,791,073	(12,385,447)
Change in net assets resulting from operations	7,825,696	(14,946,601)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,418,487)	(2,184,442)
From net realized gains	—	(8,949,627)
Total distributions to shareholders	(1,418,487)	(11,134,069)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	3,893,047	1,579,715
Dividends and distributions reinvested	1,418,487	11,134,118
Cost of shares redeemed	(11,476,395)	(21,005,189)
Total change in net assets from capital transactions	(6,164,861)	(8,291,356)

NET ASSETS:
Change in net assets	242,348	(34,372,026)
Beginning of period	38,337,835	72,709,861
End of period	$38,580,183	$38,337,835
Accumulated undistributed (distributions in excess of) net investment income	$817,206	$1,411,604

SHARE TRANSACTIONS:
Issued	349,034	123,967
Reinvested	143,717	867,819
Redeemed	(1,076,382)	(1,672,599)
Change in Shares	(583,631)	(680,813)

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   15

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class 1

							Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Balanced Portfolio
Year Ended December 31, 2009	$10.29	$0.30	(d)	$2.11	(d)	$2.41	$(0.42)	$—	$(0.42)
Year Ended December 31, 2008	16.50	0.41		(3.88	)(e)	(3.47)	(0.54)	(2.20)	(2.74)
Year Ended December 31, 2007	16.16	0.52		0.43		0.95	(0.51)	(0.10)	(0.61)
Year Ended December 31, 2006	14.95	0.50		1.13		1.63	(0.42)	—	(0.42)
Year Ended December 31, 2005	14.98	0.40		(0.04)		0.36	(0.39)	—	(0.39)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(c)	Represents only expenses of the Portfolio, not of the underlying funds in which the Portfolio invests.

(d)	Includes a gain resulting from a litigation payment on a security owned in a prior year. Without this gain, the net realized and unrealized gains (losses) on investments per share would have been $2.08, the total return would have been 24.15% and the net investment income (loss) ratio would have been 2.22%. The impact on net investment income (loss) per share was less than $0.01.

(e)	Includes a gain resulting from a litigation payment on a security owned in a prior year. Without this gain, the net realized and unrealized gains (losses) on investments per share would have been $(3.90) and the total return would have been (24.45)%.

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

			Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return (a)		Net assets, end of period (000’s)	Net expenses (b)(c)	Net investment income (loss)		Expenses without waivers, reimbursements and earning credits (c)	Portfolio turnover rate

$12.28	24.45	%(d)	$38,580	0.77%	2.24	%(d)	1.26%	82%
10.29	(24.31	)(e)	38,338	0.78	2.47		0.94	63
16.50	6.00		72,710	0.78	2.44		0.92	69
16.16	11.12		98,292	0.78	2.51		0.91	45
14.95	2.50		131,427	0.87	2.27		0.92	41

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   17

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Class Offered	Diversified/Non-Diversified
Balanced Portfolio	Class 1	Diversified

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in J.P. Morgan Funds (the “Underlying Funds”) are valued at the current day’s closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

18   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$1,727,172	$—	$—	$1,727,172
Consumer Staples	2,223,438	—	—	2,223,438
Energy	2,226,787	—	—	2,226,787
Financials	2,966,022	—	—	2,966,022
Health Care	2,496,492	—	—	2,496,492
Industrials	1,889,960	—	—	1,889,960
Information Technology	3,937,792	—	—	3,937,792
Materials	767,313	—	—	767,313
Telecommunication Services	697,264	—	—	697,264
Utilities	842,379	—	—	842,379
Total Common Stocks	19,774,619	—	—	19,774,619
Debt Securities
Asset-Backed Securities	—	256,888	—	256,888
Collateralized Mortgage Obligations	—	3,124,067	—	3,124,067
Commercial Mortgage-Backed Securities	—	213,684	—	213,684
Corporate Bonds
Consumer Discretionary	—	262,604	—	262,604
Consumer Staples	—	50,273	—	50,273
Financials	—	1,348,560	—	1,348,560
Industrials	—	228,499	—	228,499
Materials	—	122,009	—	122,009
Utilities	—	167,338	—	167,338
Total Corporate Bonds	—	2,179,283	—	2,179,283
Mortgage Pass-Through Securities	—	545,463	—	545,463
U.S. Treasury Obligations	—	3,337,536	—	3,337,536
Investment Companies	6,700,493	—	—	6,700,493
Short-Term Investment
Investment Company	1,811,995	—	—	1,811,995
Total Investments in Securities	$28,287,107	$9,656,921	$—	$37,944,028

B.  Restricted and Illiquid Securities — The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The value and percentage of net assets of illiquid securities as of December 31, 2009, was $27,711 and 0.07%, respectively.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   19

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (continued)

C.  Transactions with Affiliates — The Portfolio invests in Underlying Funds advised by J.P. Morgan Investment Management, Inc., JPMorgan Investment Advisors Inc. or their affiliates pursuant to Rule 12d 1-2 under the 1940 Act and an exemptive order received by the Trust. An issuer which is under common control with the Portfolio may be considered to be an affiliate. For the purposes of the report, the Portfolio assumes the following to be affiliated issuers:

	For the year ended December 31, 2009
Affiliate	Value at December 31, 2008	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Interest/ Dividend Income	Shares/ Principal Amount ($) at December 31, 2009	Value at December 31, 2009
Bear Stearns Cos., LLC (The), 5.700%, 11/15/14*	$73,223	$—	$—	$—	$3,836	$75,000	$82,525
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	569,097	276,421	199,500	(65,742)	4,502	52,425	1,098,838
JPMorgan International Equity Fund, Select Class Shares	1,730,522	305,940	709,859	(1,846,204)	41,133	140,312	1,849,313
JPMorgan International Opportunities Fund, Institutional Class Shares	2,099,050	186,657	851,559	(603,926)	51,615	144,431	1,834,278
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	1,700,841	20,436,244	20,325,090	—	9,048	1,811,995	1,811,995
JPMorgan Prime Money Market Fund, Capital Shares**	116,561	3,861,973	3,978,534	—	1,177	—	—
JPMorgan Small Cap Equity Fund, Select Class Shares	1,953,631	299,460	825,300	(381,744)	6,710	63,893	1,918,064
Total	$8,242,925			$(2,897,616)	$118,021		$8,595,013

*	Security was purchased prior to its affiliation with JPMorgan Chase & Co.

**	Represents investment of cash collateral related to securities on loan, as described in Note 2.D. Dividend income earned from this investment is included in, and represents a significant portion of, Income from securities lending (net) in the Statement of Operations.

D.  Securities Lending — The Portfolio may lend securities to brokers approved by its advisor in order to generate additional income. JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, serves as lending agent for the Portfolio pursuant to a Securities Lending Agreement (“Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in approved instruments (“collateral investments”), in accordance with investment guidelines. Upon termination of the loan, the Portfolio is required to return to the borrower the posted cash collateral. Loans are subject to termination by the Portfolio or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments, net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statement of Operations. The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as dividend or interest income, respectively, on the Statement of Operations. For the year ended December 31, 2009, the Portfolio earned $1,177 from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities, plus accrued interest, and 105% of the value of loaned non-U.S. securities, plus accrued interest. Although JPMCB has agreed to maintain collateral from borrowers equal to at least 102% and 105% of the value of loaned U.S. and international securities, respectively; due to market volatility coupled with provisions in the Securities Lending Agreement, collateral amounts may fall below these levels. The Securities Lending Agreement, however, requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 100% of the value of loaned securities.

The value of the cash collateral received, if any, is recorded as a liability on the Statement of Assets and Liabilities and details of cash collateral investments, if any, are disclosed in the Schedule of Portfolio Investments.

The Portfolio bears the risk of loss associated with the investment of the cash collateral and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted, when the Advisor does not believe that it is prudent to sell the cash collateral investments to fund this liability.

Securities lending involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, JPMCB has agreed to indemnify the Portfolio from losses resulting from a borrower failure to return a loaned security.

20   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

The Portfolio invests cash collateral amounts received from borrowers in JPMorgan Prime Money Market Fund — Capital Shares. The Advisor of the Portfolio waived fees associated with the Portfolio’s investment in JPMorgan Prime Money Market Fund in the amount of $111. This amount offsets the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Portfolio’s investment in such fund. A portion of the waiver is voluntary.

Under the Securities Lending Agreement, JPMCB is entitled to a fee paid monthly in arrears equal to: (i) 0.03% of the average dollar value of loans of U.S. securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-U.S. securities outstanding during a given month.

The Portfolio incurred lending agent fees to JPMCB in the amount of $47 for the year ended December 31, 2009.

E.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, and distributions of realized gains from the Underlying Funds are recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

F.  Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

The Portfolio invests in other J.P. Morgan Funds and, as a result, bears a portion of the expenses incurred by the Underlying Funds. These expenses are not reflected in the expenses shown in the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

G.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Portfolio’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$—	$4,832	$(4,832)

The reclassifications for the Portfolio relate primarily to distributions from investments in real estate investment trusts and litigation income reclass.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (“JPMIA” or the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.55%.

Effective January 1, 2010, the investment advisory business of JPMIA was transferred to J.P. Morgan Investment Management Inc. (“JPMIM”) and JPMIM became the investment advisor for the Portfolio, assuming all rights and responsibilities of JPMIA with respect to the Portfolio. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan. The appointment of JPMIM did not change the portfolio management team, investment strategies, investment advisory fees charged to the Portfolio or the terms of the investment advisory agreement (other than the identity of the advisor).

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   21

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (continued)

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2009, the annual effective rate was 0.10% of the Portfolio’s average daily net assets.

The Administrator waived Administration Fees as outlined in Note 3.E.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E.  Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.78% of the Portfolio’s average daily net assets.

The contractual expense limitation agreements were in effect for the year ended December 31, 2009. The expense limitation percentage above is in place until at least April 30, 2010.

For the year ended December 31, 2009, the Portfolio’s service providers waived fees and/or reimbursed expenses for the Portfolio as follows. None of these parties expects the Portfolio to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Total
$174,782	$943	$175,725

The shares of the Underlying Funds in which the Portfolio invests impose a separate advisory and a shareholder servicing fee. The Portfolio’s Advisor and/or Administrator have voluntarily agreed to waive the weighted average pro-rata amount of the advisory and shareholder servicing fees charged by the Underlying Funds.

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the year ended December 31, 2009 (excluding the waiver disclosed in Note 2.D. regarding cash collateral for securities lending invested in JPMorgan Prime Money Market Fund) was $2,870.

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2009, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the year ended December 31, 2009, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

22   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2009, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$26,355,543	$34,476,240	$1,939,631	$872,125

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2009 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$38,669,721	$995,773	$1,721,466	$(725,693)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$1,418,487	$1,418,487

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$4,622,023	$6,512,046	$11,134,069

At December 31, 2009, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$819,785	$(7,134,325)	$(725,693)

The cumulative timing differences primarily consist of wash sale loss deferrals.

As of December 31, 2009, the Portfolio had net capital loss carryforwards, expiring during the year indicated. Due to the liquidation, the Portfolio does not expect to be able to use these amounts.

2016	2017	Total
$1,746,431	$5,387,894	$7,134,325

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2009, the Portfolio deferred to January 1, 2010 post-October capital losses of $320,881.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   23

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (continued)

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2009, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

Because of the Portfolio’s investments in Underlying Funds, the Portfolio indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Portfolio may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Portfolio is also subject to certain risks related to Underlying Funds’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities; equity securities; foreign and emerging markets securities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, foreign forward currency contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in securities.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

The Portfolio is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Portfolio is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

8. Subsequent Events

At their meeting on November 18, 2009, the Board of Trustees of the Portfolio approved the liquidation of the Portfolio which will occur on or about April 23, 2010.

Management has evaluated all subsequent transactions and events after the balance sheet date through February 16, 2010, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

24   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust Balanced Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Balanced Portfolio (a separate Portfolio of JPMorgan Insurance Trust) (hereafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As explained in Note 8, during November 2009, the Board of Trustees of the Portfolio approved the liquidation of the Portfolio.

PricewaterhouseCoopers LLP
New York, New York
February 16, 2010

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   25

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	132	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	132	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (packaging manufacturer) (2007–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	132	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).
Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	132	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	132	Director, Center for Deaf and Hard of Hearing (1990–present).
Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	132	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	132	Trustee, Stratton Mountain School (2001–present).

26   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	132	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	132	Trustee, Morgan Stanley Funds (164 portfolios) (1992–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, JP Greene & Associates, LLC (broker-dealer) (2000–2009); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	132	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	132	None.
Interested Trustees
Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	132	None.
Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	132
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (132 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Portfolio’s investment adviser is a wholly-owned subsidiary of JPMorgan Chase & Co.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   27

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the J.P. Morgan Funds. Mr. Gatch has been an employee of J.P. Morgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, J.P. Morgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, J.P. Morgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Joy C. Dowd (1972), Assistant Treasurer (2009)
Vice President, JPMorgan Funds Management, Inc. since December 2008; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

28   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio (not including expenses of the Underlying Funds), but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2009, and continued to hold your shares at the end of the reporting period, December 31, 2009.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, expenses of the Underlying Funds or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2009	Ending Account Value, December 31, 2009	Expenses Paid During July 1, 2009 to December 31, 2009*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$1,166.20	$4.20	0.77%
Hypothetical	1,000.00	1,021.32	3.92	0.77

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   29

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees held meetings in person in June and August 2009, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment subcommittees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the J.P. Morgan Funds, including the Portfolio. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 19, 2009.

The Trustees, as part of their review of the investment advisory arrangements for the Portfolio, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Portfolio. This information includes the Portfolio’s performance against the Portfolio’s peers and benchmarks and analyses by the Advisor of the Portfolio’s performance. The Advisor also periodically provides comparative information regarding the Portfolio’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including, with respect to certain Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Portfolio and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the Portfolio. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Portfolio, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including

30   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for certain of the J.P. Morgan Funds.

The Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA for custody and fund accounting, securities lending, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Portfolio would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered and actually charged to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Portfolio relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three-, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Advisor. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted that the Portfolio’s performance was in the first, first and third quintiles for the one-, three-, and five-year periods ended December 31, 2008, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rate. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   31

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses were both in the second quintile of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMorgan Distribution Services, Inc. related to the structure and distribution strategy of the Portfolio and, in light of this information, concluded that the Advisory fees were reasonable.

32   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

TAX LETTER
(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2009. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2009. The information necessary to complete your income tax returns for the calendar year ending December 31, 2009 will be received under separate cover.

Dividends Received Deductions (DRD)

45.49% of ordinary income distributions were eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended December 31, 2009.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   33

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. December 2009.	AN-JPMITBP-1209

Annual Report

JPMorgan Insurance Trust

December 31, 2009

JPMorgan Insurance Trust Core Bond Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	20
Financial Highlights	24
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	33
Trustees	34
Officers	36
Schedule of Shareholder Expenses	37
Board Approval of Investment Advisory Agreement	38
Tax Letter	41

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JANUARY 15, 2010 (Unaudited)

Dear Shareholder:

It is hard to imagine a more negative and confusing environment than the one we faced one year ago. At the time, the global financial system was in the midst of an unprecedented crisis, stock markets were crashing around the world and the U.S. economy was in the midst of its worst recession since World War II. Today, things look better in many ways; the financial crisis has abated, stock markets are up substantially from their lows, and the economy appears to have embarked on a recovery.

“Today, things look better in many ways; the financial crisis has abated, stock markets are up substantially from their lows, and the economy appears to have embarked on a recovery.”

While this is welcomed, we, like you, are aware of how far we still have to go to return to “normal” in terms of the economy and markets. Pent-up demand — combined with monetary and fiscal stimulus — may have ignited the recovery, but the recovery will need job growth to sustain itself. While we do expect job growth to eventually materialize, the economy remains vulnerable to a relapse on the road to recovery. Therefore, it makes sense to maintain a diversified portfolio — one that can benefit from a recovery maturing into a full-fledged expansion, while still providing some protection from any potential retreat from that path.

Equity markets move sharply higher

After a dismal 2008, equities continued to sink in early 2009, with the Standard & Poor’s 500 Index (“S&P 500 Index”) dropping to a 14-year low on March 9. From that point on, however, equity markets rebounded strongly and by the end of December the S&P 500 Index had risen by 26.5% for the year to a level of 1,115.

From an equity style perspective, mid cap companies surged ahead of their small and large cap counterparts over the past 12 months (40.5%, according to the Russell Midcap Index, compared to 28.4% and 27.2%, as measured by the Russell 1000 and the Russell 2000 Indexes, respectively). Overall, growth stocks fared better than value in the large cap space, reflecting the heavy weighting of financial companies among the latter. The Russell 1000 Growth Index returned 37.2% for the 12-month period, compared to 19.7% for the Russell 1000 Value Index. Moving down the capitalization spectrum, the Russell Midcap Growth and the Midcap Value Indices returned 46.3% and 34.2%, respectively. In the small cap segment, the Russell 2000 Growth Index returned 34.5%, while the Russell 2000 Value Index provided a 20.6% return.

After turning in a dismal performance at the end of 2008, overseas stocks also posted strong gains, particularly in the emerging markets countries of Brazil, Russia, India, and China. The MSCI Emerging Markets Index returned an impressive 79.0% gross return for the 12-month reporting period, while the MSCI EAFE Index returned 32.5% (gross) for the same period.

Treasury markets decline as investors seek higher yields

Credit-related areas of the fixed income markets staged their own rebound in 2009 as investors fled to the mortgage, investment-grade corporate and high yield areas of the market, all of which posted strong gains. Treasury markets, however, declined as investors retreated from the “flight to safety” that they took in 2008. Within this environment, the Barclays Capital U.S. Aggregate Index returned a modest 5.9% for the 12-month period. The Barclays Capital High Yield Index returned a spectacular 58.2%, while the Barclays Capital Emerging Markets Index returned 34.2%. Yields on the benchmark 10-year Treasury climbed from 2.3% 12 months ago to 3.9% as of the end of the reporting period. Yields on the 30-year benchmark were 4.6%, compared to 2.7% 12 months ago, while yields on the two-year note also rose, from 0.8% to 1.11%.

Manage risks on the road to recovery

Both the Federal Reserve and the Federal Government have taken unprecedented steps to aid the economy. Although the effectiveness of these measures will be debated for years to come, the economy appears to be improving whether due to government stimulus or not. Less controversial, however, are the eventual negative side effects of these actions. In the long run, the debt incurred by the Federal Government to stimulate the economy should result in both higher taxes and higher long-term interest rates. While the New Year may bring investors some new investing opportunities, it’s also important to safeguard portfolios against potential risks by maintaining a balanced approach including a diverse array of fixed income and alternative asset classes.

On behalf of everyone at J.P. Morgan Asset Management, I would like to wish you a very happy and prosperous new year. We look forward to continuing to support your investment goals in 2010 and beyond. Should you have any questions, please visit our website at www.jpmorganfunds.com, or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Core Bond Portfolio

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	May 1, 1997
Fiscal Year End	December 31
Net Assets as of 12/31/2009	$263,576,656
Primary Benchmark	Barclays Capital U.S. Aggregate Index
Average Credit Quality	AA1

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust Core Bond Portfolio, which seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities,* returned 9.65%** (Class 1Shares) for the 12 months ended December 31, 2009. This compares to the 5.93% return for the Barclays Capital U.S. Aggregate Index (the “Index”) for the same period.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The Portfolio outperformed the Index for the period. When the reporting period began, the fixed income markets remained challenged, given the ongoing repercussions from the September 2008 bankruptcy of Lehman Brothers. These included forced selling by leveraged investors into illiquid markets, poorly performing credit markets and deteriorating global economic conditions. Collectively, this led to an extreme “flight to quality,” as investors flocked to the safety of short-term government bonds and sold bonds that were perceived to be risky.

While the economy remained extremely weak during the first quarter of 2009, the environment began to improve early in the second quarter, as the government’s aggressive actions to stabilize the financial system seemed be taking hold. In addition, as the reporting period progressed, there were signs that the lengthy recession had finally ended. Against this backdrop, investor sentiment seemed to improve, leading to a sharp rally for non-U.S. Treasuries such as corporate bonds, mortgage-backed securities and agency securities, as their spreads narrowed. Generally, when credit spreads of a particular group of securities narrow, prices rise, yields fall and total returns increase relative to comparable-duration U.S. Treasuries.

To a great extent, the strategies that negatively impacted the Portfolio in 2008 helped it to outperform the Index over the 12-month reporting period. For example, with risk aversion appearing to abate, U.S. Treasury securities underperformed the spread sectors (non-U.S. Treasuries) during the fiscal year. Given this situation, the Portfolio benefited from its underweight in U.S. Treasuries. The Portfolio’s allocation to U.S. Treasuries was approximately half that of the Index. The Portfolio’s substantial spread sector overweight versus the Index was also rewarded. In particular, the Portfolio’s exposure to residential mortgage securities positively contributed to results, as these securities’ spreads narrowed from 2008’s elevated levels.

The Portfolio’s underweight versus the Index to commercial mortgage-backed securities (CMBS) detracted from performance, as their spreads narrowed as well. The Fund’s overall higher credit quality versus the Index also detracted from performance, as lower quality securities outperformed their higher quality counterparts. The Portfolio’s positioning in the corporate bond market was an overall detractor from performance. While the Portfolio’s underweight in this strong performing sector was a negative, this was partially offset by the Portfolio’s exposure to financial securities, as they generated strong returns. Overall, the Portfolio’s overweight to non-agency mortgage-backed securities offset its underweights to CMBS and lower quality corporate bonds.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	The Portfolio continued to focus on exploiting inefficiencies in the marketplace in maintaining a well-diversified portfolio. Our positioning within the Portfolio was adjusted during the 12-month period because of the reorganization of certain funds into the Portfolio. For example, during the fiscal year, our allocation to mortgage-related securities increased from approximately 60% to 70% of the portfolio. Elsewhere, our exposure to agency securities increased from 0% at the beginning of the period to 8% by the end of 2009, whereas our corporate exposure fell from 16% to 11% and our allocation to U.S. Treasuries rose from 11.5% to 16%. Given the outflows from the Portfolio early in the year, we believed it was prudent to maintain a position in agency securities, in case there were future redemptions.

PORTFOLIO COMPOSITION***

Collateralized Mortgage Obligations	51.5%
U.S. Treasury Obligations	15.8
Corporate Bonds	11.1
U.S. Government Agency Securities	8.5
Mortgage Pass-Through Securities	8.3
Commercial Mortgage-Backed Securities	1.5
Others (each less than 1.0%)	0.9
Short-Term Investment	2.4

*	The advisor seeks to achieve the Portfolio’s objectives. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2009. The Portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	5/1/97	9.65%	4.72%	6.24%
CLASS 2 SHARES	8/16/06	9.32	4.54	6.15

TEN YEAR PERFORMANCE (12/31/99 TO 12/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class 2 Shares prior to their inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Core Bond Portfolio, the Barclays Capital U.S. Aggregate Index and the Lipper Variable Underlying Funds General U.S. Government Funds Index from December 31, 1999 to December 31, 2009. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Barclays Capital U.S. Aggregate Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds General U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Variable Underlying Funds General U.S. Government Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Asset-Backed Securities — 0.9%
356,909	AmeriCredit Automobile Receivables Trust, Series 2006-BG, Class A4, 5.210%, 09/06/13	366,527
200,000	Bank of America Auto Trust, Series 2009-1A, Class A3, 2.670%, 07/15/13 (e)	203,330
47,497	Bear Stearns Asset Backed Securities Trust, Series 2006-SD1, Class A, VAR, 0.601%, 04/25/36 (i)	32,971
450,000	Citibank Credit Card Issuance Trust, Series 2002-C2, Class C2, 6.950%, 02/18/14	470,494
	Countrywide Asset-Backed Certificates,
1,056	Series 2004-1, Class 3A, VAR, 0.511%, 04/25/34	829
120,000	Series 2004-1, Class M1, VAR, 0.731%, 03/25/34	89,080
100,000	Series 2004-1, Class M2, VAR, 0.781%, 03/25/34	75,334
26,705	Countrywide Home Equity Loan Trust, Series 2004-K, Class 2A, VAR, 0.533%, 02/15/34	12,178
100,000	Ford Credit Auto Owner Trust, Series 2009-B, Class A3, 2.790%, 08/15/13	101,907
100,000	Honda Auto Receivables Owner Trust, Series 2009-2, Class A4, 4.430%, 07/15/15	105,304
	Long Beach Mortgage Loan Trust,
278,187	Series 2003-4, Class M1, VAR, 1.251%, 08/25/33	211,539
190,000	Series 2004-1, Class M1, VAR, 0.731%, 02/25/34	134,098
125,000	Series 2004-1, Class M2, VAR, 0.781%, 02/25/34	106,859
46,955	Series 2006-WL2, Class 2A3, VAR, 0.431%, 01/25/36	33,892
	MBNA Credit Card Master Note Trust,
160,000	Series 2002-C1, Class C1, 6.800%, 07/15/14	164,140
75,000	Series 2003-C1, Class C1, VAR, 1.933%, 06/15/12	74,981
125,000	New Century Home Equity Loan Trust, Series 2005-1, Class M1, VAR, 0.681%, 03/25/35	84,916
13,338	Residential Asset Securities Corp., Series 2003-KS9, Class A2B, VAR, 0.871%, 11/25/33	4,342
	Wachovia Asset Securitization, Inc.,
30,332	Series 2003-HE2, Class AII1, VAR, 0.491%, 06/25/33	18,541
65,042	Series 2003-HE3, Class A, VAR, 0.481%, 11/25/33	33,171
	Total Asset-Backed Securities (Cost $2,602,977)	2,324,433
	Collateralized Mortgage Obligations — 51.3%
	Agency CMO — 40.1%
	Federal Home Loan Mortgage Corp. REMICS,
10,556	Series 11, Class D, 9.500%, 07/15/19	11,368
8,415	Series 22, Class C, 9.500%, 04/15/20	9,136
1,758	Series 47, Class F, 10.000%, 06/15/20	1,947
1,395	Series 99, Class Z, 9.500%, 01/15/21	1,528
1,730	Series 1065, Class J, 9.000%, 04/15/21	1,910
246,058	Series 1113, Class J, 8.500%, 06/15/21	268,665
12,671	Series 1250, Class J, 7.000%, 05/15/22	13,808
21,357	Series 1316, Class Z, 8.000%, 06/15/22	23,533
39,433	Series 1324, Class Z, 7.000%, 07/15/22	42,970
168,411	Series 1343, Class LA, 8.000%, 08/15/22	185,568
34,667	Series 1343, Class LB, 7.500%, 08/15/22	38,080
23,342	Series 1394, Class ID, IF, 9.566%, 10/15/22	26,935
21,854	Series 1395, Class G, 6.000%, 10/15/22	23,172
15,898	Series 1505, Class Q, 7.000%, 05/15/23	17,324
32,135	Series 1518, Class G, IF, 8.849%, 05/15/23	32,967
31,623	Series 1541, Class O, VAR, 2.640%, 07/15/23	31,877
399,959	Series 1577, Class PV, 6.500%, 09/15/23	437,167
632,340	Series 1584, Class L, 6.500%, 09/15/23	681,544
26,273	Series 1596, Class D, 6.500%, 10/15/13	26,495
11,701	Series 1607, Class SA, HB, IF, 20.188%, 10/15/13	14,408
26,471	Series 1609, Class LG, IF, 16.792%, 11/15/23	30,256
638,927	Series 1633, Class Z, 6.500%, 12/15/23	691,204
500,000	Series 1638, Class H, 6.500%, 12/15/23	540,156
2,387	Series 1671, Class QC, IF, 10.000%, 02/15/24	2,657
163,311	Series 1694, Class PK, 6.500%, 03/15/24	176,518
18,823	Series 1700, Class GA, PO, 02/15/24	16,439
83,550	Series 1798, Class F, 5.000%, 05/15/23	86,625
175,689	Series 1863, Class Z, 6.500%, 07/15/26	188,042
4,027	Series 1865, Class D, PO, 02/15/24	2,353
54,961	Series 1981, Class Z, 6.000%, 05/15/27	59,261
71,264	Series 1987, Class PE, 7.500%, 09/15/27	78,458
277,723	Series 1999, Class PU, 7.000%, 10/15/27	304,714
22,840	Series 2025, Class PE, 6.300%, 01/15/13	22,832
462,946	Series 2031, Class PG, 7.000%, 02/15/28 (m)	515,613
17,997	Series 2033, Class SN, HB, IF, 25.777%, 03/15/24	10,913
413,994	Series 2035, Class PC, 6.950%, 03/15/28	438,962
30,748	Series 2038, Class PN, IO, 7.000%, 03/15/28	6,712
85,670	Series 2054, Class PV, 7.500%, 05/15/28	92,346
36,334	Series 2055, Class OE, 6.500%, 05/15/13	37,735
504,946	Series 2057, Class PE, 6.750%, 05/15/28	532,393
138,439	Series 2064, Class TE, 7.000%, 06/15/28	147,526
107,874	Series 2075, Class PH, 6.500%, 08/15/28	115,489

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Agency CMO — Continued
445,896	Series 2095, Class PE, 6.000%, 11/15/28	478,826
58,982	Series 2102, Class TU, 6.000%, 12/15/13	62,492
127,356	Series 2115, Class PE, 6.000%, 01/15/14	134,486
22,804	Series 2132, Class SB, HB, IF, 29.530%, 03/15/29	33,705
44,433	Series 2134, Class PI, IO, 6.500%, 03/15/19	5,725
7,961	Series 2135, Class UK, IO, 6.500%, 03/15/14	649
154,203	Series 2178, Class PB, 7.000%, 08/15/29	167,439
208,799	Series 2182, Class ZB, 8.000%, 09/15/29	230,070
35,799	Series 2247, Class Z, 7.500%, 08/15/30	40,511
423,094	Series 2259, Class ZC, 7.350%, 10/15/30	441,588
10,985	Series 2261, Class ZY, 7.500%, 10/15/30	11,392
178,924	Series 2283, Class K, 6.500%, 12/15/23	195,140
20,176	Series 2306, Class K, PO, 05/15/24	16,923
48,423	Series 2306, Class SE, IF, IO, 7.250%, 05/15/24	7,131
71,718	Series 2325, Class PM, 7.000%, 06/15/31	79,151
369,767	Series 2344, Class ZD, 6.500%, 08/15/31	400,252
60,535	Series 2344, Class ZJ, 6.500%, 08/15/31	65,488
34,331	Series 2345, Class NE, 6.500%, 08/15/31	36,788
324,320	Series 2345, Class PQ, 6.500%, 08/15/16	348,394
111,837	Series 2355, Class BP, 6.000%, 09/15/16	119,721
201,129	Series 2359, Class ZB, 8.500%, 06/15/31	225,122
559,021	Series 2367, Class ME, 6.500%, 10/15/31	602,754
54,440	Series 2390, Class DO, PO, 12/15/31	46,626
195,716	Series 2391, Class QR, 5.500%, 12/15/16	207,910
161,055	Series 2394, Class MC, 6.000%, 12/15/16	172,425
81,084	Series 2410, Class OE, 6.375%, 02/15/32	87,778
112,805	Series 2410, Class QS, IF, 18.894%, 02/15/32	110,790
78,837	Series 2410, Class QX, IF, IO, 8.417%, 02/15/32	12,658
100,000	Series 2412, Class SP, IF, 15.634%, 02/15/32	108,074
165,629	Series 2423, Class MC, 7.000%, 03/15/32	180,781
263,601	Series 2423, Class MT, 7.000%, 03/15/32	287,786
227,841	Series 2435, Class CJ, 6.500%, 04/15/32	247,613
470,000	Series 2435, Class VH, 6.000%, 07/15/19	494,183
117,508	Series 2444, Class ES, IF, IO, 7.717%, 03/15/32	16,344
78,339	Series 2450, Class SW, IF, IO, 7.767%, 03/15/32	10,485
300,000	Series 2455, Class GK, 6.500%, 05/15/32	325,305
213,957	Series 2460, Class VZ, 6.000%, 11/15/29	218,667
194,945	Series 2484, Class LZ, 6.500%, 07/15/32	212,990
790,000	Series 2500, Class MC, 6.000%, 09/15/32	843,350
85,921	Series 2503, Class BH, 5.500%, 09/15/17	91,438
266,856	Series 2515, Class DE, 4.000%, 03/15/32	274,262
835,983	Series 2527, Class BP, 5.000%, 11/15/17	881,982
360,235	Series 2535, Class BK, 5.500%, 12/15/22	386,255
5,300,000	Series 2543, Class YX, 6.000%, 12/15/32 (m)	5,625,955
500,000	Series 2544, Class HC, 6.000%, 12/15/32	532,362
111,396	Series 2565, Class MB, 6.000%, 05/15/30	114,996
500,000	Series 2575, Class ME, 6.000%, 02/15/33	530,905
3,230,000	Series 2578, Class PG, 5.000%, 02/15/18	3,413,975
94,346	Series 2586, Class WI, IO, 6.500%, 03/15/33	19,841
42,896	Series 2594, Class VA, 6.000%, 03/15/14	43,087
400,000	Series 2594, Class VQ, 6.000%, 08/15/20	418,651
134,249	Series 2597, Class DS, IF, IO, 7.317%, 02/15/33	6,971
254,809	Series 2599, Class DS, IF, IO, 6.767%, 02/15/33	15,808
312,959	Series 2610, Class DS, IF, IO, 6.867%, 03/15/33	22,631
419,887	Series 2611, Class SH, IF, IO, 7.417%, 10/15/21	32,868
748,422	Series 2626, Class KA, 3.000%, 03/15/30	753,534
598,277	Series 2626, Class NS, IF, IO, 6.317%, 06/15/23	77,816
650,000	Series 2631, Class TE, 4.500%, 02/15/28	664,355
650,487	Series 2636, Class Z, 4.500%, 06/15/18	680,301
199,277	Series 2638, Class DS, IF, 8.367%, 07/15/23	180,186
15,649	Series 2643, Class HI, IO, 4.500%, 12/15/16	397
395,116	Series 2647, Class A, 3.250%, 04/15/32	392,610
3,335,093	Series 2651, Class VZ, 4.500%, 07/15/18	3,488,364
2,438,000	Series 2656, Class BG, 5.000%, 10/15/32	2,544,110
49,758	Series 2656, Class SH, HB, IF, 20.901%, 02/15/25	53,796
315,213	Series 2668, Class SB, IF, 6.993%, 10/15/15	322,611
410,000	Series 2682, Class LC, 4.500%, 07/15/32	419,667
229,970	Series 2682, Class YS, IF, 8.647%, 10/15/33	183,386
2,500,000	Series 2684, Class PD, 5.000%, 03/15/29	2,624,381
274,714	Series 2684, Class TO, PO, 10/15/33	191,111
174,169	Series 2691, Class WS, IF, 8.650%, 10/15/33	140,567
127,264	Series 2705, Class SC, IF, 8.650%, 11/15/33	107,229
194,267	Series 2705, Class SD, IF, 8.700%, 11/15/33	166,471
750,000	Series 2727, Class BS, IF, 8.725%, 01/15/34	575,635
209,330	Series 2744, Class FE, VAR, 0.000%, 02/15/34	205,528
1,250,000	Series 2749, Class TD, 5.000%, 06/15/21	1,309,229
144,668	Series 2753, Class S, IF, 11.534%, 02/15/34	132,837
132,768	Series 2755, Class SA, IF, 13.734%, 05/15/30	136,490
119,869	Series 2766, Class SX, IF, 15.794%, 03/15/34	115,859
54,910	Series 2769, Class PO, PO, 03/15/34	43,748
373,380	Series 2776, Class SK, IF, 8.725%, 04/15/34	308,798
29,505	Series 2778, Class BS, IF, 15.167%, 04/15/34	30,621
229,429	Series 2780, Class JG, 4.500%, 04/15/19	238,292

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Agency CMO — Continued
625,000	Series 2827, Class DG, 4.500%, 07/15/19	642,516
105,305	Series 2827, Class SQ, IF, 7.500%, 01/15/19	107,135
1,250,000	Series 2929, Class PC, 5.000%, 01/15/28	1,302,436
73,895	Series 2975, Class KO, PO, 05/15/35	64,624
95,876	Series 2989, Class PO, PO, 06/15/23	85,043
300,000	Series 3047, Class OD, 5.500%, 10/15/35	307,284
591,848	Series 3085, Class VS, HB, IF, 27.787%, 12/15/35	790,007
178,842	Series 3117, Class EO, PO, 02/15/36	151,439
256,265	Series 3260, Class CS, IF, IO, 5.907%, 01/15/37	27,658
704,906	Series 3387, Class SA, IF, IO, 6.187%, 11/15/37	83,187
1,893,490	Series 3430, Class AI, IO, 1.417%, 09/15/12	38,457
1,586,485	Series 3455, Class SE, IF, IO, 5.967%, 06/15/38	150,598
618,983	Federal Home Loan Mortgage Corp. STRIPS, IO, 5.000%, 09/15/35	113,569
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
24,807	Series T-41, Class 3A, VAR, 7.500%, 07/25/32	27,808
166,025	Series T-54, Class 2A, 6.500%, 02/25/43	179,545
77,472	Series T-54, Class 3A, 7.000%, 02/25/43	85,582
301,115	Series T-56, Class A, PO, 05/25/43	208,789
46,446	Series T-58, Class A, PO, 09/25/43	38,310
319,540	Federal Home Loan Mortgage Corp. – Government National Mortgage Association, Series 8, Class ZA, 7.000%, 03/25/23	350,595
	Federal National Mortgage Association Interest STRIPS,
74,161	Series 329, Class 1, PO, 01/01/33	61,890
303,991	Series 365, Class 8, IO, 5.500%, 05/01/36	57,208
	Federal National Mortgage Association REMICS,
17,842	Series 1988-16, Class B, 9.500%, 06/25/18	20,243
9,531	Series 1989-83, Class H, 8.500%, 11/25/19	10,627
2,312	Series 1990-1, Class D, 8.800%, 01/25/20	2,614
11,598	Series 1990-10, Class L, 8.500%, 02/25/20	12,932
1,822	Series 1990-93, Class G, 5.500%, 08/25/20	1,885
35	Series 1990-140, Class K, HB, IO, 652.145%, 12/25/20	516
3,940	Series 1990-143, Class J, 8.750%, 12/25/20	4,302
63,257	Series 1992-101, Class J, 7.500%, 06/25/22	66,389
26,003	Series 1992-143, Class MA, 5.500%, 09/25/22	27,718
78,499	Series 1993-146, Class E, PO, 05/25/23	68,633
200,735	Series 1993-155, Class PJ, 7.000%, 09/25/23	220,469
6,013	Series 1993-165, Class SD, IF, 12.185%, 09/25/23	6,574
29,984	Series 1993-165, Class SK, IF, 12.500%, 09/25/23	34,929
21,909	Series 1993-167, Class GA, 7.000%, 09/25/23	22,741
281,611	Series 1993-203, Class PL, 6.500%, 10/25/23	305,542
26,145	Series 1993-205, Class H, PO, 09/25/23	20,264
2,115,500	Series 1993-223, Class PZ, 6.500%, 12/25/23	2,305,955
228,528	Series 1993-225, Class UB, 6.500%, 12/25/23	240,799
5,918	Series 1993-230, Class FA, VAR, 0.850%, 12/25/23	5,902
598,446	Series 1993-250, Class Z, 7.000%, 12/25/23	641,667
64,356	Series 1993-257, Class C, PO, 06/25/23	57,135
649,602	Series 1994-37, Class L, 6.500%, 03/25/24	701,773
5,891,543	Series 1994-72, Class K, 6.000%, 04/25/24	6,333,350
47,202	Series 1995-2, Class Z, 8.500%, 01/25/25	52,630
83,206	Series 1995-19, Class Z, 6.500%, 11/25/23	89,941
11,473	Series 1996-59, Class J, 6.500%, 08/25/22	12,550
75,193	Series 1996-59, Class K, 6.500%, 07/25/23	78,788
366,275	Series 1997-20, Class IB, IO, VAR, 1.840%, 03/25/27	19,458
36,690	Series 1997-39, Class PD, 7.500%, 05/20/27	40,432
83,315	Series 1997-46, Class PL, 6.000%, 07/18/27	89,908
207,922	Series 1997-61, Class ZC, 7.000%, 02/25/23	226,278
84,643	Series 1998-36, Class ZB, 6.000%, 07/18/28	90,995
92,606	Series 1998-43, Class SA, IF, IO, 15.580%, 04/25/23	32,400
125,802	Series 1998-46, Class GZ, 6.500%, 08/18/28	137,141
291,936	Series 1998-58, Class PC, 6.500%, 10/25/28	315,557
582,348	Series 1999-39, Class JH, IO, 6.500%, 08/25/29	112,693
16,015	Series 2000-52, Class IO, IO, 8.500%, 01/25/31	3,322
241,027	Series 2001-4, Class PC, 7.000%, 03/25/21	268,074
197,560	Series 2001-30, Class PM, 7.000%, 07/25/31	216,689
1,029,688	Series 2001-33, Class ID, IO, 6.000%, 07/25/31	217,969
298,922	Series 2001-36, Class DE, 7.000%, 08/25/31	327,532
36,369	Series 2001-44, Class PD, 7.000%, 09/25/31	39,878
161,730	Series 2001-52, Class XN, 6.500%, 11/25/15	173,806
497,495	Series 2001-61, Class Z, 7.000%, 11/25/31	545,118
208,828	Series 2001-69, Class PG, 6.000%, 12/25/16	223,742
140,341	Series 2001-71, Class QE, 6.000%, 12/25/16	150,365
55,647	Series 2001-80, Class PE, 6.000%, 07/25/29	57,895
83,023	Series 2002-1, Class HC, 6.500%, 02/25/22	90,733
23,652	Series 2002-1, Class SA, HB, IF, 24.436%, 02/25/32	33,077
210,130	Series 2002-2, Class UC, 6.000%, 02/25/17	223,927
237,323	Series 2002-3, Class OG, 6.000%, 02/25/17	254,214

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Agency CMO — Continued
527,976	Series 2002-13, Class SJ, IF, IO, 1.600%, 03/25/32	14,919
260,865	Series 2002-28, Class PK, 6.500%, 05/25/32	283,097
740,906	Series 2002-62, Class ZE, 5.500%, 11/25/17	783,508
683,103	Series 2002-68, Class SH, IF, IO, 7.768%, 10/18/32	97,671
14,845	Series 2002-74, Class VB, 6.000%, 11/25/31	14,841
92,815	Series 2002-77, Class S, IF, 14.059%, 12/25/32	95,794
17,733	Series 2002-91, Class UH, IO, 5.500%, 06/25/22	894
500,000	Series 2002-94, Class BK, 5.500%, 01/25/18	537,260
422,659	Series 2003-7, Class A1, 6.500%, 12/25/42	457,443
293,000	Series 2003-22, Class UD, 4.000%, 04/25/33	277,752
2,000,000	Series 2003-35, Class MD, 5.000%, 11/25/16	2,072,173
250,000	Series 2003-41, Class PE, 5.500%, 05/25/23	266,837
204,539	Series 2003-44, Class IU, IO, 7.000%, 06/25/33	41,104
100,000	Series 2003-47, Class PE, 5.750%, 06/25/33	104,645
72,389	Series 2003-64, Class SX, IF, 13.162%, 07/25/33	73,452
145,709	Series 2003-66, Class PA, 3.500%, 02/25/33	147,362
647,059	Series 2003-68, Class LC, 3.000%, 07/25/22	647,640
329,157	Series 2003-68, Class QP, 3.000%, 07/25/22	334,477
270,592	Series 2003-70, Class BE, 3.500%, 12/25/25	271,827
137,818	Series 2003-71, Class DS, IF, 7.153%, 08/25/33	103,951
518,551	Series 2003-71, Class IM, IO, 5.500%, 12/25/31	56,475
625,639	Series 2003-80, Class SY, IF, IO, 7.419%, 06/25/23	80,439
3,600,000	Series 2003-81, Class MC, 5.000%, 12/25/32	3,757,151
600,000	Series 2003-82, Class VB, 5.500%, 08/25/33	635,917
88,433	Series 2003-91, Class SD, IF, 12.115%, 09/25/33	86,108
250,000	Series 2003-106, Class US, IF, 8.728%, 11/25/23	211,795
606,850	Series 2003-116, Class SB, IF, IO, 7.369%, 11/25/33	71,799
2,901,667	Series 2003-128, Class DY, 4.500%, 01/25/24	2,963,397
98,736	Series 2003-130, Class SX, IF, 11.173%, 01/25/34	99,206
158,413	Series 2003-132, Class OA, PO, 08/25/33	133,642
1,850,000	Series 2004-2, Class OE, 5.000%, 05/25/23	1,946,330
256,285	Series 2004-4, Class QM, IF, 13.738%, 06/25/33	260,844
162,747	Series 2004-10, Class SC, HB, IF, 27.675%, 02/25/34	206,964
164,907	Series 2004-14, Class SD, IF, 8.728%, 03/25/34	138,675
174,232	Series 2004-21, Class CO, PO, 04/25/34	102,780
148,455	Series 2004-22, Class A, 4.000%, 04/25/19	149,146
317,620	Series 2004-36, Class SA, IF, 18.889%, 05/25/34	386,778
243,800	Series 2004-46, Class SK, IF, 15.864%, 05/25/34	265,067
57,793	Series 2004-51, Class SY, IF, 13.778%, 07/25/34	58,949
150,029	Series 2004-61, Class SK, IF, 8.500%, 11/25/32	147,967
1,237,789	Series 2004-75, Class VK, 4.500%, 09/25/22	1,267,106
200,000	Series 2004-76, Class CL, 4.000%, 10/25/19	204,781
150,759	Series 2004-92, Class JO, PO, 12/25/34	149,357
545,488	Series 2005-28, Class JA, 5.000%, 04/25/35	553,347
460,600	Series 2005-45, Class DC, HB, IF, 23.462%, 06/25/35	642,788
191,407	Series 2005-47, Class AN, 5.000%, 12/25/16	195,765
323,320	Series 2005-52, Class PA, 6.500%, 06/25/35	345,683
853,000	Series 2005-68, Class BC, 5.250%, 06/25/35	889,417
722,304	Series 2005-84, Class XM, 5.750%, 10/25/35	770,525
700,000	Series 2005-110, Class MN, 5.500%, 06/25/35	730,024
167,409	Series 2006-22, Class AO, PO, 04/25/36	125,388
119,960	Series 2006-46, Class SW, HB, IF, 23.351%, 06/25/36	158,695
382,745	Series 2006-59, Class QO, PO, 01/25/33	298,900
446,041	Series 2006-110, Class PO, PO, 11/25/36	349,161
695,636	Series 2007-7, Class SG, IF, IO, 6.269%, 08/25/36	75,378
1,611,796	Series 2007-53, Class SH, IF, IO, 5.869%, 06/25/37	146,822
709,374	Series 2007-88, Class VI, IF, IO, 6.309%, 09/25/37	85,131
1,154,310	Series 2008-1, Class BI, IF, IO, 5.679%, 02/25/38	120,344
745,623	Series 2008-16, Class IS, IF, IO, 5.969%, 03/25/38	73,139
990,400	Series 2008-46, Class HI, IO, VAR, 6.627%, 06/25/38	61,603
668,570	Series 2008-53, Class CI, IF, IO, 6.969%, 07/25/38	92,351
18,579	Series G92-15, Class Z, 7.000%, 01/25/22	19,107
4,998	Series G92-42, Class Z, 7.000%, 07/25/22	5,500
139,050	Series G92-44, Class ZQ, 8.000%, 07/25/22	154,171
59,674	Series G92-54, Class ZQ, 7.500%, 09/25/22	66,290
3,759	Series G92-59, Class F, VAR, 1.959%, 10/25/22	3,732

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   7

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Agency CMO — Continued
10,188	Series G92-61, Class Z, 7.000%, 10/25/22	11,136
21,945	Series G92-66, Class KA, 6.000%, 12/25/22	23,687
103,792	Series G92-66, Class KB, 7.000%, 12/25/22	114,112
29,259	Series G93-1, Class KA, 7.900%, 01/25/23	32,990
30,635	Series G93-17, Class SI, IF, 6.000%, 04/25/23	30,296
	Federal National Mortgage Association Whole Loan,
517,629	Series 1999-W4, Class A9, 6.250%, 02/25/29	556,937
908,203	Series 2002-W7, Class A4, 6.000%, 06/25/29	972,629
591,242	Series 2003-W1, Class 1A1, 6.500%, 12/25/42	640,041
74,446	Series 2003-W1, Class 2A, 7.500%, 12/25/42	83,938
113,956	Series 2004-W2, Class 2A2, 7.000%, 02/25/44	125,441
	Government National Mortgage Association,
86,053	Series 1994-3, Class PQ, 7.488%, 07/16/24	93,307
396,755	Series 1994-7, Class PQ, 6.500%, 10/16/24	431,662
90,402	Series 1996-16, Class E, 7.500%, 08/16/26	95,663
85,306	Series 1997-8, Class PN, 7.500%, 05/16/27	91,033
219,385	Series 1998-22, Class PD, 6.500%, 09/20/28	236,117
102,213	Series 1998-26, Class K, 7.500%, 09/17/25	111,088
70,131	Series 1999-17, Class L, 6.000%, 05/20/29	75,401
82,079	Series 1999-41, Class Z, 8.000%, 11/16/29	90,159
52,411	Series 1999-44, Class PC, 7.500%, 12/20/29	58,634
64,674	Series 1999-44, Class ZG, 8.000%, 12/20/29	71,040
44,207	Series 2000-6, Class Z, 7.500%, 02/20/30	48,089
80,991	Series 2000-14, Class PD, 7.000%, 02/16/30	88,112
303,760	Series 2000-21, Class Z, 9.000%, 03/16/30	345,525
36,868	Series 2000-26, Class Z, 7.750%, 09/20/30	40,405
5,363	Series 2000-36, Class IK, IO, 9.000%, 11/16/30	1,247
800,000	Series 2000-36, Class PB, 7.500%, 11/16/30	831,830
66,803	Series 2000-37, Class B, 8.000%, 12/20/30	72,711
17,715	Series 2000-38, Class AH, 7.150%, 12/20/30	20,057
44,758	Series 2001-4, Class SJ, IF, IO, 7.918%, 01/19/30	6,938
2,500,000	Series 2001-10, Class PE, 6.500%, 03/16/31 (m)	2,721,308
375,729	Series 2001-22, Class PS, HB, IF, 20.404%, 03/17/31	494,228
130,872	Series 2001-36, Class S, IF, IO, 7.818%, 08/16/31	20,455
406,794	Series 2001-53, Class SR, IF, IO, 7.917%, 10/20/31	40,674
194,383	Series 2001-64, Class MQ, 6.500%, 12/20/31	206,437
1,000,000	Series 2001-64, Class PB, 6.500%, 12/20/31	1,090,762
24,460	Series 2002-24, Class SB, IF, 11.576%, 04/16/32	24,122
119,978	Series 2002-54, Class GB, 6.500%, 08/20/32	130,098
114,765	Series 2003-4, Class NI, IO, 5.500%, 01/20/32	7,855
15,348	Series 2003-24, Class PO, PO, 03/16/33	11,528
5,771,263	Series 2003-59, Class XA, IO, VAR, 2.059%, 06/16/34	413,992
2,759,774	Series 2003-75, Class BE, 6.000%, 04/16/28	2,874,406
289,061	Series 2003-76, Class LS, IF, IO, 6.967%, 09/20/31	20,838
827,126	Series 2004-11, Class SW, IF, IO, 5.267%, 02/20/34	71,950
66,967	Series 2004-28, Class S, IF, 19.023%, 04/16/34	79,470
1,167,079	Series 2004-62, Class VA, 5.500%,07/20/15	1,237,135
868,326	Series 2007-45, Class QA, IF, IO, 6.407%, 07/20/37	89,480
819,154	Series 2007-76, Class SA, IF, IO, 6.297%, 11/20/37	78,620
917,280	Series 2008-2, Class MS, IF, IO, 6.928%, 01/16/38	96,036
588,335	Series 2008-55, Class SA, IF, IO, 5.967%, 06/20/38	58,430
597,446	Series 2009-6, Class SA, IF, IO, 5.868%, 02/16/39	57,758
1,323,472	Series 2009-6, Class SH, IF, IO, 5.807%, 02/20/39	116,358
794,922	Series 2009-14, Class KI, IO, 6.500%, 03/20/39	113,549
552,749	Series 2009-14, Class NI, IO, 6.500%, 03/20/39	74,004
1,789,432	Series 2009-22, Class SA, IF, IO, 6.037%, 04/20/39	175,934
1,788,936	Series 2009-31, Class ST, IF, IO, 6.117%, 03/20/39	188,527
1,788,936	Series 2009-31, Class TS, IF, IO, 6.067%, 03/20/39	189,056
1,913,546	Series 2009-61, Class ES, IF, IO, 6.517%, 03/20/39	239,755
390,342	Series 2009-79, Class OK, VAR, 0.000%, 11/16/37	315,898
	Vendee Mortgage Trust,
106,580	Series 1994-1, Class 1, VAR, 5.627%, 02/15/24	112,242
252,271	Series 1996-1, Class 1Z, 6.750%, 02/15/26	271,586
135,995	Series 1996-2, Class 1Z, 6.750%, 06/15/26	146,492
502,109	Series 1997-1, Class 2Z, 7.500%, 02/15/27	558,596
137,776	Series 1998-1, Class 2E, 7.000%, 03/15/28	150,822
		105,735,992

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Non-Agency CMO — 11.2%
13,086	Adjustable Rate Mortgage Trust, Series 2004-1, Class 9A2, VAR, 1.031%, 01/25/35	12,098
500,000	American Home Mortgage Investment Trust, Series 2005-3, Class 2A4, VAR, 4.848%, 09/25/35	225,039
	Banc of America Alternative Loan Trust,
258,397	Series 2003-9, Class 1CB2, 5.500%, 11/25/33	257,549
314,167	Series 2004-5, Class 3A3, PO, 06/25/34	90,578
111,832	Series 2004-6, Class 15PO, PO, 07/25/19	75,848
	Banc of America Funding Corp.,
164,106	Series 2003-1, Class A, PO, 05/20/33	105,897
407,276	Series 2003-3, Class 1A33, 5.500%, 10/25/33	405,001
109,778	Series 2004-1, Class PO, PO, 03/25/34	78,766
914,864	Series 2005-6, Class 2A7, 5.500%, 10/25/35	668,030
178,728	Series 2005-7, Class 30, PO, 11/25/35	117,685
432,713	Series 2005-E, Class 4A1, VAR, 3.127%, 03/20/35	345,976
	Banc of America Mortgage Securities, Inc.,
55,202	Series 2002-10, Class A, PO, 11/25/32	39,929
50,535	Series 2003-8, Class A, PO, 11/25/33	33,086
50,597	Series 2004-4, Class A, PO, 05/25/34	34,497
543,378	Series 2004-5, Class 2A2, 5.500%, 06/25/34	373,165
250,000	Series 2004-6, Class 2A5, PO, 07/25/34	122,332
184,486	Series 2004-6, Class A, PO, 07/25/34	117,408
289,581	Series 2004-7, Class 1A19, PO, 08/25/34	162,254
46,614	Series 2004-E, Class 2A5, VAR, 4.158%, 06/25/34	46,463
342,727	Series 2004-J, Class 3A1, VAR, 5.081%, 11/25/34	291,180
2,049,372	Series 2005-5, Class 1A26, IO, 5.500%, 06/25/35	135,418
	Bear Stearns Adjustable Rate Mortgage Trust,
210,443	Series 2003-7, Class 3A, VAR, 4.948%, 10/25/33 (i)	191,800
733,969	Series 2006-1, Class A1, VAR, 4.625%, 02/25/36	623,210
462,465	Citicorp Mortgage Securities, Inc., Series 2004-5, Class 2A5, 4.500%, 08/25/34	452,493
	Citigroup Mortgage Loan Trust, Inc.,
44,395	Series 2003-UP3, Class A3, 7.000%, 09/25/33	43,789
147,295	Series 2003-UST1, Class A1, 5.500%, 12/25/18	148,285
67,486	Series 2003-UST1, Class PO1, PO, 12/25/18	50,335
38,337	Series 2003-UST1, Class PO3, PO, 12/25/18	30,315
166,222	Series 2005-1, Class 2A1A, VAR, 4.055%, 04/25/35	88,201
	Countrywide Alternative Loan Trust,
186,488	Series 2002-8, Class A4, 6.500%, 07/25/32	174,909
73,169	Series 2003-J1, Class PO, PO, 10/25/33	42,839
1,544,468	Series 2004-2CB, Class 1A9, 5.750%, 03/25/34	866,284
200,000	Series 2004-18CB, Class 2A4, 5.700%, 09/25/34	184,883
221,430	Series 2005-5R, Class A1, 5.250%, 12/25/18	198,180
965,729	Series 2005-20CB, Class 3A8, IF, IO, 4.519%, 07/25/35	76,219
1,937,244	Series 2005-22T1, Class A2, IF, IO, 4.839%, 06/25/35	166,659
111,554	Series 2005-26CB, Class A10, IF, 12.631%, 07/25/35	111,797
1,181,600	Series 2005-28CB, Class 1A4, 5.500%, 08/25/35	837,979
600,000	Series 2005-54CB, Class 1A11, 5.500%, 11/25/35	428,312
1,845,945	Series 2005-J1, Class 1A4, IF, IO, 4.869%, 02/25/35	157,842
200,000	Series 2007-21CB, Class 1A5, 6.000%, 09/25/37	48,662
	Countrywide Home Loan Mortgage Pass-Through Trust,
471,488	Series 2003-26, Class 1A6, 3.500%, 08/25/33	384,319
74,470	Series 2003-34, Class A11, 5.250%, 09/25/33	72,775
186,364	Series 2003-44, Class A6, PO, 10/25/33	143,593
133,215	Series 2003-J7, Class 4A3, IF, 9.474%, 08/25/18	113,005
139,969	Series 2004-7, Class 2A1, VAR, 3.427%, 06/25/34	131,395
91,756	Series 2004-HYB1, Class 2A, VAR, 4.046%, 05/20/34	72,593
115,020	Series 2004-HYB3, Class 2A, VAR, 3.616%, 06/20/34	83,537
488,968	Series 2004-J8, Class 1A2, 4.750%, 11/25/19	486,523
96,058	Series 2004-J8, Class A, PO, 11/25/19	72,395
500,000	Series 2005-16, Class A23, 5.500%, 09/25/35	406,200
566,788	Series 2005-22, Class 2A1, VAR, 5.176%, 11/25/35	361,635
	CS First Boston Mortgage Securities Corp.,
26,959	Series 2004-5, Class 1A8, 6.000%, 09/25/34	27,026
87,408	Series 2004-5, Class 5P, PO, 08/25/19	64,703
321,970	First Horizon Alternative Mortgage Securities, Series 2005-FA8, Class 1A19, 5.500%, 11/25/35	207,092
	First Horizon Asset Securities, Inc.,
183,030	Series 2003-3, Class 1A4, 3.900%, 05/25/33	172,143
200,481	Series 2004-AR7, Class 2A1, VAR, 4.046%, 02/25/35	190,755

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   9

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
300,000	Series 2004-AR7, Class 2A2, VAR, 4.046%, 02/25/35	248,170
321,825	Series 2005-AR1, Class 2A2, VAR, 5.008%, 04/25/35	283,523
	GMAC Mortgage Corp. Loan Trust,
373,677	Series 2003-AR1, Class A4, VAR, 4.125%, 10/19/33	351,942
650,000	Series 2005-AR3, Class 3A4, VAR, 4.842%, 06/19/35	452,881
	GSR Mortgage Loan Trust,
502,065	Series 2004-6F, Class 1A2, 5.000%, 05/25/34	324,464
955,646	Series 2004-6F, Class 3A4, 6.500%, 05/25/34	870,981
308,015	Series 2004-10F, Class 2A1, 5.000%, 08/25/19	312,299
65,798	Series 2004-13F, Class 3A3, 6.000%, 11/25/34	38,428
2,443,540	Indymac Index Mortgage Loan Trust, Series 2005-AR11, Class A7, IO, VAR, 0.512%, 08/25/35	25,169
	MASTR Adjustable Rate Mortgages Trust,
219,858	Series 2004-13, Class 2A1, VAR, 3.023%, 04/21/34	205,446
1,100,000	Series 2004-13, Class 3A6, VAR, 3.096%, 11/21/34	1,076,943
	MASTR Alternative Loans Trust,
303,482	Series 2003-9, Class 8A1, 6.000%, 01/25/34	266,779
878,192	Series 2004-4, Class 10A1, 5.000%, 05/25/24	829,891
389,049	Series 2004-6, Class 7A1, 6.000%, 07/25/34	334,217
56,701	Series 2004-7, Class 30, PO, 08/25/34	28,854
364,164	Series 2004-8, Class 6A1, 5.500%, 09/25/19	348,687
462,892	Series 2004-10, Class 1A1, 4.500%, 09/25/19	429,767
	MASTR Asset Securitization Trust,
18,337	Series 2003-4, Class 2A2, 5.000%, 05/25/18	18,317
7,941	Series 2003-11, Class 6A2, 4.000%, 12/25/33	7,932
156,785	Series 2003-12, Class 15, PO, 12/25/18	119,492
222,915	Series 2004-6, Class 15, PO, 05/25/19	166,668
210,183	Series 2004-8, Class PO, PO, 08/25/19	157,821
386,847	Series 2004-10, Class 15, PO, 10/25/19	290,978
711,556	MASTR Resecuritization Trust, Series 2005-PO, Class 3, PO, 05/28/35 (e)	426,934
100,135	MortgageIT Trust, Series 2005-1, Class 1A1, VAR, 0.551%, 02/25/35	69,984
91,531	Nomura Asset Acceptance Corp., Series 2004-R2, Class A1, VAR, 6.500%, 10/25/34 (e)	85,153
795,529	PHH Alternative Mortgage Trust, Series 2007-2, Class 2X, IO, 6.000%, 05/25/37	110,119
	Residential Accredit Loans, Inc.,
189,508	Series 2002-QS8, Class A5, 6.250%, 06/25/17	191,403
850,533	Series 2003-QR19, Class CB4, 5.750%, 10/25/33	583,729
492,110	Series 2003-QS14, Class A1, 5.000%, 07/25/18	476,866
146,484	Series 2003-QS18, Class A1, 5.000%, 09/25/18	142,822
50,251	Series 2003-QS3, Class A2, IF, 15.991%, 02/25/18	49,117
165,747	Series 2003-QS3, Class A8, IF, IO, 7.369%, 02/25/18	17,930
380,113	Series 2003-QS9, Class A3, IF, IO, 7.319%, 05/25/18	44,899
60,383	Residential Asset Securitization Trust, Series 2003-A14, Class A1, 4.750%, 02/25/19	58,269
	Residential Funding Mortgage Securities I,
49,648	Series 2003-S11, Class A1, 2.500%, 06/25/18	49,413
51,029	Series 2003-S12, Class 4A5, 4.500%, 12/25/32	50,884
240,883	Series 2003-S7, Class A17, 4.000%, 05/25/33	223,970
237,729	Series 2005-SA4, Class 1A1, VAR, 3.754%, 09/25/35	175,093
11,787	SACO I, Inc. (Bear Stearns), Series 1997-2, Class 1A5, 7.000%, 08/25/36 (e) (i)	11,157
17,781	Salomon Brothers Mortgage Securities VII, Inc., Series 2003-UP2, Class PO1, PO, 12/25/18	12,653
400,000	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A4, VAR, 4.952%, 06/25/34	336,251
	Structured Asset Securities Corp.,
330,514	Series 2003-8, Class 1A2, 5.000%, 04/25/18	307,292
286,382	Series 2003-33H, Class 1A1, 5.500%, 10/25/33	274,943
218,081	Series 2004-20, Class 1A3, 5.250%, 11/25/34	213,596
69,746	Series 2005-6, Class 5A8, IF, 13.438%, 05/25/35	57,577
	WaMu Mortgage Pass-Through Certificates,
47,303	Series 2003-AR8, Class A, VAR, 2.851%, 08/25/33	43,869
823,419	Series 2003-S10, Class A5, 5.000%, 10/25/18	811,427
63,340	Series 2003-S10, Class A6, PO, 10/25/18	55,197
157,499	Series 2003-S11, Class 2A5, IF, 16.414%, 11/25/33	136,033
194,523	Series 2003-S4, Class 3A, 5.500%, 06/25/33	195,830
418,682	Series 2003-S8, Class A4, 4.500%, 09/25/18	406,229
87,274	Series 2004-AR3, Class A2, VAR, 3.136%, 06/25/34	80,413
237,308	Series 2004-AR14, Class A1, VAR, 2.875%, 01/25/35	221,637

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
617,770	Series 2004-S3, Class 2A3, IF, 18.202%, 07/25/34	633,158
	Washington Mutual Alternative Mortgage Pass-Through Certificates,
2,560,332	Series 2005-2, Class 1A4, IF, IO, 4.819%, 04/25/35	226,435
908,591	Series 2005-2, Class 2A3, IF, IO, 4.769%, 04/25/35	79,232
670,442	Series 2005-3, Class CX, IO, 5.500%, 05/25/35	92,358
800,000	Series 2005-4, Class CB7, 5.500%, 06/25/35	590,095
86,983	Series 2005-4, Class DP, PO, 06/25/20	58,568
252,843	Series 2005-6, Class 2A4, 5.500%, 08/25/35	202,572
52,512	Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-MS12, Class A, 6.500%, 05/25/32	49,380
	Wells Fargo Mortgage Backed Securities Trust,
131,669	Series 2003-8, Class A9, 4.500%, 08/25/18	130,146
61,722	Series 2003-11, Class 1A, PO, 10/25/18	47,764
663,000	Series 2003-11, Class 1A4, 4.750%, 10/25/18	625,793
199,317	Series 2003-15, Class 1A1, 4.750%, 12/25/18	200,314
182,001	Series 2003-K, Class 1A1, VAR, 4.471%, 11/25/33	178,821
364,002	Series 2003-K, Class 1A2, VAR, 4.471%, 11/25/33	357,643
217,572	Series 2004-7, Class 2A2, 5.000%, 07/25/19	221,597
196,599	Series 2004-EE, Class 3A1, VAR, 3.959%, 12/25/34	191,651
456,596	Series 2004-P, Class 2A1, VAR, 3.064%, 09/25/34	415,984
250,943	Series 2005-AR8, Class 2A1, VAR, 3.362%, 06/25/35	227,455
166,823	Series 2005-AR16, Class 2A1, VAR, 3.363%, 10/25/35	141,103
		29,431,288
	Total Collateralized Mortgage Obligations (Cost $133,808,017)	135,167,280
	Commercial Mortgage-Backed Securities — 1.4%
550,000	Banc of America Commercial Mortgage, Inc., Series 2005-6, Class ASB, VAR, 5.179%, 09/10/47	557,876
	Bear Stearns Commercial Mortgage Securities,
250,000	Series 2005-PWR8, Class A4, 4.674%, 06/11/41	239,151
250,000	Series 2005-PWR9, Class AAB, 4.804%, 09/11/42	252,880
360,000	Series 2006-PW11, Class A4, VAR, 5.455%, 03/11/39	351,875
150,559	Series 2006-PW14, Class A1, 5.044%, 12/11/38	154,433
95,535	Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A1, VAR, 5.725%, 03/15/49	97,972
565,000	Credit Suisse Mortgage Capital Certificates, Series 2006-C1, Class A4, VAR, 5.548%, 02/15/39	556,550
100,000	GMAC Commercial Mortgage Securities, Inc., Series 2006-C1, Class A4, VAR, 5.238%, 11/10/45	96,967
	LB-UBS Commercial Mortgage Trust,
75,000	Series 2005-C1, Class A4, 4.742%, 02/15/30	73,504
100,000	Series 2008-C1, Class A2, VAR, 6.149%, 04/15/41	92,563
330,000	Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class ASB, VAR, 4.674%, 06/12/43	333,400
	Morgan Stanley Capital I,
132,473	Series 2006-IQ12, Class A1, 5.257%, 12/15/43	135,379
49,971	Series 2006-T23, Class A1, 5.682%, 08/12/41	50,960
400,000	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3, VAR, 6.072%, 08/15/39	414,749
411,852	Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A2, 4.039%, 10/15/41	411,180
	Total Commercial Mortgage-Backed Securities (Cost $3,785,272)	3,819,439
	Corporate Bonds — 11.0%
	Consumer Discretionary — 0.6%
	Media — 0.5%
125,000	Comcast Cable Communications LLC, 7.125%, 06/15/13	140,462
335,000	Comcast Cable Holdings LLC, 9.800%, 02/01/12	379,155
	Comcast Corp.,
100,000	5.500%, 03/15/11	104,647
50,000	5.900%, 03/15/16	53,846
30,000	6.500%, 01/15/17	33,212
30,000	Cox Communications, Inc., 5.450%, 12/15/14	32,140
100,000	Historic TW, Inc., 9.150%, 02/01/23	120,683
150,000	News America, Inc., 7.300%, 04/30/28	157,067
50,000	Time Warner Cable, Inc., 7.300%, 07/01/38	55,431
	Time Warner Entertainment Co. LP,
50,000	8.375%, 03/15/23	59,230
150,000	10.150%, 05/01/12	172,621
50,000	Viacom, Inc., 6.250%, 04/30/16	54,494
		1,362,988

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   11

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Specialty Retail — 0.1%
70,000	Home Depot, Inc., 5.400%, 03/01/16	73,280
35,000	Staples, Inc., 9.750%, 01/15/14	42,646
		115,926
	Total Consumer Discretionary	1,478,914
	Consumer Staples — 0.3%
	Beverages — 0.1%
	Anheuser-Busch InBev Worldwide, Inc.,
50,000	7.200%, 01/15/14 (e)	56,708
25,000	7.750%, 01/15/19 (e)	29,270
50,000	Coca-Cola Enterprises, Inc., 8.500%, 02/01/12	56,288
95,000	Diageo Capital plc, (United Kingdom), 5.750%, 10/23/17	102,237
20,000	Diageo Finance BV, (Netherlands), 5.300%, 10/28/15	21,579
45,000	Dr Pepper Snapple Group, Inc., 6.820%, 05/01/18	50,482
15,000	FBG Finance Ltd., (Australia), 5.125%, 06/15/15 (e)	15,526
		332,090
	Food & Staples Retailing — 0.0% (g)
70,000	Wal-Mart Stores, Inc., 6.500%, 08/15/37	79,659
	Food Products — 0.1%
27,000	Bunge N.A. Finance LP, 5.900%, 04/01/17	26,728
50,000	Kellogg Co., 4.250%, 03/06/13	52,415
	Kraft Foods, Inc.,
165,000	6.125%, 02/01/18	173,504
100,000	6.875%, 02/01/38	104,938
		357,585
	Household Products — 0.1%
87,527	Procter & Gamble - ESOP, 9.360%, 01/01/21	106,738
	Total Consumer Staples	876,072
	Energy — 0.3%
	Oil, Gas & Consumable Fuels — 0.3%
100,000	Canadian Natural Resources Ltd., (Canada), 5.900%, 02/01/18	107,471
25,000	Cenovus Energy, Inc., (Canada), 5.700%, 10/15/19 (e)	26,077
	ConocoPhillips,
25,000	5.750%, 02/01/19	27,364
120,000	6.000%, 01/15/20	132,962
125,000	8.750%, 05/25/10	129,165
75,000	ConocoPhillips Canada Funding Co. I, (Canada), 5.625%, 10/15/16	81,360
150,000	Marathon Oil Corp., 6.000%, 10/01/17	158,670
60,000	Petro-Canada, (Canada), 6.800%, 05/15/38	66,138
45,000	Suncor Energy, Inc., (Canada), 6.850%, 06/01/39	49,577
95,000	XTO Energy, Inc., 5.750%, 12/15/13	105,682
	Total Energy	884,466
	Financials — 6.6%
	Capital Markets — 1.9%
55,000	Bank of New York Mellon Corp. (The), 4.600%, 01/15/20	53,757
80,000	Bear Stearns Cos., LLC (The), 5.700%, 11/15/14 (y)	88,027
	BlackRock, Inc.,
80,000	3.500%, 12/10/14	78,995
130,000	5.000%, 12/10/19	127,749
65,000	6.250%, 09/15/17	69,889
	Credit Suisse USA, Inc.,
50,000	4.875%, 01/15/15	52,356
150,000	5.500%, 08/15/13	162,953
500,000	6.125%, 11/15/11	539,192
	Goldman Sachs Group, Inc. (The),
375,000	4.750%, 07/15/13	392,339
55,000	5.150%, 01/15/14	58,182
150,000	5.250%, 10/15/13	159,302
100,000	5.500%, 11/15/14	106,735
150,000	5.950%, 01/18/18	158,396
75,000	5.950%, 01/15/27	72,130
100,000	6.250%, 09/01/17	107,241
80,000	6.750%, 10/01/37	82,231
200,000	6.875%, 01/15/11	212,085
75,000	7.500%, 02/15/19	87,435
110,000	Jefferies Group, Inc., 6.450%, 06/08/27	93,747
	Lehman Brothers Holdings, Inc.,
315,000	0.000%, 11/10/09 (d)	61,425
200,000	4.800%, 03/13/14 (d)	39,000
100,000	5.750%, 05/17/13 (d)	19,500
175,000	6.625%, 01/18/12 (d)	34,125
	Merrill Lynch & Co., Inc.,
100,000	4.790%, 08/04/10	102,067
120,000	5.450%, 07/15/14	125,402
30,000	6.050%, 08/15/12	32,137
244,000	6.150%, 04/25/13	261,118
110,000	6.400%, 08/28/17	115,762
90,000	6.875%, 04/25/18	96,969
	Morgan Stanley,
100,000	4.200%, 11/20/14	100,070
400,000	4.750%, 04/01/14	402,299
130,000	6.250%, 08/28/17	135,666

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Capital Markets — Continued
300,000	6.600%, 04/01/12	326,398
450,000	6.750%, 04/15/11	476,767
		5,031,446
	Commercial Banks — 1.1%
	Barclays Bank plc, (United Kingdom),
100,000	5.200%, 07/10/14	106,001
100,000	5.450%, 09/12/12	108,144
150,000	6.050%, 12/04/17 (e)	152,655
	BB&T Corp.,
50,000	3.375%, 09/25/13	50,394
50,000	4.900%, 06/30/17	48,677
75,000	Branch Banking & Trust Co., 4.875%, 01/15/13	78,823
350,000	Glitnir Banki HF, (Iceland), 0.000%, 10/15/08 (d) (e) (i)	73,500
250,000	Huntington National Bank (The), 8.000%, 04/01/10	250,762
35,000	Keycorp, 6.500%, 05/14/13	36,125
75,000	Marshall & Ilsley Corp., 5.350%, 04/01/11	74,455
20,000	National City Bank, VAR, 0.393%, 01/21/10	19,999
50,000	PNC Funding Corp., 5.250%, 11/15/15	51,418
50,000	Regions Financial Corp., 7.375%, 12/10/37	40,928
150,000	State Street Corp., 7.650%, 06/15/10	154,365
250,000	SunTrust Banks, Inc., 6.375%, 04/01/11	259,848
100,000	U.S. Bancorp, 7.500%, 06/01/26	108,496
100,000	UBS AG, (Switzerland), 5.750%, 04/25/18	101,801
	Wachovia Bank N.A.,
250,000	6.600%, 01/15/38	263,870
100,000	7.800%, 08/18/10	104,347
250,000	VAR, 0.584%, 03/15/16	224,311
150,000	Wachovia Corp., 5.500%, 05/01/13	159,350
200,000	Wells Fargo & Co., Series I, 3.750%, 10/01/14	199,411
	Westpac Banking Corp., (Australia),
65,000	4.200%, 02/27/15	66,071
121,000	4.875%, 11/19/19	119,427
		2,853,178
	Consumer Finance — 0.5%
50,000	American Express Credit Corp., Series C, 7.300%, 08/20/13	56,194
	Capital One Financial Corp.,
65,000	5.700%, 09/15/11	68,274
185,000	6.250%, 11/15/13	200,297
50,000	6.750%, 09/15/17	53,803
	HSBC Finance Corp.,
13,000	4.750%, 07/15/13	13,536
150,000	5.000%, 06/30/15	154,951
150,000	5.250%, 01/15/14	156,972
50,000	7.350%, 11/27/32	49,617
100,000	VAR, 0.534%, 01/15/14	93,843
	International Lease Finance Corp.,
40,000	5.875%, 05/01/13	31,795
200,000	VAR, 0.482%, 05/24/10	194,448
20,000	John Deere Capital Corp., 4.500%, 04/03/13	20,997
	SLM Corp.,
150,000	4.000%, 01/15/10	149,955
100,000	5.375%, 01/15/13	94,333
100,000	Washington Mutual Finance Corp., 6.875%, 05/15/11	105,072
		1,444,087
	Diversified Financial Services — 2.5%
60,000	Allstate Life Global Funding Trusts, 5.375%, 04/30/13	64,048
300,000	ASIF Global Financing XIX, 4.900%, 01/17/13 (e)	276,076
150,000	BA Covered Bond Issuer, 5.500%, 06/14/12 (e)	160,029
	Bank of America Corp.,
115,000	5.650%, 05/01/18	116,795
205,000	5.750%, 12/01/17	209,924
50,000	6.500%, 08/01/16	53,766
200,000	7.375%, 05/15/14	226,943
150,000	7.625%, 06/01/19	173,527
300,000	7.800%, 02/15/10	302,239
	Caterpillar Financial Services Corp.,
80,000	5.450%, 04/15/18	83,326
100,000	6.200%, 09/30/13	111,435
100,000	7.050%, 10/01/18	114,471
50,000	7.150%, 02/15/19	57,819
	Citigroup, Inc.,
150,000	4.700%, 05/29/15	145,540
55,000	5.500%, 04/11/13	57,022
150,000	5.500%, 10/15/14	151,880
300,000	5.625%, 08/27/12	308,570
185,000	6.000%, 08/15/17	184,929
100,000	8.125%, 07/15/39	112,865
45,000	8.500%, 05/22/19	51,964
	CME Group, Inc.,
50,000	5.400%, 08/01/13	53,961
50,000	5.750%, 02/15/14	54,688
	General Electric Capital Corp.,
200,000	4.800%, 05/01/13	209,054
100,000	5.250%, 10/19/12	106,422
400,000	5.625%, 05/01/18	409,896
390,000	5.875%, 02/15/12	417,836

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   13

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Diversified Financial Services — Continued
100,000	5.875%, 01/14/38	92,589
115,000	5.900%, 05/13/14	124,323
110,000	6.000%, 06/15/12	118,570
200,000	6.750%, 03/15/32	203,913
500,000	7.375%, 01/19/10	501,617
165,000	Genworth Global Funding Trusts, 5.200%, 10/08/10	169,347
100,000	John Hancock Global Funding II, 7.900%, 07/02/10 (e)	103,150
200,000	MassMutual Global Funding II, 3.500%, 03/15/10 (e)	200,644
50,000	National Rural Utilities Cooperative Finance Corp., 2.625%, 09/16/12	50,310
250,000	New York Life Global Funding, 5.375%, 09/15/13 (e)	271,022
400,000	Principal Life Global Funding I, 6.250%, 02/15/12 (e)	420,011
		6,470,521
	FDIC Guaranteed Securities † — 0.0% (g)
105,000	Goldman Sachs Group, Inc. (The), 3.250%, 06/15/12	109,088
	Insurance — 0.4%
130,000	American International Group, Inc., 4.250%, 05/15/13	120,082
200,000	Jackson National Life Global Funding, 6.125%, 05/30/12 (e)	211,725
70,000	Liberty Mutual Group, Inc., 7.500%, 08/15/36 (e)	64,088
	Metropolitan Life Global Funding I,
100,000	2.875%, 09/17/12 (e)	100,785
100,000	5.200%, 09/18/13 (e)	104,638
100,000	Nationwide Financial Services, 6.250%, 11/15/11	103,569
80,000	Principal Life Income Funding Trusts, 5.300%, 04/24/13	84,472
200,000	Protective Life Secured Trusts, 4.000%, 04/01/11	203,338
25,000	Travelers Cos, Inc. (The), 5.800%, 05/15/18	26,643
		1,019,340
	Real Estate Investment Trusts (REITs) — 0.1%
100,000	HRPT Properties Trust, 6.650%, 01/15/18	91,704
	Simon Property Group LP,
50,000	5.625%, 08/15/14	51,497
45,000	6.100%, 05/01/16	45,924
30,000	6.750%, 05/15/14	31,971
68,000	WEA Finance LLC/WT Finance Ltd., 6.750%, 09/02/19 (e)	73,014
		294,110
	Thrifts & Mortgage Finance — 0.1%
250,000	Countrywide Home Loans, Inc., 4.000%, 03/22/11	255,323
	Total Financials	17,477,093
	Health Care — 0.1%
	Biotechnology — 0.0% (g)
40,000	Amgen, Inc., 5.700%, 02/01/19	42,894
	Health Care Equipment & Supplies — 0.0% (g)
10,000	Baxter International, Inc., 4.000%, 03/01/14	10,312
	Health Care Providers & Services — 0.0% (g)
	WellPoint, Inc.,
13,000	5.875%, 06/15/17	13,393
9,000	7.000%, 02/15/19	10,066
		23,459
	Pharmaceuticals — 0.1%
35,000	AstraZeneca plc, (United Kingdom), 5.400%, 06/01/14	38,374
50,000	GlaxoSmithKline Capital, Inc., 4.375%, 04/15/14	52,451
80,000	Novartis Capital Corp., 4.125%, 02/10/14	84,094
		174,919
	Total Health Care	251,584
	Industrials — 0.3%
	Aerospace & Defense — 0.1%
135,000	Northrop Grumman Systems Corp., 7.125%, 02/15/11	142,908
33,612	Systems 2001 AT LLC, (Cayman Islands), 7.156%, 12/15/11 (e)	35,009
		177,917
	Air Freight & Logistics — 0.0% (g)
50,000	United Parcel Service, Inc., 5.500%, 01/15/18	53,895
	Commercial Services & Supplies — 0.0% (g)
55,000	Allied Waste North America, Inc., 6.875%, 06/01/17	58,369
	Industrial Conglomerates — 0.1%
	General Electric Co.,
250,000	5.000%, 02/01/13	264,490
65,000	5.250%, 12/06/17	66,421
		330,911

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Machinery — 0.0% (g)
25,000	Parker Hannifin Corp., 5.500%, 05/15/18	26,337
	Road & Rail — 0.1%
150,000	Burlington Northern Santa Fe Corp., 7.125%, 12/15/10	159,203
25,000	CSX Corp., 7.375%, 02/01/19	28,560
		187,763
	Total Industrials	835,192
	Information Technology — 0.2%
	Communications Equipment — 0.0% (g)
	Cisco Systems, Inc.,
80,000	5.500%, 02/22/16	87,832
25,000	5.900%, 02/15/39	25,277
		113,109
	Computers & Peripherals — 0.1%
25,000	Dell, Inc., 7.100%, 04/15/28	27,036
	Hewlett-Packard Co.,
85,000	2.950%, 08/15/12	86,739
75,000	4.750%, 06/02/14	80,089
50,000	International Business Machines Corp., 6.220%, 08/01/27	52,917
		246,781
	Software — 0.1%
	Oracle Corp.,
50,000	5.250%, 01/15/16	53,993
50,000	5.750%, 04/15/18	54,059
30,000	6.500%, 04/15/38	32,943
		140,995
	Total Information Technology	500,885
	Materials — 0.3%
	Chemicals — 0.2%
	Dow Chemical Co. (The),
110,000	6.000%, 10/01/12	118,328
150,000	6.125%, 02/01/11	156,370
30,000	7.375%, 11/01/29	32,756
80,000	Monsanto Co., 7.375%, 08/15/12	90,679
50,000	Potash Corp. of Saskatchewan, Inc., (Canada), 4.875%, 03/01/13	52,809
90,000	Praxair, Inc., 5.250%, 11/15/14	98,290
		549,232
	Metals & Mining — 0.1%
100,000	Alcoa, Inc., 5.550%, 02/01/17	99,431
40,000	BHP Billiton Finance USA Ltd., (Australia), 5.400%, 03/29/17	42,855
		142,286
	Total Materials	691,518
	Telecommunication Services — 1.3%
	Diversified Telecommunication Services — 1.2%
180,000	AT&T Corp., 8.000%, 11/15/31	219,693
	AT&T, Inc.,
125,000	4.950%, 01/15/13	133,360
50,000	5.500%, 02/01/18	52,171
70,000	5.600%, 05/15/18	73,357
70,000	5.800%, 02/15/19	74,617
45,000	6.300%, 01/15/38	45,708
100,000	BellSouth Corp., 5.200%, 09/15/14	107,099
262,326	Bellsouth Telecommunications, Inc., 6.300%, 12/15/15	278,637
400,000	British Telecommunications plc, (United Kingdom), 9.125%, 12/15/10	428,528
180,000	France Telecom S.A., (France), 7.750%, 03/01/11	192,919
	Telecom Italia Capital S.A., (Luxembourg),
50,000	4.950%, 09/30/14	51,824
130,000	5.250%, 11/15/13	136,733
	Telefonica Emisiones S.A.U., (Spain),
100,000	5.855%, 02/04/13	108,046
25,000	5.877%, 07/15/19	26,796
81,000	TELUS Corp., (Canada), 8.000%, 06/01/11	87,691
90,000	Verizon Communications, Inc., 6.400%, 02/15/38	94,087
650,000	Verizon Global Funding Corp., 7.250%, 12/01/10	686,905
150,000	Verizon Maryland, Inc., 7.150%, 05/01/23	152,620
100,000	Verizon Pennsylvania, Inc., 8.350%, 12/15/30	110,243
100,000	Verizon Virginia, Inc., 4.625%, 03/15/13	103,846
		3,164,880
	Wireless Telecommunication Services — 0.1%
150,000	New Cingular Wireless Services, Inc., 7.875%, 03/01/11	161,159
	Rogers Communications, Inc., (Canada),
70,000	6.375%, 03/01/14	77,504
50,000	6.800%, 08/15/18	55,996
50,000	Vodafone Group plc, (United Kingdom), 5.000%, 09/15/15	52,408
		347,067
	Total Telecommunication Services	3,511,947

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   15

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Utilities — 1.0%
	Electric Utilities — 0.6%
25,000	Alabama Power Co., 6.125%, 05/15/38	26,700
	Carolina Power & Light Co.,
100,000	5.125%, 09/15/13	107,033
25,000	5.300%, 01/15/19	26,106
100,000	CenterPoint Energy Houston Electric LLC, 5.750%, 01/15/14	107,627
40,000	Columbus Southern Power Co., 6.050%, 05/01/18	42,150
60,000	Duke Energy Indiana, Inc., 6.350%, 08/15/38	65,548
	Florida Power & Light Co.,
30,000	5.950%, 10/01/33	31,403
30,000	5.950%, 02/01/38	31,515
25,000	Georgia Power Co., 5.950%, 02/01/39	26,096
40,000	Niagara Mohawk Power Corp., 4.881%, 08/15/19 (e)	39,659
	Nisource Finance Corp.,
50,000	7.875%, 11/15/10	52,418
50,000	10.750%, 03/15/16	61,609
	Oncor Electric Delivery Co. LLC,
15,000	5.950%, 09/01/13	16,093
30,000	6.800%, 09/01/18	33,324
75,000	Pacific Gas & Electric Co., 5.625%, 11/30/17	80,076
75,000	Potomac Electric Power Co., 6.500%, 11/15/37	82,304
65,000	PSEG Power LLC, 7.750%, 04/15/11	69,553
175,000	Public Service Co. of Oklahoma, 6.625%, 11/15/37	183,806
	Public Service Electric & Gas Co.,
28,000	5.375%, 11/01/39	27,125
25,000	6.330%, 11/01/13	27,845
30,000	Southwestern Public Service Co., 8.750%, 12/01/18	36,568
	Spectra Energy Capital LLC,
45,000	7.500%, 09/15/38	49,821
50,000	8.000%, 10/01/19	58,516
	Virginia Electric and Power Co.,
140,000	5.100%, 11/30/12	151,199
50,000	5.400%, 04/30/18	52,408
70,000	5.950%, 09/15/17	75,856
70,000	6.350%, 11/30/37	76,407
		1,638,765
	Gas Utilities — 0.1%
25,000	CenterPoint Energy Resources Corp., 6.125%, 11/01/17	25,831
80,000	KeySpan Gas East Corp., 7.875%, 02/01/10	80,440
100,000	NGPL PipeCo LLC, 7.119%, 12/15/17 (e)	110,347
	TransCanada Pipelines Ltd., (Canada),
50,000	4.000%, 06/15/13	51,222
50,000	6.500%, 08/15/18	55,773
		323,613
	Multi-Utilities — 0.2%
	Duke Energy Carolinas LLC,
75,000	5.100%, 04/15/18	77,588
75,000	5.625%, 11/30/12	81,878
75,000	Duke Energy Corp., 6.250%, 01/15/12	81,084
50,000	KCP&L Greater Missouri Operations Co., 11.875%, 07/01/12	57,898
	Sempra Energy,
100,000	6.500%, 06/01/16	108,451
40,000	8.900%, 11/15/13	46,485
		453,384
	Water Utilities — 0.1%
100,000	American Water Capital Corp., 6.085%, 10/15/17	104,491
	Total Utilities	2,520,253
	Total Corporate Bonds (Cost $28,612,031)	29,027,924
	Foreign Government Security — 0.0% (g)
100,000	United Mexican States, (Mexico), 6.625%, 03/03/15 (Cost $101,550)	111,000
	Mortgage Pass-Through Securities — 8.3%
	Federal Home Loan Mortgage Corp.,
129,915	ARM, 3.191%, 01/01/27	132,195
37,926	ARM, 3.218%, 04/01/30	38,845
218,950	ARM, 3.653%, 04/01/34	225,411
196,902	ARM, 4.604%, 03/01/35	203,322
301,826	ARM, 5.931%, 01/01/37	320,881
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
79,171	4.500%, 08/01/18	82,446
170,319	5.000%, 12/01/13 – 04/01/14	176,345
40,173	5.500%, 03/01/14	42,714
16,825	6.000%, 04/01/14	17,981
416,987	6.500%, 06/01/14 – 02/01/19	449,771
153,449	7.000%, 02/01/11 – 01/01/17	162,050
155	7.500%, 09/01/10	158
24,056	8.500%, 11/01/15	27,452
166	9.000%, 06/01/10	168
	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
90,870	6.000%, 12/01/22	97,877

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Mortgage Pass-Through Securities — Continued
163,214	6.500%, 11/01/22	177,567
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
847,368	5.000%, 02/01/36 – 06/01/38	870,311
231,399	5.500%, 10/01/33	243,499
945,076	6.000%, 04/01/26 – 02/01/39	1,004,676
969,462	6.500%, 11/01/25 – 11/01/34	1,047,233
159,496	7.000%, 04/01/35	175,597
11,665	8.500%, 07/01/28	13,409
177,816	Federal Home Loan Mortgage Corp. Gold Pools, Other, 7.000%, 07/01/29	189,976
	Federal Home Loan Mortgage Corp., 30 Year, Single Family,
47,604	10.000%, 01/01/20 – 09/01/20	54,326
3,022	12.000%, 07/01/19	3,496
	Federal National Mortgage Association,
637,915	ARM, 2.204%, 01/01/35	648,935
203,166	ARM, 2.729%, 07/01/33	206,988
3,779	ARM, 2.865%, 03/01/19	3,804
65,668	ARM, 3.144%, 04/01/34	67,675
166,723	ARM, 3.263%, 01/01/34	171,226
173,527	ARM, 3.561%, 10/01/34	179,226
237,393	ARM, 3.801%, 05/01/35	246,382
11,486	ARM, 3.925%, 03/01/29	11,870
379,550	ARM, 4.217%, 08/01/34	392,885
161,554	ARM, 4.317%, 04/01/33	162,246
	Federal National Mortgage Association, 15 Year, Single Family,
516,138	3.500%, 09/01/18 – 06/01/19	506,036
73,939	4.000%, 07/01/18	75,818
739,188	4.500%, 07/01/18 – 05/01/23	763,385
52,269	5.000%, 06/01/18	55,068
651,939	5.500%, 04/01/22	690,830
511,483	6.000%, 04/01/13 – 09/01/22	546,922
162,738	6.500%, 11/01/11 – 08/01/20	175,100
94,664	8.000%, 11/01/12 – 01/01/16	99,978
	Federal National Mortgage Association, 20 Year, Single Family,
222,278	4.500%, 01/01/25	226,638
962,298	5.000%, 11/01/23	999,722
286,056	6.500%, 03/01/19 – 12/01/22	311,416
	Federal National Mortgage Association, 30 Year, FHA/VA,
87,875	8.500%, 10/01/26 – 06/01/30	101,013
99,329	9.000%, 04/01/25	114,146
	Federal National Mortgage Association, 30 Year, Single Family,
353,372	3.000%, 09/01/31	332,435
582,003	4.500%, 04/01/38 – 05/01/39	581,556
547,904	5.000%, 09/01/35	563,342
958,203	5.500%, 01/01/38 – 06/01/38	1,004,117
275,679	6.000%, 01/01/29 – 03/01/33	296,243
1,803,613	6.500%, 09/01/25 – 11/01/36	1,938,224
5,968	7.000%, 08/01/32	6,591
50,211	7.500%, 03/01/30 – 08/01/30	56,659
217,856	8.000%, 03/01/27 – 11/01/28	250,031
	Federal National Mortgage Association, Other,
214,876	4.000%, 09/01/13	219,956
310,372	4.500%, 11/01/14	319,667
149,678	5.500%, 09/01/33	157,317
197,525	6.000%, 09/01/28	211,106
426,962	6.500%, 10/01/35	456,683
48,604	7.500%, 02/01/13	52,442
	Government National Mortgage Association II, 30 Year, Single Family,
6,328	7.500%, 12/20/26	7,089
124,337	8.000%, 11/20/26 – 01/20/27	142,153
4,076	8.500%, 05/20/25	4,686
1,106,337	Government National Mortgage Association II, Other,
	ARM, 3.500%, 07/20/34 – 09/20/34	1,138,603
33,988	Government National Mortgage Association, 15 Year, Single Family, 8.000%, 01/15/16	36,814
	Government National Mortgage Association, 30 Year, Single Family,
334,215	6.000%, 05/15/37 – 10/15/38	353,541
470,103	6.500%, 03/15/28 – 12/15/38	500,643
60,321	7.000%, 12/15/25 – 06/15/33	67,325
27,777	7.500%, 05/15/23 – 09/15/28	31,266
45,516	8.000%, 09/15/22 – 05/15/28	52,253
11,334	9.000%, 11/15/24	12,871
401,547	9.500%, 10/15/24	479,688
	Total Mortgage Pass-Through Securities (Cost $21,046,666)	21,788,316
	Municipal Bond — 0.1%
	Illinois — 0.1%
160,000	State of Illinois, Taxable Pension, Series 2003 , GO, 5.100%, 06/01/33 (Cost $160,000)	133,739
	Supranational — 0.0% (g)
50,000	Corp. Andina de Fomento, (Supranational), 5.200%, 05/21/13 (Cost $49,917)	52,287

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   17

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	U.S. Government Agency Securities — 8.5%
	Federal Home Loan Mortgage Corp.,
1,255,000	2.500%, 04/23/14	1,254,266
30,000	4.875%, 06/13/18	32,090
125,000	5.125%, 10/18/16	136,893
	Federal National Mortgage Association,
3,000,000	Zero Coupon, 10/09/19	1,629,000
495,000	2.750%, 03/13/14	499,204
150,000	4.875%, 12/15/16	162,279
6,000,000	Federal National Mortgage Association Interest STRIPS, Zero Coupon, 09/23/20	3,524,952
630,000	Federal National Mortgage Association STRIPS, Zero Coupon, 03/23/28	230,563
	Financing Corp., Principal STRIPS,
8,000,000	12/06/18	5,295,656
2,000,000	11/02/18	1,332,826
4,000,000	Residual Funding Corp., Principal STRIPS, 07/15/20	2,441,452
	Resolution Funding Corp., Interest STRIPS,
1,000,000	Zero Coupon, 10/15/17	723,451
2,000,000	Zero Coupon, 01/15/20	1,258,918
5,000,000	Tennessee Valley Authority STRIPS, Zero Coupon, 07/15/16	3,825,305
	Total U.S. Government Agency Securities (Cost $20,171,404)	22,346,855
	U.S. Treasury Obligations — 15.7%
	U.S. Treasury Bonds,
415,000	4.375%, 02/15/38	398,400
75,000	4.500%, 05/15/38	73,441
230,000	5.000%, 05/15/37	244,267
10,000	6.375%, 08/15/27	12,212
150,000	6.750%, 08/15/26	189,258
80,000	7.250%, 08/15/22	103,638
2,090,000	8.875%, 08/15/17	2,848,931
560,000	9.250%, 02/15/16	754,294
	U.S. Treasury Bonds STRIPS,
2,500,000	08/15/14	2,216,500
2,000,000	11/15/14	1,752,738
1,750,000	02/15/15	1,516,846
500,000	05/15/15	428,142
180,000	08/15/15	152,160
570,000	08/15/15	481,601
4,715,000	11/15/15	3,928,038
3,300,000	02/15/16 (m)	2,704,353
1,615,000	05/15/16	1,305,558
1,925,000	08/15/16	1,535,411
2,900,000	11/15/16	2,280,450
675,000	02/15/17	523,896
3,625,000	05/15/17 (c)	2,783,351
2,900,000	11/15/17	2,149,935
280,000	02/15/19	194,176
270,000	02/15/19	187,592
10,000,000	05/15/20	6,455,690
300,000	U.S. Treasury Inflation Indexed Bonds, 3.625%, 04/15/28	495,607
170,000	U.S. Treasury Inflation Indexed Notes, 1.375%, 07/15/18	170,770
	U.S. Treasury Notes,
2,150,000	1.375%, 05/15/12	2,150,000
10,000	1.500%, 12/31/13	9,737
465,000	1.750%, 01/31/14	456,172
40,000	2.000%, 11/30/13	39,787
1,770,000	2.750%, 07/31/10	1,795,237
130,000	2.750%, 10/31/13	133,138
195,000	2.750%, 02/15/19	179,522
50,000	3.125%, 08/31/13	51,957
185,000	3.125%, 09/30/13	192,270
50,000	3.500%, 02/15/18	49,590
495,000	3.750%, 11/15/18	494,961
20,000	4.000%, 08/15/18	20,427
	Total U.S. Treasury Obligations (Cost $38,998,527)	41,460,053

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.3%
	Investment Company — 2.3%
6,166,307	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (Cost $6,166,307)	6,166,307
Investments of Cash Collateral for Securities on Loan — 1.1%
	Investment Company — 1.1%
2,860,200	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $2,860,200)	2,860,200
	Total Investments — 100.6% (Cost $258,362,868)	265,257,833
	Liabilities in Excess of Other Assets — (0.6)%	(1,681,177)
	NET ASSETS — 100.0%	$263,576,656

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009

ARM—	Adjustable Rate Mortgage

CMO—	Collateralized Mortgage Obligation

ESOP—	Employee Stock Ownership Program

FHA—	Federal Housing Administration

GO—	General Obligation

HB—	High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.

IF—	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of December 31, 2009. The rate may be subject to a cap and floor.

IO—	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

PO—	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

REMICS—	Real Estate Mortgage Investment Conduits

STRIPS—	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

VA—	Veterans Administration

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of December 31, 2009.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(d)—	Defaulted Security.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)—	Amount rounds to less than 0.1%.

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(l)—	The rate shown is the current yield as of December 31, 2009.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(y)—	Affiliated issuer. Security was purchased prior to its affiliation with JPMorgan Chase & Co.

†—	Securities are guaranteed by the Federal Deposit Insurance Corporation (FDIC) under its Temporary Liquidity Guarantee Program (TLGP). Under this program, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest. The expiration of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   19

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2009

Core Bond Portfolio
ASSETS:
Investments in non-affiliates, at value	$256,143,299
Investments in affiliates, at value	9,114,534
Total investment securities, at value	265,257,833
Cash	19,243
Receivables:
Investment securities sold	15,922
Portfolio shares sold	56,123
Interest and dividends	1,406,747
Securities lending income	502
Total Assets	266,756,370

LIABILITIES:
Payables:
Investment securities purchased	51,622
Collateral for securities lending program	2,860,200
Portfolio shares redeemed	58,264
Accrued liabilities:
Investment advisory fees	86,507
Administration fees	23,960
Distribution fees	4
Custodian and accounting fees	20,814
Trustees’ and Chief Compliance Officer’s fees	400
Other	77,943
Total Liabilities	3,179,714
Net Assets	$263,576,656

NET ASSETS:
Paid in capital	$254,540,278
Accumulated undistributed (distributions in excess of) net investment income	10,396,189
Accumulated net realized gains (losses)	(8,254,776)
Net unrealized appreciation (depreciation)	6,894,965
Total Net Assets	$263,576,656

Net assets:
Class 1	$263,558,623
Class 2	18,033
Total	$263,576,656

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value):
Class 1	23,983,920
Class 2	1,644

Net asset value, offering and redemption price per share:
Class 1	$10.99
Class 2	10.97

Cost of investments in non-affiliates	$249,255,655
Cost of investments in affiliates	9,107,213
Value of securities on loan	2,783,348

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009

Core Bond Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$14,033,750
Interest income from affiliates	15,755
Dividend income from affiliates	27,913
Income from securities lending (net)	47,943
Total investment income	14,125,361

EXPENSES:
Investment advisory fees	906,604
Administration fees	232,738
Distribution fees — Class 2	43
Custodian and accounting fees	65,613
Interest expense to affiliates	484
Professional fees	72,927
Trustees’ and Chief Compliance Officer’s fees	2,267
Printing and mailing costs	95,271
Transfer agent fees	15,359
Other	123,787
Total expenses	1,515,093
Less amounts waived	(165,716)
Less earnings credits	(13)
Net expenses	1,349,364
Net investment income (loss)	12,775,997

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,875,084
Investments in affiliates	22,344
Net realized gain (loss)	1,897,428
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	5,921,596
Investments in affiliates	(158)
Change in net unrealized appreciation (depreciation)	5,921,438
Net realized/unrealized gains (losses)	7,818,866
Change in net assets resulting from operations	$20,594,863

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   21

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Core Bond Portfolio
	Year Ended 12/31/2009	Year Ended 12/31/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$12,775,997	$8,706,016
Net realized gain (loss)	1,897,428	658,501
Change in net unrealized appreciation (depreciation)	5,921,438	(7,124,491)
Change in net assets resulting from operations	20,594,863	2,240,026

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(11,227,796)	(9,898,971)
Class 2
From net investment income	(1,375)	(857)
Total distributions to shareholders	(11,229,171)	(9,899,828)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	108,389,117	(38,296,723)

NET ASSETS :
Change in net assets	117,754,809	(45,956,525)
Beginning of period	145,821,847	191,778,372
End of period	$263,576,656	$145,821,847
Accumulated undistributed (distributions in excess of) net investment income	$10,396,189	$8,697,344

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$25,667,934	$15,589,934
Net assets acquired in tax-free reorganization (See Note 8)	136,857,605	—
Dividends and distributions reinvested	11,227,796	9,898,971
Cost of shares redeemed	(65,365,593)	(63,786,407)
Change in net assets from Class 1 capital transactions	$108,387,742	$(38,297,502)
Class 2
Proceeds from shares issued	$—	$857
Dividends and distributions reinvested	1,375	—
Cost of shares redeemed	—	(78)
Change in net assets from Class 2 capital transactions	$1,375	$779
Total change in net assets from capital transactions	$108,389,117	$(38,296,723)

SHARE TRANSACTIONS:
Class 1
Issued	2,395,142	1,393,709
Shares issued in connection with Portfolio reorganization (See Note 8)	13,237,675	—
Reinvested	1,087,965	899,907
Redeemed	(6,063,725)	(5,774,883)
Change in Class 1 Shares	10,657,057	(3,481,267)
Class 2
Issued	—	78
Reinvested	133	—
Redeemed	—	(7)
Change in Class 2 Shares	133	71

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   23

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Core Bond Portfolio
Class 1
Year Ended December 31, 2009	$10.94	$0.61	(e)	$0.38	$0.99	$(0.94)
Year Ended December 31, 2008	11.41	0.56	(e)	(0.41)	0.15	(0.62)
Year Ended December 31, 2007	11.30	0.51	(e)	0.17	0.68	(0.57)
Year Ended December 31, 2006	11.26	0.54		(0.08)	0.46	(0.42)
Year Ended December 31, 2005	11.45	0.40		(0.14)	0.26	(0.45)

Class 2
Year Ended December 31, 2009	10.92	0.59	(e)	0.37	0.96	(0.91)
Year Ended December 31, 2008	11.38	0.54	(e)	(0.41)	0.13	(0.59)
Year Ended December 31, 2007	11.29	0.49	(e)	0.16	0.65	(0.56)
August 16, 2006 (f) through December 31, 2006	11.00	0.18		0.11	0.29	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$10.99	9.65%	$263,559	0.59%	5.63%	0.67%	17%
10.94	1.31	145,805	0.60	5.04	0.63	3
11.41	6.21	191,762	0.60	4.62	0.65	4
11.30	4.23	252,140	0.65	4.52	0.70	13
11.26	2.39	327,339	0.74	4.54	0.79	17

10.97	9.32	18	0.84	5.47	0.92	17
10.92	1.15	17	0.85	4.83	0.87	3
11.38	5.93	16	0.85	4.36	0.91	4
11.29	2.64	15	0.84	4.29	0.87	13

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   25

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Core Bond Portfolio	Class 1 and Class 2	Diversified

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan or administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•  Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities #	$9,026,507	$256,231,326	$—	$265,257,833

#	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the Schedule of Portfolio Investments (“SOI”). Level 1 consists of an Investment Company held as a short-term investment and an Investment Company held as investments of cash collateral for securities on loan. Please refer to the SOI for industry specifics of the portfolio holdings.

26   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

B.  Restricted and Illiquid Securities — The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of December 31, 2009:

Value	Percentage
$309,428	0.12%

C.  Transactions with Affiliates — An issuer which is under common control with the Portfolio may be considered to be an affiliate. For the purposes of the report, the Portfolio assumes the following to be affiliated issuers:

	For the year ended December 31, 2009
Affiliate	Value at December 31, 2008	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend/ Interest Income	Shares/ Principal Amount ($) at December 31, 2009	Value at December 31, 2009
Bear Stearns Cos., LLC (The), 5.700%, 11/15/14 *	$97,630	$—	$19,000	$(1,202)	$4,622	$80,000	$88,027
Bear Stearns Cos., LLC (The), 6.400%, 10/02/17 *	259,795	—	272,523	23,546	11,133	—	—
JPMorgan Government Money Market Fund, Institutional Class Shares	—	1,325,535	1,325,535	—	762	—	—
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	—	65,561,084	59,394,777	—	22,717	6,166,307	6,166,307
JPMorgan Prime Money Market Fund, Institutional Class Shares	—	7,563,349	7,563,349	—	4,434	—	—
JPMorgan Prime Money Market Fund, Capital Shares**	8,193,584	54,488,731	59,822,115	—	42,752	2,860,200	2,860,200
Total	$8,551,009			$22,344	$86,420		$9,114,534

*	Security was purchased prior to its affiliation with JPMorgan Chase & Co.

**	Represents investment of cash collateral related to securities on loan, as described in Note 2.D. Dividend income earned from this investment is included in, and represents a significant portion of, Income from securities lending (net) in the Statement of Operations.

D.  Securities Lending — The Portfolio may lend securities to brokers approved by its advisor in order to generate additional income. JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, serves as lending agent for the Portfolio pursuant to a Securities Lending Agreement (“Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in approved instruments (“collateral investments”), in accordance with investment guidelines. Upon termination of the loan, the Portfolio is required to return to the borrower the posted cash collateral. Loans are subject to termination by the Portfolio or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments, net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statement of Operations. The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as dividend or interest income, respectively, on the Statement of Operations. For the year ended December 31, 2009, the Portfolio earned $42,752 from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities, plus accrued interest, and 105% of the value of loaned non-U.S. securities, plus accrued interest. Although JPMCB has agreed to maintain collateral from borrowers equal to at least 102% and 105% of the value of loaned U.S. and international securities, respectively, due to market volatility coupled with provisions in the Securities Lending Agreement, collateral amounts may fall below these levels. The Securities Lending Agreement, however, requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 100% of the value of loaned securities.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   27

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (continued)

The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of cash collateral investments are disclosed in the Schedule of Portfolio Investments. At December 31, 2009, the value of outstanding securities on loan and the value of collateral investments were as follows:

Value of Securities on Loan	Cash Collateral Posted by Borrower	Total Value of Collateral Investments
$2,783,348	$2,860,200	$2,860,200

The Portfolio bears the risk of loss associated with the investment of the cash collateral and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted, when the Advisor does not believe that it is prudent to sell the cash collateral investments to fund this liability.

Securities lending involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, JPMCB has agreed to indemnify the Portfolio from losses resulting from a borrower failure to return a loaned security.

The Portfolio invests cash collateral amounts received from borrowers in JPMorgan Prime Money Market Fund — Capital Shares. The Advisor of the Portfolio waived fees associated with the Portfolio’s investment in JPMorgan Prime Money Market Fund in the amount of $4,539. This amount offsets the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Portfolio’s investment in such fund. A portion of the waiver is voluntary.

Under the Securities Lending Agreement, JPMCB is entitled to a fee paid monthly in arrears equal to: (i) 0.03% of the average dollar value of loans of U.S. securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-U.S. securities outstanding during a given month.

The Portfolio incurred lending agent fees to JPMCB for the year ended December 31, 2009 in the amount of $1,803.

E.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

Purchases of to be announced (“TBA”), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Portfolio’s policy to reserve assets with a current value at least equal to the amount of its TBA, when-issued or delayed delivery purchase commitments.

F.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

G.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Portfolio’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

28   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

The following amounts were reclassified within the capital accounts:

Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$8,225,437	$152,019	$(8,377,456)

The reclassifications for the Portfolio relate primarily to capital loss carryforwards from Target Portfolios.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.40%.

Effective January 1, 2010, the investment advisory business of JPMIA was transferred to J.P. Morgan Investment Management Inc. (“JPMIM”) and JPMIM became the investment advisor for the Portfolio, assuming all rights and responsibilities of JPMIA with respect to the Portfolio. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan. The appointment of JPMIM did not change the portfolio management team, investment strategies, investment advisory fees charged to the Portfolio or the terms of the investment advisory agreement (other than the identity of the advisor).

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2009, the annual effective rate was 0.10% of the Portfolio’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E.  Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s average daily net assets as shown in the table below:

Class 1	Class 2
0.60%	0.85%

The contractual expense limitation agreements were in effect for the year ended December 31, 2009. The expense limitation percentages in the table above are in place until at least April 30, 2010.

For the year ended December 31, 2009, the Advisor contractually waived fees for the Portfolio in the amount of $154,651. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   29

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (continued)

The amount of waivers resulting from investments in the money market funds for the year ended December 31, 2009 (excluding the waiver disclosed in Note 2.D. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) was $11,065.

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2009, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the year ended December 31, 2009, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2009, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$6,501,114	$53,993,146	$31,586,815	$11,978,006

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2009, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$258,371,091	$14,759,793	$7,873,051	$6,886,742

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$11,229,171	$11,229,171

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$9,899,828	$9,899,828

30   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

At December 31, 2009, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$10,406,525	$(8,237,579)	$6,886,742

The cumulative timing differences primarily consist of trustee deferred compensation, straddle loss deferrals and wash sale loss deferrals.

As of December 31, 2009, the Portfolio had the following net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

Expires
2014		2015		2016		Total
$979,906	*	$1,816,799	*	$5,440,874	*	$8,237,579

*	The 2014, 2015 and 2016 amounts include $723,965, $1,816,799 and $5,440,874, respectively, of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381–384.

During the year ended December 31, 2009, the Portfolio utilized capital loss carryforwards of $1,894,081.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2009, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

The Portfolio is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Portfolio is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Portfolio such as swap and option contracts, credit-linked notes and TBA securities.

The Portfolio is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Portfolio is subject to the risk that should the Portfolio decide to sell an illiquid investment when a ready buyer is not available at a price the Portfolio deems representative of its value, the value of the Portfolio’s net assets could be adversely affected.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   31

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (continued)

8. Business Combinations

In November, 2008, the Boards of Trustees of the Trust and J.P. Morgan Series Trust II approved management’s proposal to merge JPMorgan Bond Portfolio (a “Target Portfolio”) into JPMorgan Insurance Trust Core Bond Portfolio (the “Acquiring Portfolio”). Additionally, on November 12, 2008, the Board of Trustees of JPMorgan Insurance Trust approved management’s proposal to merge JPMorgan Insurance Trust Government Bond Portfolio (a “Target Portfolio” and together with JPMorgan Bond Portfolio, the “Target Portfolios”) into the Acquiring Portfolio. The Agreements and Plans of Reorganization, with respect to the Target Portfolios were each approved by the Target Portfolios’ respective shareholders at a combined special meeting of shareholders held on April 1, 2009. The purpose of the transaction was to combine three portfolios with comparable investment objectives and strategies. The reorganizations were effective after the close of business April 24, 2009. The Acquiring Portfolio acquired all of the assets and liabilities of the corresponding Target Portfolios as shown in the table below. The transactions were structured to qualify as tax-free reorganizations under the Code. Pursuant to the Agreements and Plans of Reorganization, shareholders of JPMorgan Bond Portfolio and JPMorgan Insurance Trust Government Bond Portfolio received 0.761 and 1.051 Class 1 shares, respectively, in the Acquiring Portfolio in exchange for each share held in the Target Portfolios as of the close of business on date of the reorganizations. The investment portfolios of JPMorgan Bond Portfolio and JPMorgan Insurance Trust Government Bond Portfolio, with fair values of $31,142,175 and $113,234,289, respectively, and identified costs of $32,558,672 and $104,650,605, respectively, as of the date of the reorganization, were the principal assets acquired by the Acquiring Portfolio. For financial statement purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Target Portfolios were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganizations:

	Share Outstanding	Net Assets	Net Assets Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Portfolios
JPMorgan Bond Portfolio	2,920,466	$22,972,703	$7.87	$(1,416,497)
JPMorgan Insurance Trust Government Bond Portfolio
Class 1	10,484,527	113,884,902	10.86	8,583,684
Acquiring Portfolio
JPMorgan Insurance Trust Core Bond Portfolio				(6,137,220)
Class 1	12,927,764	133,653,452	10.34
Class 2	1,644	16,995	10.34
Post Reorganization
JPMorgan Insurance Trust Core Bond Portfolio				1,029,967
Class 1	26,165,439	270,511,057	10.34
Class 2	1,644	16,995	10.34

Expenses related to the reorganization were incurred by the Target Portfolio. The Advisor and Administrator voluntarily waived their fees and/or reimbursed expenses in an amount equal to the reorganization expenses except for brokerage fees and expenses related to the disposition and acquisition of assets in connection with the reorganization.

Assuming the reorganization had been completed on January 1, 2009, the beginning of the annual reporting period, the pro forma results of operations for the year ended December 31, 2009, are as follows:

Net investment income (loss)	$14,739,308
Net realized/unrealized gains (losses)	6,138,941
Change in net assets resulting from operations	$20,878,249

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Portfolios that have been included in the Statement of Operations since April 24, 2009.

9. Subsequent Event

Management has evaluated all subsequent transactions and events after the balance sheet date through February 16, 2010, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

32   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust Core Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Core Bond Portfolio (a separate Portfolio of JPMorgan Insurance Trust) (hereafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 16, 2010

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   33

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	132	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	132	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (packaging manufacturer) (2007–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	132	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).
Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	132	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	132	Director, Center for Deaf and Hard of Hearing (1990–present).
Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	132	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	132	Trustee, Stratton Mountain School (2001–present).

34   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	132	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	132	Trustee, Morgan Stanley Funds (164 portfolios) (1992–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, JP Greene & Associates, LLC (broker-dealer) (2000–2009); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	132	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	132	None.
Interested Trustees
Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	132	None.
Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	132
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (132 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Portfolio’s investment adviser is a wholly-owned subsidiary of JPMorgan Chase & Co.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   35

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the J.P. Morgan Funds. Mr. Gatch has been an employee of J.P. Morgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, J.P. Morgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, J.P. Morgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Joy C. Dowd (1972), Assistant Treasurer (2009)
Vice President, JPMorgan Funds Management, Inc. since December 2008; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

36   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2009, and continued to hold your shares at the end of the reporting period, December 31, 2009.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2009	Ending Account Value, December 31, 2009	Expenses Paid During July 1, 2009 to December 31, 2009*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$1,047.70	$3.10	0.60%
Hypothetical	1,000.00	1,022.18	3.06	0.60
Class 2
Actual	1,000.00	1,046.80	4.39	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   37

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees held meetings in person in June and August 2009, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment subcommittees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the J.P. Morgan Funds, including the Portfolio. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 19, 2009.

The Trustees, as part of their review of the investment advisory arrangements for the Portfolio, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Portfolio. This information includes the Portfolio’s performance against the Portfolio’s peers and benchmarks and analyses by the Advisor of the Portfolio’s performance. The Advisor also periodically provides comparative information regarding the Portfolio’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including, with respect to certain Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Portfolio and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the Portfolio. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Portfolio, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’

38   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for certain of the J.P. Morgan Funds.

The Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMorgan Distribution Services, Inc. (“JPMDS”), an affiliate of the Advisor, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the J.P. Morgan Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA for custody and fund accounting, securities lending, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Portfolio would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered and actually charged to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Portfolio relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three-, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Advisor. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted that the Portfolio’s performance was in the third, fourth, and fourth quintiles for the one-, three-, and five-year periods ended December 31, 2008, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Advisor and, based upon this discussion and other factors, concluded that they were satisfied with the Advisor’s analysis of the Portfolio’s performance.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   39

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

advisory fee and administration fee rate. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses were in the second and first quintiles, respectively, of their Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Portfolio and, in light of this information, concluded that the Advisory fees were reasonable.

40   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

TAX LETTER
(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2009. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2009. The information necessary to complete your income tax returns for the calendar year ending December 31, 2009 will be received under separate cover.

Treasury Income

The Portfolio earned 44.68% of its income from direct U.S. Treasury Obligations for the fiscal year ended December 31, 2009.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   41

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. December 2009.	AN-JPMITCBP-1209

Annual Report

JPMorgan Insurance Trust

December 31, 2009

JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	5
Financial Statements	8
Financial Highlights	12
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	19
Trustees	20
Officers	22
Schedule of Shareholder Expenses	23
Board Approval of Investment Advisory Agreement	24

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JANUARY 15, 2010 (Unaudited)

Dear Shareholder:

It is hard to imagine a more negative and confusing environment than the one we faced one year ago. At the time, the global financial system was in the midst of an unprecedented crisis, stock markets were crashing around the world and the U.S. economy was in the midst of its worst recession since World War II. Today, things look better in many ways; the financial crisis has abated, stock markets are up substantially from their lows, and the economy appears to have embarked on a recovery.

“Today, things look better in many ways; the financial crisis has abated, stock markets are up substantially from their lows, and the economy appears to have embarked on a recovery.”

While this is welcomed, we, like you, are aware of how far we still have to go to return to “normal” in terms of the economy and markets. Pent-up demand — combined with monetary and fiscal stimulus — may have ignited the recovery, but the recovery will need job growth to sustain itself. While we do expect job growth to eventually materialize, the economy remains vulnerable to a relapse on the road to recovery. Therefore, it makes sense to maintain a diversified portfolio — one that can benefit from a recovery maturing into a full-fledged expansion, while still providing some protection from any potential retreat from that path.

Equity markets move sharply higher

After a dismal 2008, equities continued to sink in early 2009, with the Standard & Poor’s 500 Index (“S&P 500 Index”) dropping to a 14-year low on March 9. From that point on, however, equity markets rebounded strongly and by the end of December the S&P 500 Index had risen by 26.5% for the year to a level of 1,115.

From an equity style perspective, mid cap companies surged ahead of their small and large cap counterparts over the past 12 months (40.5%, according to the Russell Midcap Index, compared to 28.4% and 27.2%, as measured by the Russell 1000 and the Russell 2000 Indexes, respectively). Overall, growth stocks fared better than value in the large cap space, reflecting the heavy weighting of financial companies among the latter. The Russell 1000 Growth Index returned 37.2% for the 12-month period, compared to 19.7% for the Russell 1000 Value Index. Moving down the capitalization spectrum, the Russell Midcap Growth and the Midcap Value Indices returned 46.3% and 34.2%, respectively. In the small cap segment, the Russell 2000 Growth Index returned 34.5%, while the Russell 2000 Value Index provided a 20.6% return.

After turning in a dismal performance at the end of 2008, overseas stocks also posted strong gains, particularly in the emerging markets countries of Brazil, Russia, India, and China. The MSCI Emerging Markets Index returned an impressive 79.0% gross return for the 12-month reporting period, while the MSCI EAFE Index returned 32.5% (gross) for the same period.

Treasury markets decline as investors seek higher yields

Credit-related areas of the fixed income markets staged their own rebound in 2009 as investors fled to the mortgage, investment-grade corporate and high yield areas of the market, all of which posted strong gains. Treasury markets, however, declined as investors retreated from the “flight to safety” that they took in 2008. Within this environment, the Barclays Capital U.S. Aggregate Index returned a modest 5.9% for the 12-month period. The Barclays Capital High Yield Index returned a spectacular 58.2%, while the Barclays Capital Emerging Markets Index returned 34.2%. Yields on the benchmark 10-year Treasury climbed from 2.3% 12 months ago to 3.9% as of the end of the reporting period. Yields on the 30-year benchmark were 4.6%, compared to 2.7% 12 months ago, while yields on the two-year note also rose, from 0.8% to 1.11%.

Manage risks on the road to recovery

Both the Federal Reserve and the Federal Government have taken unprecedented steps to aid the economy. Although the effectiveness of these measures will be debated for years to come, the economy appears to be improving whether due to government stimulus or not. Less controversial, however, are the eventual negative side effects of these actions. In the long run, the debt incurred by the Federal Government to stimulate the economy should result in both higher taxes and higher long-term interest rates. While the New Year may bring investors some new investing opportunities, it’s also important to safeguard portfolios against potential risks by maintaining a balanced approach including a diverse array of fixed income and alternative asset classes.

On behalf of everyone at J.P. Morgan Asset Management, I would like to wish you a very happy and prosperous new year. We look forward to continuing to support your investment goals in 2010 and beyond. Should you have any questions, please visit our website at www.jpmorganfunds.com, or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited)

PORTFOLIO FACTS
Portfolio Inception	August 1, 1994
Fiscal Year End	December 31
Net Assets as of 12/31/2009	$80,997,955
Primary Benchmark	Russell Midcap Growth Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio, which seeks capital growth over the long-term,* returned 43.04%** (Class 1 Shares) for the 12 months ended December 31, 2009, compared to the 46.29% return for the Russell Midcap Growth Index (the “Index”) for the same period.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	For the U.S. stock market, the last 12 months have arguably been one of the most dramatic periods on record. The year began as 2008 ended — with stock prices falling swiftly — and the decline continued into early March. By the time prices bottomed out, investors had witnessed among the steepest stock market plunges and the worst economic collapses since the Great Depression of the 1930s. Banks largely stopped lending, layoffs soared, fear spread and consumer confidence sharply declined.

The market rebound was equally dramatic. Driven largely by coordinated efforts by the U.S. Treasury and Federal Reserve to shore up confidence in the financial system and keep credit flowing, stocks, beginning in March, staged a significant “relief rally,” the biggest since the 1930s, that spanned the entire U.S. equity spectrum. By the end of the year, stocks recouped significant portions of their losses — though major indices remained well below their highs set in the fall of 2007. Meantime, the U.S. economy showed signs of life by expanding at an annualized 2.2% rate in the third quarter, its first increase since the second quarter of 2008.

Within this volatile market environment, the Portfolio, despite its 43.04% return, underperformed the Index. The Index suffered significant losses in 2008, but bounced back sharply in 2009, driven largely by low-quality and low valuation stocks. The Portfolio, by contrast, tends to focus on high-quality stocks.

In terms of sectors, detractors to the Portfolio’s performance included financial services and healthcare. One company that drove underperformance was Leap Wireless International, Inc. The company, which operates wireless networks through a subsidiary, Cricket Communications, was negatively impacted by growing competition within the pre-paid wireless market. Memc Electronic Materials also detracted from performance. The silicon wafer manufacturer saw a decrease in sales, due to a temporary shutdown of a key polysilicon facility, which cut into its inventories and sales.

On the positive side, sectors that contributed to performance included consumer discretionary and utilities. Marvell Technology Group, a semiconductor company benefited from strong demand for its controller chips used in storage devices. It also improved its product mix and embarked on a successful cost-cutting campaign. Also enhancing the Portfolio’s results was Amdocs Ltd., a provider of software services for the communications, media and entertainment industries. Shares of Amdocs Ltd. moved higher as it experienced stabilization in its discretionary business, combined with strong recurring revenues.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	The Portfolio was managed employing a bottom-up approach to stock selection, and focused on company fundamentals, quantitative screening and proprietary fundamental analysis. The team looked for dominant franchises, with predictable business models deemed capable of achieving sustained above-average growth. Potential investments were subject to rigorous financial analysis and a disciplined approach to valuation. At the end of the reporting period, the Portfolio was overweight versus the Index in the technology and consumer discretionary sectors, and underweight consumer staples and utilities.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Amdocs Ltd. (United Kingdom)	2.3%
2.	Cognizant Technology Solutions Corp., Class A	2.0
3.	Marvell Technology Group Ltd. (Bermuda)	1.8
4.	UnitedHealth Group, Inc.	1.8
5.	Amphenol Corp., Class A	1.6
6.	Precision Castparts Corp.	1.5
7.	NetApp, Inc.	1.4
8.	Southwestern Energy Co.	1.3
9.	Express Scripts, Inc.	1.3
10.	Equinix, Inc.	1.3

2   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	27.6%
Consumer Discretionary	20.1
Industrials	18.1
Health Care	13.8
Financials	10.0
Energy	5.7
Materials	2.3
Consumer Staples	1.2
Telecommunication Services	1.0
Short-Term Investment	0.2

*	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved. Effective April 24, 2009, the Portfolio replaced its fundamental investment objective.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2009. The Portfolio’s composition is subject to change.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	8/1/94	43.04%	3.13%	2.35%
CLASS 2 SHARES	8/16/06	42.72	2.95	2.26

TEN YEAR PERFORMANCE (12/31/99 TO 12/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio, Russell Midcap Growth Index and the Lipper Variable Underlying Funds Mid-Cap Growth Funds Index from December 31, 1999 to December 31, 2009. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Variable Underlying Funds Mid-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.2%
	Consumer Discretionary — 19.9%
	Auto Components — 1.2%
52,220	Gentex Corp.	932,127
	Automobiles — 0.8%
24,300	Harley-Davidson, Inc.	612,360
	Diversified Consumer Services — 1.2%
45,377	Education Management Corp. (a)	998,748
	Hotels, Restaurants & Leisure — 3.4%
3,900	Chipotle Mexican Grill, Inc. (a) (c)	343,824
19,900	Penn National Gaming, Inc. (a)	540,882
38,500	Royal Caribbean Cruises Ltd. (a)	973,280
24,500	Starwood Hotels & Resorts Worldwide, Inc.	895,965
		2,753,951
	Internet & Catalog Retail — 0.9%
5,700	Amazon.com, Inc. (a)	766,764
	Media — 1.8%
20,300	Discovery Communications, Inc., Class A (a)	622,601
27,800	Lamar Advertising Co., Class A (a)	864,302
		1,486,903
	Multiline Retail — 1.7%
11,100	Kohl’s Corp. (a)	598,623
21,200	Nordstrom, Inc.	796,696
		1,395,319
	Specialty Retail — 7.5%
24,000	Bed Bath & Beyond, Inc. (a)	927,120
24,800	CarMax, Inc. (a)	601,400
42,900	Chico’s FAS, Inc. (a)	602,745
34,400	Dick’s Sporting Goods, Inc. (a)	855,528
17,800	J Crew Group, Inc. (a)	796,372
14,800	Sherwin-Williams Co. (The)	912,420
28,000	Staples, Inc.	688,520
32,000	Williams-Sonoma, Inc.	664,960
		6,049,065
	Textiles, Apparel & Luxury Goods — 1.4%
11,000	Phillips-Van Heusen Corp.	447,480
9,800	V.F. Corp.	717,752
		1,165,232
	Total Consumer Discretionary	16,160,469
	Consumer Staples — 1.2%
	Food & Staples Retailing — 0.4%
11,400	Whole Foods Market, Inc. (a)	312,930
	Personal Products — 0.8%
21,900	Avon Products, Inc.	689,850
	Total Consumer Staples	1,002,780
	Energy — 5.7%
	Energy Equipment & Services — 1.8%
21,070	Cameron International Corp. (a)	880,726
9,690	Oceaneering International, Inc. (a)	567,059
		1,447,785
	Oil, Gas & Consumable Fuels — 3.9%
18,940	Cabot Oil & Gas Corp.	825,595
30,570	Forest Oil Corp. (a)	680,182
7,900	Noble Energy, Inc.	562,638
22,560	Southwestern Energy Co. (a)	1,087,392
		3,155,807
	Total Energy	4,603,592
	Financials — 10.0%
	Capital Markets — 4.5%
3,000	BlackRock, Inc.	696,600
13,240	Northern Trust Corp.	693,776
45,320	Och-Ziff Capital Management Group LLC, Class A	622,697
16,780	T. Rowe Price Group, Inc.	893,535
36,110	TD AMERITRADE Holding Corp. (a)	699,811
		3,606,419
	Commercial Banks — 1.5%
24,500	BB&T Corp.	621,565
12,900	BOK Financial Corp.	613,008
		1,234,573
	Diversified Financial Services — 2.3%
4,000	IntercontinentalExchange, Inc. (a)	449,200
26,000	Moody’s Corp.	696,800
21,600	MSCI, Inc., Class A (a)	686,880
		1,832,880
	Insurance — 1.7%
16,300	ACE Ltd., (Switzerland) (a)	821,520
20,700	HCC Insurance Holdings, Inc.	578,979
		1,400,499
	Total Financials	8,074,371
	Health Care — 13.6%
	Biotechnology — 2.0%
11,500	Alexion Pharmaceuticals, Inc. (a)	561,430
33,900	BioMarin Pharmaceutical, Inc. (a)	637,659
18,000	Myriad Genetics, Inc. (a)	469,800
		1,668,889

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Health Care Equipment & Supplies — 1.5%
17,420	DENTSPLY International, Inc.	612,661
10,800	Zimmer Holdings, Inc. (a)	638,388
		1,251,049
	Health Care Providers & Services — 6.7%
33,700	Brookdale Senior Living, Inc. (a)	613,003
13,490	DaVita, Inc. (a)	792,403
12,000	Express Scripts, Inc. (a)	1,037,400
15,710	Humana, Inc. (a)	689,512
46,500	UnitedHealth Group, Inc.	1,417,320
34,950	VCA Antech, Inc. (a)	870,954
		5,420,592
	Health Care Technology — 0.8%
7,480	Cerner Corp. (a)	616,651
	Life Sciences Tools & Services — 1.9%
14,210	Covance, Inc. (a)	775,440
13,520	Illumina, Inc. (a)	414,388
7,200	Life Technologies Corp. (a)	376,056
		1,565,884
	Pharmaceuticals — 0.7%
38,900	Biovail Corp., (Canada)	543,044
	Total Health Care	11,066,109
	Industrials — 18.0%
	Aerospace & Defense — 2.3%
10,200	Goodrich Corp.	655,350
10,690	Precision Castparts Corp.	1,179,641
		1,834,991
	Airlines — 1.2%
83,500	Delta Air Lines, Inc. (a)	950,230
	Building Products — 1.0%
21,500	Lennox International, Inc.	839,360
	Commercial Services & Supplies — 3.0%
34,830	Corrections Corp. of America (a)	855,076
13,540	Stericycle, Inc. (a)	747,002
24,840	Waste Connections, Inc. (a)	828,166
		2,430,244
	Construction & Engineering — 0.8%
25,100	Aecom Technology Corp. (a)	690,250
	Electrical Equipment — 1.6%
2,420	First Solar, Inc. (a) (c)	327,668
18,410	Roper Industries, Inc.	964,132
		1,291,800
	Industrial Conglomerates — 1.6%
18,800	Carlisle Cos., Inc.	644,088
26,450	McDermott International, Inc. (a)	635,064
		1,279,152
	Machinery — 1.7%
13,900	Cummins, Inc.	637,454
17,600	Wabtec Corp.	718,784
		1,356,238
	Professional Services — 1.4%
14,000	FTI Consulting, Inc. (a)	660,240
19,000	Robert Half International, Inc.	507,870
		1,168,110
	Road & Rail — 2.1%
14,000	Canadian National Railway Co., (Canada)	761,040
25,000	Landstar System, Inc.	969,250
		1,730,290
	Trading Companies & Distributors — 1.3%
10,500	W.W. Grainger, Inc.	1,016,715
	Total Industrials	14,587,380
	Information Technology — 27.5%
	Communications Equipment — 1.9%
22,747	CommScope, Inc. (a)	603,478
16,800	F5 Networks, Inc. (a)	890,064
		1,493,542
	Computers & Peripherals — 1.4%
33,200	NetApp, Inc. (a)	1,141,748
	Electronic Equipment, Instruments & Components — 3.2%
27,724	Amphenol Corp., Class A	1,280,294
11,730	Dolby Laboratories, Inc., Class A (a)	559,873
29,000	Tyco Electronics Ltd., (Switzerland)	711,950
		2,552,117
	Internet Software & Services — 1.3%
9,638	Equinix, Inc. (a) (c)	1,023,074
	IT Services — 8.1%
12,300	Alliance Data Systems Corp. (a) (c)	794,457
65,240	Amdocs Ltd., (United Kingdom) (a)	1,861,297
34,800	Cognizant Technology Solutions Corp., Class A (a)	1,576,440
14,800	Hewitt Associates, Inc., Class A (a)	625,448
3,740	MasterCard, Inc., Class A	957,365
41,400	Western Union Co. (The)	780,390
		6,595,397

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — 5.8%
25,860	Broadcom Corp., Class A (a)	813,297
17,000	Lam Research Corp. (a)	666,570
70,700	Marvell Technology Group Ltd., (Bermuda) (a)	1,467,025
42,400	MEMC Electronic Materials, Inc. (a)	577,488
19,500	Microchip Technology, Inc.	566,670
17,400	Varian Semiconductor Equipment Associates, Inc. (a)	624,312
		4,715,362
	Software — 5.8%
17,790	ANSYS, Inc. (a)	773,153
104,100	Cadence Design Systems, Inc. (a)	623,559
18,200	Concur Technologies, Inc. (a)	778,050
13,800	MICROS Systems, Inc. (a)	428,214
41,864	Nuance Communications, Inc. (a)	650,567
8,800	Salesforce.com, Inc. (a)	649,176
19,100	Sybase, Inc. (a)	828,940
		4,731,659
	Total Information Technology	22,252,899
	Materials — 2.3%
	Chemicals — 0.7%
7,200	Praxair, Inc.	578,232
	Containers & Packaging — 1.0%
14,200	Greif, Inc., Class A	766,516
	Metals & Mining — 0.6%
6,200	Freeport-McMoRan Copper & Gold, Inc. (a)	497,798
	Total Materials	1,842,546
	Telecommunication Services — 1.0%
	Diversified Telecommunication Services — 1.0%
46,590	tw telecom, inc. (a)	798,553
	Total Common Stocks (Cost $67,826,643)	80,388,699
Short-Term Investment — 0.2%
	Investment Company — 0.2%
161,194	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (Cost $161,194)	161,194

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 2.3%
	Corporate Note — 1.2%
1,000,000	Monumental Global Funding III, VAR, 0.312%, 05/24/10 (e)	990,815

SHARES
	Investment Company — 1.1%
837,859	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l)	837,859
	Total Investments of Cash Collateral for Securities on Loan (Cost $1,837,859)	1,828,674
	Total Investments — 101.7% (Cost $69,825,696)	82,378,567
	Liabilities in Excess of Other Assets — (1.7)%	(1,380,612)
	NET ASSETS — 100.0%	$80,997,955

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of December 31, 2009.

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(l)—	The rate shown is the current yield as of December 31, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   7

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2009

Diversified Mid Cap Growth Portfolio
ASSETS:
Investments in non-affiliates, at value	$81,379,514
Investments in affiliates, at value	999,053
Total investment securities, at value	82,378,567
Cash	2,926
Receivables:
Investment securities sold	696,386
Portfolio shares sold	4,549
Interest and dividends	34,775
Securities lending income	2,096
Total Assets	83,119,299

LIABILITIES:
Payables:
Investment securities purchased	45,837
Collateral for securities lending program	1,837,859
Portfolio shares redeemed	149,696
Accrued liabilities:
Investment advisory fees	35,924
Administration fees	6,987
Distribution fees	3
Custodian and accounting fees	9,866
Trustees’ and Chief Compliance Officer’s fees	566
Other	34,606
Total Liabilities	2,121,344
Net Assets	$80,997,955

NET ASSETS:
Paid in capital	$91,631,670
Accumulated undistributed (distributions in excess of) net investment income	(3,792)
Accumulated net realized gains (losses)	(23,182,794)
Net unrealized appreciation (depreciation)	12,552,871
Total Net Assets	$80,997,955
Net Assets:
Class 1	$80,982,829
Class 2	15,126
Total	$80,997,955
Outstanding units of beneficial interest (shares) (unlimited number of shares authorized, no par value):
Class 1	6,015,759
Class 2	1,135

Net asset value, offering and redemption price per share:
Class 1	$13.46
Class 2	13.33

Cost of investments in non-affiliates	$68,826,643
Cost of investments in affiliates	999,053
Value of securities on loan	1,776,681

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009

Diversified Mid Cap Growth Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$483,764
Dividend income from affiliates	7,079
Income from securities lending (net)	44,992
Total investment income	535,835

EXPENSES:
Investment advisory fees	462,964
Administration fees	73,676
Distribution fees — Class 2	31
Custodian and accounting fees	39,880
Professional fees	47,310
Trustees’ and Chief Compliance Officer’s fees	712
Printing and mailing costs	40,092
Transfer agent fees	26,255
Other	42,408
Total expenses	733,328
Less amounts waived	(94,218)
Less earnings credits	(1)
Net expenses	639,109
Net investment income (loss)	(103,274)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	(11,951,674)
Change in net unrealized appreciation (depreciation) of investments in non-affiliates	37,954,096
Net realized/unrealized gains (losses)	26,002,422
Change in net assets resulting from operations	$25,899,148

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   9

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Diversified Mid Cap Growth Portfolio
	Year Ended 12/31/2009	Year Ended 12/31/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(103,274)	$(341,103)
Net realized gain (loss)	(11,951,674)	(11,082,496)
Change in net unrealized appreciation (depreciation)	37,954,096	(44,597,453)
Change in net assets resulting from operations	25,899,148	(56,021,052)

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net realized gains	—	(22,713,080)
Class 2
From net realized gains	—	(3,119)
Total distributions to shareholders	—	(22,716,199)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(11,434,105)	(5,027,423)

NET ASSETS:
Change in net assets	14,465,043	(83,764,674)
Beginning of period	66,532,912	150,297,586
End of period	$80,997,955	$66,532,912
Accumulated undistributed (distributions in excess of) net investment income	$(3,792)	$(3,709)

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$8,237,198	$15,693,752
Dividends and distributions reinvested	—	22,713,080
Cost of shares redeemed	(19,671,303)	(43,437,295)
Change in net assets from Class 1 capital transactions	$(11,434,105)	$(5,030,463)
Class 2
Dividends and distributions reinvested	$—	$3,119
Cost of shares redeemed	—	(79)
Change in net assets from Class 2 capital transactions	$—	$3,040

Total change in net assets from capital transactions	$(11,434,105)	$(5,027,423)

SHARE TRANSACTIONS:
Class 1
Issued	759,314	1,272,145
Reinvested	—	1,582,793
Redeemed	(1,815,398)	(3,044,881)
Change in Class 1 Shares	(1,056,084)	(189,943)
Class 2
Reinvested	—	218
Redeemed	—	(4)
Change in Class 2 Shares	—	214

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   11

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments		Total from investment operations	Net realized gain
Diversified Mid Cap Growth Portfolio
Class 1
Year Ended December 31, 2009	$9.41	$(0.02)	$4.07	(f)	$4.05	$—
Year Ended December 31, 2008	20.69	(0.05)	(7.84)		(7.89)	(3.39)
Year Ended December 31, 2007	21.26	(0.09)	3.25		3.16	(3.73)
Year Ended December 31, 2006	19.63	(0.02)	2.25		2.23	(0.60)
Year Ended December 31, 2005	17.67	(0.07)	2.03		1.96	—

Class 2
Year Ended December 31, 2009	9.34	(0.03)	4.02	(f)	3.99	—
Year Ended December 31, 2008	20.62	(0.06)	(7.83)		(7.89)	(3.39)
Year Ended December 31, 2007	21.24	(0.13)	3.24		3.11	(3.73)
August 16, 2006 (e) through December 31, 2006	19.71	(0.05)	1.58		1.53	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of offering of class of shares.

(f)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $4.06 and $4.01 and the total return would have been 42.93% and 42.61% for Class 1 and Class 2 Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)
$13.46	43.04	%(f)	$80,983	0.90%	(0.14)%	1.03%	85%
9.41	(43.78)		66,522	0.90	(0.31)	0.91	95
20.69	17.24		150,279	0.89	(0.42)	0.89	107
21.26	11.39		164,955	0.91	(0.07)	0.92	115
19.63	11.09		184,474	0.88	(0.36)	0.88	113

13.33	42.72	(f)	15	1.15	(0.40)	1.28	85
9.34	(43.96)		11	1.15	(0.56)	1.16	95
20.62	16.98		19	1.14	(0.67)	1.14	107
21.24	7.76		16	1.15	(0.60)	1.19	115

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   13

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Diversified Mid Cap Growth Portfolio	Class 1 and Class 2	Diversified

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees, and each class has exclusive voting rights with respect to its distribution plan or administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

14   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$81,387,752	$990,815	$—	$82,378,567

#	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the Schedule of Portfolio Investments (“SOI”). Level 2 consists of a corporate note that is held as an investment of cash collateral for securities on loan. Please refer to the SOI for industry specifics of the portfolio holdings.

B.  Securities Lending — The Portfolio may lend securities to brokers approved by its advisor in order to generate additional income. JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, serves as lending agent for the Portfolio pursuant to a Securities Lending Agreement (“Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in approved instruments (“collateral investments”), in accordance with investment guidelines. Upon termination of the loan, the Portfolio is required to return to the borrower the posted cash collateral. Loans are subject to termination by the Portfolio or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments, net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statement of Operations. The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as dividend or interest income, respectively, on the Statement of Operations. For the year ended December 31, 2009, the Portfolio earned $8,088 from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities, plus accrued interest, and 105% of the value of loaned non-U.S. securities, plus accrued interest. Although JPMCB has agreed to maintain collateral from borrowers equal to at least 102% and 105% of the value of loaned U.S. and international securities, respectively; due to market volatility coupled with provisions in the Securities Lending Agreement, collateral amounts may fall below these levels. The Securities Lending Agreement, however, requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 100% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of cash collateral investments are disclosed in the Schedule of Portfolio Investments. At December 31, 2009, the value of outstanding securities on loan and the value of collateral investments were as follows:

Value of Securities on Loan	Cash Collateral Posted by Borrower	Unrealized Gain (Loss) on Cash Collateral Investments	Total Value of Collateral Investments
$1,776,681	$1,837,859	$(9,185)	$1,828,674

The Portfolio bears the risk of loss associated with the investment of the cash collateral and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted, when the Advisor does not believe that it is prudent to sell the cash collateral investments to fund this liability.

Securities lending involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, JPMCB has agreed to indemnify the Portfolio from losses resulting from a borrower failure to return a loaned security.

The Portfolio invests cash collateral amounts received from borrowers in JPMorgan Prime Money Market Fund — Capital Shares. The Advisor of the Portfolio waived fees associated with the Portfolio’s investment in JPMorgan Prime Money Market Fund of $1,097. This amount offsets the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Portfolio’s investment in such fund. A portion of the waiver is voluntary.

Under the Securities Lending Agreement, JPMCB is entitled to a fee paid monthly in arrears equal to: (i) 0.03% of the average dollar value of the loans of U.S. securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-U.S. securities outstanding during a given month.

The Portfolio incurred lending agent fees to JPMCB of $753 for the year ended December 31, 2009.

C.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   15

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (continued)

D.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

E.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Portfolio’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$(138,185)	$103,191	$34,994

The reclassifications for the Portfolio relate primarily to net operating loss.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (“JPMIA” or the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.65%.

Effective January 1, 2010, the investment advisory business of JPMIA was transferred to J.P. Morgan Investment Management Inc. (“JPMIM”) and JPMIM became the investment advisor for the Portfolio, assuming all rights and responsibilities of JPMIA with respect to the Portfolio. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan. The appointment of JPMIM did not change the portfolio management team, investment strategies, investment advisory fees charged to the Portfolio or the terms of the investment advisory agreement (other than the identity of the advisor).

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2009, the annual effective rate was 0.10% of the Portfolio’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Subadministrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

16   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

D.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E.  Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s average daily net assets as shown in the table below:

Class 1	Class 2
0.90%	1.15%

The contractual expense limitation agreements were in effect for the year ended December 31, 2009. The expense limitation percentages in the table above are in place until at least April 30, 2010.

For the year ended December 31, 2009, the Advisor contractually waived fees for the Portfolio in the amount of $92,287. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the year ended December 31, 2009 (excluding the waiver disclosed in Note 2.B. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) was $1,931.

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2009, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the year ended December 31, 2009, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2009, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$59,236,227	$71,231,997

During the year ended December 31, 2009, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2009, were as follows:

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   17

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (continued)

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$72,118,019	$12,559,869	$2,299,321	$10,260,548

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$9,244,573	$13,471,626	$22,716,199

At December 31, 2009, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$—	$(20,167,856)	$10,260,548

The cumulative timing differences primarily consist of wash sale loss deferrals and trustee deferred compensation.

As of December 31, 2009, the Portfolio had net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains:

2016	2017	Total
$3,184,126	$16,983,730	$20,167,856

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2009, the Portfolio deferred to January 1, 2010 post-October capital losses of $722,611.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2009, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

8. Subsequent Event

Management has evaluated all subsequent transactions and events after the balance sheet date through February 16, 2010, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

18   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio (a separate Portfolio of JPMorgan Insurance Trust) (hereafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 16, 2010

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   19

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	132	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	132	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (packaging manufacturer) (2007–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	132	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).
Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	132	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	132	Director, Center for Deaf and Hard of Hearing (1990–present).
Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	132	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	132	Trustee, Stratton Mountain School (2001–present).

20   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	132	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	132	Trustee, Morgan Stanley Funds (164 portfolios) (1992–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, JP Greene & Associates, LLC (broker-dealer) (2000–2009); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	132	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	132	None.
Interested Trustees
Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	132	None.
Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	132
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (132 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Portfolio’s investment adviser is a wholly-owned subsidiary of JPMorgan Chase & Co.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   21

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the J.P. Morgan Funds. Mr. Gatch has been an employee of J.P. Morgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, J.P. Morgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, J.P. Morgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Joy C. Dowd (1972), Assistant Treasurer (2009)
Vice President, JPMorgan Funds Management, Inc. since December 2008; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

22   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2009, and continued to hold your shares at the end of the reporting period, December 31, 2009.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2009	Ending Account Value, December 31, 2009	Expenses Paid During July 1, 2009 to December 31, 2009*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$1,257.90	$5.12	0.90%
Hypothetical	1,000.00	1,020.67	4.58	0.90
Class 2
Actual	1,000.00	1,256.40	6.54	1.15
Hypothetical	1,000.00	1,019.41	5.85	1.15

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   23

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees held meetings in person in June and August 2009, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment subcommittees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the J.P. Morgan Funds, including the Portfolio. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 19, 2009.

The Trustees, as part of their review of the investment advisory arrangements for the Portfolio, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Portfolio. This information includes the Portfolio’s performance against the Portfolio’s peers and benchmarks and analyses by the Advisor of the Portfolio’s performance. The Advisor also periodically provides comparative information regarding the Portfolio’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including, with respect to certain Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Portfolio and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the Portfolio. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Portfolio, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and

24   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for certain of the J.P. Morgan Funds.

The Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMorgan Distribution Services, Inc. (“JPMDS”), an affiliate of the Advisor, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the J.P. Morgan Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA for custody and fund accounting, securities lending, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Portfolio would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered and actually charged to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Portfolio relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three-, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Advisor. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted that the Portfolio’s performance was in the third, second, and second quintiles for the one-, three-, and five-year periods ended December 31, 2008, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rate. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   25

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

Trustees’ determination as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses were in the third and second quintiles, respectively, of their Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Portfolio and, in light of this information, concluded that the Advisory fees were reasonable.

26   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009    All rights reserved. December 2009.                                          AN-JPMITDMCGP-1209

Annual Report

JPMorgan Insurance Trust

December 31, 2009

JPMorgan Insurance Trust Equity Index Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	13
Financial Highlights	16
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	24
Trustees	25
Officers	27
Schedule of Shareholder Expenses	28
Board Approval of Investment Advisory Agreement	29
Tax Letter	32

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JANUARY 15, 2010 (Unaudited)

Dear Shareholder:

It is hard to imagine a more negative and confusing environment than the one we faced one year ago. At the time, the global financial system was in the midst of an unprecedented crisis, stock markets were crashing around the world and the U.S. economy was in the midst of its worst recession since World War II. Today, things look better in many ways; the financial crisis has abated, stock markets are up substantially from their lows, and the economy appears to have embarked on a recovery.

“ Today, things look better in many ways; the financial crisis has abated, stock markets are up substantially from their lows, and the economy appears to have embarked on a recovery.”

While this is welcomed, we, like you, are aware of how far we still have to go to return to “normal” in terms of the economy and markets. Pent-up demand — combined with monetary and fiscal stimulus — may have ignited the recovery, but the recovery will need job growth to sustain itself. While we do expect job growth to eventually materialize, the economy remains vulnerable to a relapse on the road to recovery. Therefore, it makes sense to maintain a diversified portfolio — one that can benefit from a recovery maturing into a full-fledged expansion, while still providing some protection from any potential retreat from that path.

Equity markets move sharply higher

After a dismal 2008, equities continued to sink in early 2009, with the Standard & Poor’s 500 Index (“S&P 500 Index”) dropping to a 14-year low on March 9. From that point on, however, equity markets rebounded strongly and by the end of December the S&P 500 Index had risen by 26.5% for the year to a level of 1,115.

From an equity style perspective, mid cap companies surged ahead of their small and large cap counterparts over the past 12 months (40.5%, according to the Russell Midcap Index, compared to 28.4% and 27.2%, as measured by the Russell 1000 and the Russell 2000 Indexes, respectively). Overall, growth stocks fared better than value in the large cap space, reflecting the heavy weighting of financial companies among the latter. The Russell 1000 Growth Index returned 37.2% for the 12-month period, compared to 19.7% for the Russell 1000 Value Index. Moving down the capitalization spectrum, the Russell Midcap Growth and the Midcap Value Indices returned 46.3% and 34.2%, respectively. In the small cap segment, the Russell 2000 Growth Index returned 34.5%, while the Russell 2000 Value Index provided a 20.6% return.

After turning in a dismal performance at the end of 2008, overseas stocks also posted strong gains, particularly in the emerging markets countries of Brazil, Russia, India, and China. The MSCI Emerging Markets Index returned an impressive 79.0% gross return for the 12-month reporting period, while the MSCI EAFE Index returned 32.5% (gross) for the same period.

Treasury markets decline as investors seek higher yields

Credit-related areas of the fixed income markets staged their own rebound in 2009 as investors fled to the mortgage, investment-grade corporate and high yield areas of the market, all of which posted strong gains. Treasury markets, however, declined as investors retreated from the “flight to safety” that they took in 2008. Within this environment, the Barclays Capital U.S. Aggregate Index returned a modest 5.9% for the 12-month period. The Barclays Capital High Yield Index returned a spectacular 58.2%, while the Barclays Capital Emerging Markets Index returned 34.2%. Yields on the benchmark 10-year Treasury climbed from 2.3% 12 months ago to 3.9% as of the end of the reporting period. Yields on the 30-year benchmark were 4.6%, compared to 2.7% 12 months ago, while yields on the two-year note also rose, from 0.8% to 1.11%.

Manage risks on the road to recovery

Both the Federal Reserve and the Federal Government have taken unprecedented steps to aid the economy. Although the effectiveness of these measures will be debated for years to come, the economy appears to be improving whether due to government stimulus or not. Less controversial, however, are the eventual negative side effects of these actions. In the long run, the debt incurred by the Federal Government to stimulate the economy should result in both higher taxes and higher long-term interest rates. While the New Year may bring investors some new investing opportunities, it’s also important to safeguard portfolios against potential risks by maintaining a balanced approach including a diverse array of fixed income and alternative asset classes.

On behalf of everyone at J.P. Morgan Asset Management, I would like to wish you a very happy and prosperous new year. We look forward to continuing to support your investment goals in 2010 and beyond. Should you have any questions, please visit our website at www.jpmorganfunds.com, or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Equity Index Portfolio

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	May 1, 1998
Fiscal Year End	December 31
Net Assets as of 12/31/2009	$82,015,865
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust Equity Index Portfolio, which seeks investment results that correspond to the aggregate price and dividend performance of securities in the S&P 500 Index,* returned 26.44%** (Class 1 Shares) for the 12 months ended December 31, 2009, compared to the 26.46% return for the S&P 500 Index (the “Index”) for the same period.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

For the U.S. stock market, the last 12 months have arguably been one of the most dramatic periods on record. The year began as 2008 ended, with stock prices falling swiftly and the decline continued into early March. By the time prices bottomed out, investors had witnessed among the steepest stock market plunges and the worst economic collapses since the Great Depression of the 1930’s. Banks largely stopped lending, layoffs soared, fear spread and consumer confidence sharply declined.

The market rebound was equally dramatic. Driven largely by coordinated efforts by the U.S. Treasury and Federal Reserve to shore up confidence in the financial system and keep credit flowing, stocks, beginning in March, staged a significant “relief rally”, the biggest since the 1930’s, that spanned the entire U.S. equity spectrum. By the end of the year, stocks recouped significant portions of their losses, though major indices remained well below their highs set in the fall of 2007. Meantime, the U.S. economy showed signs of life by expanding at an annualized 2.2% rate in the third quarter, its first increase since the second quarter of 2008.

Consistent with its indexing strategy, the Fund met its objective by producing returns comparable to that of the Index. While all sectors produced positive returns to the Portfolio in absolute terms during the year, telecommunications services and utilities contributed the least, while information technology and materials contributed the most.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	The Portfolio was managed in strict conformity with the full-replication index strategy, and aimed to hold the same stocks in nearly the same proportions as those found in the Index. The Portfolio was generally 100% invested and used exchange-traded funds and index futures contracts to manage daily cash flows and maintain market exposure in line with the benchmark. The transaction costs associated with implementing the strategy were minimized to lessen their impact on performance. Regardless of the market outlook, the Portfolio’s strategy did not change, as it continued to follow the full-replication index strategy with limited active risk compared to the Index.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	3.2%
2.	Microsoft Corp.	2.3
3.	Apple, Inc.	1.9
4.	Johnson & Johnson	1.8
5.	Procter & Gamble Co.	1.8
6.	International Business Machines Corp.	1.7
7.	AT&T, Inc.	1.7
8.	JPMorgan Chase & Co.****	1.6
9.	General Electric Co.	1.6
10.	Chevron Corp.	1.5

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	19.7%
Financials	14.3
Health Care	12.5
Energy	11.4
Consumer Staples	11.3
Industrials	10.2
Consumer Discretionary	9.5
Utilities	3.7
Materials	3.6
Telecommunication Services	3.1
Short-Term Investments	0.7

*	“S&P 500 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor, and is in no way affiliated with the Portfolio. The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2009. The Portfolio’s composition is subject to change.

****	Investment in affiliate. This security is included in an index in which the Portfolio, as an index fund, invests.

2   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
EQUITY INDEX PORTFOLIO	5/01/98	26.44%	0.12%	(1.34)%

TEN YEAR PERFORMANCE (12/31/99 TO 12/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in the Class 1 Shares of the JPMorgan Insurance Trust Equity Index Portfolio, the S&P 500 Index and the Lipper Variable Underlying Funds S&P 500 Funds Index from December 31, 1999 to December 31, 2009. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the S&P 500 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds S&P 500 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Variable Underlying Funds S&P 500 Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.2%
	Consumer Discretionary — 9.5%
	Auto Components — 0.2%
1,985	Goodyear Tire & Rubber Co. (The) (a)	27,989
5,500	Johnson Controls, Inc.	149,820
		177,809
	Automobiles — 0.4%
27,105	Ford Motor Co. (a)	271,050
1,922	Harley-Davidson, Inc. (c)	48,434
		319,484
	Distributors — 0.1%
1,308	Genuine Parts Co.	49,652
	Diversified Consumer Services — 0.2%
1,053	Apollo Group, Inc., Class A (a)	63,791
506	DeVry, Inc.	28,705
2,748	H&R Block, Inc.	62,160
		154,656
	Hotels, Restaurants & Leisure — 1.5%
3,582	Carnival Corp. (a)	113,513
1,144	Darden Restaurants, Inc.	40,120
2,434	International Game Technology	45,686
2,079	Marriott International, Inc., Class A (c)	56,640
8,845	McDonald’s Corp.	552,282
6,089	Starbucks Corp. (a)	140,412
1,533	Starwood Hotels & Resorts Worldwide, Inc. (c)	56,062
1,464	Wyndham Worldwide Corp. (c)	29,529
565	Wynn Resorts Ltd.	32,900
3,833	Yum! Brands, Inc.	134,040
		1,201,184
	Household Durables — 0.3%
494	Black & Decker Corp.	32,026
2,265	D.R. Horton, Inc.	24,621
1,232	Fortune Brands, Inc.	53,222
568	Harman International Industries, Inc.	20,039
1,247	Leggett & Platt, Inc.	25,439
1,322	Lennar Corp., Class A (c)	16,882
2,276	Newell Rubbermaid, Inc.	34,163
2,588	Pulte Homes, Inc. (a)	25,880
609	Whirlpool Corp. (c)	49,122
		281,394
	Internet & Catalog Retail — 0.6%
2,733	Amazon.com, Inc. (a) (c)	367,643
1,728	Expedia, Inc. (a)	44,427
360	priceline.com, Inc. (a)	78,660
		490,730
	Leisure Equipment & Products — 0.1%
2,198	Eastman Kodak Co. (a)	9,276
1,021	Hasbro, Inc. (c)	32,733
2,963	Mattel, Inc.	59,201
		101,210
	Media — 2.9%
5,550	CBS Corp., Class B	77,977
23,397	Comcast Corp., Class A	394,473
7,843	DirecTV, Class A (a)	261,564
1,936	Gannett Co., Inc.	28,750
3,984	Interpublic Group of Cos., Inc. (a)	29,402
2,581	McGraw-Hill Cos., Inc. (The)	86,489
301	Meredith Corp. (c)	9,286
948	New York Times Co. (The), Class A (a) (c)	11,717
18,468	News Corp., Class A	252,827
2,551	Omnicom Group, Inc.	99,872
733	Scripps Networks Interactive, Inc., Class A	30,419
2,889	Time Warner Cable, Inc.	119,576
9,570	Time Warner, Inc.	278,870
4,975	Viacom, Inc., Class B (a)	147,907
15,765	Walt Disney Co. (The)	508,421
51	Washington Post Co. (The), Class B	22,420
		2,359,970
	Multiline Retail — 0.8%
677	Big Lots, Inc. (a)	19,619
1,138	Family Dollar Stores, Inc.	31,671
1,933	J.C. Penney Co., Inc.	51,437
2,513	Kohl’s Corp. (a) (c)	135,526
3,451	Macy’s, Inc.	57,839
1,355	Nordstrom, Inc. (c)	50,921
398	Sears Holdings Corp. (a)	33,213
6,166	Target Corp.	298,249
		678,475
	Specialty Retail — 1.9%
721	Abercrombie & Fitch Co., Class A	25,127
758	AutoNation, Inc. (a)	14,516
245	AutoZone, Inc. (a)	38,727
2,153	Bed Bath & Beyond, Inc. (a)	83,170
2,799	Best Buy Co., Inc.	110,449
1,350	GameStop Corp., Class A (a)	29,619
3,902	Gap, Inc. (The)	81,747
13,937	Home Depot, Inc. (c)	403,197
2,192	Limited Brands, Inc. (c)	42,174
12,065	Lowe’s Cos., Inc. (c)	282,200
2,252	Office Depot, Inc. (a)	14,525

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Specialty Retail — Continued
1,124	O’Reilly Automotive, Inc. (a) (c)	42,847
1,026	RadioShack Corp.	20,007
1,025	Ross Stores, Inc.	43,778
780	Sherwin-Williams Co. (The) (c)	48,087
5,933	Staples, Inc. (c)	145,893
1,020	Tiffany & Co.	43,860
3,440	TJX Cos., Inc.	125,732
		1,595,655
	Textiles, Apparel & Luxury Goods — 0.5%
2,614	Coach, Inc.	95,489
3,193	Nike, Inc., Class B	210,961
471	Polo Ralph Lauren Corp. (c)	38,142
728	V.F. Corp.	53,319
		397,911
	Total Consumer Discretionary	7,808,130
	Consumer Staples — 11.3%
	Beverages — 2.6%
901	Brown-Forman Corp., Class B	48,267
18,992	Coca-Cola Co. (The)	1,082,544
2,605	Coca-Cola Enterprises, Inc.	55,226
1,635	Constellation Brands, Inc., Class A (a)	26,046
2,082	Dr. Pepper Snapple Group, Inc.	58,921
1,289	Molson Coors Brewing Co., Class B	58,211
1,181	Pepsi Bottling Group, Inc.	44,287
12,790	PepsiCo, Inc.	777,632
		2,151,134
	Food & Staples Retailing — 2.7%
3,573	Costco Wholesale Corp.	211,414
11,561	CVS/Caremark Corp.	372,380
5,334	Kroger Co. (The)	109,507
3,331	Safeway, Inc.	70,917
1,738	SUPERVALU, Inc. (c)	22,090
4,851	SYSCO Corp. (c)	135,537
8,105	Walgreen Co.	297,616
17,488	Wal-Mart Stores, Inc.	934,733
1,153	Whole Foods Market, Inc. (a) (c)	31,650
		2,185,844
	Food Products — 1.6%
5,265	Archer-Daniels-Midland Co.	164,847
1,557	Campbell Soup Co.	52,627
3,630	ConAgra Foods, Inc.	83,672
1,479	Dean Foods Co. (a)	26,681
2,677	General Mills, Inc.	189,558
2,587	H.J. Heinz Co.	110,620
1,363	Hershey Co. (The)	48,782
572	Hormel Foods Corp.	21,993
976	JM Smucker Co. (The)	60,268
2,084	Kellogg Co.	110,869
12,107	Kraft Foods, Inc., Class A	329,068
1,073	McCormick & Co., Inc. (Non-Voting) (c)	38,768
5,715	Sara Lee Corp.	69,609
2,501	Tyson Foods, Inc., Class A	30,687
		1,338,049
	Household Products — 2.5%
1,146	Clorox Co.	69,906
4,075	Colgate-Palmolive Co.	334,761
3,405	Kimberly-Clark Corp.	216,932
23,947	Procter & Gamble Co.	1,451,907
		2,073,506
	Personal Products — 0.3%
3,500	Avon Products, Inc.	110,250
967	Estee Lauder Cos., Inc. (The), Class A	46,764
1,676	Mead Johnson Nutrition Co., Class A	73,241
		230,255
	Tobacco — 1.6%
16,984	Altria Group, Inc.	333,396
1,317	Lorillard, Inc.	105,663
15,611	Philip Morris International, Inc.	752,294
1,385	Reynolds American, Inc. (c)	73,363
		1,264,716
	Total Consumer Staples	9,243,504
	Energy — 11.4%
	Energy Equipment & Services — 1.8%
2,540	Baker Hughes, Inc.	102,819
2,406	BJ Services Co.	44,752
2,003	Cameron International Corp. (a)	83,725
570	Diamond Offshore Drilling, Inc.	56,099
1,001	FMC Technologies, Inc. (a)	57,898
7,392	Halliburton Co.	222,425
2,322	Nabors Industries Ltd., (Bermuda) (a) (c)	50,829
3,429	National Oilwell Varco, Inc.	151,185
932	Rowan Cos., Inc. (a)	21,100
9,842	Schlumberger Ltd.	640,616
2,028	Smith International, Inc.	55,101
		1,486,549

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Oil, Gas & Consumable Fuels — 9.6%
4,028	Anadarko Petroleum Corp.	251,428
2,755	Apache Corp.	284,233
850	Cabot Oil & Gas Corp.	37,051
5,309	Chesapeake Energy Corp.	137,397
16,444	Chevron Corp.	1,266,024
12,161	ConocoPhillips	621,062
1,482	Consol Energy, Inc.	73,804
2,048	Denbury Resources, Inc. (a) (c)	30,310
3,640	Devon Energy Corp.	267,540
5,748	El Paso Corp.	56,503
2,068	EOG Resources, Inc.	201,216
38,909	Exxon Mobil Corp.	2,653,205
2,386	Hess Corp.	144,353
5,802	Marathon Oil Corp.	181,138
701	Massey Energy Co.	29,449
1,565	Murphy Oil Corp.	84,823
1,422	Noble Energy, Inc. (c)	101,275
6,653	Occidental Petroleum Corp.	541,222
2,195	Peabody Energy Corp.	99,236
945	Pioneer Natural Resources Co. (c)	45,521
1,293	Range Resources Corp.	64,456
2,830	Southwestern Energy Co. (a)	136,406
5,301	Spectra Energy Corp.	108,723
958	Sunoco, Inc.	25,004
1,149	Tesoro Corp. (c)	15,569
4,625	Valero Energy Corp.	77,469
4,779	Williams Cos., Inc. (The)	100,741
4,757	XTO Energy, Inc.	221,343
		7,856,501
	Total Energy	9,343,050
	Financials — 14.3%
	Capital Markets — 2.8%
2,090	Ameriprise Financial, Inc.	81,134
9,870	Bank of New York Mellon Corp. (The)	276,064
7,810	Charles Schwab Corp. (The) (c)	146,984
12,691	E*Trade Financial Corp. (a)	22,209
722	Federated Investors, Inc., Class B	19,855
1,221	Franklin Resources, Inc.	128,632
4,213	Goldman Sachs Group, Inc. (The) (c)	711,323
3,514	Invesco Ltd.	82,544
1,492	Janus Capital Group, Inc.	20,068
1,332	Legg Mason, Inc.	40,173
11,142	Morgan Stanley	329,803
1,979	Northern Trust Corp.	103,700
4,054	State Street Corp.	176,511
2,111	T. Rowe Price Group, Inc. (c)	112,411
		2,251,411
	Commercial Banks — 2.7%
5,636	BB&T Corp.	142,985
1,239	Comerica, Inc. (c)	36,637
6,519	Fifth Third Bancorp	63,560
1,819	First Horizon National Corp. (a)	24,377
5,861	Huntington Bancshares, Inc.	21,393
7,201	KeyCorp	39,966
678	M&T Bank Corp.	45,352
4,300	Marshall & Ilsley Corp.	23,435
3,782	PNC Financial Services Group, Inc.	199,652
9,737	Regions Financial Corp.	51,509
4,091	SunTrust Banks, Inc.	83,006
15,674	U.S. Bancorp	352,822
41,891	Wells Fargo & Co.	1,130,638
1,133	Zions Bancorp	14,536
		2,229,868
	Consumer Finance — 0.8%
9,747	American Express Co.	394,948
3,688	Capital One Financial Corp. (c)	141,398
4,449	Discover Financial Services	65,445
3,890	SLM Corp. (a)	43,840
		645,631
	Diversified Financial Services — 4.3%
81,443	Bank of America Corp.	1,226,532
159,824	Citigroup, Inc.	529,017
545	CME Group, Inc.	183,093
600	IntercontinentalExchange, Inc. (a)	67,380
32,302	JPMorgan Chase & Co. (q)	1,346,024
1,554	Leucadia National Corp. (a)	36,970
1,609	Moody’s Corp. (c)	43,121
1,211	NASDAQ OMX Group, Inc. (The) (a)	24,002
2,131	NYSE Euronext	53,914
		3,510,053
	Insurance — 2.4%
3,835	Aflac, Inc.	177,369
4,397	Allstate Corp. (The)	132,086
1,103	American International Group, Inc. (a)	33,068
2,245	AON Corp.	86,073
957	Assurant, Inc.	28,212
2,800	Chubb Corp.	137,704
1,334	Cincinnati Financial Corp.	35,004
4,004	Genworth Financial, Inc., Class A (a)	45,446

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Insurance — Continued
3,139	Hartford Financial Services Group, Inc.	73,013
2,476	Lincoln National Corp.	61,603
2,958	Loews Corp.	107,523
4,324	Marsh & McLennan Cos., Inc.	95,474
6,711	MetLife, Inc.	237,234
2,614	Principal Financial Group, Inc. (c)	62,841
5,526	Progressive Corp. (The) (a)	99,413
3,803	Prudential Financial, Inc.	189,237
679	Torchmark Corp.	29,842
4,478	Travelers Cos., Inc. (The)	223,273
2,719	Unum Group	53,075
2,804	XL Capital Ltd., (Bermuda), Class A (c)	51,397
		1,958,887
	Real Estate Investment Trusts (REITs) — 1.2%
959	Apartment Investment & Management Co., Class A	15,267
667	AvalonBay Communities, Inc. (c)	54,767
1,137	Boston Properties, Inc.	76,259
2,263	Equity Residential	76,444
2,403	HCP, Inc.	73,388
1,008	Health Care REIT, Inc. (c)	44,675
5,281	Host Hotels & Resorts, Inc. (a)	61,629
3,293	Kimco Realty Corp. (c)	44,554
1,334	Plum Creek Timber Co., Inc.	50,372
3,878	ProLogis (c)	53,090
1,112	Public Storage (c)	90,572
2,351	Simon Property Group, Inc. (c)	187,610
1,284	Ventas, Inc.	56,162
1,285	Vornado Realty Trust (c)	89,873
		974,662
	Real Estate Management & Development — 0.0% (g)
2,211	CB Richard Ellis Group, Inc., Class A (a)	30,003
	Thrifts & Mortgage Finance — 0.1%
3,875	Hudson City Bancorp, Inc. (c)	53,204
2,854	People’s United Financial, Inc.	47,662
		100,866
	Total Financials	11,701,381
	Health Care — 12.5%
	Biotechnology — 1.5%
8,296	Amgen, Inc. (a)	469,305
2,370	Biogen Idec, Inc. (a)	126,795
3,767	Celgene Corp. (a)	209,746
612	Cephalon, Inc. (a) (c)	38,195
2,175	Genzyme Corp. (a)	106,597
7,376	Gilead Sciences, Inc. (a)	319,233
		1,269,871
	Health Care Equipment & Supplies — 2.0%
4,941	Baxter International, Inc.	289,938
1,943	Becton, Dickinson & Co.	153,225
12,380	Boston Scientific Corp. (a) (c)	111,420
791	C.R. Bard, Inc.	61,619
1,452	CareFusion Corp. (a)	36,314
1,246	DENTSPLY International, Inc.	43,822
1,329	Hospira, Inc. (a)	67,779
313	Intuitive Surgical, Inc. (a) (c)	94,939
9,071	Medtronic, Inc.	398,943
2,740	St. Jude Medical, Inc. (a)	100,777
2,315	Stryker Corp.	116,606
1,020	Varian Medical Systems, Inc. (a) (c)	47,787
1,746	Zimmer Holdings, Inc. (a)	103,206
		1,626,375
	Health Care Providers & Services — 2.2%
3,553	Aetna, Inc. (c)	112,630
2,361	AmerisourceBergen Corp.	61,551
2,973	Cardinal Health, Inc.	95,849
2,241	CIGNA Corp. (c)	79,040
1,213	Coventry Health Care, Inc. (a)	29,464
838	DaVita, Inc. (a)	49,224
2,252	Express Scripts, Inc. (a)	194,685
1,392	Humana, Inc. (a)	61,095
870	Laboratory Corp. of America Holdings (a)	65,111
2,196	McKesson Corp.	137,250
3,908	Medco Health Solutions, Inc. (a)	249,760
763	Patterson Cos., Inc. (a)	21,349
1,273	Quest Diagnostics, Inc.	76,864
3,549	Tenet Healthcare Corp. (a)	19,129
9,524	UnitedHealth Group, Inc.	290,292
3,757	WellPoint, Inc. (a)	218,996
		1,762,289
	Health Care Technology — 0.0% (g)
1,495	IMS Health, Inc.	31,485
	Life Sciences Tools & Services — 0.4%
1,461	Life Technologies Corp. (a)	76,308
456	Millipore Corp. (a)	32,992
957	PerkinElmer, Inc.	19,705
3,347	Thermo Fisher Scientific, Inc. (a)	159,618
776	Waters Corp. (a)	48,081
		336,704

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   7

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Pharmaceuticals — 6.4%
12,677	Abbott Laboratories	684,431
2,520	Allergan, Inc.	158,785
14,025	Bristol-Myers Squibb Co.	354,131
8,287	Eli Lilly & Co.	295,929
2,473	Forest Laboratories, Inc. (a)	79,408
22,614	Johnson & Johnson	1,456,568
2,035	King Pharmaceuticals, Inc. (a)	24,970
25,035	Merck & Co., Inc.	914,779
2,505	Mylan, Inc. (a) (c)	46,167
66,139	Pfizer, Inc.	1,203,068
870	Watson Pharmaceuticals, Inc. (a) (c)	34,461
		5,252,697
	Total Health Care	10,279,421
	Industrials — 10.1%
	Aerospace & Defense — 2.7%
5,955	Boeing Co.	322,344
3,162	General Dynamics Corp.	215,554
1,019	Goodrich Corp. (c)	65,471
6,254	Honeywell International, Inc.	245,157
1,497	ITT Corp.	74,461
953	L-3 Communications Holdings, Inc.	82,863
2,622	Lockheed Martin Corp.	197,568
2,572	Northrop Grumman Corp.	143,646
1,153	Precision Castparts Corp. (c)	127,234
3,141	Raytheon Co.	161,824
1,289	Rockwell Collins, Inc.	71,359
7,684	United Technologies Corp.	533,346
		2,240,827
	Air Freight & Logistics — 1.0%
1,375	C.H. Robinson Worldwide, Inc.	80,754
1,738	Expeditors International of Washington, Inc.	60,361
2,561	FedEx Corp.	213,715
8,137	United Parcel Service, Inc., Class B	466,820
		821,650
	Airlines — 0.1%
6,081	Southwest Airlines Co.	69,506
	Building Products — 0.1%
2,943	Masco Corp.	40,643
	Commercial Services & Supplies — 0.5%
924	Avery Dennison Corp.	33,717
1,078	Cintas Corp.	28,082
1,483	Iron Mountain, Inc. (a)	33,753
1,698	Pitney Bowes, Inc. (c)	38,646
1,683	R.R. Donnelley & Sons Co.	37,480
2,648	Republic Services, Inc.	74,965
690	Stericycle, Inc. (a)	38,067
4,013	Waste Management, Inc.	135,680
		420,390
	Construction & Engineering — 0.2%
1,467	Fluor Corp.	66,074
1,019	Jacobs Engineering Group, Inc. (a)	38,324
1,720	Quanta Services, Inc. (a)	35,845
		140,243
	Electrical Equipment — 0.5%
6,165	Emerson Electric Co.	262,629
398	First Solar, Inc. (a) (c)	53,889
1,166	Rockwell Automation, Inc.	54,779
784	Roper Industries, Inc.	41,058
		412,355
	Industrial Conglomerates — 2.2%
5,803	3M Co.	479,734
87,268	General Electric Co.	1,320,365
2,222	Textron, Inc.	41,796
		1,841,895
	Machinery — 1.6%
5,104	Caterpillar, Inc.	290,877
1,654	Cummins, Inc.	75,852
2,133	Danaher Corp.	160,402
3,467	Deere & Co.	187,530
1,526	Dover Corp.	63,497
1,359	Eaton Corp.	86,459
458	Flowserve Corp.	43,295
3,161	Illinois Tool Works, Inc.	151,696
2,979	PACCAR, Inc. (c)	108,048
958	Pall Corp.	34,680
1,317	Parker Hannifin Corp.	70,960
473	Snap-On, Inc. (c)	19,989
659	Stanley Works (The)	33,945
		1,327,230
	Professional Services — 0.1%
426	Dun & Bradstreet Corp.	35,941
1,037	Equifax, Inc.	32,033
1,030	Monster Worldwide, Inc. (a) (c)	17,922
1,237	Robert Half International, Inc. (c)	33,065
		118,961
	Road & Rail — 1.0%
2,148	Burlington Northern Santa Fe Corp.	211,836

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Road & Rail — Continued
3,217	CSX Corp. (c)	155,992
3,015	Norfolk Southern Corp. (c)	158,046
459	Ryder System, Inc.	18,897
4,135	Union Pacific Corp.	264,227
		808,998
	Trading Companies & Distributors — 0.1%
1,082	Fastenal Co.	45,054
518	W.W. Grainger, Inc. (c)	50,158
		95,212
	Total Industrials	8,337,910
	Information Technology — 19.7%
	Communications Equipment — 2.6%
47,149	Cisco Systems, Inc. (a)	1,128,747
1,080	Harris Corp.	51,354
1,825	JDS Uniphase Corp. (a)	15,056
4,307	Juniper Networks, Inc. (a)	114,868
18,941	Motorola, Inc. (a)	146,982
13,690	QUALCOMM, Inc.	633,300
3,165	Tellabs, Inc. (a)	17,977
		2,108,284
	Computers & Peripherals — 5.9%
7,382	Apple, Inc. (a)	1,556,569
14,113	Dell, Inc. (a)	202,663
16,719	EMC Corp. (a) (c)	292,081
19,434	Hewlett-Packard Co.	1,001,045
10,766	International Business Machines Corp.	1,409,269
640	Lexmark International, Inc., Class A (a)	16,627
2,778	NetApp, Inc. (a)	95,536
939	QLogic Corp. (a) (c)	17,719
1,870	SanDisk Corp. (a) (c)	54,211
6,175	Sun Microsystems, Inc. (a)	57,860
1,403	Teradata Corp. (a)	44,096
1,847	Western Digital Corp. (a)	81,545
		4,829,221
	Electronic Equipment, Instruments & Components — 0.6%
2,829	Agilent Technologies, Inc. (a)	87,897
1,406	Amphenol Corp., Class A	64,929
12,754	Corning, Inc.	246,280
1,244	FLIR Systems, Inc. (a)	40,703
1,562	Jabil Circuit, Inc.	27,132
1,111	Molex, Inc.	23,942
		490,883
	Internet Software & Services — 2.0%
1,404	Akamai Technologies, Inc. (a)	35,563
1	AOL, Inc. (a)	13
9,220	eBay, Inc. (a)	217,039
1,976	Google, Inc., Class A (a) (c)	1,225,080
1,576	VeriSign, Inc. (a)	38,202
9,761	Yahoo!, Inc. (a)	163,790
		1,679,687
	IT Services — 1.6%
800	Affiliated Computer Services, Inc., Class A (a)	47,752
4,136	Automatic Data Processing, Inc.	177,104
2,416	Cognizant Technology Solutions Corp., Class A (a)	109,445
1,249	Computer Sciences Corp. (a)	71,855
2,687	Fidelity National Information Services, Inc.	62,983
1,261	Fiserv, Inc. (a)	61,133
787	MasterCard, Inc., Class A (c)	201,456
2,636	Paychex, Inc. (c)	80,767
2,510	SAIC, Inc. (a)	47,540
1,616	Total System Services, Inc.	27,908
3,671	Visa, Inc., Class A	321,066
5,673	Western Union Co. (The)	106,936
		1,315,945
	Office Electronics — 0.1%
7,124	Xerox Corp. (c)	60,269
	Semiconductors & Semiconductor Equipment — 2.6%
4,615	Advanced Micro Devices, Inc. (a) (c)	44,673
2,421	Altera Corp. (c)	54,787
2,392	Analog Devices, Inc. (c)	75,539
10,931	Applied Materials, Inc. (c)	152,378
3,530	Broadcom Corp., Class A (a)	111,019
45,259	Intel Corp.	923,284
1,401	KLA-Tencor Corp. (c)	50,660
1,829	Linear Technology Corp.	55,858
5,353	LSI Corp. (a)	32,172
1,832	MEMC Electronic Materials, Inc. (a)	24,952
1,505	Microchip Technology, Inc. (c)	43,735
6,966	Micron Technology, Inc. (a)	73,561
1,939	National Semiconductor Corp. (c)	29,783
795	Novellus Systems, Inc. (a) (c)	18,555
4,548	NVIDIA Corp. (a)	84,957
1,433	Teradyne, Inc. (a) (c)	15,376
10,269	Texas Instruments, Inc.	267,610
2,269	Xilinx, Inc.	56,861
		2,115,760

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   9

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Software — 4.3%
4,293	Adobe Systems, Inc. (a)	157,897
1,883	Autodesk, Inc. (a)	47,847
1,503	BMC Software, Inc. (a)	60,270
3,250	CA, Inc.	72,995
1,500	Citrix Systems, Inc. (a)	62,415
1,889	Compuware Corp. (a)	13,658
2,668	Electronic Arts, Inc. (a)	47,357
2,596	Intuit, Inc. (a)	79,723
1,293	McAfee, Inc. (a)	52,457
63,314	Microsoft Corp.	1,930,444
2,842	Novell, Inc. (a)	11,794
32,049	Oracle Corp.	786,482
1,539	Red Hat, Inc. (a)	47,555
901	Salesforce.com, Inc. (a) (c)	66,467
6,643	Symantec Corp. (a)	118,843
		3,556,204
	Total Information Technology	16,156,253
	Materials — 3.6%
	Chemicals — 1.9%
1,735	Air Products & Chemicals, Inc.	140,639
673	Airgas, Inc.	32,035
398	CF Industries Holdings, Inc.	36,130
9,374	Dow Chemical Co. (The)	259,004
7,407	E.l. du Pont de Nemours & Co. (c)	249,394
596	Eastman Chemical Co.	35,903
1,947	Ecolab, Inc.	86,797
593	FMC Corp.	33,066
648	International Flavors & Fragrances, Inc.	26,659
4,467	Monsanto Co.	365,177
1,369	PPG Industries, Inc.	80,141
2,515	Praxair, Inc.	201,980
997	Sigma-Aldrich Corp.	50,378
		1,597,303
	Construction Materials — 0.1%
1,028	Vulcan Materials Co. (c)	54,145
	Containers & Packaging — 0.2%
771	Ball Corp.	39,861
887	Bemis Co., Inc.	26,299
1,381	Owens-Illinois, Inc. (a)	45,393
1,084	Pactiv Corp. (a)	26,168
1,303	Sealed Air Corp.	28,484
		166,205
	Metals & Mining — 1.1%
896	AK Steel Holding Corp.	19,130
7,986	Alcoa, Inc.	128,734
804	Allegheny Technologies, Inc.	35,995
1,073	Cliffs Natural Resources, Inc.	49,455
3,523	Freeport-McMoRan Copper & Gold, Inc. (a)	282,862
4,017	Newmont Mining Corp.	190,044
2,580	Nucor Corp.	120,357
693	Titanium Metals Corp. (a) (c)	8,676
1,175	United States Steel Corp. (c)	64,766
		900,019
	Paper & Forest Products — 0.3%
3,550	International Paper Co.	95,069
1,403	MeadWestvaco Corp.	40,168
1,732	Weyerhaeuser Co.	74,718
		209,955
	Total Materials	2,927,627
	Telecommunication Services — 3.1%
	Diversified Telecommunication Services — 2.8%
48,365	AT&T, Inc.	1,355,671
2,439	CenturyTel, Inc.	88,316
2,560	Frontier Communications Corp.	19,993
12,170	Qwest Communications International, Inc.	51,236
23,282	Verizon Communications, Inc.	771,333
3,580	Windstream Corp.	39,344
		2,325,893
	Wireless Telecommunication Services — 0.3%
3,290	American Tower Corp., Class A (a)	142,161
2,137	MetroPCS Communications, Inc. (a)	16,305
24,334	Sprint Nextel Corp. (a) (c)	89,063
		247,529
	Total Telecommunication Services	2,573,422
	Utilities — 3.7%
	Electric Utilities — 2.0%
1,390	Allegheny Energy, Inc.	32,637
3,915	American Electric Power Co., Inc.	136,203
10,693	Duke Energy Corp.	184,027
2,670	Edison International	92,863
1,549	Entergy Corp.	126,770
5,404	Exelon Corp.	264,093
2,498	FirstEnergy Corp.	116,032
3,388	FPL Group, Inc. (c)	178,954
1,438	Northeast Utilities (c)	37,086
1,816	Pepco Holdings, Inc.	30,600
830	Pinnacle West Capital Corp.	30,361
3,090	PPL Corp.	99,838

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Electric Utilities — Continued
2,292	Progress Energy, Inc.	93,995
6,559	Southern Co.	218,546
		1,642,005
	Gas Utilities — 0.1%
1,073	EQT Corp. (c)	47,126
371	Nicor, Inc.	15,619
1,429	Questar Corp.	59,404
		122,149
	Independent Power Producers & Energy Traders — 0.2%
5,472	AES Corp. (The) (a)	72,832
1,647	Constellation Energy Group, Inc.	57,925
		130,757
	Multi-Utilities — 1.4%
1,942	Ameren Corp.	54,279
3,200	CenterPoint Energy, Inc.	46,432
1,882	CMS Energy Corp. (c)	29,472
2,300	Consolidated Edison, Inc.	104,489
4,895	Dominion Resources, Inc.	190,513
1,352	DTE Energy Co.	58,934
626	Integrys Energy Group, Inc.	26,286
2,260	NiSource, Inc.	34,759
3,040	PG&E Corp.	135,736
4,147	Public Service Enterprise Group, Inc.	137,888
908	SCANA Corp.	34,213
2,020	Sempra Energy	113,080
1,752	TECO Energy, Inc. (c)	28,417
958	Wisconsin Energy Corp.	47,737
3,743	Xcel Energy, Inc.	79,426
		1,121,661
	Total Utilities	3,016,572
	Total Common Stocks (Cost $79,861,800)	81,387,270
Short-Term Investments — 0.8%
	Investment Company — 0.6%
450,706	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (m)	450,706

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	U.S. Treasury Obligations — 0.2%
	U.S. Treasury Bills,
120,000	0.054%, 01/14/10 (k) (n)	119,999
35,000	0.113%, 05/20/10 (k) (n)	34,980
		154,979
	Total Short-Term Investments (Cost $605,688)	605,685

SHARES
Investments of Cash Collateral for Securities on Loan — 10.0%
	Investment Company — 10.0%
8,225,478	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $8,225,478)	8,225,478
	Total Investments — 110.0% (Cost $88,692,966)	90,218,433
	Liabilities in Excess of Other Assets — (10.0)%	(8,202,568)
	NET ASSETS — 100.0%	$82,015,865

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   11

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (continued)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 12/31/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
10	E-mini S&P 500	03/19/10	$555,350	$5,051

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(g)—	Amount rounds to less than 0.1%.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)—	The rate shown is the current yield as of December 31, 2009.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(n)—	The rate shown is the effective yield at the date of purchase.

(q)—	Investment in affiliate. This security is included in an index in which the Portfolio, as an index fund, invests.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2009

Equity Index Portfolio
ASSETS:
Investments in non-affiliates, at value	$80,196,225
Investments in affiliates, at value	10,022,208
Total investment securities, at value	90,218,433
Receivables:
Portfolio shares sold	21,008
Interest and dividends	110,421
Total Assets	90,349,862

LIABILITIES:
Payables:
Investment securities purchased	15,445
Collateral for securities lending program	8,225,478
Portfolio shares redeemed	16,198
Variation margin on futures contracts	6,270
Accrued liabilities:
Investment advisory fees	4,221
Administration fees	8,265
Custodian and accounting fees	16,619
Trustees’ and Chief Compliance Officer’s fees	620
Other	40,881
Total Liabilities	8,333,997
Net Assets	$82,015,865

NET ASSETS:
Paid in capital	$91,911,642
Accumulated undistributed (distributions in excess of) net investment income	1,702,564
Accumulated net realized gains (losses)	(13,128,859)
Net unrealized appreciation (depreciation)	1,530,518
Total Net Assets	$82,015,865

Outstanding units of beneficial interest (shares)
(unlimited amount authorized; no par value):	8,414,961

Net asset value, offering and redemption price per share	$9.75

Cost of investments in non-affiliates	$78,887,675
Cost of investments in affiliates	9,805,291
Value of securities on loan	7,965,237

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   13

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009

Equity Index Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$238
Dividend income from non-affiliates	1,945,451
Dividend income from affiliates	22,173
Income from securities lending (net)	50,115
Total investment income	2,017,977

EXPENSES:
Investment advisory fees	190,063
Administration fees	78,711
Custodian and accounting fees	83,402
Interest expense to affiliates	218
Professional fees	47,551
Trustees’ and Chief Compliance Officer’s fees	760
Printing and mailing costs	46,989
Transfer agent fees	7,836
Other	15,317
Total expenses	470,847
Less amounts waived	(167,452)
Less earnings credits	(1)
Net expenses	303,394
Net investment income (loss)	1,714,583

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(5,605,620)
Investments in affiliates	9,937
Futures	166,369
Net realized gain (loss)	(5,429,314)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	21,690,356
Investments in affiliates	357,597
Futures	(9,087)
Change in net unrealized appreciation (depreciation)	22,038,866
Net realized/unrealized gains (losses)	16,609,552
Change in net assets resulting from operations	$18,324,135

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Equity Index Portfolio
	Year Ended 12/31/2009	Year Ended 12/31/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,714,583	$2,043,550
Net realized gain (loss)	(5,429,314)	(3,722,181)
Change in net unrealized appreciation (depreciation)	22,038,866	(44,329,437)
Change in net assets resulting from operations	18,324,135	(46,008,068)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,014,130)	(2,165,120)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	8,129,209	13,750,436
Dividends and distributions reinvested	2,014,130	2,165,120
Cost of shares redeemed	(18,766,662)	(25,445,331)
Total change in net assets from capital transactions	(8,623,323)	(9,529,775)

NET ASSETS:
Change in net assets	7,686,682	(57,702,963)
Beginning of period	74,329,183	132,032,146
End of period	$82,015,865	$74,329,183
Accumulated undistributed (distributions in excess of) net investment income	$1,702,564	$2,012,421

SHARE TRANSACTIONS:
Issued	1,021,872	1,300,043
Reinvested	269,991	189,590
Redeemed	(2,246,125)	(2,382,850)
Change in Shares	(954,262)	(893,217)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   15

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class 1

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income
Equity Index Portfolio
Year Ended December 31, 2009	$7.93	$0.20	(c)	$1.83	(c)	$2.03	$(0.21)
Year Ended December 31, 2008	12.87	0.21	(d)	(4.93	)(e)	(4.72)	(0.22)
Year Ended December 31, 2007	12.43	0.22		0.41		0.63	(0.19)
Year Ended December 31, 2006	10.92	0.19		1.48		1.67	(0.16)
Year Ended December 31, 2005	10.61	0.15		0.31		0.46	(0.15)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(c)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $1.82, the total return would have been 26.31%, and the net investment income (loss) ratio would have been 2.23%. The impact on net investment income (loss) per share was less than $0.01.

(d)	Calculated based upon average shares outstanding.

(e)	Includes a gain resulting from a litigation payment on a security owned in a prior year. Without this gain, the net realized and unrealized gains (losses) on investments per share would have been $(4.94) and the total return would have been (37.28)%.

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

	Ratios/Supplemental data
				Ratios to average net assets

Net asset value, end of period	Total return (a)		Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate

$9.75	26.44	%(c)	$82,016	0.40%	2.25	%(c)	0.62%	13%
7.93	(37.21	)(e)	74,329	0.40	1.95		0.52	12
12.87	5.10		132,032	0.40	1.56		0.53	6
12.43	15.42		144,097	0.40	1.54		0.57	7
10.92	4.46		136,929	0.46	1.41		0.51	12

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   17

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Class Offered	Diversified/Non-Diversified
Equity Index Portfolio	Class 1	Diversified

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•  Level 1 — quoted prices in active markets for identical securities

•  Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

18   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities #	$90,063,454	$154,979	$—	$90,218,433
Appreciation in Other Financial Instruments Futures Contracts	$5,051	$—	$—	$5,051

#	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the Schedule of Portfolio Investments (“SOI”). Level 2 consists of U.S. Treasury Bills that are held for futures collateral. Please refer to the SOI for industry specifics of the portfolio holdings.

B.  Futures Contracts — The Portfolio uses index futures contracts to gain or reduce exposure to the stock market, enhance returns, maintain liquidity and minimize transaction costs. The Portfolio buys futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified security or financial index over a predetermined time period. Upon entering into a futures contract, the Portfolio is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the Schedule of Portfolio Investments and cash deposited is recorded on the Statement of Assets and Liabilities. Receivable and/or payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying index. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

Futures contracts notional amounts and values as of December 31, 2009, which are disclosed in the accompanying Schedule of Portfolio Investments, are indicative of the volume of the Portfolio’s futures contracts activities over the reporting period.

C.  Transactions with Affiliates — An issuer which is under common control with the Portfolio may be considered an affiliate. For purposes of the report, the Portfolio assumes the following to be affiliated issuers:

	For the year ended December 31, 2009
Affiliate	Value at December 31, 2008	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend/ Interest Income	Shares at December 31, 2009	Value at December 31, 2009
JPMorgan Chase & Co. (Common Stock)	$1,097,054	$134,574	$253,137	$9,937	$18,545	32,302	$1,346,024
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	923,426	17,148,689	17,621,409	—	3,628	450,706	450,706
JPMorgan Prime Money Market Fund, Capital Shares*	357,175	59,940,707	52,072,404	—	19,561	8,225,478	8,225,478
Total	$2,377,655			$9,937	$41,734		$10,022,208

*	Represents investment of cash collateral related to securities on loan, as described in Note 2.D. Dividend income earned from this investment is included in, and represents a significant portion of, Income from securities lending (net) in the Statement of Operations.

D.  Securities Lending — The Portfolio may lend securities to brokers approved by its advisor in order to generate additional income. Goldman Sachs Bank USA (“GS Bank”) serves as lending agent for the Portfolio. Securities loaned are collateralized by cash, which is invested in approved instruments (“collateral investments”), in accordance with investment guidelines. Upon termination of the loan, the Portfolio is required to return to the borrower the posted cash collateral. Loans are subject to termination by the Portfolio or the borrower at any time.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   19

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (continued)

Securities lending income is comprised of income earned on cash collateral investments, net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statement of Operations. The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as dividend or interest income, respectively, on the Statement of Operations. For the year ended December 31, 2009, the Portfolio earned $19,561 from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest. The securities lending agreement with GS Bank requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of cash collateral investments are disclosed in the Schedule of Portfolio Investments. At December 31, 2009, the value of outstanding securities on loan and the value of collateral investments were as follows:

Value of Securities On Loan	Cash Collateral Posted by Borrower	Total Value of Collateral Investments
$7,965,237	$8,225,478	$8,225,478

The Portfolio bears the risk of loss associated with the investment of the cash collateral and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted, when the Advisor does not believe that it is prudent to sell the cash collateral investments to fund this liability.

Securities lending involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GS Bank has agreed to indemnify the Portfolio from losses resulting from a borrower failure to return a loaned security.

The Portfolio invests cash collateral amounts received from borrowers in the JPMorgan Prime Money Market Fund — Capital Shares. The Advisor of the Portfolio waived fees associated with the Portfolio’s investment in JPMorgan Prime Money Market Fund of $4,590. This amount offsets the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Portfolio’s investment in such fund. A portion of the waiver is voluntary.

E.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

F.  Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

G.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Portfolio’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws or regulations. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$(2,459)	$(10,310)	$12,769

20   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

The reclassifications for the Portfolio relate primarily to distributions from investments in real estate investment trusts.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (“JPMIA” or the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.25%.

Effective January 1, 2010, the investment advisory business of JPMIA was transferred to J.P. Morgan Investment Management Inc. (“JPMIM”) and JPMIM became the investment advisor for the Portfolio, assuming all rights and responsibilities of JPMIA with respect to the Portfolio. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan. The appointment of JPMIM did not change the portfolio management team, investment strategies, investment advisory fees charged to the Portfolio or the terms of the investment advisory agreement (other than the identity of the advisor).

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2009, the annual effective rate was 0.10% of the Portfolio’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E.  Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.40% of the Portfolio’s average daily net assets.

The contractual expense limitation agreements were in effect for the year ended December 31, 2009. The expense limitation percentage above is in place until at least April 30, 2010.

For the year ended December 31, 2009, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expects the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory	Administration	Total
$162,002	$4,534	$166,536

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the year ended December 31, 2009 (excluding the waiver disclosed in Note 2.D. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) was $916.

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   21

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (continued)

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2009, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the year ended December 31, 2009, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2009, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$9,807,432	$18,215,235

During the year ended December 31, 2009, there were no purchases or sales of U.S. Government Securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2009, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$95,660,038	$12,007,265	$17,448,870	$(5,441,605)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$2,014,130	$2,014,130

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$2,165,120	$2,165,120

At December 31, 2009 the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$1,705,476	$(5,705,775)	$(5,441,605)

The cumulative time differences primarily consist of trustee deferred compensation and wash sale loss deferrals.

22   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

As of December 31, 2009 the Portfolio had the following net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2010	2014	2016	2017	Total
$1,962,807	$289,171	$696,125	$2,757,672	$5,705,775

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2009, the Portfolio deferred to January 1, 2010 post-October capital losses of $450,961.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2009, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

8. Subsequent Event

Management has evaluated all subsequent transactions and events after the balance sheet date through February 16, 2010, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust Equity Index Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Equity Index Portfolio (a separate Portfolio of JPMorgan Insurance Trust) (hereafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 16, 2010

24   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	132	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	132	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (packaging manufacturer) (2007–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	132	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).
Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	132	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	132	Director, Center for Deaf and Hard of Hearing (1990–present).
Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	132	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	132	Trustee, Stratton Mountain School (2001–present).

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   25

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	132	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	132	Trustee, Morgan Stanley Funds (164 portfolios) (1992–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, JP Greene & Associates, LLC (broker-dealer) (2000–2009); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	132	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	132	None.
Interested Trustees
Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	132	None.
Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	132
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (132 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Portfolio’s investment adviser is a wholly-owned subsidiary of JPMorgan Chase & Co.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

26   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the J.P. Morgan Funds. Mr. Gatch has been an employee of J.P. Morgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, J.P. Morgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, J.P. Morgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Joy C. Dowd (1972), Assistant Treasurer (2009)
Vice President, JPMorgan Funds Management, Inc. since December 2008; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   27

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs: including investment advisory, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2009, and continued to hold your shares at the end of the reporting period, December 31, 2009.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2009	Ending Account Value, December 31, 2009	Expenses Paid During July 1, 2009 to December 31, 2009*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$1,224.90	$2.24	0.40%
Hypothetical	1,000.00	1,023.19	2.04	0.40

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

28   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees held meetings in person in June and August 2009, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment subcommittees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the J.P. Morgan Funds, including the Portfolio. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 19, 2009.

The Trustees, as part of their review of the investment advisory arrangements for the Portfolio, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Portfolio. This information includes the Portfolio’s performance against the Portfolio’s peers and benchmarks and analyses by the Advisor of the Portfolio’s performance. The Advisor also periodically provides comparative information regarding the Portfolio’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including, with respect to certain Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Portfolio and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the Portfolio. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Portfolio, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   29

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for certain of the J.P. Morgan Funds.

The Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA for custody and fund accounting, securities lending, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Portfolio would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered and actually charged to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Portfolio relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three-, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Advisor. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted that the Portfolio’s performance was in the third quintile for each of the one-, three-, and five-year periods ended December 31, 2008. The Trustees discussed the performance and investment strategy of the Portfolio with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rate. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses were in the second and third quintiles,

30   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

respectively, of their Universe Group. The Trustees also considered information provided by JPMFM and JPMorgan Distribution Services, Inc. related to the structure and distribution strategy of the Portfolio and, in light of this information, concluded that the Advisory fees were reasonable.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   31

Tax Letter
(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2009. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2009. The information necessary to complete your income tax returns for the calendar year ending December 31, 2009 will be received under separate cover.

Dividends Received Deductions (DRD)

100.00% of ordinary income distributions were eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended December 31, 2009.

32   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. December 2009.	AN-JPMITEIP-1209

Annual Report

JPMorgan Insurance Trust

December 31, 2009

JPMorgan Insurance Trust International Equity Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	5
Financial Statements	8
Financial Highlights	12
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	21
Trustees	22
Officers	24
Schedule of Shareholder Expenses	25
Board Approval of Investment Advisory Agreement	26

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JANUARY 15, 2010 (Unaudited)

Dear Shareholder:

It is hard to imagine a more negative and confusing environment than the one we faced one year ago. At the time, the global financial system was in the midst of an unprecedented crisis, stock markets were crashing around the world and the U.S. economy was in the midst of its worst recession since World War II. Today, things look better in many ways; the financial crisis has abated, stock markets are up substantially from their lows, and the economy appears to have embarked on a recovery.

“Today, things look better in many ways; the financial crisis has abated, stock markets are up substantially from their lows, and the economy appears to have embarked on a recovery.”

While this is welcomed, we, like you, are aware of how far we still have to go to return to “normal” in terms of the economy and markets. Pent-up demand—combined with monetary and fiscal stimulus — may have ignited the recovery, but the recovery will need job growth to sustain itself. While we do expect job growth to eventually materialize, the economy remains vulnerable to a relapse on the road to recovery. Therefore, it makes sense to maintain a diversified portfolio — one that can benefit from a recovery maturing into a full-fledged expansion, while still providing some protection from any potential retreat from that path.

Equity markets move sharply higher

After a dismal 2008, equities continued to sink in early 2009, with the Standard & Poor’s 500 Index (“S&P 500 Index”) dropping to a 14-year low on March 9. From that point on, however, equity markets rebounded strongly and by the end of December the S&P 500 Index had risen by 26.5% for the year to a level of 1,115.

From an equity style perspective, mid cap companies surged ahead of their small and large cap counterparts over the past 12 months (40.5%, according to the Russell Midcap Index, compared to 28.4% and 27.2%, as measured by the Russell 1000 and the Russell 2000 Indexes, respectively). Overall, growth stocks fared better than value in the large cap space, reflecting the heavy weighting of financial companies among the latter. The Russell 1000 Growth Index returned 37.2% for the 12-month period, compared to 19.7% for the Russell 1000 Value Index. Moving down the capitalization spectrum, the Russell Midcap Growth and the Midcap Value Indices returned 46.3% and 34.2%, respectively. In the small cap segment, the Russell 2000 Growth Index returned 34.5%, while the Russell 2000 Value Index provided a 20.6% return.

After turning in a dismal performance at the end of 2008, overseas stocks also posted strong gains, particularly in the emerging markets countries of Brazil, Russia, India, and China. The MSCI Emerging Markets Index returned an impressive 79.0% gross return for the 12-month reporting period, while the MSCI EAFE Index returned 32.5% (gross) for the same period.

Treasury markets decline as investors seek higher yields

Credit-related areas of the fixed income markets staged their own rebound in 2009 as investors fled to the mortgage, investment-grade corporate and high yield areas of the market, all of which posted strong gains. Treasury markets, however, declined as investors retreated from the “flight to safety” that they took in 2008. Within this environment, the Barclays Capital U.S. Aggregate Index returned a modest 5.9% for the 12-month period. The Barclays Capital High Yield Index returned a spectacular 58.2%, while the Barclays Capital Emerging Markets Index returned 34.2%. Yields on the benchmark 10-year Treasury climbed from 2.3% 12 months ago to 3.9% as of the end of the reporting period. Yields on the 30-year benchmark were 4.6%, compared to 2.7% 12 months ago, while yields on the two-year note also rose, from 0.8% to 1.11%.

Manage risks on the road to recovery

Both the Federal Reserve and the Federal Government have taken unprecedented steps to aid the economy. Although the effectiveness of these measures will be debated for years to come, the economy appears to be improving whether due to government stimulus or not. Less controversial, however, are the eventual negative side effects of these actions. In the long run, the debt incurred by the Federal Government to stimulate the economy should result in both higher taxes and higher long-term interest rates. While the New Year may bring investors some new investing opportunities, it’s also important to safeguard portfolios against potential risks by maintaining a balanced approach including a diverse array of fixed income and alternative asset classes.

On behalf of everyone at J.P. Morgan Asset Management, I would like to wish you a very happy and prosperous new year. We look forward to continuing to support your investment goals in 2010 and beyond. Should you have any questions, please visit our website at www.jpmorganfunds.com, or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust International Equity Portfolio

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	January 3, 1995**
Fiscal Year End	December 31
Net Assets as of 12/31/2009	$43,992,511
Primary Benchmark	Morgan Stanley Capital International (MSCI) EAFE Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust International Equity Portfolio, which seeks to provide high total return from a portfolio of equity securities of foreign companies,* returned 34.91%** (Class 1 Shares) for the 12 months ended December 31, 2009. This compares to the 31.78% return for the MSCI EAFE Index (the “Index”) for the same period. Total return consists of capital growth and income.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The Portfolio outperformed the Index during the reporting period. As was the case in the U.S., the international equity markets continued to be weak early in the reporting period due to the ongoing fallout from the turmoil in the financial markets, the weakening global economy, concerns regarding corporate profits and heightened risk aversion. After the Index declined 9.84% and 10.23%, respectively, in January and February 2009, the underlying stocks within the Index then started to rally in March, and the Index rose during nine of the last ten months of the reporting period. The market’s turnaround was attributed to a number of factors, including optimism regarding central banks’ actions to revitalize their economies and positive earnings surprises. In addition, investor risk aversion seemed to abate, as there were increasing signs that the global economy was on the road to recovery.

During the reporting period, the Portfolio added value in all 10 sectors contained in the Index. The largest contributors to performance during the period were the Portfolio’s exposures to the consumer discretionary and utilities sectors. While stock selection in financials benefited performance, the Portfolio’s underweight position versus the Index in the sector was a modest detractor from results, as was an underweight in the Pacific ex-Japan region.

At the individual stock level, luxury fashion clothing and accessories companies Burberry Group plc. and PPR (which owns Gucci) contributed to performance. These stocks performed poorly in 2008 due to the global recession. However, we believed that their stock prices had fallen too sharply given their strong franchises and their potential to gain market share at the expense of weaker competitors. A decision to establish positions in these stocks early on was rewarded as they rallied and generated positive results during the period as a whole. The Portfolio also benefited from its underweight exposure versus the Index to Japanese utilities companies. While this defensive sector held up relatively well in late 2008, it subsequently performed poorly as more cyclical stocks generated superior returns as the fiscal year progressed. Another positive contributor was the Portfolio’s position in Cia Vale do Rio Doce (“Vale”). Vale is one of the world’s leading producers of iron ore, which is a key component in the manufacturing of steel. The company has a significant and readily accessible iron ore deposit and the necessary infrastructure to extract the metal and bring it to market. Demand for iron ore from China remained strong as its economy continued to expand during the fiscal year.

Stock selection in the financials sector was favorable but, as discussed earlier, those gains were partially offset by our underweight position in the sector. In particular, a lack of exposure to strong performing banks in Australia detracted, as companies such as Commonwealth Bank of Australia and Australia & New Zealand Banking Group Ltd. saw their shares move sharply higher. Australia skirted a recession in 2009 and investor sentiment surrounding the stocks seemed to improve as a result. Another notable detractor from performance was the Japanese electronic gaming company, Nintendo Co., Ltd. This holding hurt performance due to concerns about its revenues given the weak economy and fears of moderating sales for its Wii gaming console. There were also fears regarding future revenues generated by its handheld products, such as the Gameboy, given the increased ability to download games onto devices such as the iPhone.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	We focused on stock selection in an attempt to build a diversified portfolio that consists of international equities demonstrating attractive earnings growth prospects at reasonable valuations. We aimed to identify large-cap, high-quality companies with solid growth profiles and solid financial positions.

2   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Total S.A. (France)	3.3%
2.	HSBC Holdings plc (United Kingdom)	2.8
3.	Nestle S.A. (Switzerland)	2.5
4.	BHP Billiton Ltd. (Australia)	2.4
5.	Vodafone Group plc (United Kingdom)	2.4
6.	Telefonica S.A. (Spain)	2.0
7.	Roche Holding AG (Switzerland)	2.0
8.	Standard Chartered plc (United Kingdom)	2.0
9.	Novartis AG (Switzerland)	1.9
10.	Royal Dutch Shell plc, Class A (Netherlands)	1.8

PORTFOLIO COMPOSITION BY COUNTRY***

United Kingdom	22.5%
Japan	16.9
France	13.7
Switzerland	11.1
Germany	7.1
Netherlands	4.8
Spain	4.0
Australia	3.3
Italy	3.1
Brazil	2.1
Hong Kong	2.0
China	1.8
Mexico	1.2
Israel	1.1
Finland	1.0
Others (each less than 1.0%)	4.3

*	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

**	The Portfolio acquired all of the assets and liabilities of JPMorgan International Equity Portfolio (“Predecessor Portfolio”) in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by the Portfolio and will be used going forward. As a result the inception date reflects that of the Predecessor Portfolio and the performance information reflects that of the Predecessor Portfolio for the periods prior to its reorganization with the Portfolio.
The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of December 31, 2009. The Portfolio’s composition is subject to change.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust International Equity Portfolio

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	1/3/95	34.91%	3.17%	0.18%
CLASS 2 SHARES	4/24/09	34.62	3.12	0.16

TEN YEAR PERFORMANCE (12/31/99 TO 12/31/09)

Source: Lipper Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual Funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Inception date for Class 1 Shares is January 3, 1995, which is the inception date of JPMorgan International Equity Portfolio (“Predecessor Portfolio”). International Equity Portfolio acquired all of the assets and liabilities of the Predecessor Portfolio in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by International Equity Portfolio and will be used going forward. As a result the performance for Class 1 Shares prior to April 25, 2009, is the performance of the Predecessor Portfolio.

Returns for Class 2 Shares prior to April 25, 2009 are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares and the Predecessor Portfolio.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust International Equity Portfolio, the MSCI EAFE Index and the Lipper Variable Underlying Funds International Core Funds Index from December 31, 1999 to December 31, 2009. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the MSCI EAFE Index does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The performance of the Lipper Variable Underlying Funds International Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The MSCI EAFE (Europe, Australia, Far East) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding U.S. and Canada. The Lipper Variable Underlying Funds International Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Portfolio may also be subject to the additional risk of non-diversified “regional” investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

JPMorgan Insurance Trust International Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.9%
	Australia — 3.3%
27,480	BHP Billiton Ltd. (m)	1,051,571
6,197	Rio Tinto Ltd. (m)	413,680
		1,465,251
	Belgium — 0.9%
7,510	Anheuser-Busch InBev N.V. (m)	388,772
	Brazil — 2.1%
9,952	Petroleo Brasileiro S.A., ADR (m)	474,511
15,125	Vale S.A., ADR (m)	439,079
		913,590
	China — 1.8%
58,000	China Life Insurance Co., Ltd., Class H (m)	283,810
19,500	China Mobile Ltd. (m)	181,438
405,000	Industrial & Commercial Bank of China, Class H (m)	333,543
		798,791
	Finland — 0.9%
32,320	Nokia OYJ (m)	417,898
	France — 13.7%
6,993	Accor S.A. (m)	382,672
23,199	AXA S.A.	544,689
9,260	BNP Paribas (m)	734,485
6,343	Cie de Saint-Gobain (m)	344,085
5,798	GDF Suez	251,176
4,425	Imerys S.A.	264,906
5,190	Lafarge S.A. (m)	427,418
3,640	LVMH Moet Hennessy Louis Vuitton S.A. (m)	408,145
3,388	Pernod-Ricard S.A. (m)	289,707
2,600	PPR (m)	312,092
8,061	Sanofi-Aventis S.A. (m)	633,940
22,290	Total S.A. (m)	1,431,686
		6,025,001
	Germany — 7.1%
6,110	Bayer AG (m)	488,944
16,621	E.ON AG (m)	697,651
3,649	Linde AG (m)	439,640
2,170	RWE AG (m)	210,582
10,348	SAP AG (m)	493,322
6,301	Siemens AG (m)	578,249
10,527	Symrise AG (m)	224,386
		3,132,774
	Greece — 0.2%
6,415	Piraeus Bank S.A. (a) (m)	73,615
	Hong Kong — 2.0%
160,000	CNOOC Ltd. (m)	249,271
49,500	Esprit Holdings Ltd. (m)	328,416
79,000	Hang Lung Properties Ltd. (m)	309,707
		887,394
	Israel — 1.1%
8,240	Teva Pharmaceutical Industries Ltd., ADR (m)	462,923
	Italy — 3.1%
21,060	ENI S.p.A. (m)	536,310
98,966	Intesa Sanpaolo S.p.A. (a) (m)	445,349
118,605	UniCredit S.p.A. (a) (m)	396,587
		1,378,246
	Japan — 16.9%
9,600	Astellas Pharma, Inc. (m)	358,165
16,500	Canon, Inc. (m)	701,885
5,200	East Japan Railway Co. (m)	329,060
23,100	Honda Motor Co., Ltd. (m)	783,753
198	Japan Tobacco, Inc. (m)	668,546
26,700	Komatsu Ltd. (m)	558,942
35,000	Kubota Corp. (m)	321,155
22,500	Mitsubishi Corp. (m)	560,443
74,200	Mitsubishi UFJ Financial Group, Inc. (m)	365,493
15,000	Mitsui Fudosan Co., Ltd. (m)	253,623
5,100	Murata Manufacturing Co., Ltd. (m)	254,527
4,900	Nidec Corp. (m)	452,872
1,600	Nintendo Co., Ltd. (m)	382,139
23,700	Nomura Holdings, Inc. (m)	176,249
6,100	Shin-Etsu Chemical Co., Ltd. (m)	344,396
35,900	Sumitomo Corp. (m)	365,561
10,100	Sumitomo Mitsui Financial Group, Inc. (m)	289,823
857	Yahoo! Japan Corp.	257,673
		7,424,305
	Macau — 0.3%
101,600	Wynn Macau Ltd. (a) (m)	125,142
	Mexico — 1.2%
6,230	America Movil S.A.B. de C.V., Series L, , ADR (m)	292,685
4,570	Fomento Economico Mexicano S.A.B. de C.V., ADR (m)	218,812
		511,497
	Netherlands — 4.7%
60,443	ING Groep N.V. CVA (a) (m)	582,090
31,860	Reed Elsevier N.V. (m)	390,901
26,602	Royal Dutch Shell plc, Class A	801,572
14,424	Wolters Kluwer N.V. (m)	315,449
		2,090,012

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust International Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	South Korea — 0.9%
560	Samsung Electronics Co., Ltd. (m)	384,009
	Spain — 4.0%
28,385	Banco Bilbao Vizcaya Argentaria S.A. (m)	517,318
5,160	Inditex S.A.	322,255
32,122	Telefonica S.A. (m)	899,064
		1,738,637
	Sweden — 0.4%
13,330	Atlas Copco AB, Class A (m)	195,949
	Switzerland — 11.0%
28,760	ABB Ltd. (a) (m)	554,186
6,621	Holcim Ltd. (a) (m)	514,567
22,678	Nestle S.A. (m)	1,100,646
15,579	Novartis AG (m)	850,757
5,121	Roche Holding AG (m)	875,757
126	SGS S.A. (m)	164,491
18,099	Xstrata plc (a) (m)	322,815
2,153	Zurich Financial Services AG (m)	470,697
		4,853,916
	Taiwan — 0.8%
29,926	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	342,353
	United Kingdom — 22.5%
10,490	Autonomy Corp. plc (a) (m)	254,744
57,327	Barclays plc (m)	252,609
40,160	BG Group plc (m)	725,141
34,999	British Land Co. plc (m)	269,505
32,788	Burberry Group plc (m)	314,916
83,381	Centrica plc (m)	377,679
27,489	GlaxoSmithKline plc (m)	582,929
108,966	HSBC Holdings plc (m)	1,239,481
55,469	ICAP plc (m)	382,572
18,670	Imperial Tobacco Group plc (m)	588,990
68,580	Man Group plc (m)	338,467
61,050	Marks & Spencer Group plc (m)	394,442
42,681	Prudential plc (m)	436,894
7,548	Rio Tinto plc (m)	407,568
34,512	Standard Chartered plc (m)	871,287
103,027	Tesco plc (m)	710,762
451,178	Vodafone Group plc (m)	1,044,799
53,292	Wm Morrison Supermarkets plc (m)	237,770
1	Wolseley plc (a) (m)	20
45,732	WPP plc (m)	447,273
		9,877,848
	Total Common Stocks (Cost $34,680,472)	43,487,923
Short-Term Investment — 0.9%
	Investment Company — 0.9%
400,000	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (Cost $400,000)	400,000
	Total Investments — 99.8% (Cost $35,080,472)	43,887,923
	Other Assets in Excess of Liabilities — 0.2%	104,588
	NET ASSETS — 100.0%	$43,992,511

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

Summary of Investments by Industry, December 31, 2009

The following table represents the portfolio investments of the Portfolio by industry classifications as a percentage of total investments:

Industry	Percentage
Commercial Banks	12.6%
Pharmaceuticals	9.7
Oil, Gas & Consumable Fuels	9.6
Metals & Mining	6.0
Insurance	4.0
Wireless Telecommunication Services	3.5
Tobacco	2.9
Construction Materials	2.7
Media	2.6
Software	2.6
Food Products	2.5
Machinery	2.5
Chemicals	2.3
Food & Staples Retailing	2.2
Trading Companies & Distributors	2.1
Diversified Telecommunication Services	2.0
Beverages	2.0
Capital Markets	2.0
Multi-Utilities	1.9
Automobiles	1.8
Semiconductors & Semiconductor Equipment	1.7
Textiles, Apparel & Luxury Goods	1.6
Multiline Retail	1.6
Electronic Equipment, Instruments & Components	1.6
Office Electronics	1.6
Electric Utilities	1.6
Specialty Retail	1.5
Industrial Conglomerates	1.3
Diversified Financial Services	1.3
Real Estate Management & Development	1.3
Electrical Equipment	1.3
Hotels, Restaurants & Leisure	1.2
Communications Equipment	1.0
Others (each less than 1.0%)	3.9

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR—	American Depositary Receipt

CVA—	Dutch Certification

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(l)—	The rate shown is the current yield as of December 31, 2009.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

In addition, the value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments described in Note 2.A. are $41,257,559 which amounts to 94.0% of total investments.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   7

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2009

International Equity Portfolio
ASSETS:
Investments in non-affiliates, at value	$43,487,923
Investments in affiliates, at value	400,000
Total investment securities, at value	43,887,923
Cash	89,887
Foreign currency, at value	11,015
Receivables:
Portfolio shares sold	10,009
Interest and dividends	65,253
Tax reclaims	50,457
Total Assets	44,114,544

LIABILITIES:
Payables:
Portfolio shares redeemed	49,217
Accrued liabilities:
Investment advisory fees	22,461
Administration fees	3,622
Distribution fees	11
Custodian and accounting fees	10,776
Trustees’ and Chief Compliance Officer’s fees	140
Other	35,806
Total Liabilities	122,033
Net Assets	$43,992,511

NET ASSETS:
Paid in capital	$39,580,994
Accumulated undistributed (distributions in excess of) net investment income	98,322
Accumulated net realized gains (losses)	(4,497,895)
Net unrealized appreciation (depreciation)	8,811,090
Total Net Assets	$43,992,511

NET ASSETS:
Class 1	$43,938,093
Class 2	54,418
Total	$43,992,511

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value):
Class 1	4,605,881
Class 2	5,637

Net asset value :
Class 1	$9.54
Class 2	9.65

Cost of investments in non-affiliates	$34,680,472
Cost of investments in affiliates	400,000
Cost of foreign currency	10,829

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009*

International Equity Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$1,402,359
Dividend income from affiliates	155
Foreign taxes withheld	(147,152)
Total investment income	1,255,362

EXPENSES:
Investment advisory fees	246,334
Administration fees	32,897
Distribution fees — Class 2 (a)	722
Custodian and accounting fees	37,088
Interest expense to affiliates	790
Professional fees	59,979
Trustees’ and Chief Compliance Officer’s fees	3,872
Printing and mailing costs	14,828
Transfer agent fees	11,875
Reorganization expense (See Note 8)	130,311
Other	27,114
Total expenses	565,810
Less amounts waived	(33,325)
Less expense reimbursements	(117,298)
Net expenses	415,187
Net investment income (loss)	840,175

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(4,404,471)
Futures	153,365
Foreign currency transactions	48,511
Net realized gain (loss)	(4,202,595)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	15,899,374
Foreign currency translations	5,285
Change in net unrealized appreciation (depreciation)	15,904,659
Net realized/unrealized gains (losses)	11,702,064
Change in net assets resulting from operations	$12,542,239

(a)	Because of the reorganization with the JPMorgan International Equity Portfolio (“Predecessor Portfolio”) in which the performance and financial history of the International Equity Portfolio was replaced with that of the Predecessor Portfolio, financial history began on April 24, 2009.

*	International Equity Portfolio acquired all of the assets and liabilities of the Predecessor Portfolio in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by International Equity Portfolio and will be used going forward. As a result, the information prior to April 25, 2009, reflects that of the Predecessor Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   9

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	International Equity Portfolio
	Year Ended 12/31/2009*	Year Ended 12/31/2008*
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$840,175	$1,710,331
Net realized gain (loss)	(4,202,595)	1,565,002
Change in net unrealized appreciation (depreciation)	15,904,659	(35,317,867)
Change in net assets resulting from operations	12,542,239	(32,042,534)

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(2,488,184)	(1,153,074)
From net realized gains	(1,812,823)	(10,595,055)
Class 2
From net investment income	(61)	—
Total distributions to shareholders	(4,301,068)	(11,748,129)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(5,989,793)	1,892,929

NET ASSETS:
Change in net assets	2,251,378	(41,897,734)
Beginning of period	41,741,133	83,638,867
End of period	$43,992,511	$41,741,133
Accumulated undistributed (distributions in excess of) net investment income	$98,322	$1,689,747

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$5,263,828	$8,830,083
Dividends and distributions reinvested	4,301,007	11,748,129
Cost of shares redeemed	(15,209,618)	(18,685,283)
Change in net assets from Class 1 capital transactions	$(5,644,783)	$1,892,929
Class 2 (a)
Net assets acquired in tax-free reorganization (See Note 8)	$3,343,698	$—
Dividends and distributions reinvested	61	—
Cost of shares redeemed	(3,688,769)	—
Change in net assets from Class 2 capital transactions	$(345,010)	$—
Total change in net assets from capital transactions	$(5,989,793)	$1,892,929

SHARE TRANSACTIONS:
Class 1
Issued	683,130	767,728
Reinvested	602,375	892,037
Redeemed	(1,946,346)	(1,637,118)
Change in Class 1 Shares	(660,841)	22,647
Class 2 (a)
Shares issued in connection with Portfolio reorganization (See Note 8)	485,790	—
Reinvested	6	—
Redeemed	(480,159)	—
Change in Class 2 Shares	5,637	—

(a)	Because of the reorganization with the JPMorgan International Equity Portfolio (“Predecessor Portfolio”) in which the performance and financial history of the International Equity Portfolio was replaced with that of the Predecessor Portfolio, financial history began on April 24, 2009.

*	International Equity Portfolio acquired all of the assets and liabilities of the Predecessor Portfolio in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by International Equity Portfolio and will be used going forward. As a result, the information prior to April 25, 2009, reflects that of the Predecessor Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   11

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
International Equity Portfolio
Class 1 (e)
Year Ended December 31, 2009	$7.93	$0.16	(f)	$2.31	$2.47	$(0.50)	$(0.36)	$(0.86)
Year Ended December 31, 2008	15.95	0.34		(6.00)	(5.66)	(0.23)	(2.13)	(2.36)
Year Ended December 31, 2007	14.74	0.19	(f)	1.18	1.37	(0.16)	—	(0.16)
Year Ended December 31, 2006	12.20	0.13		2.55	2.68	(0.14)	—	(0.14)
Year Ended December 31, 2005	11.12	0.14		1.04	1.18	(0.10)	—	(0.10)

Class 2
April 24, 2009(h) through December 31, 2009	6.88	0.45	(f)	2.33	2.78	(0.01)	—	(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	International Equity Portfolio acquired all of the assets and liabilities of JPMorgan International Equity Portfolio (“Predecessor Portfolio”) in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by International Equity Portfolio and will be used going forward. As a result, the financial highlight information reflects that of the Predecessor Portfolio for the periods prior to its reorganization with International Equity Portfolio.

(f)	Calculated based upon average shares outstanding.

(g)	Includes interest expense of 0.02%.

(h)	Because of the reorganization with the Predecessor Portfolio in which the performance and financial history of the International Equity Portfolio was replaced with that of the Predecessor Portfolio, the performance and the financial history began on April 24, 2009.

(i)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$9.54	34.91%	$43,938	1.01%		2.00	%(i)	1.38%	13%
7.93	(41.35)	41,741	1.09		2.68		1.20	21
15.95	9.33	83,639	1.22	(g)	1.20		1.22	15
14.74	22.04	104,411	1.20		1.02		1.20	15
12.20	10.69	82,806	1.20		1.27		1.20	8

9.65	40.42	54	1.26		8.82	(i)	1.44	13

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   13

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
International Equity Portfolio	Class 1 and Class 2	Diversified

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees, and each class has exclusive voting rights with respect to its distribution plan or administrative services plan.

The Portfolio acquired all of the assets and liabilities of JPMorgan International Equity Portfolio, a series of J.P. Morgan Series Trust II (“Predecessor Portfolio”) in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

14   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

The following table represents each valuation input by country as presented on the Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$1,465,251	$—	$1,465,251
Belgium	—	388,772	—	388,772
Brazil	439,079	474,511	—	913,590
China	—	798,791	—	798,791
Finland	—	417,898	—	417,898
France	—	6,025,001	—	6,025,001
Germany	—	3,132,774	—	3,132,774
Greece	—	73,615	—	73,615
Hong Kong	—	887,394	—	887,394
Israel	—	462,923	—	462,923
Italy	—	1,378,246	—	1,378,246
Japan	—	7,424,305	—	7,424,305
Macau	—	125,142	—	125,142
Mexico	—	511,497	—	511,497
Netherlands	—	2,090,012	—	2,090,012
South Korea	—	384,009	—	384,009
Spain	—	1,738,637	—	1,738,637
Sweden	—	195,949	—	195,949
Switzerland	—	4,853,916	—	4,853,916
Taiwan	—	342,353	—	342,353
United Kingdom	—	9,877,848	—	9,877,848
Total Common Stocks	439,079	43,048,844	—	43,487,923
Short-Term Investment
Investment Company	400,000	—	—	400,000
Total Investments in Securities	$839,079	$43,048,844	$—	$43,887,923

B. Futures Contracts — The Portfolio uses index futures contracts to gain or reduce exposure to the stock market, enhance returns, maintain liquidity and minimize transaction costs. The Portfolio buys futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Portfolio is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the Schedule of Portfolio Investments and cash deposited is recorded on the Statement of Assets and Liabilities. Receivable and/or payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying index. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The Portfolio held futures contracts during the month of May 2009 with an average notional balance of approximately $3,500,000. At December 31, 2009, the Portfolio no longer holds positions in these investments.

C. Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   15

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (continued)

assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

F. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Portfolio’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

H. Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in- capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$(83,419)	$56,645	$26,774

The reclassifications for the Portfolio relate primarily to capital loss carryforward from the Predecessor Portfolio, wash sale loss deferrals from the Predecessor Portfolio and adjustments due to a reorganization.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.60%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

16   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the period April 25, 2009 through December 31, 2009, the annualized effective rate was 0.11% of the Portfolio’s average daily net assets.

Prior to April 25, 2009, pursuant to a separate agreement between J.P. Morgan Series Trust II and the Administrator, the Administrator received a fee computed daily and paid monthly at the annual rate of 0.60% of the average daily net assets of the Predecessor Portfolio. Under the agreement, the Administrator was responsible for certain usual and customary expenses incurred by the Predecessor Portfolio including fees and expenses of the custodian and fund accountant, professional and transfer agent fees, printing and postage and expenses of the Trustees. In accordance with the agreement, the Predecessor Portfolio paid for such expenses directly, deducting the amounts of such expenses from the Administration fee. The Administrator reimbursed the Predecessor Portfolio to the extent that amounts paid for such expenses exceeded 0.60%.

The Administrator waived Administration fees as outlined in Note 3.E.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

Prior to April 25, 2009, the Distributor received no compensation in its capacity as the Predecessor Portfolio’s underwriter.

D. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The Portfolio earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

Interest income, if any, earned on cash balances at the custodian is included as Interest income from affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
1.03%	1.28%

The contractual expense limitation agreement was in effect for the period April 25, 2009 through December 31, 2009. The expense limitation percentages in the table above are in place until at least April 30, 2010.

Prior to April 25, 2009, the Administrator had contractually agreed to waive fees and/or reimburse the Predecessor Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses) exceeded 1.09% of the Predecessor Portfolio’s respective average daily net assets.

For the year ended December 31, 2009, the Portfolio’s service providers waived fees and/or reimbursed expenses for the Portfolio as follows. None of these parties expects the Portfolio to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Total	Contractual Reimbursements
$26,677	$6,601	$33,278	$117,298

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the year ended December 31, 2009 was $47.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   17

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (continued)

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2009, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the year ended December 31, 2009, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2009, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$5,489,547	$18,337,524

During the year ended December 31, 2009, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2009, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$35,538,255	$11,910,135	$3,560,467	$8,349,668

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2009, was as follows:

Total Distributions Paid From
Ordinary Income	Total Distributions Paid *
$649,084	$649,084

*	The tax character of total distributions paid differs from that within the Statement of Changes because of the reorganization of the JPMorgan Insurance Trust International Equity Portfolio with the Predecessor Portfolio. The Predecessor Portfolio’s performance and financial history have been adopted for financial statement purposes, whereas the JPMorgan Insurance Trust International Equity Portfolio is the surviving portfolio for tax purposes.

The tax character of distributions paid during the fiscal year ended December 31, 2008, was as follows:

Total Distributions Paid From
Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid *
$120,893	$1,436	$122,329

*	The tax character of total distributions paid differs from that within the Statement of Changes because of the reorganization of the JPMorgan Insurance Trust International Equity Portfolio with the Predecessor Portfolio. The Predecessor Portfolio’s performance and financial history have been adopted for financial statement purposes, whereas the JPMorgan Insurance Trust International Equity Portfolio is the surviving portfolio for tax purposes.

18   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

At December 31, 2009, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$98,349	$(4,040,111)	$8,353,307

The cumulative timing differences primarily consist of trustee deferred compensation and wash sale loss deferrals.

As of December 31, 2009, the Portfolio had net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2016	2017		Total
$2,146,270	$1,893,841	*	$4,040,111

*	The 2017 amount includes $1,530,985 of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381–384.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2009, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

The Portfolio may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Portfolio to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the Portfolio’s securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of December 31, 2009, substantially all of the Portfolio’s net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As December 31, 2009, the Portfolio invested approximately 22.5% of its respective total investments in the United Kingdom.

8. Business Combinations

In November, 2008, the Boards of Trustees of the Trust and J.P. Morgan Series Trust II approved management’s proposal to merge JPMorgan International Equity Portfolio (the “Target Portfolio”) into JPMorgan Insurance Trust International Equity Portfolio (the “Acquiring Portfolio”). The Agreement and Plan of Reorganization with respect to the Target Portfolio was approved by the Target Portfolio’s shareholders at a special meeting of shareholders held on April 1, 2009. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. The reorganization was effective after the close of business on April 24, 2009. The Acquiring Portfolio acquired all of the assets and liabilities of the Target Portfolio as shown in the table below. As described in Note 1, the Target Portfolio’s performance and financial history have been adopted by the Acquiring Portfolio. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, shareholders of the Target Portfolio received 1.000 Class 1 share in the Acquiring Portfolio in exchange for each

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   19

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (continued)

share held in the Target Portfolio as of the close of business on date of the reorganization. The investment portfolio of the Target Portfolio, with a fair value of $37,973,597 and identified cost of $43,336,799 as of the date of the reorganization, was the principal asset acquired by the Acquiring Portfolio. For financial statement purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Target Portfolio was carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization:

	Shares Outstanding	Net Assets	Net Asset Value per Share	Net Unrealized Appreciation/ (Depreciation)
Target Portfolio
JPMorgan International Equity Portfolio	5,601,034	$38,551,765	$6.88	$(5,364,006)

Acquiring Portfolio
JPMorgan Insurance Trust International Equity Portfolio				(1,652,498)
Class 2	361,535	3,343,698	9.25

Post Reorganization
JPMorgan Insurance Trust International Equity Portfolio				(7,016,504)
Class 1	5,601,034	38,551,765	6.88
Class 2	485,790	3,343,698	6.88

Expenses related to the reorganization were incurred by the Target Portfolio. The Advisor and Administrator voluntarily waived their fees and/or reimbursed expenses in an amount equal to the reorganization expenses, except for brokerage fees and expenses related to the disposition and acquisition of assets in connection with the reorganization.

Assuming the reorganization had been completed on January 1, 2009, the beginning of the annual reporting period, the pro forma results of operations for the year ended December 31, 2009, are as follows:

Net investment income (loss)	$853,217
Net realized/unrealized gains (losses)	11,512,950
Change in net assets resulting from operations	$12,366,167

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Portfolio that have been included in the Statement of Operations since April 24, 2009.

9. Subsequent Event

Management has evaluated all subsequent transactions and events after the balance sheet date through February 16, 2010, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

20   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust International Equity Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust International Equity Portfolio (a separate Portfolio of JPMorgan Insurance Trust) (hereafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 16, 2010

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   21

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	132	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	132	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (packaging manufacturer) (2007–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	132	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).
Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	132	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	132	Director, Center for Deaf and Hard of Hearing (1990–present).
Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	132	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	132	Trustee, Stratton Mountain School (2001–present).

22   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	132	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	132	Trustee, Morgan Stanley Funds (164 portfolios) (1992–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, JP Greene & Associates, LLC (broker-dealer) (2000–2009); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	132	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	132	None.
Interested Trustees
Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	132	None.
Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	132
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (132 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Portfolio’s investment adviser is a wholly-owned subsidiary of JPMorgan Chase & Co.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   23

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the J.P. Morgan Funds. Mr. Gatch has been an employee of J.P. Morgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, J.P. Morgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, J.P. Morgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Joy C. Dowd (1972), Assistant Treasurer (2009)
Vice President, JPMorgan Funds Management, Inc. since December 2008; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

24   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2009, and continued to hold your shares at the end of the reporting period, December 31, 2009.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2009	Ending Account Value, December 31, 2009	Expenses Paid During July 1, 2009 to December 31, 2009*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$1,255.80	$5.46	0.96%
Hypothetical	1,000.00	1,020.37	4.89	0.96
Class 2
Actual	1,000.00	1,253.10	6.87	1.21
Hypothetical	1,000.00	1,019.11	6.16	1.21

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   25

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees held meetings in person in June and August 2009, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment subcommittees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the J.P. Morgan Funds, including the Portfolio. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 19, 2009.

The Trustees, as part of their review of the investment advisory arrangements for the Portfolio, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Portfolio. This information includes the Portfolio’s performance against the Portfolio’s peers and benchmarks and analyses by the Advisor of the Portfolio’s performance. The Advisor also periodically provides comparative information regarding the Portfolio’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including, with respect to certain Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Portfolio and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the Portfolio. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Portfolio, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Advisory Agreement was

26   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for certain of the J.P. Morgan Funds.

The Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMorgan Distribution Services, Inc. (“JPMDS”), an affiliate of the Advisor, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the J.P. Morgan Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. for custody and fund accounting, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Portfolio would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered and actually charged to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Portfolio relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance for the Portfolio periodically over the course of year. They also received expense information in a report prepared by Lipper in preparation of their review of the Advisory Agreement. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three-, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Advisor. The Trustees discussed the performance and investment strategy of the Portfolio with the Advisor and, based upon these discussions and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rate. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses were in the first and fifth quintiles, respectively, of their Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Portfolio and, in light of this information, concluded that the Advisory fees were reasonable.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   27

THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. December 2009.	AN-JPMITIEP-1209

Annual Report

JPMorgan Insurance Trust

December 31, 2009

JPMorgan Insurance Trust Intrepid Growth Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	5
Financial Statements	9
Financial Highlights	12
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	20
Trustees	21
Officers	23
Schedule of Shareholder Expenses	24
Board Approval of Investment Advisory Agreement	25
Tax Letter	28

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JANUARY 15, 2010 (Unaudited)

Dear Shareholder:

It is hard to imagine a more negative and confusing environment than the one we faced one year ago. At the time, the global financial system was in the midst of an unprecedented crisis, stock markets were crashing around the world and the U.S. economy was in the midst of its worst recession since World War II. Today, things look better in many ways; the financial crisis has abated, stock markets are up substantially from their lows, and the economy appears to have embarked on a recovery.

“Today, things look better in many ways; the financial crisis has abated, stock markets are up substantially from their lows, and the economy appears to have embarked on a recovery.”

While this is welcomed, we, like you, are aware of how far we still have to go to return to “normal” in terms of the economy and markets. Pent-up demand — combined with monetary and fiscal stimulus — may have ignited the recovery, but the recovery will need job growth to sustain itself. While we do expect job growth to eventually materialize, the economy remains vulnerable to a relapse on the road to recovery. Therefore, it makes sense to maintain a diversified portfolio — one that can benefit from a recovery maturing into a full-fledged expansion, while still providing some protection from any potential retreat from that path.

Equity markets move sharply higher

After a dismal 2008, equities continued to sink in early 2009, with the Standard & Poor’s 500 Index (“S&P 500 Index”) dropping to a 14-year low on March 9. From that point on, however, equity markets rebounded strongly and by the end of December the S&P 500 Index had risen by 26.5% for the year to a level of 1,115.

From an equity style perspective, mid cap companies surged ahead of their small and large cap counterparts over the past 12 months (40.5%, according to the Russell Midcap Index, compared to 28.4% and 27.2%, as measured by the Russell 1000 and the Russell 2000 Indexes, respectively). Overall, growth stocks fared better than value in the large cap space, reflecting the heavy weighting of financial companies among the latter. The Russell 1000 Growth Index returned 37.2% for the 12-month period, compared to 19.7% for the Russell 1000 Value Index. Moving down the capitalization spectrum, the Russell Midcap Growth and the Midcap Value Indices returned 46.3% and 34.2%, respectively. In the small cap segment, the Russell 2000 Growth Index returned 34.5%, while the Russell 2000 Value Index provided a 20.6% return.

After turning in a dismal performance at the end of 2008, overseas stocks also posted strong gains, particularly in the emerging markets countries of Brazil, Russia, India, and China. The MSCI Emerging Markets Index returned an impressive 79.0% gross return for the 12-month reporting period, while the MSCI EAFE Index returned 32.5% (gross) for the same period.

Treasury markets decline as investors seek higher yields

Credit-related areas of the fixed income markets staged their own rebound in 2009 as investors fled to the mortgage, investment-grade corporate and high yield areas of the market, all of which posted strong gains. Treasury markets, however, declined as investors retreated from the “flight to safety” that they took in 2008. Within this environment, the Barclays Capital U.S. Aggregate Index returned a modest 5.9% for the 12-month period. The Barclays Capital High Yield Index returned a spectacular 58.2%, while the Barclays Capital Emerging Markets Index returned 34.2%. Yields on the benchmark 10-year Treasury climbed from 2.3% 12 months ago to 3.9% as of the end of the reporting period. Yields on the 30-year benchmark were 4.6%, compared to 2.7% 12 months ago, while yields on the two-year note also rose, from 0.8% to 1.11%.

Manage risks on the road to recovery

Both the Federal Reserve and the Federal Government have taken unprecedented steps to aid the economy. Although the effectiveness of these measures will be debated for years to come, the economy appears to be improving whether due to government stimulus or not. Less controversial, however, are the eventual negative side effects of these actions. In the long run, the debt incurred by the Federal Government to stimulate the economy should result in both higher taxes and higher long-term interest rates. While the New Year may bring investors some new investing opportunities, it’s also important to safeguard portfolios against potential risks by maintaining a balanced approach including a diverse array of fixed income and alternative asset classes.

On behalf of everyone at J.P. Morgan Asset Management, I would like to wish you a very happy and prosperous new year. We look forward to continuing to support your investment goals in 2010 and beyond. Should you have any questions, please visit our website at www.jpmorganfunds.com, or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Intrepid Growth Portfolio

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	August 1, 1994
Fiscal Year End	December 31
Net Assets as of 12/31/2009	$50,800,730
Primary Benchmark	Russell 1000 Growth Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust Intrepid Growth Portfolio, which seeks to provide long-term capital growth*, returned 34.32%** (Class 1 Shares) for the 12 months ended December 31, 2009, compared to the 37.21% for its benchmark, the Russell 1000 Growth Index (the “Index”), for the same period.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	For the U.S. stock market, the last 12 months have arguably been one of the most dramatic periods on record. The year began as 2008 ended — with stock prices falling swiftly — and the decline continued into early March. By the time prices bottomed out, investors had witnessed among the steepest stock market plunges and the worst economic collapses since the Great Depression of the 1930’s. Banks largely stopped lending, layoffs soared, fear spread and consumer confidence sharply declined.

The market rebound was equally dramatic. Driven largely by coordinated efforts by the U.S. Treasury and Federal Reserve to shore up confidence in the financial system and keep credit flowing, stocks beginning in March, staged a significant “relief rally” — the biggest since the 1930’s — that spanned the entire U.S. equity spectrum. By the end of the year, stocks recouped significant portions of their losses — though major indices remained well below their highs set in the fall of 2007. Meanwhile the U.S. economy showed signs of life by expanding at an annualized 2.2% rate in the third quarter — its first increase since the second quarter of 2008.

Although the Portfolio generated a strong absolute return during the reporting period, it lagged the Index. The Portfolio’s exposure to companies with attractive value characteristics helped during the period, not surprising given that value stocks generally outperformed growth stocks, as the market entered recovery. However, these value factors were overshadowed by the Portfolio’s momentum factors that focus on stocks with strong recent performance, which hurt relative returns.

In terms of sectors, detractors to performance included healthcare and consumer staples. Specific companies detracting from performance include: Wal-Mart Stores, Inc., Apple Inc. and Amazon. In the case of Wal-Mart — a well-run company defensively positioned and sporting a relatively attractive valuation — performance lagged when lower-quality stocks rallied. As for Apple and Amazon, we were underweight these names versus the Index, because they looked expensive relative to peers and their historical valuation levels — yet both saw their stock prices move sharply higher as the stock market recovered.

On the upside, the Portfolio’s performance was boosted by, among others, the materials and energy sectors. Among specific stocks that contributed were Dow Chemical Co., Caterpillar Inc., a construction machinery company, and Freeport-McMoRan Copper & Gold, Inc., a mining company. All three stocks underperformed versus the Index significantly during the market’s first quarter decline, as investors appeared to be concerned that these kinds of industrial firms would struggle for the foreseeable future as global demand disappeared. But we believed they were trading at very attractive levels relative to both their peers and their historical valuations. We increased our exposure and when the world realized that the “worst case scenario” hadn’t occurred, these stocks — driven by better demand in the U.S. and exposure to emerging markets in Asia and the Middle East — enjoyed significant outperformance for the rest of the year.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	The Portfolio’s investment philosophy is based on behavioral finance theory. Behavioral finance theorizes that investors are consistently irrational in making many investment decisions, indicating that investor behavior can be affected by psychological biases and emotional reactions. The Portfolio employed a disciplined quantitative ranking methodology to identify stocks of companies in each sector that exhibited superior momentum (companies whose share values have been increasing and have the potential for continued growth) with attractive stock valuations. The managers then conduct in-depth fundamental research to ensure that the companies met their original investment thesis. The Portfolio continues to be run in a manner that strives to be style pure, fully invested and sector neutral.

2   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Microsoft Corp.	5.7%
2.	Cisco Systems, Inc.	3.9
3.	Hewlett-Packard Co.	3.5
4.	Apple, Inc.	2.7
5.	Google, Inc., Class A	2.7
6.	International Business Machines Corp.	2.6
7.	Philip Morris International, Inc.	2.4
8.	Medtronic, Inc.	2.2
9.	Walgreen Co.	2.0
10.	Kimberly-Clark Corp.	1.9

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	33.8%
Health Care	15.2
Consumer Staples	13.9
Industrials	10.6
Consumer Discretionary	10.1
Materials	5.2
Financials	5.1
Energy	4.6
Telecommunication Services	0.4
Short-Term Investment	1.1

*	The advisor seeks to achieve the Portfolio’s objectives. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2009. The Portfolio’s composition is subject to change.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Intrepid Growth Portfolio

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	8/01/94	34.32%	0.16%	(4.91)%
CLASS 2 SHARES	8/16/06	34.03	0.01	(4.98)

TEN YEAR PERFORMANCE (12/31/99 TO 12/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective November 1, 2006, the Portfolio’s investment objective and strategies changed. Although past performance is not necessarily an indication of how the Portfolio will perform in the future, in view of these changes, the Portfolio’s performance record prior to this period might be less relevant for investors considering whether to purchase shares of the Portfolio.

Returns for Class 2 Shares prior to their inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Intrepid Growth Portfolio, Russell 1000 Growth Index and the Lipper Variable Underlying Funds Large-Cap Growth Funds Index from December 31, 1999 to December 31, 2009. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Variable Underlying Funds Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

JPMorgan Insurance Trust Intrepid Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.8%
	Consumer Discretionary — 10.1%
	Auto Components — 0.2%
2,900	Johnson Controls, Inc.	78,996
	Hotels, Restaurants & Leisure — 3.2%
24,200	Carnival Corp. (a)	766,898
14,000	Royal Caribbean Cruises Ltd. (a) (c)	353,920
10,000	Starbucks Corp. (a)	230,600
14,100	Wyndham Worldwide Corp. (c)	284,397
		1,635,815
	Media — 2.5%
6,800	Discovery Communications, Inc., Class A (a)	208,556
21,900	Gannett Co., Inc.	325,215
25,900	Time Warner, Inc.	754,726
		1,288,497
	Multiline Retail — 1.3%
3,700	Kohl’s Corp. (a)	199,541
13,550	Macy’s, Inc.	227,098
6,000	Nordstrom, Inc. (c)	225,480
		652,119
	Specialty Retail — 2.1%
9,900	AutoNation, Inc. (a) (c)	189,585
15,900	Chico’s FAS, Inc. (a) (c)	223,395
6,400	Gap, Inc. (The)	134,080
10,600	Limited Brands, Inc. (c)	203,944
7,100	Signet Jewelers Ltd., (Bermuda) (a)	189,712
2,850	TJX Cos., Inc.	104,167
		1,044,883
	Textiles, Apparel & Luxury Goods — 0.8%
12,600	Jones Apparel Group, Inc.	202,356
2,700	Polo Ralph Lauren Corp. (c)	218,646
		421,002
	Total Consumer Discretionary	5,121,312
	Consumer Staples — 13.9%
	Beverages — 0.9%
12,500	Coca-Cola Enterprises, Inc.	265,000
7,400	Dr. Pepper Snapple Group, Inc.	209,420
		474,420
	Food & Staples Retailing — 3.5%
3,200	Casey’s General Stores, Inc.	102,144
28,100	Walgreen Co.	1,031,832
11,750	Wal-Mart Stores, Inc.	628,037
		1,762,013
	Food Products — 1.2%
12,250	Dean Foods Co. (a)	220,990
16,600	Del Monte Foods Co.	188,244
8,300	Fresh Del Monte Produce, Inc., (Cayman Islands) (a)	183,430
		592,664
	Household Products — 2.6%
4,400	Colgate-Palmolive Co.	361,460
14,900	Kimberly-Clark Corp.	949,279
		1,310,739
	Personal Products — 1.1%
4,400	Avon Products, Inc.	138,600
5,700	Herbalife Ltd., (Cayman Islands)	231,249
4,600	NBTY, Inc. (a)	200,284
		570,133
	Tobacco — 4.6%
33,950	Altria Group, Inc.	666,439
25,100	Philip Morris International, Inc.	1,209,569
9,200	Reynolds American, Inc. (c)	487,324
		2,363,332
	Total Consumer Staples	7,073,301
	Energy — 4.6%
	Energy Equipment & Services — 2.2%
2,500	Cameron International Corp. (a)	104,500
10,150	National Oilwell Varco, Inc.	447,513
10,600	Noble Corp., (Switzerland)	431,420
1,940	Transocean Ltd., (Switzerland) (a)	160,632
		1,144,065
	Oil, Gas & Consumable Fuels — 2.4%
2,500	Apache Corp.	257,925
3,600	Exxon Mobil Corp.	245,484
3,600	Newfield Exploration Co. (a) (c)	173,628
6,450	Occidental Petroleum Corp.	524,708
		1,201,745
	Total Energy	2,345,810
	Financials — 5.1%
	Capital Markets — 3.1%
8,500	Ameriprise Financial, Inc.	329,970
4,450	Goldman Sachs Group, Inc. (The) (c)	751,338
17,100	Morgan Stanley	506,160
		1,587,468
	Diversified Financial Services — 0.5%
16,100	Bank of America Corp.	242,466

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Intrepid Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Insurance — 1.0%
6,800	Lincoln National Corp.	169,184
6,700	Prudential Financial, Inc.	333,392
		502,576
	Real Estate Investment Trusts (REITs) — 0.5%
2,250	Digital Realty Trust, Inc.	113,130
2,012	Simon Property Group, Inc. (c)	160,558
		273,688
	Total Financials	2,606,198
	Health Care — 15.2%
	Biotechnology — 3.6%
16,350	Amgen, Inc. (a)	924,920
11,550	Biogen Idec, Inc. (a)	617,925
8,900	Human Genome Sciences, Inc. (a)	272,340
		1,815,185
	Health Care Equipment & Supplies — 2.6%
5,600	Kinetic Concepts, Inc. (a) (c)	210,840
25,100	Medtronic, Inc.	1,103,898
		1,314,738
	Health Care Providers & Services — 2.6%
7,550	CIGNA Corp. (c)	266,289
6,300	Community Health Systems, Inc. (a) (c)	224,280
8,000	McKesson Corp.	500,000
10,000	UnitedHealth Group, Inc.	304,800
		1,295,369
	Life Sciences Tools & Services — 2.0%
6,900	Life Technologies Corp. (a)	360,387
14,000	Thermo Fisher Scientific, Inc. (a)	667,660
		1,028,047
	Pharmaceuticals — 4.4%
6,550	Johnson & Johnson	421,885
13,400	Merck & Co., Inc.	489,636
5,400	Mylan, Inc. (a)	99,522
40,600	Pfizer, Inc.	738,514
4,650	Valeant Pharmaceuticals International (a) (c)	147,824
12,550	Warner Chilcott plc, (Ireland), Class A (a)	357,298
		2,254,679
	Total Health Care	7,708,018
	Industrials — 10.6%
	Aerospace & Defense — 1.4%
10,200	United Technologies Corp.	707,982
	Air Freight & Logistics — 0.4%
2,700	FedEx Corp.	225,315
	Airlines — 0.7%
4,250	Copa Holdings S.A., (Panama), Class A	231,498
10,200	Delta Air Lines, Inc. (a) (c)	116,076
		347,574
	Commercial Services & Supplies — 0.4%
9,500	R.R. Donnelley & Sons Co.	211,565
	Construction & Engineering — 0.5%
7,800	Foster Wheeler AG (a)	229,632
	Electrical Equipment — 0.4%
4,900	Cooper Industries Ltd., Class A	208,936
	Machinery — 4.7%
1,900	Bucyrus International, Inc.	107,103
9,800	Caterpillar, Inc.	558,502
4,400	Cummins, Inc.	201,784
2,300	Eaton Corp.	146,326
3,000	Gardner Denver, Inc. (c)	127,650
16,400	Ingersoll-Rand plc, (Ireland) (c)	586,136
3,600	Joy Global, Inc.	185,724
5,900	Oshkosh Corp.	218,477
4,500	Parker Hannifin Corp.	242,460
		2,374,162
	Road & Rail — 2.1%
4,200	Con-way, Inc.	146,622
5,050	CSX Corp. (c)	244,874
12,950	Norfolk Southern Corp. (c)	678,839
		1,070,335
	Total Industrials	5,375,501
	Information Technology — 33.7%
	Communications Equipment — 4.2%
83,150	Cisco Systems, Inc. (a) (c)	1,990,611
5,100	Juniper Networks, Inc. (a)	136,017
		2,126,628
	Computers & Peripherals — 12.4%
6,605	Apple, Inc. (a)	1,392,730
55,800	Dell, Inc. (a)	801,288
11,500	EMC Corp. (a) (c)	200,905
34,720	Hewlett-Packard Co.	1,788,427
10,250	International Business Machines Corp.	1,341,725
8,400	Lexmark International, Inc., Class A (a)	218,232
14,400	Seagate Technology, (Cayman Islands) (c)	261,936
6,600	Western Digital Corp. (a)	291,390
		6,296,633

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Electronic Equipment, Instruments & Components — 0.9%
7,300	Arrow Electronics, Inc. (a)	216,153
13,200	Jabil Circuit, Inc.	229,284
		445,437
	Internet Software & Services — 2.7%
1	AOL, Inc. (a)	13
2,200	Google, Inc., Class A (a) (c)	1,363,956
		1,363,969
	IT Services — 2.5%
2,350	Alliance Data Systems Corp. (a) (c)	151,787
6,800	Cognizant Technology Solutions Corp., Class A (a)	308,040
44,050	Western Union Co. (The)	830,342
		1,290,169
	Semiconductors & Semiconductor Equipment — 3.8%
4,100	Applied Materials, Inc. (c)	57,154
9,900	Broadcom Corp., Class A (a)	311,355
20,150	Intel Corp.	411,060
4,600	Intersil Corp., Class A (c)	70,564
6,150	Marvell Technology Group Ltd., (Bermuda) (a) (c)	127,613
3,950	Microsemi Corp. (a) (c)	70,112
22,500	National Semiconductor Corp. (c)	345,600
6,700	Novellus Systems, Inc. (a) (c)	156,378
13,650	ON Semiconductor Corp. (a) (c)	120,256
10,350	Xilinx, Inc.	259,371
		1,929,463
	Software — 7.2%
94,900	Microsoft Corp. (c)	2,893,501
22,840	Oracle Corp.	560,494
7,300	Rovi Corp. (a)	232,651
		3,686,646
	Total Information Technology	17,138,945
	Materials — 5.2%
	Chemicals — 2.7%
7,000	Ashland, Inc.	277,340
6,500	Celanese Corp., Class A	208,650
24,800	Dow Chemical Co. (The)	685,224
2,800	Lubrizol Corp.	204,260
		1,375,474
	Containers & Packaging — 0.4%
9,600	Temple-Inland, Inc.	202,656
	Metals & Mining — 1.6%
9,700	Freeport-McMoRan Copper & Gold, Inc. (a)	778,813
	Paper & Forest Products — 0.5%
4,700	Domtar Corp., (Canada) (a)	260,427
	Total Materials	2,617,370
	Telecommunication Services — 0.4%
	Diversified Telecommunication Services — 0.4%
5,702	CenturyTel, Inc.	206,469
	Total Common Stocks (Cost $41,464,324)	50,192,924
Short-Term Investment — 1.1%
	Investment Company — 1.1%
561,999	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (m) (Cost $561,999)	561,999
Investments of Cash Collateral for Securities on Loan — 18.3%
	Investment Company — 18.3%
9,284,803	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $9,284,803)	9,284,803
	Total Investments — 118.2% (Cost $51,311,126)	60,039,726
	Liabilities in Excess of Other Assets — (18.2)%	(9,238,996)
	NET ASSETS — 100.0%	$50,800,730

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 12/31/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
3	S&P 500 Index	03/18/10	$833,025	$11,775

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   7

JPMorgan Insurance Trust Intrepid Growth Portfolio

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(l)—	The rate shown is the current yield as of December 31, 2009.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2009

Intrepid Growth Portfolio
ASSETS:
Investments in non-affiliates, at value	$50,192,924
Investments in affiliates, at value	9,846,802
Total investment securities, at value	60,039,726
Deposits at broker for futures	135,000
Receivables:
Investment securities sold	253,351
Portfolio shares sold	10,848
Interest and dividends	72,813
Total Assets	60,511,738

LIABILITIES:
Payables:
Investment securities purchased	220,808
Collateral for securities lending program	9,284,803
Portfolio shares redeemed	118,877
Variation margin on futures contracts	8,550
Accrued liabilities:
Investment advisory fees	23,460
Administration fees	6,093
Distribution fees	3
Custodian and accounting fees	9,536
Trustees’ and Chief Compliance Officer’s fees	554
Other	38,324
Total Liabilities	9,711,008
Net Assets	$50,800,730

NET ASSETS:
Paid in capital	$130,285,097
Accumulated undistributed (distributions in excess of) net investment income	455,147
Accumulated net realized gains (losses)	(88,679,889)
Net unrealized appreciation (depreciation)	8,740,375
Total Net Assets	$50,800,730

Net Assets:
Class 1	$50,786,376
Class 2	14,354
Total	$50,800,730

Outstanding units of beneficial interest (shares)
(unlimited amount authorized, no par value):
Class 1	3,866,521
Class 2	1,094

Net asset value, offering and redemption price per share:
Class 1	$13.13
Class 2	13.12

Cost of investments in non-affiliates	$41,464,324
Cost of investments in affiliates	9,846,802
Value of securities on loan	8,989,307

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   9

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009

Intrepid Growth Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$838,812
Dividend income from affiliates	3,118
Income from securities lending (net)	15,540
Total investment income	857,470

EXPENSES:
Investment advisory fees	300,520
Administration fees	47,872
Distribution fees — Class 2	30
Custodian and accounting fees	42,056
Interest expense to affiliates	24
Professional fees	46,224
Trustees’ and Chief Compliance Officer’s fees	462
Printing and mailing costs	31,349
Transfer agent fees	11,898
Other	12,901
Total expenses	493,336
Less amounts waived	(78,280)
Less earnings credits	(7)
Net expenses	415,049
Net investment income (loss)	442,421

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(1,582,327)
Futures	17,519
Payment by affiliate (See Note 3)	24,017
Net realized gain (loss)	(1,540,791)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	14,952,995
Futures	11,775
Change in net unrealized appreciation (depreciation)	14,964,770
Net realized/unrealized gains (losses)	13,423,979
Change in net assets resulting from operations	$13,866,400

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Intrepid Growth Portfolio
	Year Ended 12/31/2009	Year Ended 12/31/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$442,421	$378,794
Net realized gain (loss)	(1,540,791)	(15,203,098)
Change in net unrealized appreciation (depreciation)	14,964,770	(18,304,504)
Change in net assets resulting from operations	13,866,400	(33,128,808)

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(371,375)	(713,234)
Class 2
From net investment income	(55)	(97)
Total distributions to shareholders	(371,430)	(713,331)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(9,167,148)	(17,439,154)

NET ASSETS :
Change in net assets	4,327,822	(51,281,293)
Beginning of period	46,472,908	97,754,201
End of period	$50,800,730	$46,472,908
Accumulated undistributed (distributions in excess of) net investment income	$455,147	$368,035

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$4,278,445	$7,035,380
Dividends and distributions reinvested	371,375	713,234
Cost of shares redeemed	(13,817,023)	(25,187,786)
Change in net assets from Class 1 capital transactions	$(9,167,203)	$(17,439,172)
Class 2
Dividends and distributions reinvested	$55	$97
Cost of shares redeemed	—	(79)
Change in net assets from Class 2 capital transactions	$55	$18

Total change in net assets from capital transactions	$(9,167,148)	$(17,439,154)

SHARE TRANSACTIONS:
Class 1
Issued	389,689	553,352
Reinvested	38,012	50,405
Redeemed	(1,271,604)	(1,864,375)
Change in Class 1 Shares	(843,903)	(1,260,618)
Class 2
Reinvested	5	7
Redeemed	—	(5)
Change in Class 2 Shares	5	2

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   11

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income
Intrepid Growth Portfolio
Class 1
Year Ended December 31, 2009	$9.86	$0.12	(e)	$3.23	(e)(f)	$3.35	$(0.08)
Year Ended December 31, 2008	16.37	0.09		(6.47	)(g)	(6.38)	(0.13)
Year Ended December 31, 2007	14.70	0.08	(h)	1.62		1.70	(0.03)
Year Ended December 31, 2006	13.96	0.02		0.73		0.75	(0.01)
Year Ended December 31, 2005	13.36	0.01		0.66		0.67	(0.07)

Class 2
Year Ended December 31, 2009	9.84	0.08	(e)	3.25	(e)(f)	3.33	(0.05)
Year Ended December 31, 2008	16.33	0.04		(6.44	)(g)	(6.40)	(0.09)
Year Ended December 31, 2007	14.69	0.04	(h)	1.61		1.65	(0.01)
August 16, 2006 (i) through December 31, 2006	13.88	0.01		0.80		0.81	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net investment income (loss) per share would have been $0.10 and $0.06, the net realized and unrealized gains (losses) on investments per share would have been $3.19 and $3.20, the total return would have been 33.71% and 33.32%, and the net investment income (loss) ratio would have been 0.94% and 0.69% for Class 1 and Class 2 Shares, respectively.

(f)	Affiliates of JPMorgan Chase & Co. reimbursed the Portfolio for losses incurred from an operational error. Without this payment, the net realized and unrealized gains (losses) on investments per share would have been $3.24 and the total return would have been 33.93% for Class 2 Shares. There was no impact to the net realized and unrealized gains (losses) on investments per share or total return for Class 1 Shares.

(g)	Includes a gain resulting from a litigation payment on a security owned in a prior year. Without this gain, the net realized and unrealized gains (losses) on investments per share would have been $(6.53) and $(6.50) and the total return would have been –39.59% and –39.73% for Class 1 Shares and Class 2 Shares, respectively.

(h)	Calculated based upon average shares outstanding.

(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)

Net asset value, end of period	Total return (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$13.13	34.32	%(e)(f)	$50,786	0.90%	0.96	%(e)	1.07%	134%
9.86	(39.22	)(g)	46,462	0.90	0.54		0.94	132
16.37	11.55		97,736	0.88	0.51		0.90	137
14.70	5.37		220,344	0.87	0.17		0.87	145
13.96	5.05		229,387	0.85	0.08		0.85	92

13.12	34.03	(e)(f)	14	1.15	0.70	(e)	1.32	134
9.84	(39.36	) (g)	11	1.15	0.30		1.19	132
16.33	11.25		18	1.14	0.22		1.16	137
14.69	5.84		16	1.14	0.11		1.14	145

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   13

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Intrepid Growth Portfolio	Class 1 and Class 2	Diversified

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan or administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

14   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities#	$60,039,726	$—	$—	$60,039,726
Appreciation in Other Financial Instruments
Futures Contracts	$11,775	$—	$—	$11,775

#	All portfolio holdings designated as Level 1 are disclosed individually in the Schedule of Portfolio Investments (“SOI”). Please refer to the SOI for industry specifics of the portfolio holdings.

B.  Futures Contracts — The Portfolio uses index futures contracts to gain or reduce exposure to the stock market, enhance returns, maintain liquidity and minimize transaction costs. The Portfolio buys futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified security or financial index over a predetermined time period. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the Schedule of Portfolio Investments and cash deposited is recorded on the Statement of Assets and Liabilities. Receivable and/or payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying index. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The Portfolio held futures from October 31, 2009 through December 31, 2009. The ending notional amount and balance are indicative of volume during the period from October 31, 2009 through December 31, 2009.

C.  Securities Lending — The Portfolio may lend securities to brokers approved by its advisor in order to generate additional income. Goldman Sachs Bank USA (“GS Bank”) serves as lending agent for the Portfolio. Securities loaned are collateralized by cash, which is invested in approved instruments (“collateral investments”), in accordance with investment guidelines. Upon termination of the loan, the Portfolio is required to return to the borrower the posted cash collateral. Loans are subject to termination by the Portfolio or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments, net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statement of Operations. The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as dividend or interest income, respectively, on the Statement of Operations. For the year ended December 31, 2009, the Portfolio earned $17,233 from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities, plus accrued interest. The securities lending agreement with GS Bank requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of cash collateral investments are disclosed in the Schedule of Portfolio Investments. At December 31, 2009, the value of outstanding securities on loan and the value of collateral investments were as follows:

Value of Securities on Loan	Cash Collateral Posted by Borrower	Total Value of Collateral Investments
$8,989,307	$9,284,803	$9,284,803

The Portfolio bears the risk of loss associated with the investment of the cash collateral and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   15

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (continued)

repay the borrower for cash collateral posted, when the Advisor does not believe that it is prudent to sell the cash collateral investments to fund this liability.

Securities lending involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GS Bank has agreed to indemnify the Portfolio from losses resulting from a borrower failure to return a loaned security.

The Portfolio invests cash collateral amounts received from borrowers in JPMorgan Prime Money Market Fund — Capital Shares. The Advisor of the Portfolio waived fees associated with the Portfolio’s investment in JPMorgan Prime Money Market Fund of $4,321. This amount offsets the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Portfolio’s investment in such fund. A portion of the waiver is voluntary.

D.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

E.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

F.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Portfolio’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$(11,440,249)	$16,121	$11,424,128

The reclassifications for the Portfolio relate primarily to expiration of capital loss carryforwards.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (“JPMIA” or the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.65%.

Effective January 1, 2010, the investment advisory business of JPMIA was transferred to J.P. Morgan Investment Management Inc. (“JPMIM”) and JPMIM became the investment advisor for the Portfolio, assuming all rights and responsibilities of JPMIA with respect to the Portfolio. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan. The appointment of JPMIM did not change the portfolio management team, investment strategies, investment advisory fees charged to the Portfolio or the terms of the investment advisory agreement (other than the identity of the advisor).

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

16   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2009, the annual effective rate was 0.10% of the Portfolio’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E.  Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s average daily net assets as shown in the table below:

Class 1	Class 2
0.90%	1.15%

The contractual expense limitation agreements were in effect for the year ended December 31, 2009. The expense limitation percentages in the table above are in place until at least April 30, 2010.

For the year ended December 31, 2009, the Advisor contractually waived fees for the Portfolio in the amount of $77,183. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the year ended December 31, 2009 (excluding the waiver disclosed in Note 2.C. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) was $1,097.

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2009, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the year ended December 31, 2009, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

Affiliates of JPMorgan Chase & Co. made a payment to the Portfolio of $24,017 relating to operational errors.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   17

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (continued)

4. Investment Transactions

During the year ended December 31, 2009, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$60,765,224	$69,644,965

During the year ended December 31, 2009, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2009, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$51,917,524	$8,570,453	$448,251	$8,122,202

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Total Distributions Paid From
Ordinary Income	Total Distributions Paid
$371,430	$371,430

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

Total Distributions Paid From
Ordinary Income	Total Distributions Paid
$713,331	$713,331

At December 31, 2009, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$459,618	$(87,768,334)	$8,122,202

The cumulative timing differences primarily consist of trustee deferred compensation.

As of December 31, 2009, the Portfolio had net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2010	2011	2013	2016	2017	Total
$50,265,496	$15,519,251	$4,697,466	$5,636,634	$11,649,487	$87,768,334

During the year ended December 31, 2009, the Portfolio had expired capital loss carryforwards in the amount of $11,440,249.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2009, the Portfolio deferred to January 1, 2010, post-October capital losses of $293,383.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2009, or at any time during the year then ended.

18   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

8. Subsequent Event

Management has evaluated all subsequent transactions and events after the balance sheet date through February 16, 2010, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust Intrepid Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Intrepid Growth Portfolio (a separate Portfolio of JPMorgan Insurance Trust) (hereafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 16, 2010

20   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	132	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	132	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (packaging manufacturer) (2007–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	132	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).
Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	132	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	132	Director, Center for Deaf and Hard of Hearing (1990–present).
Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	132	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	132	Trustee, Stratton Mountain School (2001–present).

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   21

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	132	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	132	Trustee, Morgan Stanley Funds (164 portfolios) (1992–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, JP Greene & Associates, LLC (broker-dealer) (2000–2009); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	132	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	132	None.
Interested Trustees
Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	132	None.
Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	132
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (132 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Portfolio’s investment adviser is a wholly-owned subsidiary of JPMorgan Chase & Co.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

22   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the J.P. Morgan Funds. Mr. Gatch has been an employee of J.P. Morgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, J.P. Morgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, J.P. Morgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Joy C. Dowd (1972), Assistant Treasurer (2009)
Vice President, JPMorgan Funds Management, Inc. since December 2008; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   23

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2009, and continued to hold your shares at the end of the reporting period, December 31, 2009.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2009	Ending Account Value, December 31, 2009	Expenses Paid During July 1, 2009 to December 31, 2009*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$1,254.10	$5.11	0.90%
Hypothetical	1,000.00	1,020.67	4.58	0.90
Class 2
Actual	1,000.00	1,253.10	6.53	1.15
Hypothetical	1,000.00	1,019.41	5.85	1.15

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

24   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees held meetings in person in June and August 2009, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment subcommittees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the J.P. Morgan Funds, including the Portfolio. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 19, 2009.

The Trustees, as part of their review of the investment advisory arrangements for the Portfolio, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Portfolio. This information includes the Portfolio’s performance against the Portfolio’s peers and benchmarks and analyses by the Advisor of the Portfolio’s performance. The Advisor also periodically provides comparative information regarding the Portfolio’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including, with respect to certain Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Portfolio and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the Portfolio. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Portfolio, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   25

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for certain of the J.P. Morgan Funds.

The Trustees also considered that JPMFM and earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMorgan Distribution Services, Inc. (“JPMDS”), an affiliate of the Advisor, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the J.P. Morgan Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA for custody and fund accounting, securities lending, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Portfolio would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief
Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered and actually charged to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Portfolio relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three-, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Advisor. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted that the Portfolio’s performance was in the second, third and fourth quintiles for the one-, three-, and five-year periods ended December 31, 2008, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rate. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

26   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses were both in the third quintile of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Portfolio and, in light of this information, concluded that the Advisory fees were reasonable.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   27

TAX LETTER
(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2009. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2009. The information necessary to complete your income tax returns for the calendar year ending December 31, 2009 will be received under separate cover.

Dividends Received Deductions (DRD)

100.00% of ordinary income distributions were eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended December 31, 2009.

28   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009    All rights reserved. December 2009.                                                            AN-JPMITIGP-1209

Annual Report

JPMorgan Insurance Trust

December 31, 2009

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	5
Financial Statements	10
Financial Highlights	14
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	22
Trustees	23
Officers	25
Schedule of Shareholder Expenses	26
Board Approval of Investment Advisory Agreement	27
Tax Letter	30

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JANUARY 15, 2010 (Unaudited)

Dear Shareholder:

It is hard to imagine a more negative and confusing environment than the one we faced one year ago. At the time, the global financial system was in the midst of an unprecedented crisis, stock markets were crashing around the world and the U.S. economy was in the midst of its worst recession since World War II. Today, things look better in many ways; the financial crisis has abated, stock markets are up substantially from their lows, and the economy appears to have embarked on a recovery.

“Today, things look better in many ways; the financial crisis has abated, stock markets are up substantially from their lows, and the economy appears to have embarked on a recovery.”

While this is welcomed, we, like you, are aware of how far we still have to go to return to “normal” in terms of the economy and markets. Pent-up demand — combined with monetary and fiscal stimulus—may have ignited the recovery, but the recovery will need job growth to sustain itself. While we do expect job growth to eventually materialize, the economy remains vulnerable to a relapse on the road to recovery. Therefore, it makes sense to maintain a diversified portfolio — one that can benefit from a recovery maturing into a full-fledged expansion, while still providing some protection from any potential retreat from that path.

Equity markets move sharply higher

After a dismal 2008, equities continued to sink in early 2009, with the Standard & Poor’s 500 Index (“S&P 500 Index”) dropping to a 14-year low on March 9. From that point on, however, equity markets rebounded strongly and by the end of December the S&P 500 Index had risen by 26.5% for the year to a level of 1,115.

From an equity style perspective, mid cap companies surged ahead of their small and large cap counterparts over the past 12 months (40.5%, according to the Russell Midcap Index, compared to 28.4% and 27.2%, as measured by the Russell 1000 and the Russell 2000 Indexes, respectively). Overall, growth stocks fared better than value in the large cap space, reflecting the heavy weighting of financial companies among the latter. The Russell 1000 Growth Index returned 37.2% for the 12-month period, compared to 19.7% for the Russell 1000 Value Index. Moving down the capitalization spectrum, the Russell Midcap Growth and the Midcap Value Indices returned 46.3% and 34.2%, respectively. In the small cap segment, the Russell 2000 Growth Index returned 34.5%, while the Russell 2000 Value Index provided a 20.6% return.

After turning in a dismal performance at the end of 2008, overseas stocks also posted strong gains, particularly in the emerging markets countries of Brazil, Russia, India, and China. The MSCI Emerging Markets Index returned an impressive 79.0% gross return for the 12-month reporting period, while the MSCI EAFE Index returned 32.5% (gross) for the same period.

Treasury markets decline as investors seek higher yields

Credit-related areas of the fixed income markets staged their own rebound in 2009 as investors fled to the mortgage, investment-grade corporate and high yield areas of the market, all of which posted strong gains. Treasury markets, however, declined as investors retreated from the “flight to safety” that they took in 2008. Within this environment, the Barclays Capital U.S. Aggregate Index returned a modest 5.9% for the 12-month period. The Barclays Capital High Yield Index returned a spectacular 58.2%, while the Barclays Capital Emerging Markets Index returned 34.2%. Yields on the benchmark 10-year Treasury climbed from 2.3% 12 months ago to 3.9% as of the end of the reporting period. Yields on the 30-year benchmark were 4.6%, compared to 2.7% 12 months ago, while yields on the two-year note also rose, from 0.8% to 1.11%.

Manage risks on the road to recovery

Both the Federal Reserve and the Federal Government have taken unprecedented steps to aid the economy. Although the effectiveness of these measures will be debated for years to come, the economy appears to be improving whether due to government stimulus or not. Less controversial, however, are the eventual negative side effects of these actions. In the long run, the debt incurred by the Federal Government to stimulate the economy should result in both higher taxes and higher long-term interest rates. While the New Year may bring investors some new investing opportunities, it’s also important to safeguard portfolios against potential risks by maintaining a balanced approach including a diverse array of fixed income and alternative asset classes.

On behalf of everyone at J.P. Morgan Asset Management, I would like to wish you a very happy and prosperous new year. We look forward to continuing to support your investment goals in 2010 and beyond. Should you have any questions, please visit our website at www.jpmorganfunds.com, or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	March 30, 1995
Fiscal Year End	December 31
Net Assets as of 12/31/2009	$42,824,045
Primary Benchmark	Russell Midcap Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust Intrepid Mid Cap Portfolio, which seeks long-term capital growth by investing primarily in equity securities with intermediate capitalizations*, returned 35.66%** for the 12 months ended December 31, 2009, compared to the 40.48% for its benchmark, the Russell Midcap Index (the “Index”) for the same period.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	For the U.S. stock market, the last 12 months have arguably been one of the most dramatic periods on record. The year began as 2008 ended — with stock prices falling swiftly — and the decline continued into early March. By the time prices bottomed out, investors had witnessed among the steepest stock market plunges and the worst economic collapses since the Great Depression of the 1930’s. Banks largely stopped lending, layoffs soared, fear spread and consumer confidence sharply declined.

The market rebound was equally dramatic. Driven largely by coordinated efforts by the U.S. Treasury and Federal Reserve to shore up confidence in the financial system and keep credit flowing, stocks, beginning in March, staged a significant “relief rally” — the biggest since the 1930’s — that spanned the entire U.S. equity spectrum. By the end of the year, stocks recouped significant portions of their losses — though major indices remained well below their highs set in the fall of 2007. Meantime, the U.S. economy showed signs of life by expanding at an annualized 2.2% rate in the third quarter — its first increase since the second quarter of 2008.

Although the Portfolio generated a strong absolute return during the reporting period, it lagged its benchmark. The Portfolio’s exposure to companies with attractive value characteristics helped during the period, not surprising given that value stocks generally outperformed growth stocks, as the market entered recovery. However, these value factors were overshadowed by the Portfolio’s momentum factors that focus on stocks with strong recent performance, which hurt relative returns.

In terms of specific sectors, detractors to performance included consumer cyclicals and software. Three specific examples of stocks that were negative contributors included NCR Corp., which provides technology services to companies, the auto manufacturer Ford Motor Co., and Lexmark International, Inc., which manufactures printing and imaging equipment for offices and homes. The Portfolio owned NCR because of its attractive value characteristics, but the firm has struggled recently as a result of a slowdown in its ATM unit. In the case of Lexmark, we believed the stock looked moderately attractive from a valuation and momentum standpoint. However, due to reduced demand for consumables the stock underperformed. The Portfolio did not own Ford, which is contained in the Index, largely due to its poor valuation characteristics and uncertainty within the auto industry. This proved to be the wrong decision as the stock significantly appreciated leading to underperformance by the Portfolio.

Sectors that helped the Portfolio’s performance included basic materials and financials. Specific contributors included Genworth Financial, Inc., an insurance and asset management firm, Pepsi Cola Bottling, Inc., a soft drink company, and Priceline.com, an online travel reservation service. In the case of Genworth Financial, the stock had dropped significantly during the market’s fall, to a level we judged to be attractive as a result of its value characteristics and reduced financial market turmoil. As the stock market rallied, Genworth outperformed the Index, benefiting from improving business trends. Pepsi Cola Bottling was a stock the Portfolio owned because of its value and momentum characteristics. It was also bought out during the year by Pepsico, Inc., which boosted performance. priceline.com benefitted from increased exposure to the European travel market. The Portfolio owned the stock because of its momentum characteristics, and it outperformed the Index.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	The Portfolio’s investment philosophy is based on behavioral finance theory. Behavioral finance theorizes that investors are consistently irrational in making many investment decisions, indicating that investor behavior can be affected by psychological biases and emotional reactions. The Portfolio employed a disciplined quantitative ranking methodology to identify stocks of companies in each sector that exhibited superior momentum (companies whose share values have been increasing and have the potential for continued growth) with attractive stock valuations. The managers then conduct in-depth fundamental research to ensure that the companies met their original investment thesis. The Portfolio continues to be run in a manner that strives to be style pure, fully invested and sector neutral.

2   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Sempra Energy	1.4%
2.	Life Technologies Corp.	1.0
3.	Computer Sciences Corp.	1.0
4.	Western Digital Corp.	1.0
5.	Jarden Corp.	1.0
6.	Energen Corp.	1.0
7.	AmerisourceBergen Corp.	1.0
8.	CA, Inc.	1.0
9.	NRG Energy, Inc.	1.0
10.	L-3 Communications Holdings, Inc.	1.0

PORTFOLIO COMPOSITION BY SECTOR***

Consumer Discretionary	18.0%
Financials	17.9
Information Technology	14.6
Industrials	11.8
Health Care	9.4
Utilities	8.5
Materials	6.9
Energy	6.0
Consumer Staples	3.9
Telecommunication Services	1.6
U.S. Treasury Obligation	0.3
Short-Term Investment	1.1

*	The advisor seeks to achieve the Portfolio’s objectives. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2009. The Portfolio’s composition is subject to change.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	3/30/95	35.66%	2.67%	4.84%
CLASS 2 SHARES	8/16/06	35.37	2.51	4.76

TEN YEAR PERFORMANCE (12/31/99 TO 12/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Intrepid Mid Cap Portfolio, the Russell Midcap Index and the Lipper Variable Underlying Funds Mid-Cap Core Funds Index from December 31, 1999 to December 31, 2009. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell Midcap Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Russell Midcap Index is an unmanaged index which measures the performance of 800 smallest companies of the Russell 1000 Index. The Lipper Variable Underlying Funds Mid-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.6%
		Consumer Discretionary — 17.8%
		Auto Components — 0.9%
	4,600	Autoliv, Inc., (Sweden) (c)	199,456
	7,400	TRW Automotive Holdings Corp. (a) (c)	176,712
			376,168
		Distributors — 0.2%
	2,900	Genuine Parts Co.	110,084
		Diversified Consumer Services — 2.2%
	4,200	Apollo Group, Inc., Class A (a)	254,436
	2,098	Education Management Corp. (a) (c)	46,177
	13,850	H&R Block, Inc.	313,287
	39,300	Service Corp. International	321,867
			935,767
		Hotels, Restaurants & Leisure — 1.4%
	8,700	Brinker International, Inc.	129,804
	1,400	Choice Hotels International, Inc.	44,324
	500	Hyatt Hotels Corp., Class A (a)	14,905
	2,900	International Speedway Corp., Class A	82,505
	15,900	Wyndham Worldwide Corp. (c)	320,703
			592,241
		Household Durables — 2.7%
	2,400	D.R. Horton, Inc.	26,088
	150	Garmin Ltd., (Cayman Islands) (c)	4,605
	14,000	Jarden Corp. (c)	432,740
	10,450	Leggett & Platt, Inc.	213,180
	17,200	Newell Rubbermaid, Inc.	258,172
	300	NVR, Inc. (a) (c)	213,213
			1,147,998
		Internet & Catalog Retail — 0.7%
	1,400	priceline.com, Inc. (a) (c)	305,900
		Leisure Equipment & Products — 0.3%
	4,650	Hasbro, Inc. (c)	149,079
		Media — 3.1%
	11,100	CBS Corp., Class B	155,955
	3,000	CTC Media, Inc., (Russia) (a)	44,700
	6,250	DISH Network Corp., Class A	129,812
	3,200	DreamWorks Animation SKG, Inc., Class A (a)	127,840
	26,900	Gannett Co., Inc.	399,465
	800	John Wiley & Sons, Inc., Class A	33,504
	5,600	Liberty Global, Inc., Class A (a)	122,696
	2,800	McGraw-Hill Cos., Inc. (The)	93,828
	3,900	Regal Entertainment Group, Class A (c)	56,316
	6,000	Viacom, Inc., Class B (a)	178,380
			1,342,496
		Multiline Retail — 1.6%
	7,950	Big Lots, Inc. (a)	230,391
	1,000	Dollar General Corp. (a)	22,430
	900	J.C. Penney Co., Inc.	23,949
	15,700	Macy’s, Inc.	263,132
	3,800	Nordstrom, Inc. (c)	142,804
			682,706
		Specialty Retail — 3.6%
	2,700	Abercrombie & Fitch Co., Class A (m)	94,095
	2,950	Advance Auto Parts, Inc. (m)	119,416
	2,300	Aeropostale, Inc. (a) (c) (m)	78,315
	3,500	AutoNation, Inc. (a) (c)	67,025
	1,300	Bed Bath & Beyond, Inc. (a)	50,219
	8,100	GameStop Corp., Class A (a) (c)	177,714
	13,150	Gap, Inc. (The)	275,493
	5,700	Limited Brands, Inc. (c)	109,668
	8,200	RadioShack Corp.	159,900
	4,100	Ross Stores, Inc.	175,111
	4,000	Signet Jewelers Ltd., (Bermuda) (a)	106,880
	3,200	TJX Cos., Inc.	116,960
			1,530,796
		Textiles, Apparel & Luxury Goods — 1.1%
	6,300	Coach, Inc.	230,139
	7,800	Hanesbrands, Inc. (a)	188,058
	2,900	Jones Apparel Group, Inc.	46,574
			464,771
		Total Consumer Discretionary	7,638,006
		Consumer Staples — 3.8%
		Beverages — 1.7%
	10,500	Coca-Cola Enterprises, Inc.	222,600
	17,400	Constellation Brands, Inc., Class A (a)	277,182
	7,900	Dr. Pepper Snapple Group, Inc.	223,570
			723,352
		Food & Staples Retailing — 0.3%
	63,900	Rite Aid Corp. (a)	96,489
	4,500	SUPERVALU, Inc.	57,195
			153,684
		Food Products — 0.8%
	5,800	Dean Foods Co. (a)	104,632
	9,300	Del Monte Foods Co.	105,462
	9,500	Tyson Foods, Inc., Class A	116,565
			326,659
		Personal Products — 0.4%
	4,500	Herbalife Ltd., (Cayman Islands)	182,565

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (continued)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Tobacco — 0.6%
	1,430	Lorillard, Inc.	114,729
	2,610	Reynolds American, Inc. (c)	138,252
			252,981
		Total Consumer Staples	1,639,241
		Energy — 5.9%
		Energy Equipment & Services — 3.0%
	5,300	BJ Services Co.	98,580
	1,000	Diamond Offshore Drilling, Inc.	98,420
	2,100	Dresser-Rand Group, Inc. (a)	66,381
	9,330	Ensco International plc, (United Kingdom), ADR (c)	372,640
	2,568	National Oilwell Varco, Inc.	113,223
	8,900	Oil States International, Inc. (a) (c)	349,681
	1,200	Tidewater, Inc. (c)	57,540
	2,900	Unit Corp. (a)	123,250
			1,279,715
		Oil, Gas & Consumable Fuels — 2.9%
	4,200	Alpha Natural Resources, Inc. (a)	182,196
	4,200	Cimarex Energy Co.	222,474
	3,300	Encore Acquisition Co. (a)	158,466
	2,100	EXCO Resources, Inc.	44,583
	3,300	Murphy Oil Corp.	178,860
	5,800	Newfield Exploration Co. (a) (c)	279,734
	1,220	Noble Energy, Inc. (c)	86,889
	4,100	Southern Union Co.	93,070
			1,246,272
		Total Energy	2,525,987
		Financials — 17.8%
		Capital Markets — 2.1%
	4,900	Affiliated Managers Group, Inc. (a) (c) (m)	330,015
	3,750	Federated Investors, Inc., Class B	103,125
	700	Lazard Ltd., (Bermuda), Class A	26,579
	3,300	Raymond James Financial, Inc.	78,441
	17,750	TD AMERITRADE Holding Corp. (a)	343,995
			882,155
		Commercial Banks — 2.2%
	4,300	BancorpSouth, Inc.	100,878
	3,150	Bank of Hawaii Corp.	148,239
	3,150	BOK Financial Corp.	149,688
	1,000	Cullen/Frost Bankers, Inc.	50,000
	1,300	M&T Bank Corp.	86,957
	27,200	TCF Financial Corp. (c)	370,464
	2,030	Valley National Bancorp (c)	28,684
			934,910
		Consumer Finance — 0.5%
	2,400	AmeriCredit Corp. (a)	45,696
	10,800	Discover Financial Services	158,868
			204,564
		Diversified Financial Services — 0.2%
	4,650	NASDAQ OMX Group, Inc. (The) (a)	92,163
		Insurance — 5.5%
	3,950	Allied World Assurance Co. Holdings Ltd., (Bermuda)	181,976
	14,450	American Financial Group, Inc.	360,528
	2,850	Arch Capital Group Ltd., (Bermuda) (a) (c)	203,917
	5,000	Assurant, Inc.	147,400
	2,550	Axis Capital Holdings Ltd., (Bermuda)	72,446
	2,000	CNA Financial Corp. (a) (c)	48,000
	20,100	Genworth Financial, Inc., Class A (a)	228,135
	3,350	Hanover Insurance Group, Inc. (The)	148,840
	2,400	Lincoln National Corp.	59,712
	1,900	PartnerRe Ltd., (Bermuda)	141,854
	6,400	Principal Financial Group, Inc. (c)	153,856
	1,200	Protective Life Corp.	19,860
	1,700	Reinsurance Group of America, Inc.	81,005
	5,000	StanCorp Financial Group, Inc. (c)	200,100
	700	Torchmark Corp.	30,765
	14,900	Unum Group	290,848
			2,369,242
		Real Estate Investment Trusts (REITs) — 6.2%
	1,500	Alexandria Real Estate Equities, Inc. (c)	96,435
	5,600	AMB Property Corp. (c) (m)	143,080
	17,800	Annaly Capital Management, Inc.	308,830
	1,100	Camden Property Trust	46,607
	3,400	Chimera Investment Corp. (c)	13,192
	3,400	Douglas Emmett, Inc. (m)	48,450
	3,100	Equity Residential	104,718
	3,100	Federal Realty Investment Trust (c)	209,932
	5,300	Health Care REIT, Inc. (c)	234,896
	14,210	Hospitality Properties Trust	336,919
	15,600	HRPT Properties Trust	100,932
	3,850	Mack-Cali Realty Corp.	133,095
	5,080	Nationwide Health Properties, Inc.	178,714
	3,430	ProLogis (c)	46,957
	3,600	SL Green Realty Corp. (c)	180,864
	4,600	Taubman Centers, Inc. (c)	165,186
	6,600	Ventas, Inc.	288,684
			2,637,491

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Thrifts & Mortgage Finance — 1.1%
	17,000	Hudson City Bancorp, Inc. (c)	233,410
	17,200	New York Community Bancorp, Inc.	249,572
			482,982
		Total Financials	7,603,507
		Health Care — 9.3%
		Biotechnology — 1.6%
	5,400	BioMarin Pharmaceutical, Inc. (a) (c)	101,574
	2,400	Cephalon, Inc. (a) (c)	149,784
	4,800	Dendreon Corp. (a) (c)	126,144
	4,471	Talecris Biotherapeutics Holdings Corp. (a)	99,569
	4,700	Vertex Pharmaceuticals, Inc. (a)	201,395
			678,466
		Health Care Equipment & Supplies — 1.6%
	4,000	Hospira, Inc. (a)	204,000
	3,400	Inverness Medical Innovations, Inc. (a) (c)	141,134
	5,350	Kinetic Concepts, Inc. (a) (c)	201,427
	2,700	Varian Medical Systems, Inc. (a)	126,495
			673,056
		Health Care Providers & Services — 3.8%
	2,710	Aetna, Inc. (c) (m)	85,907
	16,100	AmerisourceBergen Corp.	419,727
	8,000	CIGNA Corp. (c)	282,160
	10,000	Health Management Associates, Inc., Class A (a)	72,700
	2,800	Humana, Inc. (a)	122,892
	2,850	Laboratory Corp. of America Holdings (a)	213,294
	2,000	LifePoint Hospitals, Inc. (a)	65,020
	4,600	Lincare Holdings, Inc. (a) (c)	170,752
	8,050	Omnicare, Inc. (c)	194,649
			1,627,101
		Life Sciences Tools & Services — 1.0%
	8,482	Life Technologies Corp. (a)	443,015
		Pharmaceuticals — 1.3%
	2,200	Allergan, Inc.	138,622
	4,350	Endo Pharmaceuticals Holdings, Inc. (a)	89,218
	6,200	King Pharmaceuticals, Inc. (a)	76,074
	6,600	Mylan, Inc. (a) (c)	121,638
	3,950	Watson Pharmaceuticals, Inc. (a) (c)	156,460
			582,012
		Total Health Care	4,003,650
		Industrials — 11.7%
		Aerospace & Defense — 2.1%
	5,900	Goodrich Corp. (c)	379,075
	4,650	L-3 Communications Holdings, Inc.	404,318
	2,500	Northrop Grumman Corp.	139,625
			923,018
		Airlines — 0.9%
	6,800	Copa Holdings S.A., (Panama), Class A	370,396
		Building Products — 0.1%
	1,500	Lennox International, Inc. (c)	58,560
		Commercial Services & Supplies — 1.2%
	3,200	Pitney Bowes, Inc. (c)	72,832
	11,330	R.R. Donnelley & Sons Co.	252,319
	6,285	Republic Services, Inc.	177,928
			503,079
		Construction & Engineering — 1.1%
	2,600	KBR, Inc.	49,400
	3,300	Shaw Group, Inc. (The) (a)	94,875
	7,000	URS Corp. (a)	311,640
			455,915
		Electrical Equipment — 1.3%
	7,350	Hubbell, Inc., Class B	347,655
	5,400	Thomas & Betts Corp. (a)	193,266
			540,921
		Machinery — 3.7%
	4,850	AGCO Corp. (a) (c) (m)	156,849
	2,246	Cummins, Inc.	103,002
	6,750	Dover Corp.	280,867
	3,550	Gardner Denver, Inc. (c)	151,052
	1,100	Joy Global, Inc.	56,749
	7,500	Oshkosh Corp.	277,725
	5,045	Parker Hannifin Corp.	271,825
	2,450	SPX Corp.	134,015
	2,700	Stanley Works (The) (c)	139,077
			1,571,161
		Marine — 0.3%
	3,700	Kirby Corp. (a) (c)	128,871
		Professional Services — 0.1%
	1,700	Verisk Analytics, Inc., Class A (a)	51,476
		Road & Rail — 0.8%
	3,700	CSX Corp. (c)	179,413
	3,800	Ryder System, Inc.	156,446
			335,859

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   7

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (continued)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Trading Companies & Distributors — 0.1%
	2,500	WESCO International, Inc. (a) (c)	67,525
		Total Industrials	5,006,781
		Information Technology — 14.5%
		Communications Equipment — 1.3%
	8,300	Brocade Communications Systems, Inc. (a)	63,329
	7,600	CommScope, Inc. (a)	201,628
	6,100	Harris Corp.	290,055
			555,012
		Computers & Peripherals — 1.7%
	5,100	Lexmark International, Inc., Class A (a)	132,498
	8,800	NCR Corp. (a)	97,944
	3,750	QLogic Corp. (a) (c)	70,762
	9,850	Western Digital Corp. (a)	434,878
			736,082
		Electronic Equipment, Instruments & Components — 1.7%
	8,400	Arrow Electronics, Inc. (a) (c)	248,724
	11,400	Avnet, Inc. (a)	343,824
	1,100	Tech Data Corp. (a)	51,326
	9,200	Vishay Intertechnology, Inc. (a)	76,820
			720,694
		IT Services — 4.5%
	4,850	Alliance Data Systems Corp. (a) (c)	313,262
	7,800	Broadridge Financial Solutions, Inc.	175,968
	7,700	Computer Sciences Corp. (a)	442,981
	34,538	Convergys Corp. (a)	371,283
	1,900	DST Systems, Inc. (a)	82,745
	9,900	Fidelity National Information Services, Inc.	232,056
	5,100	Hewitt Associates, Inc., Class A (a) (c)	215,526
	2,100	Lender Processing Services, Inc.	85,386
			1,919,207
		Office Electronics — 0.3%
	13,800	Xerox Corp. (c)	116,748
		Semiconductors & Semiconductor Equipment — 2.8%
	7,000	Integrated Device Technology, Inc. (a)	45,290
	3,300	Intersil Corp., Class A (c)	50,622
	3,500	Linear Technology Corp.	106,890
	14,900	Marvell Technology Group Ltd., (Bermuda) (a) (c)	309,175
	13,700	Micron Technology, Inc. (a)	144,672
	11,500	National Semiconductor Corp. (c)	176,640
	25,100	ON Semiconductor Corp. (a) (c)	221,131
	2,100	Teradyne, Inc. (a) (c)	22,533
	5,150	Xilinx, Inc.	129,059
			1,206,012
		Software — 2.2%
	8,580	BMC Software, Inc. (a)	344,058
	18,100	CA, Inc.	406,526
	11,100	Symantec Corp. (a)	198,579
			949,163
		Total Information Technology	6,202,918
		Materials — 6.8%
		Chemicals — 3.9%
	1,050	Airgas, Inc.	49,980
	6,300	Ashland, Inc.	249,606
	5,720	Celanese Corp., Class A	183,612
	850	CF Industries Holdings, Inc.	77,163
	2,850	Eastman Chemical Co.	171,684
	2,300	FMC Corp.	128,248
	4,600	Lubrizol Corp.	335,570
	5,000	PPG Industries, Inc.	292,700
	3,100	Scotts Miracle-Gro Co. (The), Class A	121,861
	2,350	Terra Industries, Inc.	75,646
			1,686,070
		Containers & Packaging — 1.1%
	12,000	Crown Holdings, Inc. (a)	306,960
	3,500	Pactiv Corp. (a)	84,490
	3,700	Temple-Inland, Inc.	78,107
			469,557
		Metals & Mining — 1.1%
	2,850	Cliffs Natural Resources, Inc.	131,357
	2,900	Reliance Steel & Aluminum Co.	125,338
	1,600	Schnitzer Steel Industries, Inc., Class A	76,320
	1,850	Walter Energy, Inc.	139,323
			472,338
		Paper & Forest Products — 0.7%
	10,500	International Paper Co.	281,190
		Total Materials	2,909,155
		Telecommunication Services — 1.6%
		Diversified Telecommunication Services — 1.6%
	11,087	CenturyTel, Inc.	401,460
	32,900	Qwest Communications International, Inc.	138,509
	13,850	Windstream Corp.	152,212
		Total Telecommunication Services	692,181

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Utilities — 8.4%
		Electric Utilities — 1.4%
	13,100	DPL, Inc.	361,560
	6,850	Edison International	238,243
			599,803
		Gas Utilities — 2.3%
	9,195	Energen Corp.	430,326
	5,400	National Fuel Gas Co.	270,000
	11,750	UGI Corp.	284,233
			984,559
		Independent Power Producers & Energy Traders — 0.9%
	17,200	NRG Energy, Inc. (a)	406,092
		Multi-Utilities — 3.8%
	950	Alliant Energy Corp.	28,747
	24,330	CenterPoint Energy, Inc.	353,028
	10,600	CMS Energy Corp. (c)	165,996
	1,600	DTE Energy Co.	69,744
	6,950	MDU Resources Group, Inc.	164,020
	10,500	Sempra Energy	587,790
	14,700	TECO Energy, Inc. (c)	238,434
			1,607,759
		Total Utilities	3,598,213
		Total Common Stocks (Cost $39,661,261)	41,819,639

PRINCIPAL AMOUNT ($)
U.S. Treasury Obligation — 0.3%
	115,000	U.S. Treasury Note, 1.250%, 11/30/10 (k) (Cost $116,004)	115,808

SHARES
Short-Term Investment — 1.1%
		Investment Company — 1.1%
	460,150	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (m) (Cost $460,150)	460,150
Investment of Cash Collateral for Securities on Loan — 23.3%
		Investment Company — 23.3%
	9,976,257	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $9,976,257)	9,976,257
		Total Investments — 122.3% (Cost $50,213,672)	52,371,854
		Liabilities in Excess of Other Assets — (22.3)%	(9,547,809)
		NET ASSETS — 100.0%	$42,824,045

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 12/31/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
3	S&P Mid Cap 400	03/18/10	$1,087,350	$12,488

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR—	American Depositary Receipt

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)—	The rate shown is the current yield as of December 31, 2009.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   9

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2009

Intrepid Mid Cap Portfolio
ASSETS:
Investments in non-affiliates, at value	$41,935,447
Investments in affiliates, at value	10,436,407
Total investment securities, at value	52,371,854
Receivables:
Investment securities sold	487,620
Portfolio shares sold	8,990
Interest and dividends	66,105
Total Assets	52,934,569

LIABILITIES:
Payables:
Investment securities purchased	48,389
Collateral for securities lending program	9,976,257
Portfolio shares redeemed	29,338
Variation margin on futures contracts	13,004
Accrued liabilities:
Investment advisory fees	16,631
Administration fees	3,454
Distribution fees	3
Custodian and accounting fees	5,549
Trustees’ and Chief Compliance Officer’s fees	547
Other	17,352
Total Liabilities	10,110,524
Net Assets	$42,824,045

NET ASSETS:
Paid in capital	$50,224,995
Accumulated undistributed (distributions in excess of) net investment income	532,072
Accumulated net realized gains (losses)	(10,103,692)
Net unrealized appreciation (depreciation)	2,170,670
Total Net Assets	$42,824,045

Net Assets:
Class 1	$42,810,183
Class 2	13,862
Total	$42,824,045
Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value):
Class 1	3,235,035
Class 2	1,048

Net asset value, offering and redemption price per share:
Class 1	$13.23
Class 2	13.22

Cost of investments in non-affiliates	$39,777,265
Cost of investments in affiliates	10,436,407
Value of securities on loan	9,644,566

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009

Intrepid Mid Cap Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$763
Dividend income from non-affiliates	870,744
Dividend income from affiliates	3,738
Income from securities lending (net)	20,167
Total investment income	895,412

EXPENSES:
Investment advisory fees	256,012
Administration fees	40,774
Distribution fees — Class 2	28
Custodian and accounting fees	35,366
Interest expense to affiliates	47
Professional fees	45,283
Trustees’ and Chief Compliance Officer’s fees	394
Printing and mailing costs	52,284
Transfer agent fees	10,512
Other	12,013
Total expenses	452,713
Less amounts waived	(99,170)
Less earnings credits	(2)
Net expenses	353,541

Net investment income (loss)	541,871

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(7,612,199)
Futures	304,093
Net realized gain (loss)	(7,308,106)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	19,086,993
Futures	12,488
Change in net unrealized appreciation (depreciation)	19,099,481
Net realized/unrealized gains (losses)	11,791,375
Change in net assets resulting from operations	$12,333,246

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   11

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Intrepid Mid Cap Portfolio
	Year Ended 12/31/2009	Year Ended 12/31/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$541,871	$632,026
Net realized gain (loss)	(7,308,106)	(2,736,851)
Change in net unrealized appreciation (depreciation)	19,099,481	(24,078,921)
Change in net assets resulting from operations	12,333,246	(26,183,746)

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(631,942)	(340,163)
From net realized gains	—	(5,416,993)
Class 2
From net investment income	(138)	(37)
From net realized gains	—	(1,282)
Total distributions to shareholders	(632,080)	(5,758,475)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(8,044,761)	(3,803,883)

NET ASSETS :
Change in net assets	3,656,405	(35,746,104)
Beginning of period	39,167,640	74,913,744
End of period	$42,824,045	$39,167,640
Accumulated undistributed (distributions in excess of) net investment income	$532,072	$630,708

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$2,197,122	$6,215,852
Dividends and distributions reinvested	631,942	5,757,156
Cost of shares redeemed	(10,873,963)	(15,778,139)
Change in net assets from Class 1 capital transactions	$(8,044,899)	$(3,805,131)
Class 2
Dividends and distributions reinvested	$138	$1,319
Cost of shares redeemed	—	(71)
Change in net assets from Class 2 capital transactions	$138	$1,248

Total change in net assets from capital transactions	$(8,044,761)	$(3,803,883)

SHARE TRANSACTIONS:
Class 1
Issued	213,861	490,420
Reinvested	64,815	396,772
Redeemed	(991,005)	(1,141,979)
Change in Class 1 Shares	(712,329)	(254,787)
Class 2
Reinvested	14	91
Redeemed	—	(5)
Change in Class 2 Shares	14	86

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   13

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

				Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Mid Cap Portfolio
Class 1
Year Ended December 31, 2009	$9.92	$0.18	$3.30	$3.48	$(0.17)	$—	$(0.17)
Year Ended December 31, 2008	17.82	0.16	(6.63)	(6.47)	(0.08)	(1.35)	(1.43)
Year Ended December 31, 2007	18.90	0.08	0.50	0.58	(0.12)	(1.54)	(1.66)
Year Ended December 31, 2006	20.02	0.13	2.50	2.63	(0.08)	(3.67)	(3.75)
Year Ended December 31, 2005	17.70	0.08	2.85	2.93	(0.02)	(0.59)	(0.61)

Class 2
Year Ended December 31, 2009	9.90	0.12	3.33	3.45	(0.13)	—	(0.13)
Year Ended December 31, 2008	17.78	0.12	(6.61)	(6.49)	(0.04)	(1.35)	(1.39)
Year Ended December 31, 2007	18.89	0.03	0.50	0.53	(0.10)	(1.54)	(1.64)
August 16, 2006(e) through December 31, 2006	17.33	0.05	1.51	1.56	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$13.23	35.66%	$42,810	0.90%	1.37%	1.15%	74%
9.92	(38.82)	39,157	0.90	1.10	1.01	101
17.82	2.87	74,897	0.90	0.41	0.95	105
18.90	14.12	77,734	0.92	0.75	1.02	136
20.02	17.10	62,959	0.95	0.43	0.98	151

13.22	35.37	14	1.15	1.14	1.40	74
9.90	(38.98)	10	1.15	0.87	1.27	101
17.78	2.60	17	1.15	0.16	1.20	105
18.89	9.00	16	1.14	0.80	1.25	136

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   15

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Intrepid Mid Cap Portfolio	Class 1 and Class 2	Diversified

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees, and each class has exclusive voting rights with respect to its distribution plan or administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

16   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$52,256,046	$115,808	$—	$52,371,854
Appreciation in Other Financial Instruments
Futures Contracts	$12,488	$—	$—	$12,488

#	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the Schedule of Portfolio Investments (“SOI”). Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOI for industry specifics of the portfolio holdings.

B. Futures Contracts — The Portfolio uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Portfolio buys futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified security or financial index over a predetermined time period. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the Schedule of Portfolio Investments and cash deposited is recorded on the Statement of Assets and Liabilities. Receivable and/or payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying index. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The Portfolio held futures contracts from February 28, 2009 through December 31, 2009. The ending notional amount and balance are indicative of volume during the period from February 28, 2009 through December 31, 2009.

C. Securities Lending — The Portfolio may lend securities to brokers approved by its advisor in order to generate additional income. Goldman Sachs Bank USA (“GS Bank”) serves as lending agent for the Portfolio. Securities loaned are collateralized by cash, which is invested in approved instruments (“collateral investments”), in accordance with investment guidelines. Upon termination of the loan, the Portfolio is required to return to the borrower the posted cash collateral. Loans are subject to termination by the Portfolio or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments, net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statement of Operations. The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as dividend or interest income, respectively, on the Statement of Operations. For the year ended December 31, 2009, the Portfolio earned $19,219 from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities, plus accrued interest. The securities lending agreement with GS Bank requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   17

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (continued)

The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of cash collateral investments are disclosed in the Schedule of Portfolio Investments. At December 31, 2009, the value of outstanding securities on loan and the value of collateral investments were as follows:

Value of Securities on Loan	Cash Collateral Posted by Borrower	Total Value of Collateral Investments
$9,644,566	$9,976,257	$9,976,257

The Portfolio bears the risk of loss associated with the investment of the cash collateral and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted, when the Advisor does not believe that it is prudent to sell the cash collateral investments to fund this liability.

Securities lending involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GS Bank has agreed to indemnify the Portfolio from losses resulting from a borrower failure to return a loaned security.

The Portfolio invests cash collateral amounts received from borrowers in JPMorgan Prime Money Market Fund — Capital Shares. The Advisor of the Portfolio waived fees associated with the Portfolio’s investment in JPMorgan Prime Money Market Fund of $4,530. This amount offsets the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Portfolio’s investment in such fund. A portion of the waiver is voluntary.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

The Portfolio records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

F. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Portfolio’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

18   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

The following amounts were reclassified within the capital accounts:

Paid-in- Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$—	$(8,427)	$8,427

The reclassifications for the Portfolio relate primarily to distributions from investments in business development companies.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (“JPMIA” or the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.65%.

Effective January 1, 2010, the investment advisory business of JPMIA was transferred to J.P. Morgan Investment Management Inc. (“JPMIM”) and JPMIM became the investment advisor for the Portfolio, assuming all rights and responsibilities of JPMIA with respect to the Portfolio. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan. The appointment of JPMIM did not change the portfolio management team, investment strategies, investment advisory fees charged to the Portfolio or the terms of the investment advisory agreement (other than the identity of the advisor).

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2009, the annual effective rate was 0.10% of the Portfolio’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s average daily net assets as shown in the table below:

Class 1	Class 2
0.90%	1.15%

The contractual expense limitation agreements were in effect for the year ended December 31, 2009. The expense limitation percentages in the table above are in place until at least April 30, 2010.

For the year ended December 31, 2009, the Advisor contractually waived fees for the Portfolio in the amount of $98,165. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   19

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (continued)

The amount of waivers resulting from investments in the money market funds for the year ended December 31, 2009 (excluding the waiver disclosed in Note 2.C. regarding cash collateral for securities lending invested in JPMorgan Prime Money Market Fund) was $1,005.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2009, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the year ended December 31, 2009, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2009, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$28,413,399	$35,343,122	$116,119	$—

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2009, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$50,704,909	$5,000,608	$3,333,663	$1,666,945

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$632,080	$632,080

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$933,353	$4,825,122	$5,758,475

20   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

At December 31, 2009, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$533,464	$(9,477,167)	$1,666,945

The cumulative timing differences primarily consist of trustee deferred compensation, post-October loss deferrals and wash sale loss deferrals.

As of December 31, 2009, the Portfolio had net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2016	2017	Total
$1,770,303	$7,706,864	$9,477,167

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2009, the Portfolio deferred to January 1, 2010 post-October capital losses of $122,799.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2009, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

8. Subsequent Event

Management has evaluated all subsequent transactions and events after the balance sheet date through February 16, 2010, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust Intrepid Mid Cap Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (a separate Portfolio of JPMorgan Insurance Trust) (hereafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 16, 2010

22   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	132	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	132	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (packaging manufacturer) (2007–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	132	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).
Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	132	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	132	Director, Center for Deaf and Hard of Hearing (1990–present).
Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	132	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	132	Trustee, Stratton Mountain School (2001–present).

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   23

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	132	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	132	Trustee, Morgan Stanley Funds (164 portfolios) (1992–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, JP Greene & Associates, LLC (broker-dealer) (2000–2009); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	132	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	132	None.
Interested Trustees
Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	132	None.
Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	132
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (132 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Portfolio’s investment adviser is a wholly-owned subsidiary of JPMorgan Chase & Co.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

24   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the J.P. Morgan Funds. Mr. Gatch has been an employee of J.P. Morgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, J.P. Morgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, J.P. Morgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Joy C. Dowd (1972), Assistant Treasurer (2009)
Vice President, JPMorgan Funds Management, Inc. since December 2008; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   25

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2009, and continued to hold your shares at the end of the reporting period, December 31, 2009.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2009	Ending Account Value, December 31, 2009	Expenses Paid During July 1, 2009 to December 31, 2009*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$1,273.30	$5.16	0.90%
Hypothetical	1,000.00	1,020.67	4.58	0.90
Class 2
Actual	1,000.00	1,271.20	6.58	1.15
Hypothetical	1,000.00	1,019.41	5.85	1.15

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

26   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees held meetings in person in June and August 2009, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment subcommittees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the J.P. Morgan Funds, including the Portfolio. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 19, 2009.

The Trustees, as part of their review of the investment advisory arrangements for the Portfolio, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Portfolio. This information includes the Portfolio’s performance against the Portfolio’s peers and benchmarks and analyses by the Advisor of the Portfolio’s performance. The Advisor also periodically provides comparative information regarding the Portfolio’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including, with respect to certain Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Portfolio and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the Portfolio. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Portfolio, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   27

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for certain of the J.P. Morgan Funds.

The Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMorgan Distribution Services, Inc. (“JPMDS”), an affiliate of the Advisor, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the J.P. Morgan Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA for custody and fund accounting, securities lending, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Portfolio would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered and actually charged to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Portfolio relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three-, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Advisor. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted that the Portfolio’s performance was in the third, fourth, and fourth quintiles for the one-, three-, and five-year periods ended December 31, 2008, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Advisor and, based upon this discussion and other factors, concluded that they were satisfied with the Advisor’s analysis of the Portfolio’s performance.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rate. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

28   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses were both in the second quintile of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Portfolio and, in light of this information, concluded that the Advisory fees were reasonable.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   29

TAX LETTER
(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2009. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2009. The information necessary to complete your income tax returns for the calendar year ending December 31, 2009 will be received under separate cover.

Dividends Received Deductions (DRD)

100.00% of ordinary income distributions were eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended December 31, 2009.

30   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. December 2009.	AN-JPMITIMCP-1209

Annual Report

JPMorgan Insurance Trust

December 31, 2009

JPMorgan Insurance Trust Mid Cap Value Portfolio
    (formerly JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio)

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	5
Financial Statements	8
Financial Highlights	12
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	21
Trustees	22
Officers	24
Schedule of Shareholder Expenses	25
Board Approval of Investment Advisory Agreement	26
Tax Letter	28

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JANUARY 15, 2010 (Unaudited)

Dear Shareholder:

It is hard to imagine a more negative and confusing environment than the one we faced one year ago. At the time, the global financial system was in the midst of an unprecedented crisis, stock markets were crashing around the world and the U.S. economy was in the midst of its worst recession since World War II. Today, things look better in many ways; the financial crisis has abated, stock markets are up substantially from their lows, and the economy appears to have embarked on a recovery.

“ Today, things look better in many ways; the financial crisis has abated, stock markets are up substantially from their lows, and the economy appears to have embarked on a recovery.”

While this is welcomed, we, like you, are aware of how far we still have to go to return to “normal” in terms of the economy and markets. Pent-up demand — combined with monetary and fiscal stimulus—may have ignited the recovery, but the recovery will need job growth to sustain itself. While we do expect job growth to eventually materialize, the economy remains vulnerable to a relapse on the road to recovery. Therefore, it makes sense to maintain a diversified portfolio — one that can benefit from a recovery maturing into a full-fledged expansion, while still providing some protection from any potential retreat from that path.

Equity markets move sharply higher

After a dismal 2008, equities continued to sink in early 2009, with the Standard & Poor’s 500 Index (“S&P 500 Index”) dropping to a 14-year low on March 9. From that point on, however, equity markets rebounded strongly and by the end of December the S&P 500 Index had risen by 26.5% for the year to a level of 1,115.

From an equity style perspective, mid cap companies surged ahead of their small and large cap counterparts over the past 12 months (40.5%, according to the Russell Midcap Index, compared to 28.4% and 27.2%, as measured by the Russell 1000 and the Russell 2000 Indexes, respectively). Overall, growth stocks fared better than value in the large cap space, reflecting the heavy weighting of financial companies among the latter. The Russell 1000 Growth Index returned 37.2% for the 12-month period, compared to 19.7% for the Russell 1000 Value Index. Moving down the capitalization spectrum, the Russell Midcap Growth and the Midcap Value Indices returned 46.3% and 34.2%, respectively. In the small cap segment, the Russell 2000 Growth Index returned 34.5%, while the Russell 2000 Value Index provided a 20.6% return.

After turning in a dismal performance at the end of 2008, overseas stocks also posted strong gains, particularly in the emerging markets countries of Brazil, Russia, India, and China. The MSCI Emerging Markets Index returned an impressive 79.0% gross return for the 12-month reporting period, while the MSCI EAFE Index returned 32.5% (gross) for the same period.

Treasury markets decline as investors seek higher yields

Credit-related areas of the fixed income markets staged their own rebound in 2009 as investors fled to the mortgage, investment-grade corporate and high yield areas of the market, all of which posted strong gains. Treasury markets, however, declined as investors retreated from the “flight to safety” that they took in 2008. Within this environment, the Barclays Capital U.S. Aggregate Index returned a modest 5.9% for the 12-month period. The Barclays Capital High Yield Index returned a spectacular 58.2%, while the Barclays Capital Emerging Markets Index returned 34.2%. Yields on the benchmark 10-year Treasury climbed from 2.3% 12 months ago to 3.9% as of the end of the reporting period. Yields on the 30-year benchmark were 4.6%, compared to 2.7% 12 months ago, while yields on the two-year note also rose, from 0.8% to 1.11%.

Manage risks on the road to recovery

Both the Federal Reserve and the Federal Government have taken unprecedented steps to aid the economy. Although the effectiveness of these measures will be debated for years to come, the economy appears to be improving whether due to government stimulus or not. Less controversial, however, are the eventual negative side effects of these actions. In the long run, the debt incurred by the Federal Government to stimulate the economy should result in both higher taxes and higher long-term interest rates. While the New Year may bring investors some new investing opportunities, it’s also important to safeguard portfolios against potential risks by maintaining a balanced approach including a diverse array of fixed income and alternative asset classes.

On behalf of everyone at J.P. Morgan Asset Management, I would like to wish you a very happy and prosperous new year. We look forward to continuing to support your investment goals in 2010 and beyond. Should you have any questions, please visit our website at www.jpmorganfunds.com, or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Mid Cap Value Portfolio*

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited)

PORTFOLIO FACTS
Portfolio Inception	September 28, 2001***
Fiscal Year End	December 31
Net Assets as of 12/31/2009	$238,433,429
Primary Benchmark	Russell Midcap Value Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust Mid Cap Value Portfolio, which seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities,** returned 26.68%*** (Class 1 Shares) for the 12 months ended December 31, 2009. This compares to the 34.21% return for the Russell Midcap Value Index (the “Index”) for the same period.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	For the U.S. stock market, the last 12 months have arguably been one of the most dramatic periods on record. The year began as 2008 ended — with stock prices falling swiftly — and the decline continued into early March. By the time prices bottomed out, investors had witnessed among the steepest stock market plunges and the worst economic collapses since the Great Depression of the 1930s. Banks largely stopped lending, layoffs soared, fear spread and consumer confidence sharply declined.

The market rebound was equally dramatic. Driven largely by coordinated efforts by the U.S. Treasury and Federal Reserve to shore up confidence in the financial system and keep credit flowing, stocks, beginning in March, staged a significant “relief rally” — the biggest since the 1930s — that spanned the entire U.S. equity spectrum. By the end of the year, stocks recouped significant portions of their losses — though major indices remained well below their highs set in the fall of 2007. Meanwhile, the U.S. economy showed signs of life by expanding at an annualized 2.2% rate in the third quarter — its first increase since the second quarter of 2008.

Although the Portfolio generated a strong absolute return during the reporting period, it lagged the Index. This was partially the result of stock selection in the consumer discretionary and financials sectors, which more than offset the positive impact from stock selection in the utilities and industrial sectors.

In terms of individual stocks, the Portfolio’s relative results were hurt by not owning Ford Motor Company, which was held in the Index during a portion of the reporting period. While this lack of exposure was a positive for the Portfolio in 2008, it detracted from performance during the 12-months ended December 31, 2009. During this time, Ford’s share price moved sharply higher as it emerged from the economic downturn as the best performer among the “big three automakers” (General Motors, Ford and Chrysler). However, given the company’s high levels of fixed costs and the cyclical nature of its earnings and cash flow, the company does not meet our investment criteria.

The Portfolio’s position in regional bank, Synovus Financial Corp., was another significant detractor from performance. The company has generated poor results given larger than expected credit losses in its construction loan portfolio. As a result, we subsequently eliminated the stock from the portfolio. Another meaningful detractor was the Portfolio’s overweight position in grocery store giant Safeway, Inc. The economic slowdown, as well as declining produce and dairy prices, negatively impacted Safeway’s profit margins.

Examples of stocks that positively contributed to the Portfolio’s results were Energen Corp., Precision Castparts Corp. and Gap, Inc. Energen is a natural gas exploration and production company. It also has a natural gas utility business servicing customers in Alabama. Given the strong demand for natural gas, the company was able to boost its production levels. In addition, despite the challenging economic environment, Energen continued to generate a steady stream of cash flows from its utility. Industrial company Precision Castparts is a manufacturer of complex metal components that are typically used in the aerospace and power generation industries. The company generated solid year-over-year earnings results. In addition, we feel its share price rose given expectations for higher demand for its products. Gap, Inc. is a clothing retailer that is well known for its flagship The Gap stores. It also owns the Old Navy, Banana Republic, Piperlime and Athleta brands. We liked the name, as it has no debt on its balance sheet. In addition, the company was looking to reduce its total retail space (i.e. aggregate square footage) which we believe will help to lower its capital expenditures and increase cash flow generation. Even though many retailers suffered given the economic headwinds, Gap, Inc.’s shares moved sharply higher during the reporting period.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	The cornerstone of our investment philosophy is the belief that companies possessing the ability to consistently generate free cash flow and effectively allocate capital to generate growth in value per share will maximize the probability of providing consistent returns for the Portfolio and lower levels of volatility over the long term. We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Our purpose is to

2   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

discover those companies offering the greatest potential against their current market value. Many companies may be considered cheap, and our research process helps us eliminate those that do not possess the characteristics of a sound, long-term business and identify those we believe are underrated or overlooked by the market.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****

1.	Old Republic International Corp.	1.9%
2.	Cincinnati Financial Corp.	1.9
3.	Williams Cos., Inc. (The)	1.9
4.	American Electric Power Co., Inc.	1.8
5.	Republic Services, Inc.	1.8
6.	M&T Bank Corp.	1.8
7.	Safeway, Inc.	1.8
8.	Energen Corp.	1.7
9.	Becton, Dickinson & Co.	1.7
10.	Lincare Holdings, Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR****

Financials	24.8%
Consumer Discretionary	18.6
Utilities	13.4
Industrials	8.5
Information Technology	6.5
Consumer Staples	6.1
Materials	6.1
Energy	6.0
Health Care	5.9
Telecommunication Services	2.9
Short-Term Investment	1.2

*	The Portfolio’s name was changed from JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio to JPMorgan Insurance Trust Mid Cap Value Portfolio on April 25, 2009.

**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

***	The Portfolio acquired all of the assets and liabilities of JPMorgan Mid Cap Value Portfolio (“Predecessor Portfolio”) in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by the Portfolio and will be used going forward. As a result the inception date reflects that of the Predecessor Portfolio and the performance information reflects that of the Predecessor Portfolio for the periods prior to its reorganization with the Portfolio.

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

****	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2009. The Portfolio’s composition is subject to change.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Mid Cap Value Portfolio*

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2009

	INCEPTION DATE	1 YEAR	5 YEAR	SINCE INCEPTION
MID CAP VALUE PORTFOLIO	9/28/01	26.68%	2.04%	8.40%

LIFE OF PORTFOLIO PERFORMANCE (9/28/01 TO 12/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Inception date for JPMorgan Insurance Trust Mid Cap Value Portfolio is September 28, 2001, which is the inception date of JPMorgan Mid Cap Value Portfolio (“Predecessor Portfolio”). JPMorgan Insurance Trust Mid Cap Value Portfolio acquired all of the assets and liabilities of the Predecessor Portfolio in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by the JPMorgan Insurance Trust Mid Cap Value Portfolio and will be used going forward. As a result the performance prior to April 25, 2009, is the performance of the Predecessor Portfolio.

The graph illustrates comparative performance for $10,000 invested in the Class 1 Shares of the JPMorgan Insurance Trust Mid Cap Value Portfolio, the Russell Midcap Value Index and the Lipper Variable Underlying Funds Mid-Cap Value Funds Index from September 28, 2001 to December 31, 2009. The performance of the indices reflects an initial investment as of the end of the month following the Portfolio’s inception. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Mid-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Portfolio. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Variable Underlying Funds Mid-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

JPMorgan Insurance Trust Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.7%
	Consumer Discretionary — 18.6%
	Auto Components — 0.7%
63,630	WABCO Holdings, Inc.	1,641,018
	Distributors — 1.1%
67,740	Genuine Parts Co.	2,571,410
	Diversified Consumer Services — 1.0%
110,550	H&R Block, Inc.	2,500,641
	Hotels, Restaurants & Leisure — 1.8%
54,841	Darden Restaurants, Inc.	1,923,274
54,787	Marriott International, Inc., Class A (c)	1,492,941
23,900	Yum! Brands, Inc.	835,783
		4,251,998
	Household Durables — 2.1%
84,640	Fortune Brands, Inc.	3,656,448
46,187	Jarden Corp.	1,427,640
		5,084,088
	Internet & Catalog Retail — 0.6%
59,500	Expedia, Inc. (a)	1,529,745
	Media — 3.7%
75,820	Cablevision Systems Corp., Class A	1,957,672
151,304	Clear Channel Outdoor Holdings, Inc., Class A (a)	1,572,049
29,340	Omnicom Group, Inc.	1,148,661
46,850	Scripps Networks Interactive, Inc., Class A	1,944,275
4,840	Washington Post Co. (The), Class B	2,127,664
		8,750,321
	Multiline Retail — 0.2%
22,200	Dollar General Corp. (a)	497,946
	Specialty Retail — 6.5%
68,907	AutoNation, Inc. (a) (c)	1,319,569
14,050	AutoZone, Inc. (a) (c)	2,220,884
40,370	Bed Bath & Beyond, Inc. (a)	1,559,493
176,890	Gap, Inc. (The)	3,705,846
13,930	Sherwin-Williams Co. (The) (c)	858,784
61,550	Staples, Inc. (c)	1,513,514
49,240	Tiffany & Co.	2,117,320
57,850	TJX Cos., Inc.	2,114,418
		15,409,828
	Textiles, Apparel & Luxury Goods — 0.9%
28,300	V.F. Corp. (c)	2,072,692
	Total Consumer Discretionary	44,309,687
	Consumer Staples — 6.1%
	Beverages — 0.6%
27,082	Brown-Forman Corp., Class B	1,450,783
	Food & Staples Retailing — 1.8%
196,770	Safeway, Inc.	4,189,233
	Food Products — 1.7%
58,730	JM Smucker Co. (The)	3,626,577
13,800	McCormick & Co., Inc. (Non-Voting)	498,594
		4,125,171
	Household Products — 1.4%
27,250	Clorox Co.	1,662,250
27,000	Energizer Holdings, Inc. (a)	1,654,560
		3,316,810
	Tobacco — 0.6%
19,330	Lorillard, Inc.	1,550,846
	Total Consumer Staples	14,632,843
	Energy — 6.0%
	Oil, Gas & Consumable Fuels — 6.0%
126,740	CVR Energy, Inc. (a)	869,436
50,114	Devon Energy Corp.	3,683,379
56,412	Kinder Morgan Management LLC (a)	3,082,352
93,970	Teekay Corp., (Canada)	2,181,044
212,680	Williams Cos., Inc. (The)	4,483,294
	Total Energy	14,299,505
	Financials — 24.7%
	Capital Markets — 2.1%
12,370	Affiliated Managers Group, Inc. (a) (c)	833,119
20,800	Ameriprise Financial, Inc.	807,456
25,630	Northern Trust Corp.	1,343,012
38,040	T. Rowe Price Group, Inc.	2,025,630
		5,009,217
	Commercial Banks — 6.7%
37,500	BancorpSouth, Inc. (c)	879,750
81,000	BB&T Corp.	2,054,970
26,270	City National Corp. (c)	1,197,912
37,240	Cullen/Frost Bankers, Inc.	1,862,000
104,600	KeyCorp	580,530
62,870	M&T Bank Corp.	4,205,374
85,900	SunTrust Banks, Inc.	1,742,911
124,000	TCF Financial Corp. (c)	1,688,880
90,700	Wilmington Trust Corp. (c)	1,119,238
47,800	Zions Bancorp (c)	613,274
		15,944,839
	Insurance — 10.4%
80,170	Assurant, Inc.	2,363,412
173,039	Cincinnati Financial Corp.	4,540,543
97,080	Loews Corp.	3,528,858

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Insurance — Continued
454,474	Old Republic International Corp.	4,562,919
146,432	OneBeacon Insurance Group Ltd., Class A	2,017,833
102,950	Principal Financial Group, Inc.	2,474,918
57,000	Transatlantic Holdings, Inc.	2,970,270
99,910	W.R. Berkley Corp.	2,461,782
		24,920,535
	Real Estate Investment Trusts (REITs) — 4.2%
180,272	Kimco Realty Corp. (c)	2,439,080
14,860	Public Storage (c)	1,210,347
56,520	Regency Centers Corp.	1,981,591
45,670	Ventas, Inc.	1,997,606
35,044	Vornado Realty Trust (c)	2,450,978
		10,079,602
	Real Estate Management & Development — 0.8%
151,680	Brookfield Properties Corp., (Canada) (c)	1,838,362
	Thrifts & Mortgage Finance — 0.5%
70,180	People’s United Financial, Inc. (c)	1,172,006
	Total Financials	58,964,561
	Health Care — 5.9%
	Health Care Equipment & Supplies — 1.7%
50,660	Becton, Dickinson & Co.	3,995,047
	Health Care Providers & Services — 4.2%
73,669	Community Health Systems, Inc. (a) (c)	2,622,616
93,450	Coventry Health Care, Inc. (a)	2,269,901
107,350	Lincare Holdings, Inc. (a) (c)	3,984,832
50,300	VCA Antech, Inc. (a) (c)	1,253,476
		10,130,825
	Total Health Care	14,125,872
	Industrials — 8.5%
	Aerospace & Defense — 3.2%
16,380	Alliant Techsystems, Inc. (a)	1,445,863
31,700	L-3 Communications Holdings, Inc.	2,756,315
31,460	Precision Castparts Corp.	3,471,611
		7,673,789
	Commercial Services & Supplies — 1.8%
150,830	Republic Services, Inc.	4,269,997
	Electrical Equipment — 1.6%
43,840	Cooper Industries plc	1,869,338
35,200	Roper Industries, Inc.	1,843,424
		3,712,762
	Industrial Conglomerates — 1.0%
69,440	Carlisle Cos., Inc.	2,379,014
	Machinery — 0.5%
29,500	Snap-On, Inc.	1,246,670
	Road & Rail — 0.4%
18,200	Norfolk Southern Corp.	954,044
	Total Industrials	20,236,276
	Information Technology — 6.5%
	Computers & Peripherals — 0.6%
53,080	Lexmark International, Inc., Class A (a)	1,379,018
	Electronic Equipment, Instruments & Components — 3.7%
66,340	Amphenol Corp., Class A	3,063,581
78,710	Arrow Electronics, Inc. (a)	2,330,603
140,780	Tyco Electronics Ltd., (Switzerland)	3,456,149
		8,850,333
	Semiconductors & Semiconductor Equipment — 0.6%
74,978	Avago Technologies Ltd., (Singapore) (a)	1,371,348
	Software — 1.6%
105,590	Jack Henry & Associates, Inc.	2,441,241
69,200	Synopsys, Inc. (a)	1,541,776
		3,983,017
	Total Information Technology	15,583,716
	Materials — 6.1%
	Chemicals — 4.1%
49,300	Airgas, Inc.	2,346,680
86,146	Albemarle Corp.	3,133,130
39,630	PPG Industries, Inc.	2,319,940
41,150	Sigma-Aldrich Corp.	2,079,310
		9,879,060
	Construction Materials — 0.4%
17,330	Vulcan Materials Co. (c)	912,771
	Containers & Packaging — 1.6%
71,230	Ball Corp.	3,682,591
	Total Materials	14,474,422
	Telecommunication Services — 2.9%
	Diversified Telecommunication Services — 1.7%
71,090	CenturyTel, Inc.	2,574,169
127,229	Windstream Corp.	1,398,247
		3,972,416
	Wireless Telecommunication Services — 1.2%
98,890	Telephone & Data Systems, Inc.	2,986,478
	Total Telecommunication Services	6,958,894

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Utilities — 13.4%
	Electric Utilities — 3.1%
126,670	American Electric Power Co., Inc.	4,406,849
130,820	Westar Energy, Inc.	2,841,411
		7,248,260
	Gas Utilities — 4.2%
89,090	Energen Corp.	4,169,412
71,710	EQT Corp.	3,149,503
60,720	ONEOK, Inc.	2,706,291
		10,025,206
	Multi-Utilities — 5.1%
238,140	CMS Energy Corp. (c)	3,729,272
50,500	NSTAR	1,858,400
71,525	PG&E Corp. (c)	3,193,591
162,580	Xcel Energy, Inc.	3,449,948
		12,231,211
	Water Utilities — 1.0%
104,300	American Water Works Co., Inc.	2,337,363
	Total Utilities	31,842,040
	Total Common Stocks (Cost $212,042,404)	235,427,816
Short-Term Investment — 1.2%
	Investment Company — 1.2%
2,918,261	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $2,918,261)	2,918,261
Investment of Cash Collateral for Securities on Loan — 8.3%
	Investment Company — 8.3%
19,676,557	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $19,676,557)	19,676,557
	Total Investments — 108.2% (Cost $234,637,222)	258,022,634
	Liabilities in Excess of Other Assets — (8.2)%	(19,589,205)
	NET ASSETS — 100.0%	$238,433,429

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(l)—	The rate shown is the current yield as of December 31, 2009.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   7

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2009

Mid Cap Value Portfolio
ASSETS:
Investments in non-affiliates, at value	$235,427,816
Investments in affiliates, at value	22,594,818
Total investment securities, at value	258,022,634
Cash	23,488
Receivables:
Investment securities sold	599,726
Portfolio shares sold	68,970
Interest and dividends	427,213
Total Assets	259,142,031

LIABILITIES:
Payables:
Investment securities purchased	100,679
Collateral for securities lending program	19,676,557
Portfolio shares redeemed	699,369
Accrued liabilities:
Investment advisory fees	130,620
Administration fees	19,561
Custodian and accounting fees	14,537
Trustees’ and Chief Compliance Officer’s fees	729
Other	66,550
Total Liabilities	20,708,602
Net Assets	$238,433,429

NET ASSETS:
Paid in capital	$262,207,860
Accumulated undistributed (distributions in excess of) net investment income	2,866,248
Accumulated net realized gains (losses)	(50,026,091)
Net unrealized appreciation (depreciation)	23,385,412
Total Net Assets	$238,433,429

Outstanding units of beneficial interest (shares)
(unlimited amount authorized, no par value):	42,802,035

Net asset value, offering and redemption price per share	$5.57

Cost of investments in non-affiliates	$212,042,404
Cost of investments in affiliates	22,594,818
Value of securities on loan	18,915,871

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009 *

Mid Cap Value Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$5,477,820
Dividend income from affiliates	29,410
Income from securities lending (net)	187,257
Total investment income	5,694,487

EXPENSES:
Investment advisory fees	1,340,931
Administration fees	317,350
Custodian and accounting fees	42,890
Interest expense to affiliates	5
Professional fees	53,782
Trustees’ and Chief Compliance Officer’s fees	9,559
Printing and mailing costs	46,022
Transfer agent fees	25,394
Reorganization expense (See Note 8)	71,115
Other	158,393
Total expenses	2,065,441
Less amounts waived	(225,800)
Less earnings credits	(5)
Less expense reimbursements	(51,544)
Net expenses	1,788,092
Net investment income (loss)	3,906,395

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(34,402,335)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	82,628,184
Net realized/unrealized gains (losses)	48,225,849
Change in net assets resulting from operations	$52,132,244

*	Mid Cap Value Portfolio acquired all of the assets and liabilities of JPMorgan Mid Cap Value Portfolio (“Predecessor Portfolio”) in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by Mid Cap Value Portfolio and will be used going forward. As a result, the information prior to April 25, 2009, reflects that of the Predecessor Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   9

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Mid Cap Value Portfolio
	Year Ended 12/31/ 2009*	Year Ended 12/31/2008*
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,906,395	$3,263,153
Net realized gain (loss)	(34,402,335)	(9,143,790)
Change in net unrealized appreciation (depreciation)	82,628,184	(89,627,094)
Change in net assets resulting from operations	52,132,244	(95,507,731)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(4,240,919)	(2,789,591)
From net realized gains	(383,916)	(18,910,008)
Total distributions to shareholders	(4,624,835)	(21,699,599)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	42,413,889	50,819,633
Net assets acquired in Portfolio reorganization (See Note 8)	25,677,776	—
Dividends and distributions reinvested	4,624,835	21,699,599
Cost of shares redeemed	(63,756,159)	(85,620,370)
Total change in net assets from capital transactions	8,960,341	(13,101,138)

NET ASSETS:
Change in net assets	56,467,750	(130,308,468)
Beginning of period	181,965,679	312,274,147
End of period	$238,433,429	$181,965,679
Accumulated undistributed (distributions in excess of) net investment income	$2,866,248	$3,181,348

SHARE TRANSACTIONS:
Issued**	9,311,655	8,759,614
Shares issued in connection with Portfolio reorganization (See Note 8)	6,001,467	—
Reinvested**	1,087,156	3,352,291
Redeemed**	(13,854,053)	(14,477,821)
Change in Shares	2,546,225	(2,365,916)

*	Mid Cap Value Portfolio acquired all of the assets and liabilities of JPMorgan Mid Cap Value Portfolio (“Predecessor Portfolio”) in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by Mid Cap Value Portfolio and will be used going forward. As a result, the information prior to April 25, 2009, reflects that of the Predecessor Portfolio.

**	Reflects a 4.187:1 stock split that occurred on April 24, 2009. All share amounts for all periods presented have been adjusted to reflect the stock split.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   11

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class 1

		Per share operating performance*
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Portfolio (c)
Year Ended December 31, 2009	$4.52	$0.09		$1.08	$1.17	$(0.11)	$(0.01)	$(0.12)
Year Ended December 31, 2008	7.33	0.08	(d)	(2.35)	(2.27)	(0.07)	(0.47)	(0.54)
Year Ended December 31, 2007	7.54	0.07		0.13	0.20	(0.07)	(0.34)	(0.41)
Year Ended December 31, 2006	6.65	0.07		1.03	1.10	(0.04)	(0.17)	(0.21)
Year Ended December 31, 2005	6.19	0.04		0.52	0.56	(0.01)	(0.09)	(0.10)

*	Reflects a 4.187:1 stock split that occurred on April 24, 2009. All per share amounts for all periods presented have been adjusted to reflect the stock split.

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(c)	Effective April 25, 2009, Diversified Mid Cap Value Portfolio was renamed Mid Cap Value Portfolio. Mid Cap Value Portfolio acquired all of the assets and liabilities of JPMorgan Mid Cap Value Portfolio (“Predecessor Portfolio”) in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by Mid Cap Value Portfolio and will be used going forward. As a result, the financial highlight information reflects that of the Predecessor Portfolio for the periods prior to its reorganization with Mid Cap Value Portfolio.

(d)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate
$5.57	26.68%	$238,433	0.88%	1.93%	1.02%	39%
4.52	(33.21)	181,966	1.00	1.31	1.25	41
7.33	2.45	312,274	1.00	0.92	1.25	48
7.54	16.84	298,608	1.00	0.99	1.25	45
6.65	9.21	273,620	1.00	0.80	1.26	46

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   13

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Class Offered	Diversified/Non-Diversified
Mid Cap Value Portfolio	Class 1	Diversified

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

The Portfolio acquired all of the assets and liabilities of JPMorgan Mid Cap Value Portfolio, a series of J.P. Morgan Series Trust II (“Predecessor Portfolio”) in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by the Portfolio. On April 24, 2009, prior to the reorganization, shareholders of the Predecessor Portfolio received 4.187 shares of the Predecessor Portfolio for every share held of the Predecessor Portfolio. All share and per share amounts for all periods presented have been adjusted to reflect the stock split.

Effective April 25, 2009, Diversified Mid Cap Value Portfolio was renamed Mid Cap Value Portfolio with approval from the Board of Trustees.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

14   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$258,022,634	$—	$—	$258,022,634

#	Portfolio holdings designated as Level 1 are disclosed individually in the Schedule of Portfolio Investments (“SOI”). Please refer to the SOI for industry specifics of the portfolio holdings.

B.  Securities Lending — The Portfolio may lend securities to brokers approved by its advisor in order to generate additional income. Goldman Sachs Bank USA (“GS Bank”) serves as lending agent for the Portfolio. Securities loaned are collateralized by cash, which is invested in approved instruments (“collateral investments”), in accordance with investment guidelines. Upon termination of the loan, the Portfolio is required to return to the borrower the posted cash collateral. Loans are subject to termination by the Portfolio or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments, net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statement of Operations. The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as dividend or interest income, respectively, on the Statement of Operations. For the year ended December 31, 2009, the Portfolio earned $42,106 from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities, plus accrued interest. The securities lending agreement with GS Bank requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of cash collateral investments are disclosed in the Schedule of Portfolio Investments. At December 31, 2009, the value of outstanding securities on loan and the value of collateral investments were as follows:

Value of Securities on Loan	Cash Collateral Posted by Borrower	Total Value of Collateral Investments
$18,915,871	$19,676,557	$19,676,557

The Portfolio bears the risk of loss associated with the investment of the cash collateral and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted, when the Advisor does not believe that it is prudent to sell the cash collateral investments to fund this liability.

Securities lending involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GS Bank has agreed to indemnify the Portfolio from losses resulting from a borrower failure to return a loaned security.

The Portfolio invests cash collateral amounts received from borrowers in JPMorgan Prime Money Market Fund — Capital Shares. The Advisor of the Portfolio waived fees associated with the Portfolio’s investment in JPMorgan Prime Money Market Fund of $11,662. This amount offsets the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Portfolio’s investment in such fund. A portion of the waiver is voluntary.

C.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

The Portfolio records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D.  Allocation of Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

E.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   15

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (continued)

is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Portfolio’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F.  Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$5,465,574	$19,424	$(5,484,998)

The reclassifications for the Portfolio relate primarily to wash sale loss deferrals from the Predecessor Portfolio, capital loss carryforwards from the Predecessor Portfolio and adjustments due to a reorganization.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (“JPMIA” or the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.65%.

Prior to April 25, 2009, pursuant to a separate Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM”) acted as the investment advisor to the Predecessor Portfolio. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan. The fee was accrued daily and paid monthly based on the Predecessor Portfolio’s average daily net assets at an annual fee rate of 0.70%.

Effective January 1, 2010, the investment advisory business of JPMIA was transferred to JPMIM and JPMIM became the investment advisor for the Portfolio, assuming all rights and responsibilities of JPMIA with respect to the Portfolio. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan. The appointment of JPMIM did not change the portfolio management team, investment strategies, investment advisory fees charged to the Portfolio or the terms of the investment advisory agreement (other than the identity of the advisor).

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the period April 25, 2009 through December 31, 2009, the annualized effective rate was 0.11% of the Portfolio’s average daily net assets.

Prior to April 25, 2009, pursuant to a separate agreement between J.P. Morgan Series Trust II and the Administrator, the Administrator received a fee computed daily and paid monthly at the annual rate of 0.55% of the average daily net assets of the Predecessor Portfolio. Under the agreement, the Administrator was responsible for certain usual and customary expenses incurred by the Predecessor Portfolio including fees and expenses of the custodian and fund accountant, professional and transfer agent fees, printing and postage and expenses of the Trustees. In accordance with the agreement, the Predecessor Portfolio paid for such expenses directly, deducting the amounts of such expenses from the Administration fee. The Administrator reimbursed the Predecessor Portfolio to the extent that amounts paid for such expenses exceeded 0.55%.

The Administrator waived Administration fees as outlined in Note 3.E.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

16   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

D.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E.  Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.90% of the Portfolio’s average daily net assets.

The contractual expense limitation agreement was in effect for the period April 25, 2009 through December 31, 2009. The expense limitation percentage above is in place until at least April 30, 2010.

Prior to April 25, 2009, the Administrator had contractually agreed to waive fees and/or reimburse the Predecessor Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes and extraordinary expenses) exceeded 1.25% of the Predecessor Portfolio’s average daily net assets. In addition, the Administrator may have voluntarily waived or reimbursed certain of its fees, as it may have determined, from time to time. The expense ratio was 1.00% at the time of the reorganization.

During the period April 25, 2009 through December 31, 2009, the Advisor contractually waived fees for the Portfolio in the amount of $68,942. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

Prior to April 25, 2009, the Administrator voluntarily waived $147,960 and reimbursed reorganization related expenses in the amount of $51,544. The Administrator does not expect the Portfolio to repay any such waived fees and reimbursed expenses in future years.

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the year ended December 31, 2009 (excluding the waiver disclosed in Note 2.B. regarding cash collateral for securities lending invested in JPMorgan Prime Money Market Fund) was $8,898.

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2009, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the year ended December 31, 2009, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2009, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$75,924,049	$86,088,655

During the year ended December 31, 2009, there were no purchases or sales of U.S. Government securities.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   17

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2009, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$240,199,230	$34,723,302	$16,899,898	$17,823,404

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid*
$653,969	$653,969

*	The tax character of total distributions paid differs from that within the Statement of Changes because of the reorganization of the JPMorgan Insurance Trust Mid Cap Value Portfolio with the Predecessor Portfolio. The Predecessor Portfolio’s performance and financial history have been adopted for financial statement purposes, whereas the JPMorgan Insurance Trust Mid Cap Value Portfolio is the surviving portfolio for tax purposes.

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid*
$2,336,278	$7,771,368	$10,107,646

*	The tax character of total distributions paid differs from that within the Statement of Changes because of the reorganization of the JPMorgan Insurance Trust Mid Cap Value Portfolio with the Predecessor Portfolio. The Predecessor Portfolio’s performance and financial history have been adopted for financial statement purposes, whereas the JPMorgan Insurance Trust Mid Cap Value Portfolio is the surviving portfolio for tax purposes.

At December 31, 2009, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$2,870,126	$(42,160,164)	$17,823,404

The cumulative timing differences primarily consist of trustee deferred compensation, wash sale loss deferrals and return of capital on investment in securities.

As of December 31, 2009, the Portfolio had net capital losses carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2016		2017		Total
$24,951,991	*	$17,208,173	*	$42,160,164

*	The 2016 and 2017 amounts include $807,961 and $10,948,917, respectively, of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2009, the Portfolio deferred to January 1, 2010 post-October capital losses of $2,303,918.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of

18   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2009, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

8. Business Combinations

In November, 2008, the Boards of Trustees of the Trust and J.P. Morgan Series Trust II approved management’s proposal to merge JPMorgan Mid Cap Value Portfolio (the “Target Portfolio”) into JPMorgan Insurance Trust Mid Cap Value Portfolio (the “Acquiring Portfolio”). The Agreement and Plan of Reorganization with respect to the Target Portfolio was approved by the Target Portfolio’s shareholders at a special meeting of shareholders held on April 1, 2009. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. The reorganization was effective after the close of business on April 24, 2009. The Acquiring Portfolio acquired all of the assets and liabilities of the Target Portfolio as shown in the table below. As described in Note 1, the Target Portfolio’s performance and financial history have been adopted by the Acquiring Portfolio. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, shareholders of the Target Portfolio received 4.187 Class 1 shares in the Acquiring Portfolio in exchange for each share held in the Target Portfolio as of the close of business on date of the reorganization. The investment portfolio of the Target Portfolio, with a fair value of $172,260,977 and identified cost of $212,411,021 as of the date of the reorganization, was the principal asset acquired by the Acquiring Portfolio. For financial statement purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Target Portfolio was carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation/(Depreciation) immediately before and after the reorganization:

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation/ (Depreciation)
Target Portfolio
JPMorgan Mid Cap Value Portfolio	40,291,926	$172,392,842	$4.28	$(40,150,044)
Acquiring Portfolio
JPMorgan Insurance Trust Mid Cap Value Portfolio
Class 1	6,001,467	$25,677,776	$4.28	$(8,384,594)
Post Reorganization
JPMorgan Insurance Trust Mid Cap Value Portfolio
Class 1	46,293,393	$198,070,618	$4.28	$(48,534,638)

Expenses related to the reorganization were incurred by the Target Portfolio. The Advisor and Administrator voluntarily waived their fees and/or reimbursed expenses in an amount equal to the reorganization expenses, except for brokerage fees and expenses related to the disposition and acquisition of assets in connection with the reorganization.

Assuming the reorganization had been completed on January 1, 2009, the beginning of the annual reporting period, the pro forma results of operations for the year ended December 31, 2009, are as follows:

Net investment income (loss)	$4,021,831
Net realized/unrealized gains (losses)	47,505,482
Change in net assets resulting from operations	51,527,313

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   19

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (continued)

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Portfolio that have been included in the Statement of Operations since April 24, 2009.

9. Subsequent Event

Management has evaluated all subsequent transactions and events after the balance sheet date through February 16, 2010, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

20   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust Mid Cap Value Portfolio (formerly JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Mid Cap Value Portfolio (formerly JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio) (a separate Portfolio of JPMorgan Insurance Trust) (hereafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 16, 2010

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   21

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	132	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	132	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (packaging manufacturer) (2007–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	132	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).
Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	132	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	132	Director, Center for Deaf and Hard of Hearing (1990–present).
Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	132	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	132	Trustee, Stratton Mountain School (2001–present).

22   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	132	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	132	Trustee, Morgan Stanley Funds (164 portfolios) (1992–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, JP Greene & Associates, LLC (broker-dealer) (2000–2009); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	132	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	132	None.
Interested Trustees
Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	132	None.
Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	132
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (132 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Portfolio’s investment adviser is a wholly-owned subsidiary of JPMorgan Chase & Co.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   23

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the J.P. Morgan Funds. Mr. Gatch has been an employee of J.P. Morgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, J.P. Morgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, J.P. Morgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Joy C. Dowd (1972), Assistant Treasurer (2009)
Vice President, JPMorgan Funds Management, Inc. since December 2008; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

24   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2009, and continued to hold your shares at the end of the reporting period, December 31, 2009.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2009	Ending Account Value, December 31, 2009	Expenses Paid During July 1, 2009 to December 31, 2009*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$1,251.70	$4.71	0.83%
Hypothetical	1,000.00	1,021.02	4.23	0.83

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   25

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees held meetings in person in June and August 2009, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment subcommittees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the J.P. Morgan Funds, including the Portfolio. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 19, 2009.

The Trustees, as part of their review of the investment advisory arrangements for the Portfolio, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Portfolio. This information includes the Portfolio’s performance against the Portfolio’s peers and benchmarks and analyses by the Advisor of the Portfolio’s performance. The Advisor also periodically provides comparative information regarding the Portfolio’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including, with respect to certain Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Portfolio and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the Portfolio. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Portfolio, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing

26   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for certain of the J.P. Morgan Funds.

The Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the fees paid to JPMorgan Chase Bank N.A. for custody and fund accounting, securities lending, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Portfolio would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered and actually charged to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Portfolio relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance for the Portfolio periodically over the course of the year. They also received expense information in a report prepared by Lipper in preparation of their review of the Advisory Agreement. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three-, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Advisor. The Trustees discussed the performance and investment strategy of the Portfolio with the Advisor and, based upon these discussions and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rate. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses were both in the second quintile of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Portfolio and, in light of this information, concluded that the Advisory fees were reasonable.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   27

TAX LETTER
(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2009. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2009. The information necessary to complete your income tax returns for the calendar year ending December 31, 2009 will be received under separate cover.

Dividends Received Deductions (DRD)

100.00% of ordinary income distributions were eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended December 31, 2009.

28   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. December 2009.	AN-JPMITMCVP-1209

Annual Report

JPMorgan Insurance Trust

December 31, 2009

JPMorgan Insurance Trust Small Cap Core Portfolio
    (formerly JPMorgan Insurance Trust Small Cap Equity Portfolio)

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	5
Financial Statements	14
Financial Highlights	18
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	27
Trustees	28
Officers	30
Schedule of Shareholder Expenses	31
Board Approval of Investment Advisory Agreement	32
Tax Letter	34

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JANUARY 15, 2010 (Unaudited)

Dear Shareholder:

It is hard to imagine a more negative and confusing environment than the one we faced one year ago. At the time, the global financial system was in the midst of an unprecedented crisis, stock markets were crashing around the world and the U.S. economy was in the midst of its worst recession since World War II. Today, things look better in many ways; the financial crisis has abated, stock markets are up substantially from their lows, and the economy appears to have embarked on a recovery.

“ Today, things look better in many ways; the financial crisis has abated, stock markets are up substantially from their lows, and the economy appears to have embarked on a recovery.”

While this is welcomed, we, like you, are aware of how far we still have to go to return to “normal” in terms of the economy and markets. Pent-up demand — combined with monetary and fiscal stimulus — may have ignited the recovery, but the recovery will need job growth to sustain itself. While we do expect job growth to eventually materialize, the economy remains vulnerable to a relapse on the road to recovery. Therefore, it makes sense to maintain a diversified portfolio — one that can benefit from a recovery maturing into a full-fledged expansion, while still providing some protection from any potential retreat from that path.

Equity markets move sharply higher

After a dismal 2008, equities continued to sink in early 2009, with the Standard & Poor’s 500 Index (“S&P 500 Index”) dropping to a 14-year low on March 9. From that point on, however, equity markets rebounded strongly and by the end of December the S&P 500 Index had risen by 26.5% for the year to a level of 1,115.

From an equity style perspective, mid cap companies surged ahead of their small and large cap counterparts over the past 12 months (40.5%, according to the Russell Midcap Index, compared to 28.4% and 27.2%, as measured by the Russell 1000 and the Russell 2000 Indexes, respectively). Overall, growth stocks fared better than value in the large cap space, reflecting the heavy weighting of financial companies among the latter. The Russell 1000 Growth Index returned 37.2% for the 12-month period, compared to 19.7% for the Russell 1000 Value Index. Moving down the capitalization spectrum, the Russell Midcap Growth and the Midcap Value Indices returned 46.3% and 34.2%, respectively. In the small cap segment, the Russell 2000 Growth Index returned 34.5%, while the Russell 2000 Value Index provided a 20.6% return.

After turning in a dismal performance at the end of 2008, overseas stocks also posted strong gains, particularly in the emerging markets countries of Brazil, Russia, India, and China. The MSCI Emerging Markets Index returned an impressive 79.0% gross return for the 12-month reporting period, while the MSCI EAFE Index returned 32.5% (gross) for the same period.

Treasury markets decline as investors seek higher yields

Credit-related areas of the fixed income markets staged their own rebound in 2009 as investors fled to the mortgage, investment-grade corporate and high yield areas of the market, all of which posted strong gains. Treasury markets, however, declined as investors retreated from the “flight to safety” that they took in 2008. Within this environment, the Barclays Capital U.S. Aggregate Index returned a modest 5.9% for the 12-month period. The Barclays Capital High Yield Index returned a spectacular 58.2%, while the Barclays Capital Emerging Markets Index returned 34.2%. Yields on the benchmark 10-year Treasury climbed from 2.3% 12 months ago to 3.9% as of the end of the reporting period. Yields on the 30-year benchmark were 4.6%, compared to 2.7% 12 months ago, while yields on the two-year note also rose, from 0.8% to 1.11%.

Manage risks on the road to recovery

Both the Federal Reserve and the Federal Government have taken unprecedented steps to aid the economy. Although the effectiveness of these measures will be debated for years to come, the economy appears to be improving whether due to government stimulus or not. Less controversial, however, are the eventual negative side effects of these actions. In the long run, the debt incurred by the Federal Government to stimulate the economy should result in both higher taxes and higher long-term interest rates. While the New Year may bring investors some new investing opportunities, it’s also important to safeguard portfolios against potential risks by maintaining a balanced approach including a diverse array of fixed income and alternative asset classes.

On behalf of everyone at J.P. Morgan Asset Management, I would like to wish you a very happy and prosperous new year. We look forward to continuing to support your investment goals in 2010 and beyond. Should you have any questions, please visit our website at www.jpmorganfunds.com, or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Small Cap Core Portfolio*
    (formerly JPMorgan Insurance Trust Small Cap Equity Portfolio)

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited)

PORTFOLIO FACTS
Portfolio Inception	January 3, 1995***
Fiscal Year End	December 31
Net Assets as of 12/31/2009	$57,663,046
Primary Benchmark	Russell 2000 Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust Small Cap Core Portfolio, which seeks capital growth over the long term**, returned 22.58***% (Class 1 Shares) for the 12 months ended December 31, 2009, compared to the 27.17% return for the Russell 2000 Index (the “Index”) over the same period.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	For the U.S. stock market, the last 12 months have arguably been one of the most dramatic periods on record. The year began as 2008 ended — with stock prices falling swiftly — and the decline continued into early March. By the time prices bottomed out, investors had witnessed among the steepest stock market plunges and the worst economic collapses since the Great Depression of the 1930’s. Banks largely stopped lending, layoffs soared, fear spread and consumer confidence sharply declined.

The market rebound was equally dramatic. Driven largely by coordinated efforts by the U.S. Treasury and Federal Reserve to shore up confidence in the financial system and keep credit flowing, stocks, beginning in March, staged a significant “relief rally” — the biggest since the 1930’s — that spanned the entire U.S. equity spectrum. By the end of the year, stocks recouped significant portions of their losses — though major indices remained well below their highs set in the fall of 2007. Meantime, the U.S. economy showed signs of life by expanding at an annualized 2.2% rate in the third quarter — its first increase since the second quarter of 2008.

Although the Portfolio generated a strong absolute return during the reporting period, it lagged its benchmark. The Portfolio’s exposure to companies with attractive value characteristics helped during the period, not surprising given that value stocks generally outperformed growth stocks, as the market entered recovery. However, these value factors were overshadowed by the Portfolio’s momentum factors that focus on stocks with strong recent performance, and hurt relative returns.

Sectors that detracted from performance included retail and consumer cyclical. Toy producer JAKKS Pacific, Inc. suffered in part because of tightening profit margins within the toy industry. Nash Finch Co., a wholesale food distributor and supermarket operator, also saw their profit margins compress. This, when combined with the company’s more defensive nature, led it to underperform as the market recovered. Gentiva Health Services, Inc., which provides homecare for elderly, injured and/or sick patients, underperformed because of concerns over pending healthcare legislation in Congress.

Sectors that contributed to Portfolio performance included financials and media. In the financial space, positive contributors included Cash America International, Inc., a pawnshop chain, and World Acceptance Corp., which provides short-term loans and other financial products and services. Both companies target higher-risk consumers and performed well during the period, as they benefited from increased demand for their services. The Portfolio owned both because of their value characteristics and improving business trends. A media company that contributed was Valassis Communications, Inc., which distributes coupons to consumers. In general, consumers appear to be growing thriftier and are using more coupons; as a result, the company was a strong performer.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	The Portfolio employed a disciplined quantitative ranking methodology to identify stocks of companies in each sector that exhibited superior momentum (companies whose share values have been increasing and have the potential for continued growth) with attractive stock valuations. The managers then conduct in-depth fundamental research to ensure that the companies have met their original investment thesis. The Portfolio continues to be run in a manner that strives to be style pure, fully invested and sector neutral.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****

1.	Skyworks Solutions, Inc.	1.1%
2.	Rock-Tenn Co., Class A	1.0
3.	Cash America International, Inc.	1.0
4.	EXCO Resources, Inc.	1.0
5.	Chiquita Brands International, Inc.	1.0
6.	Regal-Beloit Corp.	0.9
7.	JDA Software Group, Inc.	0.9
8.	Sybase, Inc.	0.8
9.	Wabtec Corp.	0.8
10.	World Acceptance Corp.	0.8

2   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

PORTFOLIO COMPOSITION BY SECTOR****

Financials	21.2%
Industrials	17.5
Consumer Discretionary	14.6
Information Technology	14.4
Health Care	14.2
Energy	4.8
Materials	4.2
Utilities	3.1
Consumer Staples	2.8
Telecommunication Services	1.6
U.S. Treasury Obligation	0.2
Short-Term Investment	1.4

*	The Portfolio’s name was changed from JPMorgan Insurance Trust Small Cap Equity Portfolio to JPMorgan Insurance Trust Small Cap Core Portfolio on April 25, 2009.

**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

***	The Portfolio acquired all of the assets and liabilities of JPMorgan Small Company Portfolio (“Predecessor Portfolio”) in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by the Portfolio and will be used going forward. As a result the inception date reflects that of the Predecessor Portfolio and the performance information reflects that of the Predecessor Portfolio for the periods prior to its reorganization with the Portfolio.
The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

****	Percentages indicated are based upon total investments as of December 31, 2009. The Portfolio’s composition is subject to change.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Small Cap Core Portfolio*
    (formerly JPMorgan Insurance Trust Small Cap Equity Portfolio)

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	1/03/95	22.58%	(1.33)%	0.33%
CLASS 2 SHARES	4/24/09	22.33	(1.37)	0.31

TEN YEAR PERFORMANCE (12/31/99 TO 12/31/09)

Source: Lipper Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Inception date for Class 1 Shares is January 3, 1995, which is the inception date of JPMorgan Small Company Portfolio (“Predecessor Portfolio”). Small Cap Core Portfolio acquired all of the assets and liabilities of the Predecessor Portfolio in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by the Small Cap Core Portfolio and will be used going forward. As a result the performance for Class 1 Shares prior to April 25, 2009, is the performance of the Predecessor Portfolio.

Returns for Class 2 Shares prior to April 25, 2009 are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares and the Predecessor Portfolio.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Small Cap Core Portfolio, Russell 2000 Index and the Lipper Variable Underlying Funds Small-Cap Core Funds Index from December 31, 1999 to December 31, 2009. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Variable Underlying Funds Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.5%
	Consumer Discretionary — 14.6%
	Auto Components — 0.7%
14,200	Cooper Tire & Rubber Co.	284,710
7,200	Spartan Motors, Inc.	40,536
12,200	Standard Motor Products, Inc. (a)	103,944
		429,190
	Distributors — 0.2%
2,900	Core-Mark Holding Co., Inc. (a)	95,584
	Diversified Consumer Services — 0.1%
2,000	Corinthian Colleges, Inc. (a)	27,540
1,300	Lincoln Educational Services Corp. (a)	28,171
		55,711
	Hotels, Restaurants & Leisure — 1.3%
3,500	CEC Entertainment, Inc. (a)	111,720
3,900	Cracker Barrel Old Country Store, Inc.	148,161
3,100	DineEquity, Inc. (a)	75,299
11,200	Domino’s Pizza, Inc. (a)	93,856
10,500	Einstein Noah Restaurant Group, Inc. (a)	103,215
1,700	Isle of Capri Casinos, Inc. (a)	12,716
18,700	Ruby Tuesday, Inc. (a)	134,640
20,100	Ruth’s Hospitality Group, Inc. (a)	42,009
		721,616
	Household Durables — 2.0%
8,600	American Greetings Corp., Class A	187,394
42	CSS Industries, Inc.	816
4,600	Helen of Troy Ltd., (Bermuda) (a)	112,516
3,800	Hooker Furniture Corp.	47,006
3,093	Jarden Corp.	95,605
6,400	La-Z-Boy, Inc. (a)	60,992
15,350	Tempur-Pedic International, Inc. (a)	362,721
6,100	Tupperware Brands Corp.	284,077
		1,151,127
	Internet & Catalog Retail — 0.5%
10,000	HSN, Inc. (a)	201,900
7,300	Vitacost.com, Inc. (a)	76,066
		277,966
	Leisure Equipment & Products — 0.7%
12,350	JAKKS Pacific, Inc. (a)	149,682
6,100	RC2 Corp. (a)	89,975
29,900	Smith & Wesson Holding Corp. (a)	122,291
2,300	Sturm Ruger & Co., Inc.	22,310
		384,258
	Media — 1.5%
7,700	AH Belo Corp., Class A (a)	44,352
16,300	Belo Corp., Class A	88,672
9,300	Carmike Cinemas, Inc. (a)	70,308
9,000	Entercom Communications Corp., Class A (a)	63,630
23,700	Journal Communications, Inc., Class A	92,193
26,800	LIN TV Corp., Class A (a)	119,528
20,800	Mediacom Communications Corp., Class A (a)	92,976
26,200	Sinclair Broadcast Group, Inc., Class A (a)	105,586
11,800	Valassis Communications, Inc. (a)	215,468
		892,713
	Multiline Retail — 0.5%
10,000	Dillard’s, Inc., Class A	184,500
14,474	Saks, Inc. (a)	94,949
		279,449
	Specialty Retail — 4.0%
3,350	Aeropostale, Inc. (a)	114,067
13,800	Asbury Automotive Group, Inc. (a)	159,114
3,600	Brown Shoe Co., Inc.	35,532
11,000	Cabela’s, Inc. (a)	156,860
9,467	Collective Brands, Inc. (a)	215,564
11,325	Finish Line, Inc. (The), Class A	142,129
4,300	Gymboree Corp. (a)	187,007
4,100	Hot Topic, Inc. (a)	26,076
4,300	J Crew Group, Inc. (a)	192,382
5,300	Jos. A. Bank Clothiers, Inc. (a)	223,607
8,900	Kirkland’s, Inc. (a)	154,593
15,900	Lithia Motors, Inc., Class A (a)	130,698
7,300	Men’s Wearhouse, Inc. (The)	153,738
15,900	Rent-A-Center, Inc. (a)	281,748
1,800	Rue21, Inc. (a)	50,562
9,600	Sonic Automotive, Inc., Class A (a)	99,744
		2,323,421
	Textiles, Apparel & Luxury Goods — 3.1%
2,600	Deckers Outdoor Corp. (a)	264,472
7,500	G-III Apparel Group Ltd. (a)	162,525
12,800	Iconix Brand Group, Inc. (a)	161,920
13,100	Jones Apparel Group, Inc.	210,386
20,700	Maidenform Brands, Inc. (a)	345,483
6,000	Oxford Industries, Inc.	124,080
16,600	Perry Ellis International, Inc. (a)	249,996
2,200	Steven Madden Ltd. (a)	90,728
4,100	UniFirst Corp.	197,251
		1,806,841
	Total Consumer Discretionary	8,417,876

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Consumer Staples — 2.8%
	Food & Staples Retailing — 0.5%
6,500	Andersons, Inc. (The)	167,830
1,200	Nash Finch Co.	44,508
6,500	Pantry, Inc. (The) (a)	88,335
		300,673
	Food Products — 1.8%
3,100	American Italian Pasta Co., Class A (a)	107,849
7,000	B&G Foods, Inc., Class A	64,260
31,200	Chiquita Brands International, Inc. (a)	562,848
10,800	Dole Food Co., Inc. (a)	134,028
2,100	Sanderson Farms, Inc.	88,536
1,400	TreeHouse Foods, Inc. (a)	54,404
		1,011,925
	Household Products — 0.3%
18,550	Central Garden & Pet Co., Class A (a)	184,387
	Personal Products — 0.2%
8,900	American Oriental Bioengineering, Inc., (China) (a)	41,385
8,825	Prestige Brands Holdings, Inc. (a)	69,364
		110,749
	Total Consumer Staples	1,607,734
	Energy — 4.8%
	Energy Equipment & Services — 1.4%
2,400	Bolt Technology Corp. (a)	26,448
9,400	Cal Dive International, Inc. (a)	71,064
6,200	Global Industries Ltd. (a)	44,206
11,300	Gulfmark Offshore, Inc. (a)	319,903
10,000	ION Geophysical Corp. (a)	59,200
1,900	Lufkin Industries, Inc.	139,080
2,400	Matrix Service Co. (a)	25,560
13,700	Parker Drilling Co. (a)	67,815
2,400	T-3 Energy Services, Inc. (a)	61,200
2,600	TGC Industries, Inc. (a)	10,166
		824,642
	Oil, Gas & Consumable Fuels — 3.4%
675	Apco Oil and Gas International, Inc.	14,918
950	Clayton Williams Energy, Inc. (a)	33,288
6,600	Cloud Peak Energy, Inc. (a)	96,096
26,800	EXCO Resources, Inc.	568,964
800	FX Energy, Inc. (a)	2,280
3,100	Georesources, Inc. (a)	42,346
36,000	Gran Tierra Energy, Inc., (Canada) (a)	206,280
21,200	Gulfport Energy Corp. (a)	242,740
6,300	Knightsbridge Tankers Ltd., (Bermuda)	83,538
17,775	McMoRan Exploration Co. (a)	142,555
2,800	Penn Virginia Corp.	59,612
2,125	Toreador Resources Corp.	21,037
13,225	VAALCO Energy, Inc.	60,174
7,500	Western Refining, Inc. (a)	35,325
12,500	World Fuel Services Corp.	334,875
		1,944,028
	Total Energy	2,768,670
	Financials — 21.2%
	Capital Markets — 1.2%
1,400	Artio Global Investors, Inc. (a)	35,686
6,900	BGC Partners, Inc., Class A	31,878
13,700	Knight Capital Group, Inc., Class A (a)	210,980
2,975	Kohlberg Capital Corp.	13,566
15,800	MCG Capital Corp. (a)	68,256
1,200	Oppenheimer Holdings, Inc., (Canada), Class A	39,864
3,200	optionsXpress Holdings, Inc.	49,440
8,400	Penson Worldwide, Inc. (a)	76,104
2,900	Pzena Investment Management, Inc., Class A (a)	23,606
10,600	SWS Group, Inc.	128,260
		677,640
	Commercial Banks — 5.1%
8,500	1st United Bancorp, Inc. (a)	60,690
400	Alliance Financial Corp.	10,860
600	BancFirst Corp.	22,224
4,200	Banco Latinoamericano de Comercio Exterior S.A., (Panama), Class E	58,380
4,425	City Holding Co.	143,060
1,600	Columbia Banking System, Inc.	25,888
6,200	Community Bank System, Inc.	119,722
1,840	Community Trust Bancorp, Inc.	44,988
5,700	CVB Financial Corp.	49,248
4,500	East West Bancorp, Inc.	71,100
1,400	Farmers Capital Bank Corp.	14,308
2,000	First Bancorp	27,940
6,800	First Community Bancshares, Inc.	81,940
13,700	First Financial Bancorp	199,472
17,300	FNB Corp.	117,467
1,650	Hudson Valley Holding Corp.	40,689
7,375	IBERIABANK Corp.	396,849
4,510	International Bancshares Corp.	85,374
2,500	Lakeland Financial Corp.	43,125
200	Merchants Bancshares, Inc.	4,528
15,700	Nara Bancorp, Inc. (a)	178,038
1,000	National Bankshares, Inc.	28,290

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Commercial Banks — Continued
6,300	National Penn Bancshares, Inc.	36,477
2,500	NBT Bancorp, Inc.	50,925
1,100	Park National Corp.	64,768
2,500	Peoples Bancorp, Inc.	24,200
2,900	Prosperity Bancshares, Inc.	117,363
800	Renasant Corp.	10,880
1,363	Republic Bancorp, Inc., Class A	28,078
3,700	Santander BanCorp (a)	45,436
950	Sierra Bancorp	7,248
1,275	Simmons First National Corp., Class A	35,445
1,805	Southside Bancshares, Inc.	35,414
2,600	Southwest Bancorp, Inc.	18,044
18,550	Sterling Bancshares, Inc.	95,162
2,500	SVB Financial Group (a)	104,225
1,400	TriCo Bancshares	23,310
2,200	Union Bankshares Corp.	27,258
6,200	Westamerica Bancorp	343,294
4,800	Wilshire Bancorp, Inc.	39,312
		2,931,019
	Consumer Finance — 3.0%
7,375	Advance America Cash Advance Centers, Inc.	41,005
17,200	Cash America International, Inc.	601,312
14,797	Dollar Financial Corp. (a)	350,097
4,800	EZCORP, Inc., Class A (a)	82,608
2,500	First Cash Financial Services, Inc. (a)	55,475
8,900	Nelnet, Inc., Class A	153,347
12,225	World Acceptance Corp. (a)	438,022
		1,721,866
	Diversified Financial Services — 0.8%
1,500	Compass Diversified Holdings	19,140
7,800	Encore Capital Group, Inc. (a)	135,720
1,500	Marlin Business Services Corp. (a)	11,895
18,400	PHH Corp. (a)	296,424
		463,179
	Insurance — 3.6%
35,300	American Equity Investment Life Holding Co.	262,632
3,466	American Physicians Capital, Inc.	105,089
1,700	American Safety Insurance Holdings Ltd., (Bermuda) (a)	24,565
3,600	Amerisafe, Inc. (a)	64,692
2,534	Argo Group International Holdings Ltd., (Bermuda) (a)	73,841
8,725	Aspen Insurance Holdings Ltd., (Bermuda)	222,051
5,400	Assured Guaranty Ltd., (Bermuda)	117,504
9,150	Delphi Financial Group, Inc., Class A	204,685
7,400	Flagstone Reinsurance Holdings Ltd., (Bermuda)	80,956
1,800	Hallmark Financial Services (a)	14,328
2,000	Horace Mann Educators Corp.	25,000
13,175	Meadowbrook Insurance Group, Inc.	97,495
2,500	National Financial Partners Corp. (a)	20,225
125	Navigators Group, Inc. (a)	5,889
7,250	Platinum Underwriters Holdings Ltd., (Bermuda)	277,603
19,500	PMA Capital Corp., Class A (a)	122,850
6,700	Safety Insurance Group, Inc.	242,741
6,200	Selective Insurance Group	101,990
		2,064,136
	Real Estate Investment Trusts (REITs) — 6.1%
5,183	American Campus Communities, Inc.	145,642
4,100	Ashford Hospitality Trust, Inc. (a)	19,024
10,200	Associated Estates Realty Corp.	114,954
1,800	BioMed Realty Trust, Inc.	28,404
5,600	CapLease, Inc.	24,528
5,400	Capstead Mortgage Corp.	73,710
17,200	CBL & Associates Properties, Inc.	166,324
3,964	Colonial Properties Trust	46,498
33,975	DCT Industrial Trust, Inc.	170,554
14,500	Developers Diversified Realty Corp.	134,270
3,800	EastGroup Properties, Inc.	145,464
6,600	Education Realty Trust, Inc.	31,944
1,100	Equity Lifestyle Properties, Inc.	55,517
9,100	First Industrial Realty Trust, Inc. (a)	47,593
10,100	Glimcher Realty Trust	27,270
6,800	Hersha Hospitality Trust	21,352
1,750	Home Properties, Inc.	83,492
7,300	LaSalle Hotel Properties	154,979
55,209	Lexington Realty Trust	335,671
43,725	MFA Financial, Inc.	321,379
1,200	Mid-America Apartment Communities, Inc.	57,936
1,700	Mission West Properties, Inc.	12,223
13,100	National Retail Properties, Inc.	277,982
22,458	NorthStar Realty Finance Corp.	77,031
9,300	Omega Healthcare Investors, Inc.	180,885
3,600	Parkway Properties, Inc.	74,952
8,125	Pennsylvania Real Estate Investment Trust	68,738
2,200	Pennymac Mortgage Investment Trust (a)	37,796
2,875	PS Business Parks, Inc.	143,894
2,600	RAIT Financial Trust (a)	3,406
3,300	Ramco-Gershenson Properties Trust	31,482

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   7

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Real Estate Investment Trusts (REITs) — Continued
16,200	Senior Housing Properties Trust	354,294
12,250	Strategic Hotels & Resorts, Inc. (a)	22,785
1,700	Sun Communities, Inc.	33,575
		3,525,548
	Real Estate Management & Development — 0.2%
4,625	Altisource Portfolio Solutions S.A., (Luxembourg) (a)	97,079
2,500	Forestar Group, Inc. (a)	54,950
		152,029
	Thrifts & Mortgage Finance — 1.2%
1,700	Berkshire Hills Bancorp, Inc.	35,156
3,700	Dime Community Bancshares	43,364
8,457	First Niagara Financial Group, Inc.	117,637
7,600	Northwest Bancshares, Inc.	86,032
3,400	OceanFirst Financial Corp.	38,420
23,975	Ocwen Financial Corp. (a)	229,440
7,800	Trustco Bank Corp.	49,140
3,100	WSFS Financial Corp.	79,453
		678,642
	Total Financials	12,214,059
	Health Care — 14.2%
	Biotechnology — 3.9%
4,475	Acorda Therapeutics, Inc. (a)	112,860
10,500	Anadys Pharmaceuticals, Inc. (a)	22,155
28,600	Ariad Pharmaceuticals, Inc. (a)	65,208
37,500	AVI BioPharma, Inc. (a)	54,750
43,500	Bionovo, Inc. (a)	20,684
3,700	Chelsea Therapeutics International, Inc. (a)	9,990
20,825	Cytokinetics, Inc. (a)	60,601
6,600	Exelixis, Inc. (a)	48,642
10,775	Halozyme Therapeutics, Inc. (a)	63,249
2,600	Human Genome Sciences, Inc. (a)	79,560
5,400	Idenix Pharmaceuticals, Inc. (a)	11,610
1,000	Idera Pharmaceuticals, Inc. (a)	5,170
11,200	Immunomedics, Inc. (a)	35,952
12,400	Incyte Corp. Ltd. (a)	112,964
6,650	InterMune, Inc. (a)	86,716
8,800	Isis Pharmaceuticals, Inc. (a)	97,680
31,600	Lexicon Pharmaceuticals, Inc. (a)	53,720
3,625	Medivation, Inc. (a)	136,481
8,500	Molecular Insight Pharmaceuticals, Inc. (a)	19,125
8,000	Momenta Pharmaceuticals, Inc. (a)	100,880
10,800	Novavax, Inc. (a)	28,728
6,475	Onyx Pharmaceuticals, Inc. (a)	189,976
1,800	OSI Pharmaceuticals, Inc. (a)	55,854
5,175	Pharmasset, Inc. (a)	107,123
3,450	Progenics Pharmaceuticals, Inc. (a)	15,318
19,800	Protalix BioTherapeutics, Inc., (Israel) (a)	131,076
5,400	Regeneron Pharmaceuticals, Inc. (a)	130,572
16,300	Rigel Pharmaceuticals, Inc. (a)	155,013
8,325	Seattle Genetics, Inc. (a)	84,582
5,250	Theravance, Inc. (a)	68,617
1,600	United Therapeutics Corp. (a)	84,240
		2,249,096
	Health Care Equipment & Supplies — 3.1%
15,500	American Medical Systems Holdings, Inc. (a)	298,995
7,700	Cantel Medical Corp. (a)	155,386
6,475	Electro-Optical Sciences, Inc. (a)	67,081
8,500	Insulet Corp. (a)	121,380
200	Integra LifeSciences Holdings Corp. (a)	7,356
12,550	Invacare Corp.	312,997
9,400	Micrus Endovascular Corp. (a)	141,094
4,600	Orthofix International NV (a)	142,462
4,200	Sirona Dental Systems, Inc. (a)	133,308
10,800	STERIS Corp.	302,076
3,575	Thoratec Corp. (a)	96,239
		1,778,374
	Health Care Providers & Services — 4.7%
4,600	Allied Healthcare International, Inc. (a)	13,386
3,400	Amedisys, Inc. (a)	165,104
8,700	AMN Healthcare Services, Inc. (a)	78,822
7,800	Centene Corp. (a)	165,126
2,600	Emergency Medical Services Corp., Class A (a)	140,790
3,900	Genoptix, Inc. (a)	138,567
9,200	Gentiva Health Services, Inc. (a)	248,492
9,200	Hanger Orthopedic Group, Inc. (a)	127,236
9,300	Healthsouth Corp. (a)	174,561
15,500	Healthspring, Inc. (a)	272,955
2,000	inVentiv Health, Inc. (a)	32,340
25,700	Nighthawk Radiology Holdings, Inc. (a)	116,421
6,200	Owens & Minor, Inc.	266,166
4,700	Providence Service Corp. (The) (a)	74,260
9,500	PSS World Medical, Inc. (a)	214,415
3,700	Psychiatric Solutions, Inc. (a)	78,218
3,300	RehabCare Group, Inc. (a)	100,419
4,600	Res-Care, Inc. (a)	51,520
4,100	Team Health Holdings, Inc. (a)	57,482
3,900	Triple-S Management Corp., (Puerto Rico), Class B (a)	68,640
1,800	US Physical Therapy, Inc. (a)	30,474
2,700	WellCare Health Plans, Inc. (a)	99,252
		2,714,646

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Health Care Technology — 0.6%
1,700	Computer Programs & Systems, Inc.	78,285
5,000	MedAssets, Inc. (a)	106,050
5,100	Medidata Solutions, Inc. (a)	79,560
6,600	Vital Images, Inc. (a)	83,754
		347,649
	Life Sciences Tools & Services — 0.5%
6,825	Enzo Biochem, Inc. (a)	36,719
6,100	eResearchTechnology, Inc. (a)	36,661
12,500	Kendle International, Inc. (a)	228,875
		302,255
	Pharmaceuticals — 1.4%
4,500	Ardea Biosciences, Inc. (a)	63,000
1,000	Auxilium Pharmaceuticals, Inc. (a)	29,980
8,900	Biodel, Inc. (a)	38,626
3,450	Cardiome Pharma Corp., (Canada) (a)	15,353
5,175	Cumberland Pharmaceuticals, Inc. (a)	70,328
12,700	Inspire Pharmaceuticals, Inc. (a)	70,104
6,200	MAP Pharmaceuticals, Inc. (a)	59,086
1,575	Optimer Pharmaceuticals, Inc. (a)	17,766
2,900	Par Pharmaceutical Cos., Inc. (a)	78,474
1,600	Salix Pharmaceuticals Ltd. (a)	40,640
7,200	Sucampo Pharmaceuticals, Inc., Class A (a)	29,088
2,800	Valeant Pharmaceuticals International (a)	89,012
12,300	Vivus, Inc. (a)	113,037
4,825	XenoPort, Inc. (a)	89,552
		804,046
	Total Health Care	8,196,066
	Industrials — 17.6%
	Aerospace & Defense — 2.0%
2,550	Ceradyne, Inc. (a)	48,986
1,500	Curtiss-Wright Corp.	46,980
15,400	DynCorp International, Inc., Class A (a)	220,990
6,500	Esterline Technologies Corp. (a)	265,005
50,500	GenCorp, Inc. (a)	353,500
3,300	Global Defense Technology & Systems, Inc. (a)	54,318
1,500	HEICO Corp.	66,495
1,400	Triumph Group, Inc.	67,550
		1,123,824
	Air Freight & Logistics — 0.5%
2,700	Atlas Air Worldwide Holdings, Inc. (a)	100,575
6,300	Hub Group, Inc., Class A (a)	169,029
		269,604
	Airlines — 1.2%
57,550	Hawaiian Holdings, Inc. (a)	402,850
18,900	Republic Airways Holdings, Inc. (a)	139,671
10,125	SkyWest, Inc.	171,315
		713,836
	Building Products — 0.8%
14,675	Gibraltar Industries, Inc. (a)	230,838
6,200	INSTEEL Industries, Inc.	80,600
2,900	NCI Building Systems, Inc. (a)	5,249
6,525	Quanex Building Products Corp.	110,729
900	Trex Co., Inc. (a)	17,640
		445,056
	Commercial Services & Supplies — 3.0%
7,900	ACCO Brands Corp. (a)	57,512
7,100	ATC Technology Corp. (a)	169,335
33,700	Cenveo, Inc. (a)	294,875
2,700	Consolidated Graphics, Inc. (a)	94,554
26,650	Deluxe Corp.	394,154
3,600	Ennis, Inc.	60,444
7,600	GEO Group, Inc. (The) (a)	166,288
8,400	Herman Miller, Inc.	134,232
1,000	HNI Corp.	27,630
13,900	Knoll, Inc.	143,587
5,100	Metalico, Inc. (a)	25,092
6,200	Standard Register Co. (The)	31,620
2,400	United Stationers, Inc. (a)	136,440
100	Waste Connections, Inc. (a)	3,334
		1,739,097
	Construction & Engineering — 1.7%
18,000	Comfort Systems USA, Inc.	222,120
12,975	EMCOR Group, Inc. (a)	349,027
8,900	MasTec, Inc. (a)	111,250
700	Michael Baker Corp. (a)	28,980
2,200	Pike Electric Corp. (a)	20,416
12,600	Tutor Perini Corp. (a)	227,808
		959,601
	Electrical Equipment — 2.9%
2,500	A.O. Smith Corp.	108,475
1,400	A123 Systems, Inc. (a)	31,416
7,300	Acuity Brands, Inc.	260,172
1,600	American Superconductor Corp. (a)	65,440
1,900	Energy Conversion Devices, Inc. (a)	20,083
8,500	EnerSys (a)	185,895
27,500	GrafTech International Ltd. (a)	427,625
1,600	GT Solar International, Inc. (a)	8,896

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   9

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Electrical Equipment — Continued
2,500	Polypore International, Inc. (a)	29,750
10,400	Regal-Beloit Corp.	540,176
		1,677,928
	Machinery — 2.8%
6,800	Barnes Group, Inc.	114,920
1,800	Chart Industries, Inc. (a)	29,790
7,400	CIRCOR International, Inc.	186,332
8,400	Columbus McKinnon Corp. (a)	114,744
7,300	Duoyuan Printing, Inc., (China) (a)	58,765
13,800	EnPro Industries, Inc. (a)	364,458
20,500	Force Protection, Inc. (a)	106,805
1,100	LB Foster Co., Class A (a)	32,791
1,600	Middleby Corp. (a)	78,432
1,200	SmartHeat, Inc., (China) (a)	17,424
11,450	Wabtec Corp.	467,618
1,300	Watts Water Technologies, Inc., Class A	40,196
		1,612,275
	Marine — 0.3%
31,025	Horizon Lines, Inc., Class A	172,809
	Professional Services — 0.8%
2,300	COMSYS IT Partners, Inc. (a)	20,447
2,300	GP Strategies Corp. (a)	17,319
13,525	Kforce, Inc. (a)	169,063
7,100	Korn/Ferry International (a)	117,150
2,900	Spherion Corp. (a)	16,298
7,500	TrueBlue, Inc. (a)	111,075
		451,352
	Road & Rail — 0.7%
6,800	Arkansas Best Corp.	200,124
8,500	Avis Budget Group, Inc. (a)	111,520
1,700	Dollar Thrifty Automotive Group, Inc. (a)	43,537
1,100	Marten Transport Ltd. (a)	19,745
3,000	RailAmerica, Inc. (a)	36,600
		411,526
	Trading Companies & Distributors — 0.9%
18,075	Applied Industrial Technologies, Inc.	398,915
3,800	Beacon Roofing Supply, Inc. (a)	60,800
4,700	Interline Brands, Inc. (a)	81,169
		540,884
	Total Industrials	10,117,792
	Information Technology — 14.4%
	Communications Equipment — 2.1%
24,982	Arris Group, Inc. (a)	285,544
7,450	Black Box Corp.	211,133
3,200	Blue Coat Systems, Inc. (a)	91,328
4,200	Comtech Telecommunications Corp. (a)	147,210
4,700	Harris Stratex Networks, Inc. (a)	32,477
3,600	NETGEAR, Inc. (a)	78,084
5,300	Plantronics, Inc.	137,694
4,600	Polycom, Inc. (a)	114,862
10,100	Symmetricom, Inc. (a)	52,520
5,500	Tekelec (a)	84,040
		1,234,892
	Computers & Peripherals — 0.4%
3,400	Adaptec, Inc. (a)	11,390
3,825	Imation Corp. (a)	33,354
4,400	Quantum Corp. (a)	12,892
2,200	STEC, Inc. (a)	35,948
3,600	Synaptics, Inc. (a)	110,340
		203,924
	Electronic Equipment, Instruments & Components — 1.7%
6,650	Benchmark Electronics, Inc. (a)	125,751
10,400	Brightpoint, Inc. (a)	76,440
2,900	Checkpoint Systems, Inc. (a)	44,225
4,700	Insight Enterprises, Inc. (a)	53,674
3,300	Mercury Computer Systems, Inc. (a)	36,333
1,500	Multi-Fineline Electronix, Inc. (a)	42,555
5,000	Plexus Corp. (a)	142,500
9,900	RadiSys Corp. (a)	94,545
8,200	SYNNEX Corp. (a)	251,412
4,700	Technitrol, Inc.	20,586
9,500	TTM Technologies, Inc. (a)	109,535
		997,556
	Internet Software & Services — 0.7%
2,800	Ancestry.com, Inc. (a)	39,228
2,900	Art Technology Group, Inc. (a)	13,079
8,100	EarthLink, Inc.	67,311
4,675	Perficient, Inc. (a)	39,410
23,359	United Online, Inc.	167,951
10,700	Web.com Group, Inc. (a)	69,871
		396,850
	IT Services — 2.1%
4,300	CACI International, Inc., Class A (a)	210,055
19,600	CIBER, Inc. (a)	67,620
4,025	CSG Systems International, Inc. (a)	76,837
3,546	Cybersource Corp. (a)	71,310
2,500	Dynamics Research Corp. (a)	26,525
3,498	Echo Global Logistics, Inc. (a)	44,390

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	IT Services — Continued
4,175	Gartner, Inc. (a)	75,317
2,600	Hackett Group, Inc. (The) (a)	7,228
1,600	iGate Corp.	16,000
6,700	Lionbridge Technologies (a)	15,410
2,500	ManTech International Corp., Class A (a)	120,700
1,400	NCI, Inc., Class A (a)	38,710
2,900	TeleTech Holdings, Inc. (a)	58,087
4,000	Unisys Corp. (a)	154,240
6,100	VeriFone Holdings, Inc. (a)	99,918
4,700	Wright Express Corp. (a)	149,742
		1,232,089
	Semiconductors & Semiconductor Equipment — 3.6%
28,775	Amkor Technology, Inc. (a)	206,029
2,425	Applied Micro Circuits Corp. (a)	18,115
19,725	Cirrus Logic, Inc. (a)	134,524
693	DSP Group, Inc. (a)	3,902
1,606	Entegris, Inc. (a)	8,480
1,500	FEI Co. (a)	35,040
11,700	Kulicke & Soffa Industries, Inc. (a)	63,063
3,200	Lattice Semiconductor Corp. (a)	8,640
8,975	Micrel, Inc.	73,595
8,700	MIPS Technologies, Inc. (a)	38,019
3,100	MKS Instruments, Inc. (a)	53,971
5,600	Photronics, Inc. (a)	24,920
32,500	PMC-Sierra, Inc. (a)	281,450
70,100	RF Micro Devices, Inc. (a)	334,377
2,200	Sigma Designs, Inc. (a)	23,540
45,600	Skyworks Solutions, Inc. (a)	647,064
3,600	Tessera Technologies, Inc. (a)	83,772
7,200	TriQuint Semiconductor, Inc. (a)	43,200
		2,081,701
	Software — 3.8%
784	Actuate Corp. (a)	3,356
2,500	Ariba, Inc. (a)	31,300
29,250	Aspen Technology, Inc. (a)	286,650
3,500	Epicor Software Corp. (a)	26,670
2,200	Fortinet, Inc. (a)	38,654
2,500	i2 Technologies, Inc. (a)	47,800
20,900	JDA Software Group, Inc. (a)	532,323
975	Net 1 UEPS Technologies, Inc., (South Africa) (a)	18,934
3,900	Netscout Systems, Inc. (a)	57,096
11,940	Parametric Technology Corp. (a)	195,100
4,300	Progress Software Corp. (a)	125,603
6,100	Quest Software, Inc. (a)	112,240
1,800	Rovi Corp. (a)	57,366
4,900	Smith Micro Software, Inc. (a)	44,786
10,975	Sybase, Inc. (a)	476,315
23,300	THQ, Inc. (a)	117,432
		2,171,625
	Total Information Technology	8,318,637
	Materials — 4.2%
	Chemicals — 2.2%
6,400	H.B. Fuller Co.	145,600
6,900	Innophos Holdings, Inc.	158,631
7,700	Koppers Holdings, Inc.	234,388
31,800	Omnova Solutions, Inc. (a)	194,934
20,000	PolyOne Corp. (a)	149,400
3,500	Solutia, Inc. (a)	44,450
14,325	Spartech Corp.	146,975
7,400	STR Holdings, Inc. (a)	116,254
2,800	W.R. Grace & Co. (a)	70,980
		1,261,612
	Construction Materials — 0.0% (g)
2,950	Headwaters, Inc. (a)	19,234
	Containers & Packaging — 1.6%
5,200	Boise, Inc. (a)	27,612
8,725	Myers Industries, Inc.	79,397
11,975	Rock-Tenn Co., Class A	603,660
3,600	Silgan Holdings, Inc.	208,368
		919,037
	Metals & Mining — 0.2%
300	Compass Minerals International, Inc.	20,157
4,700	Globe Specialty Metals, Inc. (a)	44,180
7,500	Hecla Mining Co. (a)	46,350
		110,687
	Paper & Forest Products — 0.2%
10,175	Buckeye Technologies, Inc. (a)	99,308
300	Clearwater Paper Corp. (a)	16,491
		115,799
	Total Materials	2,426,369
	Telecommunication Services — 1.6%
	Diversified Telecommunication Services — 1.3%
1,600	Atlantic Tele-Network, Inc.	88,016
58,200	Cincinnati Bell, Inc. (a)	200,790
13,300	Consolidated Communications Holdings, Inc.	232,750
28,200	Premiere Global Services, Inc. (a)	232,650
		754,206

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   11

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Wireless Telecommunication Services — 0.3%
11,100	Syniverse Holdings, Inc. (a)	194,028
	Total Telecommunication Services	948,234
	Utilities — 3.1%
	Electric Utilities — 2.0%
2,100	Central Vermont Public Service Corp.	43,680
13,225	El Paso Electric Co. (a)	268,203
3,800	Idacorp, Inc.	121,410
2,000	MGE Energy, Inc.	71,480
10,675	Portland General Electric Co.	217,877
3,225	UniSource Energy Corp.	103,812
15,800	Westar Energy, Inc.	343,176
		1,169,638
	Gas Utilities — 0.9%
1,200	Chesapeake Utilities Corp.	38,460
6,500	New Jersey Resources Corp.	243,100
2,000	Northwest Natural Gas Co.	90,080
1,000	Southwest Gas Corp.	28,530
3,200	WGL Holdings, Inc.	107,328
		507,498
	Multi-Utilities — 0.1%
2,800	Avista Corp.	60,452
	Water Utilities — 0.1%
2,000	Consolidated Water Co., Inc., (Cayman Islands)	28,580
	Total Utilities	1,766,168
	Total Common Stocks (Cost $54,257,369)	56,781,605

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.2%
121,000	U.S. Treasury Note, 1.250%, 11/30/10 (k) (Cost $122,057)	121,851

SHARES
Short-Term Investment — 1.4%
	Investment Company — 1.4%
812,776	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100%, (b) (l) (m) (Cost $812,776)	812,776
	Total Investments — 100.1% (Cost $55,192,202)	57,716,232
	Liabilities in Excess of Other Assets — (0.1)%	(53,186)
	NET ASSETS — 100.0%	$57,663,046

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
16	E-mini Russell 2000	03/19/10	$998,240	$46,061

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g)—	Amount rounds to less than 0.1%.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)—	The rate shown is the current yield as of December 31, 2009.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   13

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2009

Small Cap Core Portfolio
ASSETS:
Investments in non-affiliates, at value	$56,903,456
Investments in affiliates, at value	812,776
Total investment securities, at value	57,716,232
Receivables:
Portfolio shares sold	59,548
Interest and dividends	59,066
Total Assets	57,834,846

LIABILITIES:
Payables:
Investment securities purchased	31,541
Portfolio shares redeemed	47,457
Variation margin on futures contracts	10,880
Accrued liabilities:
Investment advisory fees	31,077
Administration fees	4,815
Distribution fees	180
Custodian and accounting fees	11,952
Other	33,898
Total Liabilities	171,800
Net Assets	$57,663,046

NET ASSETS:
Paid in capital	$68,804,218
Accumulated undistributed (distributions in excess of) net investment income	16,782
Accumulated net realized gains (losses)	(13,728,045)
Net unrealized appreciation (depreciation)	2,570,091
Total Net Assets	$57,663,046

Net Assets:
Class 1	$56,761,095
Class 2	901,951
Total	$57,663,046

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	4,825,383
Class 2	76,723

Net asset value, offering and redemption price per share:
Class 1	$11.76
Class 2	11.76

Cost of investments in non-affiliates	$54,379,426
Cost of investments in affiliates	812,776

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009*

Small Cap Core Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$1,913
Dividend income from non-affiliates	687,112
Dividend income from affiliates	4,833
Total investment income	693,858

EXPENSES:
Investment advisory fees	315,766
Administration fees	36,148
Distribution fees — Class 2(a)	1,022
Custodian and accounting fees	51,819
Interest expense to affiliates	13
Professional fees	45,414
Trustees’ and Chief Compliance Officer’s fees	4,309
Printing and mailing costs	24,667
Transfer agent fees	25,288
Reorganization expense (See Note 8)	129,891
Other	32,558
Total expenses	666,895
Less amounts waived	(69,186)
Less earnings credits	(4)
Less expense reimbursements	(110,146)
Net expenses	487,559
Net investment income (loss)	206,299

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(11,616,589)
Futures	396,885
Net realized gain (loss)	(11,219,704)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	21,889,421
Futures	(54,051)
Change in net unrealized appreciation (depreciation)	21,835,370
Net realized/unrealized gains (losses)	10,615,666
Change in net assets resulting from operations	$10,821,965

(a)	Because of the reorganization with the JPMorgan Small Company Portfolio (“Predecessor Portfolio”) in which the performance and financial history of the Small Cap Core Portfolio was replaced with that of the Predecessor Portfolio, financial history began on April 24, 2009.

*	Small Cap Core Portfolio acquired all of the assets and liabilities of the Predecessor Portfolio in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by Small Cap Core Portfolio and will be used going forward. As a result, the information prior to April 25, 2009, reflects that of the Predecessor Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   15

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Small Cap Core Portfolio
	Year Ended 12/31/2009*	Year Ended 12/31/2008*
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$206,299	$198,167
Net realized gain (loss)	(11,219,704)	(2,610,775)
Change in net unrealized appreciation (depreciation)	21,835,370	(21,074,845)
Change in net assets resulting from operations	10,821,965	(23,487,453)

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(382,509)	(130,200)
From net realized gains	(783,183)	(7,325,912)
Class 2
From net investment income	(915)	—
Total distributions to shareholders	(1,166,607)	(7,456,112)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(1,817,436)	(1,633,619)

NET ASSETS:
Change in net assets	7,837,922	(32,577,184)
Beginning of period	49,825,124	82,402,308
End of period	$57,663,046	$49,825,124
Accumulated undistributed (distributions in excess of) net investment income	$16,782	$194,104

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

	Small Cap Core Portfolio
	Year Ended 12/31/2009*	Year Ended 12/31/2008*
CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$10,861,269	$16,166,235
Dividends and distributions reinvested	1,165,692	7,456,112
Cost of shares redeemed	(14,515,967)	(25,255,966)
Change in net assets from Class 1 capital transactions	$(2,489,006)	$(1,633,619)
Class 2 (a)
Proceeds from shares issued	$561,484	$—
Net assets acquired in tax-free reorganization (See Note 8)	2,182,687	—
Dividends and distributions reinvested	915	—
Cost of shares redeemed	(2,073,516)	—
Change in net assets from Class 2 capital transactions	$671,570	$—

Total change in net assets from capital transactions	$(1,817,436)	$(1,633,619)

SHARE TRANSACTIONS:
Class 1
Issued	1,134,890	1,283,830
Reinvested	127,406	536,411
Redeemed	(1,499,190)	(1,887,528)
Change in Class 1 Shares	(236,894)	(67,287)
Class 2 (a)
Issued	53,043	—
Shares issued in connection with Portfolio reorganization (See Note 8)	241,783	—
Reinvested	79	—
Redeemed	(218,182)	—
Change in Class 2 Shares	76,723	—

(a)	Because of the reorganization with the JPMorgan Small Company Portfolio (“Predecessor Portfolio”) in which the performance and financial history of the Small Cap Core Portfolio was replaced with that of the Predecessor Portfolio, financial history began on April 24, 2009.

*	Small Cap Core Portfolio acquired all of the assets and liabilities of the Predecessor Portfolio in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by Small Cap Core Portfolio and will be used going forward. As a result, the information prior to April 25, 2009, reflects that of the Predecessor Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   17

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

						Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Core Portfolio (e)
Class 1
Year Ended December 31, 2009	$9.84	$0.05		$2.11	(f)	$2.16	$(0.08)	$(0.16)	$(0.24)
Year Ended December 31, 2008	16.06	0.04		(4.73)		(4.69)	(0.03)	(1.50)	(1.53)
Year Ended December 31, 2007	17.82	0.02		(0.95)		(0.93)	— (g)	(0.83)	(0.83)
Year Ended December 31, 2006	15.92	—	(g)	2.39		2.39	—	(0.49)	(0.49)
Year Ended December 31, 2005	17.88	(0.01)		0.29		0.28	—	(2.24)	(2.24)

Class 2
April 24, 2009 (h) through December 31, 2009	9.03	0.01		2.73	(f)	2.74	(0.01)	—	(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Small Cap Core Portfolio acquired all of the assets and liabilities of JPMorgan Small Company Portfolio (“Predecessor Portfolio”) in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by Small Cap Core Portfolio and will be used going forward. As a result, the financial highlight information reflects that of the Predecessor Portfolio for the periods prior to its reorganization with Small Cap Core Portfolio.

(f)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $2.10 and $2.72, and the total returns would have been 22.47% and 30.26% for Class 1 and Class 2, respectively.

(g)	Amount rounds to less than $0.01.

(h)	Because of the reorganization with the Predecessor Portfolio in which the performance and financial history of the Small Cap Core Portfolio was replaced with that of the Predecessor Portfolio, the performance and the financial history began on April 24, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$11.76	22.58	%(f)	$56,761	0.98%	0.42%	1.34%	55%
9.84	(31.98)		49,825	1.08	0.29	1.15	45
16.06	(5.67)		82,402	1.15	0.14	1.15	44
17.82	15.01		95,311	1.15	0.01	1.15	39
15.92	3.42		86,926	1.15	(0.04)	1.15	44

11.76	30.37	(f)	902	1.17	0.26	1.45	55

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   19

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Small Cap Core Portfolio	Class 1 and Class 2	Diversified

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan or administrative services plan.

The Portfolio acquired all of the assets and liabilities of JPMorgan Small Company Portfolio, a series of J.P. Morgan Series Trust II, (“Predecessor Portfolio”) in a reorganization on April 24, 2009, The Predecessor Portfolio’s performance and financial history have been adopted by the Portfolio.

Effective April 25, 2009, Small Cap Equity Portfolio was renamed Small Cap Core Portfolio, with approval from the Board of Trustees.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

• Level 1 —	quoted prices in active markets for identical securities

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 —	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

20   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$57,594,381	$121,851	$—	$57,716,232
Appreciation in Other Financial Instruments
Futures contracts	$46,061	$—	$—	$46,061

#	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the Schedule of Portfolio Investments (“SOI”). Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOI for industry specifics of the portfolio holdings.

B.  Futures Contracts — The Portfolio uses index futures contracts to gain or reduce exposure to the stock market, enhance returns, maintain liquidity and minimize transaction costs. The Portfolio buys futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the Schedule of Portfolio Investments and cash deposited is recorded on the Statement of Assets and Liabilities. Receivable and/or payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying index. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

Futures contracts notional amounts and values as of December 31, 2009, which are disclosed in the accompanying Schedule of Portfolio Investments, are indicative of the volume of the Portfolio’s futures contracts activities over the reporting period.

C.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

The Portfolio records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

E.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Portfolio’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   21

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (continued)

F.  Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are generally declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$(1,041,313)	$(197)	$1,041,510

The reclassifications for the Portfolio relates primarily to capital loss carryforwards from the Predecessor Portfolio, wash sale loss deferrals from the Predecessor Portfolio and adjustments due to a reorganization.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. Effective April 25, 2009, the fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.65%.

Prior to April 25, 2009, the fee was accrued daily and paid monthly based on the Predecessor Portfolio’s average daily net assets at an annual fee rate of 0.60%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the period April 25, 2009 through December 31, 2009, the annualized effective rate was 0.10% of the Portfolio’s average daily net assets.

Prior to April 25, 2009, pursuant to a separate agreement between J.P. Morgan Series Trust II and the Administrator, the Administrator received a fee computed daily and paid monthly at the annual rate of 0.55% of the average daily net assets of the Predecessor Portfolio. Under the agreement, the Administrator was responsible for certain usual and customary expenses incurred by the Predecessor Portfolio including fees and expenses of the custodian and fund accountant, professional and transfer agent fees, printing and postage and expenses of the Trustees. In accordance with the agreement, the Predecessor Portfolio paid for such expenses directly, deducting the amounts of such expenses from the Administration fee. The Administrator reimbursed the Predecessor Portfolio to the extent that amounts paid for such expenses exceeded 0.55%.

The Administrator waived Administration fees as outlined in Note 3.E.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

Prior to April 25, 2009, the Distributor received no compensation in its capacity as the Predecessor Portfolio’s underwriter.

D.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

22   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

E.  Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
1.03%	1.28%

The contractual expense limitation agreement was in effect for the period April 25, 2009 through December 31, 2009. The expense limitation percentages in the table above are in place until at least April 30, 2010.

Prior to April 25, 2009, the Administrator had contractually agreed to waive fees and/or reimburse the Predecessor Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes and extraordinary expenses) exceeded 1.08% of the Predecessor Portfolio’s respective average daily net assets.

For the year ended December 31, 2009, the Portfolio’s service providers waived fees and/or reimbursed expenses for the Portfolio as follows. None of these parties expects the Portfolio to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Total	Contractual Reimbursements
$63,035	$4,484	$67,519	$110,146

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the year ended December 31, 2009 was $1,667.

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2009, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the year ended December 31, 2009, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2009, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$26,423,655	$29,401,617	$122,177	$205,000

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   23

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2009 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$56,591,606	$8,570,797	$7,446,171	$1,124,626

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid*
$144,023	$144,023

*	The tax character of total distributions paid differs from that within the Statement of Changes because of the reorganization of the JPMorgan Insurance Trust Small Cap Core Portfolio with the Predecessor Portfolio. The Predecessor Portfolio’s performance and financial history have been adopted for financial statement purposes, whereas the JPMorgan Insurance Trust Small Cap Core Portfolio is the surviving portfolio for tax purposes.

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid*
$19,840	$653	$20,493

*	The tax character of total distributions paid differs from that within the Statement of Changes because of the reorganization of the JPMorgan Insurance Trust Small Cap Core Portfolio with the Predecessor Portfolio. The Predecessor Portfolio’s performance and financial history have been adopted for financial statement purposes, whereas the JPMorgan Insurance Trust Small Cap Core Portfolio is the surviving portfolio for tax purposes.

At December 31, 2009, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$16,900	$11,757,489	$1,124,626

The cumulative timing differences primarily consist of wash sale loss deferrals.

As of December 31, 2009, the Portfolio had the following net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2016	2017		Total
$7,651,454	$4,106,035	*	$11,757,489

*	The amount includes $999,387 of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2009, the Portfolio deferred to January 1, 2010 post-October capital losses of :

Capital Losses
$525,173

24   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2009, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

8. Business Combinations

In November, 2008, the Boards of Trustees of the Trust and J.P. Morgan Series Trust II approved management’s proposal to merge JPMorgan Small Company Portfolio (the “Target Portfolio”) into JPMorgan Insurance Trust Small Cap Core Portfolio (the “Acquiring Portfolio”). The Agreement and Plan of Reorganization with respect to the Target Portfolio was approved by the Target Portfolio’s shareholders at a special meeting of shareholders held on April 1, 2009. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. The reorganization was effective after the close of business on April 24, 2009. The Acquiring Portfolio acquired all of the assets and liabilities of the Target Portfolio as shown in the table below. As described in Note 1, the Target Portfolio’s performance and financial history have been adopted by the Acquiring Portfolio. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, shareholders of the Target Portfolio received 1.000 Class 1 shares in the Acquiring Portfolio in exchange for each share held in the Target Portfolio as of the close of business on date of the reorganization. The investment portfolio of the Target Portfolio, with a fair value of $45,982,279 and identified cost of $62,459,197 as of the date of the reorganization, was the principal asset acquired by the Acquiring Portfolio. For financial statement purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Target Portfolio was carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization:

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation/ Depreciation
Target Portfolio
JPMorgan Small Company Portfolio	5,097,899	$46,021,216	$9.03	$(16,181,997)

Acquiring Portfolio
JPMorgan Insurance Trust Small Cap Core Portfolio				(801,405)
Class 2	269,113	2,182,687	8.11

Post Reorganization
JPMorgan Insurance Trust Small Cap Core Portfolio				(16,983,402)
Class 1	5,097,899	46,021,216	9.03
Class 2	241,783	2,182,687	9.03

Expenses related to the reorganization were incurred by the Target Portfolio. The Advisor and Administrator voluntarily waived their fees and/or reimbursed expenses in an amount equal to the reorganization expenses, except for brokerage fees and expenses related to the disposition and acquisition of assets in connection with the reorganization.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   25

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (continued)

Assuming the reorganization had been completed on January 1, 2009, the beginning of the annual reporting period, the pro forma results of operations for the year ended December 31, 2009, are as follows:

Net investment income (loss)	$186,554
Net realized/unrealized gains (losses)	10,597,922
Change in net assets resulting from operations	$10,784,476

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Portfolio that have been included in the Statement of Operations since April 24, 2009.

9. Subsequent Event

Management has evaluated all subsequent transactions and events after the balance sheet date through February 16, 2010, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

26   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust Small Cap Core Portfolio (formerly JPMorgan Insurance Trust Small Cap Equity Portfolio):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Small Cap Core Portfolio (formerly JPMorgan Insurance Trust Small Cap Equity Portfolio)(a separate Portfolio of JPMorgan Insurance Trust) (hereafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 16, 2010

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   27

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	132	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	132	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (packaging manufacturer) (2007–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	132	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).
Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	132	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	132	Director, Center for Deaf and Hard of Hearing (1990–present).
Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	132	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	132	Trustee, Stratton Mountain School (2001–present).

28   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	132	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	132	Trustee, Morgan Stanley Funds (164 portfolios) (1992–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, JP Greene & Associates, LLC (broker-dealer) (2000–2009); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	132	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	132	None.
Interested Trustees
Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	132	None.
Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	132
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (132 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Portfolio’s investment adviser is a wholly-owned subsidiary of JPMorgan Chase & Co.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   29

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the J.P. Morgan Funds. Mr. Gatch has been an employee of J.P. Morgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, J.P. Morgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, J.P. Morgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Joy C. Dowd (1972), Assistant Treasurer (2009)
Vice President, JPMorgan Funds Management, Inc. since December 2008; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

30   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2009, and continued to hold your shares at the end of the reporting period, December 31, 2009.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2009	Ending Account Value, December 31, 2009	Expenses Paid During July 1, 2009 to December 31, 2009*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$1,244.60	$5.21	0.92%
Hypothetical	1,000.00	1,020.57	4.69	0.92
Class 2
Actual	1,000.00	1,243.10	6.50	1.15
Hypothetical	1,000.00	1,019.41	5.85	1.15

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   31

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees held meetings in person in June and August 2009, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment subcommittees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the J.P. Morgan Funds, including the Portfolio. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 19, 2009.

The Trustees, as part of their review of the investment advisory arrangements for the Portfolio, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Portfolio. This information includes the Portfolio’s performance against the Portfolio’s peers and benchmarks and analyses by the Advisor of the Portfolio’s performance. The Advisor also periodically provides comparative information regarding the Portfolio’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including, with respect to certain Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Portfolio and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the Portfolio. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Portfolio, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to

32   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

the Advisor of the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for certain of the J.P. Morgan Funds.

The Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMorgan Distribution Services, Inc. (“JPMDS”), an affiliate of the Advisor, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the J.P. Morgan Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. for custody and fund accounting, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Portfolio would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered and actually charged to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Portfolio relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance for the Portfolio periodically over the course of the year. They also received expense information in a report prepared by Lipper in preparation of their review of the Advisory Agreement. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three-, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Advisor. The Trustees discussed the performance and investment strategy of the Portfolio with the Advisor and, based upon these discussions and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rate. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses were in the first and fifth quintile of their Universe Group, respectively. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Portfolio and, in light of this information, concluded that the Advisory fees were reasonable.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   33

Tax Letter
(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2009. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2009. The information necessary to complete your income tax returns for the calendar year ending December 31, 2009 will be received under separate cover.

Dividends Received Deductions (DRD)

100.00% of ordinary income distributions were eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended December 31, 2009.

34   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009    All rights reserved. December 2009.                                            AN-JPMITSCCP-1209

Annual Report

JPMorgan Insurance Trust

December 31, 2009

JPMorgan Insurance Trust U.S. Equity Portfolio
    (formerly JPMorgan Insurance Trust Diversified Equity Portfolio)

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	5
Financial Statements	9
Financial Highlights	12
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	21
Trustees	22
Officers	24
Schedule of Shareholder Expenses	25
Board Approval of Investment Advisory Agreement	26
Tax Letter	29

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JANUARY 15, 2010 (Unaudited)

Dear Shareholder:

It is hard to imagine a more negative and confusing environment than the one we faced one year ago. At the time, the global financial system was in the midst of an unprecedented crisis, stock markets were crashing around the world and the U.S. economy was in the midst of its worst recession since World War II. Today, things look better in many ways; the financial crisis has abated, stock markets are up substantially from their lows, and the economy appears to have embarked on a recovery.

“Today, things look better in many ways; the financial crisis has abated, stock markets are up substantially from their lows, and the economy appears to have embarked on a recovery.”

While this is welcomed, we, like you, are aware of how far we still have to go to return to “normal” in terms of the economy and markets. Pent-up demand — combined with monetary and fiscal stimulus — may have ignited the recovery, but the recovery will need job growth to sustain itself. While we do expect job growth to eventually materialize, the economy remains vulnerable to a relapse on the road to recovery. Therefore, it makes sense to maintain a diversified portfolio—one that can benefit from a recovery maturing into a full-fledged expansion, while still providing some protection from any potential retreat from that path.

Equity markets move sharply higher

After a dismal 2008, equities continued to sink in early 2009, with the Standard & Poor’s 500 Index (“S&P 500 Index”) dropping to a 14-year low on March 9. From that point on, however, equity markets rebounded strongly and by the end of December the S&P 500 Index had risen by 26.5% for the year to a level of 1,115.

From an equity style perspective, mid cap companies surged ahead of their small and large cap counterparts over the past 12 months (40.5%, according to the Russell Midcap Index, compared to 28.4% and 27.2%, as measured by the Russell 1000 and the Russell 2000 Indexes, respectively). Overall, growth stocks fared better than value in the large cap space, reflecting the heavy weighting of financial companies among the latter. The Russell 1000 Growth Index returned 37.2% for the 12-month period, compared to 19.7% for the Russell 1000 Value Index. Moving down the capitalization spectrum, the Russell Midcap Growth and the Midcap Value Indices returned 46.3% and 34.2%, respectively. In the small cap segment, the Russell 2000 Growth Index returned 34.5%, while the Russell 2000 Value Index provided a 20.6% return.

After turning in a dismal performance at the end of 2008, overseas stocks also posted strong gains, particularly in the emerging markets countries of Brazil, Russia, India, and China. The MSCI Emerging Markets Index returned an impressive 79.0% gross return for the 12-month reporting period, while the MSCI EAFE Index returned 32.5% (gross) for the same period.

Treasury markets decline as investors seek higher yields

Credit-related areas of the fixed income markets staged their own rebound in 2009 as investors fled to the mortgage, investment-grade corporate and high yield areas of the market, all of which posted strong gains. Treasury markets, however, declined as investors retreated from the “flight to safety” that they took in 2008. Within this environment, the Barclays Capital U.S. Aggregate Index returned a modest 5.9% for the 12-month period. The Barclays Capital High Yield Index returned a spectacular 58.2%, while the Barclays Capital Emerging Markets Index returned 34.2%. Yields on the benchmark 10-year Treasury climbed from 2.3% 12 months ago to 3.9% as of the end of the reporting period. Yields on the 30-year benchmark were 4.6%, compared to 2.7% 12 months ago, while yields on the two-year note also rose, from 0.8% to 1.11%.

Manage risks on the road to recovery

Both the Federal Reserve and the Federal Government have taken unprecedented steps to aid the economy. Although the effectiveness of these measures will be debated for years to come, the economy appears to be improving whether due to government stimulus or not. Less controversial, however, are the eventual negative side effects of these actions. In the long run, the debt incurred by the Federal Government to stimulate the economy should result in both higher taxes and higher long-term interest rates. While the New Year may bring investors some new investing opportunities, it’s also important to safeguard portfolios against potential risks by maintaining a balanced approach including a diverse array of fixed income and alternative asset classes.

On behalf of everyone at J.P. Morgan Asset Management, I would like to wish you a very happy and prosperous new year. We look forward to continuing to support your investment goals in 2010 and beyond. Should you have any questions, please visit our website at www.jpmorganfunds.com, or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust U.S. Equity Portfolio*

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	March 30, 1995
Fiscal Year End	December 31
Net Assets as of 12/31/2009	$150,687,504
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust U.S. Equity Portfolio, which seeks to provide high total return from a portfolio of selected equity securities,** returned 33.68%*** (Class 1 Shares) for the 12 months ended December 31, 2009. This compares to the 26.46% return for the S&P 500 Index (the “Index”) for the same period.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	For the U.S. stock market, the last 12 months have arguably been one of the most dramatic periods on record. The year began as 2008 ended, with stock prices falling swiftly, and the decline continued into early March. By the time stock prices bottomed out, investors had witnessed among the steepest stock market plunges and the worst economic collapses since the Great Depression of the 1930s. Banks largely stopped lending, layoffs soared, fear spread and consumer confidence sharply declined.

The market rebound was equally dramatic. Driven largely by coordinated efforts by the U.S. Treasury and Federal Reserve to shore up confidence in the financial system and keep credit flowing, stocks, beginning in March, staged a significant “relief rally” — the biggest since the 1930s — that spanned the entire U.S. equity spectrum. By the end of the year, stocks recouped significant portions of their losses — though major indices remained well below their highs set in the fall of 2007. Meantime, the U.S. economy showed signs of life by expanding at an annualized 2.8% rate in the third quarter of 2009, its first increase since the second quarter of 2008.

The Portfolio generated a strong absolute return during the reporting period and outperformed the Index. This was partially the result of favorable stock selection in the energy, network technology and basic materials sectors. These positives more than offset the negative impact from stock selection in the retail, insurance and infrastructure.

Examples of stocks that positively contributed to the Portfolio’s results were its overweight positions in Goldman Sachs Group, Inc., Corning, Inc. and Freeport McMoRan Copper & Gold, Inc. Goldman Sachs is a leading global investment banking and securities firm whose share price fell sharply along with the overall financial sector during the credit crisis in 2008. The Portfolio’s position in Goldman was increased in late 2008, near their price trough, given its compelling valuation. In addition, it was believed that Goldman Sachs would exit the credit crisis with a much better competitive position, as a number of previously strong competitors had left the marketplace. This proved to be the case and Goldman Sachs’ stock price more than doubled during the reporting period. Corning, Inc. manufacturers LCD (liquid-crystal display) glass used in flat panel televisions and computer monitors. Despite the weak economy and falling margins for flat panel televisions and computer monitors, Corning continued to experience solid demand, as it is one of only a few manufacturers of LCD glass. In addition, we believe its stock price moved higher in anticipation of improving global growth. During the year, mining company Freeport McMoRan Copper & Gold’s stock price soared as copper prices doubled off their lows due, in part, to strong demand for copper from countries such as China. The price of gold also moved sharply higher during the reporting period, further supporting Freeport McMoRan Copper & Gold’s shares.

Stocks that detracted from performance during the reporting period were the Portfolio’s overweights in Hewlett-Packard Co., Norfolk Southern Corp. and Safeway, Inc. Hewlett-Packard is a business products and technology firm. While the stock has performed well overall, it has lagged some of its peers that have more quickly felt the benefits of the economic recovery. Railroad company Norfolk Southern Corp. underperformed during the period as the weak global economy led to less shipping volume for items such as commodities. In addition, there were fears that Congress would institute new regulations for railroads, which would put more pressure on their pricing and margins. While this did not occur, Norfolk Southern’s stock was still negatively impacted. Grocery store giant Safeway, Inc. was a weak performer given the economic slowdown, as well as consumers’ preference for lower-cost brands, which negatively impacted Safeway’s profit margins. In addition, Safeway experienced increased price competition from other grocers, including Wal-Mart’s grocery operation.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	The Portfolio was positioned for an economic recovery by owning inexpensive stocks with good management teams and strong balance sheets, but also stocks we thought would benefit from a cyclical recovery in the economy. The Portfolio utilized active stock selection with a systematic valuation process, investing in a diversified portfolio of U.S. large-cap equities. To help ensure that stock selection was the principal source of potential excess return, we allowed only modest deviations in sector weightings relative to the Index.

2   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****

1.	Microsoft Corp.	3.4%
2.	Hewlett-Packard Co.	3.1
3.	Exxon Mobil Corp.	3.1
4.	Google, Inc., Class A	3.0
5.	Merck & Co., Inc.	2.6
6.	Cisco Systems, Inc.	2.5
7.	Goldman Sachs Group, Inc. (The)	2.3
8.	Wells Fargo & Co.	2.2
9.	Procter & Gamble Co.	2.2
10.	Occidental Petroleum Corp.	2.1

PORTFOLIO COMPOSITION BY SECTOR****

Information Technology	24.0%
Financials	14.4
Health Care	12.1
Energy	11.8
Consumer Staples	9.9
Consumer Discretionary	9.0
Industrials	9.0
Materials	3.3
Telecommunication Services	3.2
Utilities	3.1
Others (each less than 1.0%)	0.2

*	The Portfolio’s name was changed from JPMorgan Insurance Trust Diversified Equity Portfolio to JPMorgan Insurance Trust U.S. Equity Portfolio on April 25, 2009.

**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

***	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

****	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2009. The Portfolio’s composition is subject to change.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust U.S. Equity Portfolio

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	3/30/95	33.68%	2.73%	0.05%
CLASS 2 SHARES	8/16/06	33.34	2.55	(0.04)

TEN YEAR PERFORMANCE (12/31/99 TO 12/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective November 1, 2006, the Portfolio’s investment objective and strategies changed. Although past performance is not necessarily an indication of how the Portfolio will perform in the future, in view of these changes, the Portfolio’s performance record prior to this period might be less relevant for investors considering whether to purchase shares of the Portfolio.

Returns for the Class 2 Shares prior to their inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust U.S. Equity Portfolio, the S&P 500 Index and the Lipper Variable Underlying Funds Large-Cap Core Funds Index from December 31, 1999 to December 31, 2009. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the S&P 500 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Variable Underlying Funds Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

JPMorgan Insurance Trust U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.5%
	Consumer Discretionary — 9.0%
	Auto Components — 0.7%
37,091	Johnson Controls, Inc.	1,010,359
	Hotels, Restaurants & Leisure — 1.6%
3,250	Darden Restaurants, Inc.	113,978
31,120	International Game Technology	584,122
10,560	Royal Caribbean Cruises Ltd. (a) (c)	266,957
9,560	Starwood Hotels & Resorts Worldwide, Inc. (c)	349,609
30,002	Yum! Brands, Inc.	1,049,170
		2,363,836
	Household Durables — 0.4%
9,118	KB Home	124,734
29,370	Lennar Corp., Class A (c)	375,055
6,020	Toll Brothers, Inc. (a) (c)	113,236
		613,025
	Internet & Catalog Retail — 0.4%
4,980	Amazon.com, Inc. (a) (c)	669,910
	Media — 3.5%
33,710	Comcast Corp., Class A	568,351
1,857	Time Warner Cable, Inc.	76,861
68,085	Time Warner, Inc.	1,983,997
80,129	Walt Disney Co. (The) (c)	2,584,160
		5,213,369
	Multiline Retail — 0.3%
9,623	Kohl’s Corp. (a) (c)	518,968
	Specialty Retail — 1.4%
25,630	Lowe’s Cos., Inc. (c)	599,486
61,630	Staples, Inc.	1,515,482
		2,114,968
	Textiles, Apparel & Luxury Goods — 0.7%
5,430	Coach, Inc.	198,358
1,753	Nike, Inc., Class B	115,821
9,490	V.F. Corp.	695,047
		1,009,226
	Total Consumer Discretionary	13,513,661
	Consumer Staples — 9.9%
	Beverages — 2.1%
41,980	Coca-Cola Co. (The)	2,392,860
12,708	PepsiCo, Inc.	772,646
		3,165,506
	Food & Staples Retailing — 3.1%
34,549	CVS/Caremark Corp.	1,112,823
28,100	Kroger Co. (The)	576,893
40,675	SYSCO Corp. (c)	1,136,460
35,913	Wal-Mart Stores, Inc.	1,919,550
		4,745,726
	Food Products — 1.0%
12,339	General Mills, Inc.	873,725
22,830	Kraft Foods, Inc., Class A	620,519
		1,494,244
	Household Products — 2.2%
54,167	Procter & Gamble Co.	3,284,145
	Tobacco — 1.5%
22,926	Altria Group, Inc.	450,037
36,626	Philip Morris International, Inc.	1,765,007
		2,215,044
	Total Consumer Staples	14,904,665
	Energy — 11.8%
	Energy Equipment & Services — 1.6%
4,700	Baker Hughes, Inc.	190,256
19,190	Halliburton Co.	577,427
21,878	Schlumberger Ltd.	1,424,039
2,600	Transocean Ltd., (Switzerland) (a)	215,280
		2,407,002
	Oil, Gas & Consumable Fuels — 10.2%
2,016	Anadarko Petroleum Corp.	125,839
10,078	Apache Corp.	1,039,747
25,590	Chevron Corp.	1,970,174
38,580	ConocoPhillips	1,970,280
12,707	Devon Energy Corp.	933,964
4,000	EOG Resources, Inc.	389,200
67,915	Exxon Mobil Corp.	4,631,124
4,530	Noble Energy, Inc. (c)	322,627
38,022	Occidental Petroleum Corp.	3,093,090
15,430	Southwestern Energy Co. (a)	743,726
2,580	Ultra Petroleum Corp. (a)	128,639
		15,348,410
	Total Energy	17,755,412
	Financials — 14.2%
	Capital Markets — 4.6%
23,072	Bank of New York Mellon Corp. (The)	645,324
13,770	Charles Schwab Corp. (The) (c)	259,151
20,466	Goldman Sachs Group, Inc. (The) (c)	3,455,480
54,311	Morgan Stanley	1,607,606
14,410	State Street Corp.	627,411
19,485	TD AMERITRADE Holding Corp. (a)	377,619
		6,972,591

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Commercial Banks — 3.7%
26,862	BB&T Corp.	681,489
9,880	SunTrust Banks, Inc.	200,465
3,240	SVB Financial Group (a) (c)	135,076
52,202	U.S. Bancorp	1,175,067
123,603	Wells Fargo & Co.	3,336,045
		5,528,142
	Consumer Finance — 0.2%
10,160	Capital One Financial Corp. (c)	389,534
	Diversified Financial Services — 2.6%
172,419	Bank of America Corp.	2,596,630
356,010	Citigroup, Inc.	1,178,393
8,850	NASDAQ OMX Group, Inc. (The) (a)	175,407
		3,950,430
	Insurance — 2.5%
16,608	ACE Ltd., (Switzerland) (a)	837,043
13,890	Aflac, Inc.	642,412
5,050	AON Corp.	193,617
10,300	Principal Financial Group, Inc. (c)	247,612
17,554	Prudential Financial, Inc.	873,487
17,218	RenaissanceRe Holdings Ltd., (Bermuda)	915,137
		3,709,308
	Real Estate Investment Trusts (REITs) — 0.6%
700	Alexandria Real Estate Equities, Inc.	45,003
2	Apartment Investment & Management Co., Class A	32
530	AvalonBay Communities, Inc. (c)	43,518
6,250	Health Care REIT, Inc. (c)	277,000
12,760	Kimco Realty Corp. (c)	172,643
3,850	Public Storage (c)	313,583
		851,779
	Total Financials	21,401,784
	Health Care — 12.1%
	Biotechnology — 2.2%
1,340	Alexion Pharmaceuticals, Inc. (a)	65,419
10,078	Amgen, Inc. (a)	570,112
7,500	Biogen Idec, Inc. (a)	401,250
23,869	Celgene Corp. (a)	1,329,026
20,349	Gilead Sciences, Inc. (a)	880,705
		3,246,512
	Health Care Equipment & Supplies — 1.1%
9,480	Baxter International, Inc.	556,286
19,610	Boston Scientific Corp. (a) (c)	176,490
6,189	Covidien plc, (Ireland)	296,391
15,460	Medtronic, Inc.	679,931
		1,709,098
	Health Care Providers & Services — 2.0%
17,971	Aetna, Inc. (c)	569,681
28,630	Cardinal Health, Inc.	923,031
8,110	CIGNA Corp. (c)	286,040
4,960	McKesson Corp.	310,000
4,970	Medco Health Solutions, Inc. (a)	317,633
3,540	UnitedHealth Group, Inc.	107,899
7,576	WellPoint, Inc. (a)	441,605
		2,955,889
	Pharmaceuticals — 6.8%
55,992	Abbott Laboratories	3,023,008
32,083	Bristol-Myers Squibb Co.	810,096
7,470	Johnson & Johnson	481,143
108,562	Merck & Co., Inc.	3,966,855
109,852	Pfizer, Inc.	1,998,208
		10,279,310
	Total Health Care	18,190,809
	Industrials — 9.0%
	Aerospace & Defense — 2.1%
1,250	Boeing Co.	67,662
21,980	Honeywell International, Inc.	861,616
32,095	United Technologies Corp.	2,227,714
		3,156,992
	Construction & Engineering — 0.1%
1,990	Fluor Corp.	89,630
	Electrical Equipment — 0.8%
14,250	Cooper Industries plc	607,620
15,770	Emerson Electric Co.	671,802
		1,279,422
	Industrial Conglomerates — 1.4%
126,000	General Electric Co.	1,906,380
9,720	Textron, Inc.	182,833
		2,089,213
	Machinery — 2.5%
5,570	Caterpillar, Inc.	317,434
23,278	Deere & Co.	1,259,107
2,150	Eaton Corp.	136,783
34,673	PACCAR, Inc. (c)	1,257,590
14,060	Parker Hannifin Corp.	757,553
		3,728,467
	Road & Rail — 2.1%
35,018	Norfolk Southern Corp. (c)	1,835,644
21,570	Union Pacific Corp.	1,378,323
		3,213,967
	Total Industrials	13,557,691

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Information Technology — 24.0%
	Communications Equipment — 4.4%
159,753	Cisco Systems, Inc. (a) (c)	3,824,487
39,353	Juniper Networks, Inc. (a)	1,049,544
39,154	QUALCOMM, Inc.	1,811,264
		6,685,295
	Computers & Peripherals — 7.5%
14,358	Apple, Inc. (a) (c)	3,027,528
91,207	Hewlett-Packard Co.	4,698,072
22,331	International Business Machines Corp.	2,923,128
8,080	NetApp, Inc. (a)	277,871
12,210	SanDisk Corp. (a) (c)	353,968
		11,280,567
	Electronic Equipment, Instruments & Components — 1.6%
122,440	Corning, Inc.	2,364,316
	Internet Software & Services — 3.0%
49	AOL, Inc. (a)	1,151
7,262	Google, Inc., Class A (a) (c)	4,502,295
		4,503,446
	IT Services — 0.5%
510	Automatic Data Processing, Inc.	21,838
5,490	Cognizant Technology Solutions Corp., Class A (a)	248,697
2,190	Genpact Ltd., (Bermuda) (a)	32,631
1,270	MasterCard, Inc., Class A (c)	325,095
2,650	Paychex, Inc. (c)	81,196
		709,457
	Office Electronics — 0.1%
26,910	Xerox Corp. (c)	227,659
	Semiconductors & Semiconductor Equipment — 2.2%
12,700	Analog Devices, Inc. (c)	401,066
64,540	Applied Materials, Inc. (c)	899,688
18,180	Broadcom Corp., Class A (a)	571,761
31,970	Intersil Corp., Class A (c)	490,420
38,972	National Semiconductor Corp. (c)	598,610
13,359	Xilinx, Inc.	334,776
		3,296,321
	Software — 4.7%
169,423	Microsoft Corp.	5,165,708
80,630	Oracle Corp.	1,978,660
		7,144,368
	Total Information Technology	36,211,429
	Materials — 3.3%
	Chemicals — 1.6%
1,110	Air Products & Chemicals, Inc.	89,977
41,566	Dow Chemical Co. (The)	1,148,468
9,480	E.l. du Pont de Nemours & Co. (c)	319,192
11,579	Praxair, Inc.	929,909
		2,487,546
	Metals & Mining — 1.7%
17,000	Alcoa, Inc.	274,040
21,825	Freeport-McMoRan Copper & Gold, Inc. (a)	1,752,329
7,990	United States Steel Corp. (c)	440,409
2,420	Vale S.A., (Brazil), ADR (c)	70,253
		2,537,031
	Total Materials	5,024,577
	Telecommunication Services — 3.1%
	Diversified Telecommunication Services — 2.8%
69,660	AT&T, Inc.	1,952,570
70,243	Verizon Communications, Inc.	2,327,150
		4,279,720
	Wireless Telecommunication Services — 0.3%
129,600	Sprint Nextel Corp. (a) (c)	474,336
	Total Telecommunication Services	4,754,056
	Utilities — 3.1%
	Electric Utilities — 1.6%
14,449	Edison International	502,536
4,950	Entergy Corp.	405,108
10,638	Exelon Corp.	519,879
9,850	FPL Group, Inc. (c)	520,277
41,180	NV Energy, Inc.	509,809
		2,457,609
	Multi-Utilities — 1.2%
18,370	PG&E Corp. (c)	820,220
15,680	Public Service Enterprise Group, Inc.	521,360
18,690	Xcel Energy, Inc.	396,602
		1,738,182
	Water Utilities — 0.3%
18,930	American Water Works Co., Inc.	424,221
	Total Utilities	4,620,012
	Total Common Stocks (Cost $127,798,974)	149,934,096

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   7

JPMorgan Insurance Trust U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2009 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Preferred Stock — 0.3%
	Financials — 0.3%
	Diversified Financial Services — 0.3%
24,100	Bank of America Corp., 10.000%, 12/31/49 (a) (x) (Cost $361,500)	359,572

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligation — 0.2%
240,000	U.S. Treasury Note, 2.875%, 06/30/10 (Cost $242,903)	243,141

SHARES
Short-Term Investment — 0.0% (g)
	Investment Company — 0.0% (g)
50,778	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (m) (Cost $50,778)	50,778
Investment of Cash Collateral for Securities on Loan — 15.6%
	Investment Company — 15.6%
23,562,660	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $23,562,660)	23,562,660
	Total Investments — 115.6% (Cost $152,016,815)	174,150,247
	Liabilities in Excess of Other Assets — (15.6)%	(23,462,743)
	NET ASSETS — 100.0%	$150,687,504

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR—	American Depositary Receipt

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(g)—	Amount rounds to less than 0.1%.

(l)—	The rate shown is the current yield as of December 31, 2009.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(x)—	Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2009

U.S. Equity Portfolio
ASSETS:
Investments in non-affiliates, at value	$150,536,809
Investments in affiliates, at value	23,613,438
Total investment securities, at value	174,150,247
Receivables:
Investment securities sold	64,835
Portfolio shares sold	10,162
Interest and dividends	257,878
Total Assets	174,483,122

LIABILITIES:
Payables:
Collateral for securities lending program	23,562,660
Portfolio shares redeemed	91,557
Accrued liabilities:
Investment advisory fees	64,850
Administration fees	11,212
Distribution fees	3
Custodian and accounting fees	17,062
Trustees’ and Chief Compliance Officer’s fees	123
Other	48,151
Total Liabilities	23,795,618
Net Assets	$150,687,504

NET ASSETS:
Paid in capital	$192,097,593
Accumulated undistributed (distributions in excess of) net investment income	1,306,092
Accumulated net realized gains (losses)	(64,849,613)
Net unrealized appreciation (depreciation)	22,133,432
Total Net Assets	$150,687,504

Net Assets:
Class 1	$150,671,602
Class 2	15,902
Total	$150,687,504

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	10,819,360
Class 2	1,143

Net asset value, offering and redemption price per share:
Class 1	$13.93
Class 2	13.91

Cost of investments in non-affiliates	$128,403,377
Cost of investments in affiliates	23,613,438
Value of securities on loan	22,891,227

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   9

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009

U.S. Equity Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$2,900
Dividend income from non-affiliates	2,955,061
Dividend income from affiliates	6,596
Income from securities lending (net)	39,132
Total investment income	3,003,689

EXPENSES:
Investment advisory fees	732,422
Administration fees	137,561
Distribution fees — Class 2	33
Custodian and accounting fees	55,320
Interest expense to affiliates	263
Professional fees	56,007
Trustees’ and Chief Compliance Officer’s fees	1,332
Printing and mailing costs	131,258
Transfer agent fees	14,605
Other	91,013
Total expenses	1,219,814
Less amounts waived	(156,182)
Less earnings credits	(3)
Net expenses	1,063,629
Net investment income (loss)	1,940,060

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(23,686,272)
Futures	107,297
Net realized gain (loss)	(23,578,975)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	62,173,153
Futures	(45,138)
Change in net unrealized appreciation (depreciation)	62,128,015
Net realized/unrealized gains (losses)	38,549,040
Change in net assets resulting from operations	$40,489,100

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	U.S. Equity Portfolio
	Year Ended 12/31/2009	Year Ended 12/31/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,940,060	$2,954,507
Net realized gain (loss)	(23,578,975)	(32,242,204)
Change in net unrealized appreciation (depreciation)	62,128,015	(42,692,205)
Change in net assets resulting from operations	40,489,100	(71,979,902)

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(3,509,751)	(2,707,760)
From net realized gains	—	(23,367,478)
Class 2
From net investment income	(309)	(132)
From net realized gains	—	(1,531)
Total distributions to shareholders	(3,510,060)	(26,076,901)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(9,604,500)	(68,881,341)

NET ASSETS:
Change in net assets	27,374,540	(166,938,144)
Beginning of period	123,312,964	290,251,108
End of period	$150,687,504	$123,312,964
Accumulated undistributed (distributions in excess of) net investment income	$1,306,092	$2,894,624

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$4,752,847	$9,082,428
Net assets acquired in Portfolio reorganization (See Note 8)	25,879,137	—
Dividends and distributions reinvested	3,509,751	26,075,238
Cost of shares redeemed	(43,746,544)	(104,040,593)
Change in net assets from Class 1 capital transactions	$(9,604,809)	$(68,882,927)
Class 2
Dividends and distributions reinvested	$309	$1,663
Cost of shares redeemed	—	(77)
Change in net assets from Class 2 capital transactions	$309	$1,586

Total change in net assets from capital transactions	$(9,604,500)	$(68,881,341)

SHARE TRANSACTIONS:
Class 1
Issued	424,439	665,305
Shares issued in connection with Portfolio reorganization (See Note 8)	2,485,606	—
Reinvested	337,152	1,744,163
Redeemed	(3,905,795)	(6,760,556)
Change in Class 1 Shares	(658,598)	(4,351,088)
Class 2
Reinvested	29	111
Redeemed	—	(5)
Change in Class 2 Shares	29	106

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   11

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

							Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gains	Total distributions
U.S. Equity Portfolio
Class 1
Year Ended December 31, 2009	$10.74	$0.19	(e)	$3.32	(e)	$3.51	$(0.32)	$—	$(0.32)
Year Ended December 31, 2008	18.34	0.22	(f)	(6.12)		(5.90)	(0.18)	(1.52)	(1.70)
Year Ended December 31, 2007	17.60	0.18		1.57		1.75	(0.19)	(0.82)	(1.01)
Year Ended December 31, 2006	15.28	0.19		2.26		2.45	(0.13)	—	(0.13)
Year Ended December 31, 2005	15.08	0.13		0.21		0.34	(0.14)	—	(0.14)

Class 2
Year Ended December 31, 2009	10.71	0.13	(e)	3.35	(e)	3.48	(0.28)	—	(0.28)
Year Ended December 31, 2008	18.28	0.19	(f)	(6.11)		(5.92)	(0.13)	(1.52)	(1.65)
Year Ended December 31, 2007	17.58	0.16		1.54		1.70	(0.18)	(0.82)	(1.00)
August 16, 2006 (g) through December 31, 2006	15.84	0.05		1.69		1.74	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $3.30 and $3.34, the total return would have been 33.49% and 33.24% and the net investment income (loss) ratio would have been 1.42% and 1.18%, for Class 1 and Class 2 Shares, respectively. The impact on net investment income (loss) per share was less than $0.01 for both Class 1 and Class 2 Shares.

(f)	Calculated based upon average shares outstanding.

(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$13.93	33.68	%(e)	$150,672	0.80%	1.45	%(e)	0.91%	88%
10.74	(34.80)		123,301	0.76	1.50		0.78	93
18.34	10.45		290,233	0.73	1.12		0.73	116
17.60	16.15		148,075	0.85	1.05		0.87	129
15.28	2.33		151,133	0.94	0.78		0.95	74

13.91	33.34	(e)	16	1.05	1.21	(e)	1.17	88
10.71	(34.94)		12	1.01	1.30		1.04	93
18.28	10.12		18	0.99	0.85		0.99	116
17.58	10.98		17	1.05	0.82		1.07	129

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   13

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
U.S. Equity Portfolio	Class 1 and Class 2	Diversified

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees, and each class has exclusive voting rights with respect to its distribution plan or administrative services plan.

Effective April 25, 2009, Diversified Equity Portfolio was renamed U.S. Equity Portfolio with approval from the Board of Trustees.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

• Level 1 —	quoted prices in active markets for identical securities
• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
• Level 3 —	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

14   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$173,547,534	$602,713	$—	$174,150,247

#	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the Schedule of Portfolio Investments (“SOI”). Level 2 consists of a U.S. Treasury Note and a preferred stock. Please refer to the SOI for industry specifics of the portfolio holdings.

B.  Futures Contracts — The Portfolio uses index futures contracts to gain or reduce exposure to the stock market, enhance returns, maintain liquidity and minimize transaction costs. The Portfolio buys futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified security or financial index over a predetermined time period. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the Schedule of Portfolio Investments and cash deposited is recorded on the Statement of Assets and Liabilities. Receivable and/or payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying index. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The Portfolio held futures contracts with an average notional balance of $668,790 during the year ended December 31, 2009 and at December 31, 2009, no longer holds positions in these investments.

C.  Securities Lending — The Portfolio may lend securities to brokers approved by its advisor in order to generate additional income. Goldman Sachs Bank USA (“GS Bank”) serves as lending agent for the Portfolio. Securities loaned are collateralized by cash, which is invested in approved instruments (“collateral investments”), in accordance with investment guidelines. Upon termination of the loan, the Portfolio is required to return to the borrower the posted cash collateral. Loans are subject to termination by the Portfolio or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments, net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statement of Operations. The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as dividend or interest income, respectively, on the Statement of Operations. For the year ended December 31, 2009, the Portfolio earned $46,040 from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities, plus accrued interest. The securities lending agreement with GS Bank requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of cash collateral investments are disclosed in the Schedule of Portfolio Investments. At December 31, 2009, the value of outstanding securities on loan and the value of collateral investments were as follows:

Value of Securities on Loan	Cash Collateral Posted by Borrower	Total Value of Collateral Investments
$22,891,227	$23,562,660	$23,562,660

The Portfolio bears the risk of loss associated with the investment of the cash collateral and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted, when the Advisor does not believe that it is prudent to sell the cash collateral investments to fund this liability.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   15

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (continued)

Securities lending involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GS Bank has agreed to indemnify the Portfolio from losses resulting from a borrower failure to return a loaned security.

The Portfolio invests cash collateral amounts received from borrowers in JPMorgan Prime Money Market Fund — Capital Shares. The Advisor of the Portfolio waived fees associated with the Portfolio’s investment in JPMorgan Prime Money Market Fund of $11,082. This amount offsets the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Portfolio’s investment in such fund. A portion of the waiver is voluntary.

D.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

E.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

F.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Portfolio’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$6,944,059	$(18,532)	$(6,925,527)

The reclassifications for the Portfolio relate primarily to expiration of capital loss carryforwards and capital loss carryforwards from the Target Portfolio.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (“JPMIA” or the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.55%.

Effective January 1, 2010, the investment advisory business of JPMIA was transferred to J.P. Morgan Investment Management Inc. (“JPMIM”) and JPMIM became the investment advisor for the Portfolio, assuming all rights and responsibilities of JPMIA with respect to the Portfolio. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan. The appointment of JPMIM did not change the portfolio management team, investment strategies, investment advisory fees charged to the Portfolio or the terms of the investment advisory agreement (other than the identity of the advisor).

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator

16   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2009, the annual effective rate was 0.10% of the Portfolio’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.E.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Subadministrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E.  Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s average daily net assets as shown in the table below:

Class 1	Class 2
0.80%	1.05%

The contractual expense limitation agreements were in effect for the year ended December 31, 2009. The expense limitation percentages in the table above are in place until at least April 30, 2010.

For the year ended December 31, 2009, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expects the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory	Administration	Total
$147,689	$6,493	$154,182

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the year ended December 31, 2009 (excluding the waiver disclosed in Note 2.C. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) was $2,000.

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2009, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the year ended December 31, 2009, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   17

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (continued)

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2009, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$116,689,289	$150,524,409	$102,422	$180,000

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2009, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$168,459,088	$10,028,154	$4,336,995	$5,691,159

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$3,510,060	$3,510,060

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$16,350,019	$9,726,882	$26,076,901

At December 31, 2009, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$1,309,623	$(48,095,903)	$5,691,159

The cumulative timing differences primarily consist of wash sale loss deferrals and trustee deferred compensation.

As of December 31, 2009, the Portfolio had net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains:

2010		2016		2017	Total
$2,301,805	*	$19,447,166	*	$26,346,932	$48,095,903

*	The 2010 and 2016 amounts include $2,301,805 and $3,914,851, respectively, of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.

During the year ended December 31, 2009 the Portfolio had expired capital loss carryforwards of $8,539,204.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2009, the Portfolio deferred to January 1, 2010 post-October capital losses of $311,439.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of

18   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2009, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

8. Business Combinations

In November, 2008, the Boards of Trustees of the Trust and J.P. Morgan Series Trust II approved management’s proposal to merge JPMorgan U.S. Large Cap Core Equity Portfolio (the “Target Portfolio”) into JPMorgan Insurance Trust U.S. Equity Portfolio (the “Acquiring Portfolio”). The Agreement and Plan of Reorganization with respect to the Target Portfolio was approved by the Target Portfolio’s shareholders at a special meeting of shareholders held on April 1, 2009. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. The reorganization was effective after the close of business on April 24, 2009. The Acquiring Portfolio acquired all of the assets and liabilities of the Target Portfolio as shown in the table below. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, shareholders of the Target Portfolio received 0.955 Class 1 shares in the Acquiring Portfolio in exchange for each share held in the Target Portfolio as of the close of business on the date of the reorganization. The investment portfolio of the Target Portfolio, with a fair value of $25,894,411 and identified cost of $28,729,930 as of the date of the reorganization, was the principal asset acquired by the Acquiring Portfolio. For financial statement purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Target Portfolio was carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization:

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation/ (Depreciation)
Target Portfolio
JPMorgan U.S. Large Cap Core Equity Portfolio	2,604,036	$25,879,137	$9.94	$(2,835,519)

Acquiring Portfolio
JPMorgan Insurance Trust U.S. Equity Portfolio				$(16,162,144)
Class 1	11,301,259	$117,664,026	$10.41
Class 2	1,143	11,908	10.42

Post Reorganization
JPMorgan Insurance Trust U.S. Equity Portfolio				$(18,997,663)
Class 1	13,786,865	$143,543,163	$10.41
Class 2	1,143	11,908	10.42

Expenses related to the reorganization were incurred by the Target Portfolio. The Advisor and Administrator voluntarily waived their fees and/or reimbursed expenses in an amount equal to the reorganization expenses, except for brokerage fees and expenses related to the disposition and acquisition of assets in connection with the reorganization.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   19

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2009 (continued)

Assuming the reorganization had been completed on January 1, 2009, the beginning of the annual reporting period, the pro forma results of operations for the year ended December 31, 2009, are as follows:

Net investment income (loss)	$2,111,788
Net realized/unrealized gains (losses)	38,053,515
Change in net assets resulting from operations	$40,165,303

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Portfolio that have been included in the Statement of Operations since April 24, 2009.

9. Subsequent Event

Management has evaluated all subsequent transactions and events after the balance sheet date through February 16, 2010, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

20   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust U.S. Equity Portfolio (formerly JPMorgan Insurance Trust Diversified Equity Portfolio):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust U.S. Equity Portfolio (formerly JPMorgan Insurance Trust Diversified Equity Portfolio) (a separate Portfolio of JPMorgan Insurance Trust) (hereafter referred to as the “Portfolio”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 16, 2010

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   21

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	132	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	132	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (packaging manufacturer) (2007–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	132	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).
Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	132	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	132	Director, Center for Deaf and Hard of Hearing (1990–present).
Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	132	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	132	Trustee, Stratton Mountain School (2001–present).

22   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	132	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	132	Trustee, Morgan Stanley Funds (164 portfolios) (1992–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, JP Greene & Associates, LLC (broker-dealer) (2000–2009); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	132	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	132	None.
Interested Trustees
Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	132	None.
Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	132
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (132 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Portfolio’s investment adviser is a wholly-owned subsidiary of JPMorgan Chase & Co.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   23

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the J.P. Morgan Funds. Mr. Gatch has been an employee of J.P. Morgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, J.P. Morgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, J.P. Morgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Joy C. Dowd (1972), Assistant Treasurer (2009)
Vice President, JPMorgan Funds Management, Inc. since December 2008; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

24   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2009, and continued to hold your shares at the end of the reporting period, December 31, 2009.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2009	Ending Account Value, December 31, 2009	Expenses Paid During July 1, 2009 to December 31, 2009*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$1,238.20	$4.51	0.80%
Hypothetical	1,000.00	1,021.17	4.08	0.80
Class 2
Actual	1,000.00	1,236.40	5.92	1.05
Hypothetical	1,000.00	1,019.91	5.35	1.05

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   25

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees held meetings in person in June and August 2009, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment subcommittees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the J.P. Morgan Funds, including the Portfolio. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 19, 2009.

The Trustees, as part of their review of the investment advisory arrangements for the Portfolio, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Portfolio. This information includes the Portfolio’s performance against the Portfolio’s peers and benchmarks and analyses by the Advisor of the Portfolio’s performance. The Advisor also periodically provides comparative information regarding the Portfolio’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including, with respect to certain Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Portfolio and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the Portfolio. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Portfolio, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and

26   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for certain of the J.P. Morgan Funds.

The Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMorgan Distribution Services, Inc. (“JPMDS”), an affiliate of the Advisor, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the J.P. Morgan Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA for custody and fund accounting, securities lending, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Portfolio would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered and actually charged to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Portfolio relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three-, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Advisor. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted that the Portfolio’s performance was in the first, first, and second quintile for the one-, three- and five-year periods ended December 31, 2008, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rate. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   27

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses were in the third and second quintile of their Universe Group, respectively. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Portfolio and, in light of this information, concluded that the Advisory fees were reasonable.

28   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2009

TAX LETTER
(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2009. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2009. The information necessary to complete your income tax returns for the calendar year ending December 31, 2009 will be received under separate cover.

Dividends Received Deductions (DRD)

100.0% of ordinary income distributions were eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended December 31, 2009.

DECEMBER 31, 2009        JPMORGAN INSURANCE TRUST   29

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. December 2009.	AN-JPMITUSEP-1209

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is William Armstrong. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2009 – $281,800

2008 – $328,230*

* Audit fees reported in 2008 Form N-CSR filing also included audit-related fees.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2009 – $118,000

2008 – $141,600

The audit-related fees consist of aggregate fees billed for assurance and related services by the independent registered public accounting firm to the Registrant that were reasonably related to the performance of the annual audit of the Registrant’s financial statements.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES
2009 – $59,400

2008 – $71,640

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended December 31, 2009 and 2008, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES
2009 – Not applicable

2008 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of

Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2009 – 0.0%

2008 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant for the last two calendar year ends were:

2009 – $24.9 million

2008 – $25.7 million

These amounts also include the aggregate non audit fees billed by the Independent Registered Public Accounting firm for services rendered to J.P. Morgan Chase & Co. (“JPMC”) and certain related entities.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-

CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Insurance Trust

By:	/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

March 10, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

March 10, 2010

By:	/s/____________________________

Patricia A. Maleski

Treasurer and Principal Financial Officer

March 10, 2010